                                                                    EXHIBIT 10.6


                    AMENDED AND RESTATED FINANCING AGREEMENT

                           Dated as of June 18, 1998

                                  by and among

                            NORTON McNAUGHTON, INC.,

                       NORTON McNAUGHTON OF SQUIRE, INC.,

                               MISS ERIKA, INC.,

                             JJ ACQUISITION CORP.,

           THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO,

                      NATIONSBANC COMMERCIAL CORPORATION,
                              as Collateral Agent,

                    THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                            as Administrative Agent

                                      and

                                FLEET BANK, NA,
                             as Documentation Agent

                               TABLE OF CONTENTS

                                                                               Page
                                                                               ----
ARTICLE I    DEFINITIONS; CERTAIN TERMS.......................................    2
 SECTION 1.01.  Definitions...................................................    2
 SECTION 1.02.  Accounting and Other Terms....................................   24
 SECTION 1.03.  Time References...............................................   25

ARTICLE II   THE LOANS........................................................   25
 SECTION 2.01.  Commitments...................................................   25
 SECTION 2.02.  Loans.........................................................   26
 SECTION 2.03.  Making the Loans..............................................   26
 SECTION 2.04.  Notes; Repayment of Loans.....................................   26
 SECTION 2.05.  Funding and Settlement Procedures.............................   26
 SECTION 2.06.  Interest......................................................   29
 SECTION 2.07.  Reduction of Commitment; Prepayment of Loans..................   29
 SECTION 2.08.  Fees..........................................................   33
 SECTION 2.09.  Eurodollar Rate Not Determinable; Illegality or
                  Impropriety.................................................   33
 SECTION 2.10.  Indemnity.....................................................   34
 SECTION 2.11.  Continuation and Conversion of Loans..........................   35
 SECTION 2.12.  Taxes.........................................................   36
 SECTION 2.13.  Joint and Several Liability of the Borrowers..................   37

ARTICLE III  LETTERS OF CREDIT................................................   39
 SECTION 3.01.  Letter of Credit Guaranty.....................................   39
 SECTION 3.02.  Participations................................................   43
 SECTION 3.03.  Letters of Credit.............................................   44

ARTICLE IV   FEES, PAYMENTS AND OTHER COMPENSATION............................   46
 SECTION 4.01.  Audit and Collateral Monitoring Fees..........................   46
 SECTION 4.02.  Payments; Computations and Statements.........................   46
 SECTION 4.03.  Sharing of Payments, Etc......................................   47
 SECTION 4.04.  Apportionment of Payments.....................................   48
 SECTION 4.05.  Increased Costs and Reduced Return............................   48

ARTICLE V    CONDITIONS OF EFFECTIVENESS, LETTER OF CREDIT ISSUANCE AND
               LENDING........................................................   50
 SECTION 5.01.  Conditions Precedent to Effectiveness.........................   50
 SECTION 5.02.  Conditions Precedent to Loans and Letters of Credit...........   55

ARTICLE VI   REPRESENTATIONS AND WARRANTIES...................................   56
 SECTION 6.01.  Representations and Warranties................................   56

                                                                               Page
                                                                               ----
ARTICLE VII  COVENANTS OF THE BORROWER........................................   64
 SECTION 7.01.  Affirmative Covenants.........................................   64
 SECTION 7.02.  Negative Covenants............................................   72

ARTICLE VIII MANAGEMENT, COLLECTION AND STATUS OF ACCOUNTS RECEIVABLE AND
               OTHER COLLATERAL...............................................   84
 SECTION 8.01.  Management of Collateral......................................   84
 SECTION 8.02.  Accounts Receivable Documentation.............................   85
 SECTION 8.03.  Status of Accounts Receivable and Other Collateral............   86
 SECTION 8.04.  Collateral Custodian..........................................   87

ARTICLE IX   THE AGENTS.......................................................   88
 SECTION 9.01.  Authorization and Action......................................   88
 SECTION 9.02.  Borrower's Default............................................   88
 SECTION 9.03.  Agents' Reliance, Etc.........................................   89
 SECTION 9.04.  CIT, NationsBanc and Fleet....................................   89
 SECTION 9.05.  Lender Credit Decision........................................   90
 SECTION 9.06.  Indemnification...............................................   90
 SECTION 9.07.  Successor Agents..............................................   90
 SECTION 9.08.  Collateral Matters............................................   91

ARTICLE X    EVENTS OF DEFAULT................................................   92
 SECTION 10.01. Events of Default.............................................   92
 SECTION 10.02. Deposit for Letters of Credit.................................   95

ARTICLE XI   GUARANTY.........................................................   95
 SECTION 11.01. Guaranty......................................................   95
 SECTION 11.02. Obligations Unconditional.....................................   95
 SECTION 11.03. Waivers.......................................................   96
 SECTION 11.04. Subrogation...................................................   97
 SECTION 11.05. No Waiver; Remedies...........................................   97
 SECTION 11.06. Stay of Acceleration..........................................   97

ARTICLE XII  MISCELLANEOUS....................................................   97
 SECTION 12.01. Termination...................................................   97
 SECTION 12.02. Notices, Etc..................................................   99
 SECTION 12.03. Amendments, Etc...............................................  100
 SECTION 12.04. No Waiver; Remedies, Etc......................................  101
 SECTION 12.05. Expenses; Taxes; Attorneys' Fees..............................  101
 SECTION 12.06. Right of Set-off..............................................  102
 SECTION 12.07. Severability..................................................  103
 SECTION 12.08. Assignments and Participations................................  103
 SECTION 12.09. Counterparts..................................................  104
 SECTION 12.10. Headings......................................................  105
 SECTION 12.11. Governing Law.................................................  105
 SECTION 12.12. WAIVER OF JURY TRIAL, ETC.....................................  105

                                     (ii)

                                                                               Page
                                                                               ----
 SECTION 12.13. Consent by the Agents, Lenders................................  106
 SECTION 12.14. No Party Deemed Drafter.......................................  106
 SECTION 12.15. Reinstatement; Certain Payments...............................  106
 SECTION 12.16. Indemnification...............................................  106
 SECTION 12.17. Binding Effect................................................  107
 SECTION 12.18. Releases of Collateral........................................  107
 SECTION 12.19. Confidentiality...............................................  108
 SECTION 12.20. No Novation...................................................  109

SCHEDULE 1.01A        Lenders and Lenders' Commitments
SCHEDULE 1.01B        Fiscal Year, Fiscal Month, Fiscal Quarter
SCHEDULE 1.01C        Prior Season Inventory
SCHEDULE 1.01D        Pricing Grid
SCHEDULE 3.03(c)      Existing Letters of Credit
SCHEDULE 5.01(d)(iv)  Additional Pledged Stock
SCHEDULE 6.01(e)      Inventory Locations
SCHEDULE 6.01(f)      Subsidiaries
SCHEDULE 6.01(g)      Litigation
SCHEDULE 6.01(j)      ERISA
SCHEDULE 6.01(k)      Taxes, Etc.
SCHEDULE 6.01(s)      Operating Lease Obligations
SCHEDULE 6.01(y)      Tradenames
SCHEDULE 6.01(aa)     Material Contracts
SCHEDULE 7.02(a)(ii)  Liens
SCHEDULE 7.02(b)(ii)  Indebtedness
SCHEDULE 7.02(c)(iii) Guaranties
SCHEDULE 7.02(f)(ii)  Investments
SCHEDULE 7.02(g)      Capitalized Lease Obligations
SCHEDULE 7.02(k)(ii)  Promissory Notes
SCHEDULE 7.02(m)      Transactions with Affiliates

EXHIBIT A             Form of Revolving Credit Note
EXHIBIT B-1           Form of Subsidiary Guaranty
EXHIBIT B-2           Form of Borrower Guaranty
EXHIBIT C-1           Form of Borrower Security Agreement
EXHIBIT C-2           Form of Guarantor Security Agreement
EXHIBIT D-1           Form of Borrower Pledge Agreement
EXHIBIT D-2           Form of Parent Pledge Agreement
EXHIBIT E             Form of Letter of Credit Application
EXHIBIT F             Form of New York Counsel Opinion
EXHIBIT G             Form of Local Counsel Opinion
EXHIBIT H             Form of Assignment and Acceptance
EXHIBIT I             Form of Notice of Borrowing

                                     (iii)

EXHIBIT J      Form of Borrowing Base Certificate
EXHIBIT K      Form of Release Certificate
EXHIBIT L-1    Form of Subordinated Intercompany Revolving Credit Note

EXHIBIT L-2    Form of Subordinated Intercompany Revolving Credit Note
               (Squire)

EXHIBIT L-3    Form of Subordinated Intercompany Revolving Credit Note
               (Jeri-Jo)

                                     (iv)

                                SCHEDULE 1.01A

                       LENDERS AND LENDERS' COMMITMENTS
                       --------------------------------



                  Lender                         Commitment             Percentage
                  ------                         ----------             ----------
   NationsBanc Commercial Corporation             $ 56,410,300            32.235%
   The CIT Group/Commercial Services, Inc.        $ 51,794,850            29.597%
   Fleet Bank, NA                                 $ 51,794,850            29.597%
   PNC Business Credit                            $ 15,000,000             8.571%
                                              ---------------------------------------
                                                   175,000,000           100.000%
                                              ---------------------------------------

                                 SCHEDULE 1.01B

                   FISCAL YEAR, FISCAL MONTH, FISCAL QUARTER
                   -----------------------------------------

PART A:        "FISCAL YEAR"

               Each fiscal year end for the Company and its Consolidated Subsidiaries is October 31st, if such date falls on a Saturday, or the first Saturday following October 31st. The Company and its Consolidated Subsidiaries operate on a 52 or 53-week fiscal year. See below for examples of actual fiscal years.

PART B:        "FISCAL MONTH"

               Each fiscal month end for the Company and its Consolidated Subsidiaries is the 30th or 31st of such month, if such date falls on a Saturday, or the first Saturday following the 30th or 31st.
               See below for examples of actual fiscal months.

PART C:        "FISCAL QUARTER"

               Each fiscal quarter end for the Company and its Consolidated Subsidiaries is January 31st, April 30th, July 31st and October 31st, if such date falls on a Saturday, or the first Saturday following January 31st, April 30th, July 31st and October 31st. The Company and its Consolidated Subsidiaries operate on a 13-week quarter (4 weeks, 4 weeks, 5 weeks).
               See below for examples of actual fiscal quarters.



                                                                                FY PERIOD ENDING DATES FOR:
                                                                  ------------------------------------------------------
                                                     # WKS/           1997            1998           1999           2000
  QUARTER           PERIOD #          MONTH             MTH          96-97           97-98          98-99          99-00
------------        --------        ---------      --------       --------        --------       --------       --------
                   ------------
                       1              November         4                          11/29/97       11/28/98       12/04/99
1st                    2              December         4                          12/27/97       12/26/98        1/01/00
---
                       3              January          5                          01/31/98       01/30/99       02/05/00
                   ------------
                   ------------
                       4             February          4                          02/28/98       02/27/99       03/04/00
2nd                    5                March          4                          03/28/98       03/27/99       04/01/00
---                    6                April          5                          05/02/98       05/01/99       05/06/00
                   ------------
                   ------------
                       7                  May          4                          05/30/98       05/29/99       06/03/00
3rd                    8                 June          4                          06/27/98       06/26/99       07/01/00
---                    9                 July          5          08/02/97        08/01/98       07/31/99       08/05/00
                   ------------
                   ------------
                                       August          4          08/30/97        08/29/98       08/28/99       09/02/00
                                    September          4          09/27/97        09/26/98       09/25/99       09/30/00
4th                                  November          5          11/01/97        10/31/98       11/06/99       11/04/00
---                ------------

          Note:  Fiscal 1999 is a 53-wk year

                                 SCHEDULE 1.01C

                             PRIOR SEASON INVENTORY
                             ----------------------



-----------------------------------------------------------------------------------------------------
             DATE                            ELIGIBLE AMOUNT                    INELIGIBLE
             ----                            ---------------                    ----------
-----------------------------------------------------------------------------------------------------
1.   July 1 - Sept. 30 Year 2      . 75% Fall Year 1 without        . All Prior Season Inventory not
                                     confirmed purchase order         set forth in Eligible Amount
                                                                      column
                                   . 50% Holiday, Spring and
                                     Transition Year 1 without
                                     confirmed purchase order

                                   . 100% Prior Season Inventory
                                     with confirmed purchase order
-----------------------------------------------------------------------------------------------------
2.   Oct. 1 - Nov. 30 Year 2       . 75% Fall and Holiday Year 1    . All Prior Season Inventory not
                                     without confirmed purchase       set forth in Eligible Amount
                                     order                            column

                                   . 50% Spring and Transition Year
                                     1 without confirmed purchase
                                     order

                                   . 100% Prior Season Inventory
                                     with confirmed purchase order
-----------------------------------------------------------------------------------------------------
3.   Dec. 1 - Dec. 31 Year 2       . 75% Holiday Year 1 without     . All Prior Season Inventory not
                                     confirmed purchase order         set forth in Eligible Amount
                                                                      column
                                   . 50% Spring, Transition and
                                     Fall Year 1 without confirmed
                                     purchase order

                                   . 100% Prior Season Inventory
                                     with confirmed purchase order
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
4.   Jan. 1 - Mar. 31 Year 2       . 75% Spring Year 1 without        . All Prior Season Inventory not
                                     confirmed purchase order           set forth in Eligible Amount
                                                                        column
                                   . 50% Transition, Fall and
                                     Holiday Year 1 without
                                     confirmed purchase order

                                   . 100% Prior Season Inventory
                                     with confirmed purchase order
-----------------------------------------------------------------------------------------------------
5.   Apr. 1 - May 31 Year 2        . 75% Spring and Transition Year   . All Prior Season Inventory not
                                     1 without confirmed purchase       set forth in Eligible Amount
                                     order                              column

                                   . 50% Fall and Holiday Year 1
                                     without confirmed purchase
                                     order

                                   . 100% Prior Season Inventory
                                     with confirmed purchase order
-----------------------------------------------------------------------------------------------------
6.   Jun. 1 - Jun. 30 Year 2       . 75% Transition Year 1 without    . All Prior Season Inventory not
                                     confirmed purchase order           set forth in Eligible Amount
                                                                        column

                                   . 50% Fall, Holiday and Spring
                                     Year 1 without confirmed
                                     purchase order

                                   . 100% Prior Season Inventory
                                     with confirmed purchase order
-----------------------------------------------------------------------------------------------------

                                 SCHEDULE 1.01D

                                  PRICING GRID
                                  ------------

-----------------------------------------------------------------------------------------------------------------------
                       If the ratio of          If the ratio of          If the ratio of          If the ratio of
                       Consolidated Funded      Consolidated Funded      Consolidated Funded      Consolidated Funded
                       Debt to EBITDA is        Debt to EBITDA is        Debt to EBITDA is        Debt to EBITDA is
                       greater than or          greater than or          greater than or          less than  2.75
                       equal to 4.00            equal to 3.25 and        equal to 2.75 and
                                                less than 4.00           less than 3.25
-----------------------------------------------------------------------------------------------------------------------
Applicable Base Rate   (-, minus) 50 basis      (-, minus) 75 basis      (-, minus) 100 basis     (-, minus) 125 basis
Margin                 points                   points                   points                   points
-----------------------------------------------------------------------------------------------------------------------
Applicable             250 basis points         225 basis points         200 basis points         175 basis points
Eurodollar Rate
Margin
-----------------------------------------------------------------------------------------------------------------------
Applicable L/C               .875%                     .75%                    .625%                     .50%
Percentage
------------------------------------------------------------------------------------------------------------------------

Commencing on the Pricing Grid Effective Date, changes in the Applicable Base Rate Margin, the Applicable Eurodollar Rate Margin or the Applicable L/C Percentage resulting from changes in the ratio of Consolidated Funded Debt to EBITDA shall become effective on the first day of the month following the date of delivery to the Agents of the financial statements pursuant to Sections 7.01(a)(i) of this Agreement and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time period specified in Sections 7.01(a)(i), then, until such financial statements are delivered, the ratio of Consolidated Funded Debt to EBITDA as at the end of the Fiscal Quarter that would have been covered thereby shall for the purposes hereof be deemed to be equal to or greater than 4.00. Each determination of the ratio of Consolidated Funded Debt to EBITDA pursuant to this paragraph shall be made with respect to the period of four consecutive Fiscal Quarters ending at the end of the period covered by the relevant financial statements, provided that with respect to the determination of the ratio of Consolidated Funded Debt to EBITDA for (i) the fourth Fiscal Quarter of 1998 and the first and second Fiscal Quarters of 1999, if the Effective Date is on or prior to August 1, 1998 or (ii) the first, second and third Fiscal Quarters of 1999, if the Effective Date is after August 1, 1998, EBITDA shall equal the rolling four quarter EBITDA of the Company, Squire and Miss Erika plus an annualized EBITDA of Jeri-Jo based upon EBITDA from the first day of the first Fiscal Quarter following the Effective Date.

                             AMENDED AND RESTATED

                              FINANCING AGREEMENT

          AMENDED AND RESTATED FINANCING AGREEMENT, dated as of June 18, 1998, by and among Norton McNaughton, Inc., a Delaware corporation (the "Company"),
                                                                   -------
Norton McNaughton of Squire, Inc., a New York corporation ("Squire"), Miss
                                                            ------
Erika, Inc., a Delaware corporation ("Miss Erika"), JJ Acquisition Corp., a
                                      ----------
Delaware corporation to be known as Jeri-Jo Knitwear, Inc. ("Jeri-Jo" and
                                                             -------
together with Squire and Miss Erika, each a "Borrower" and collectively the
                                             --------
"Borrowers"), the financial institutions from time to time party hereto (each a
----------
"Lender" and collectively the "Lenders"), NationsBanc Commercial Corporation, as
 ------                        -------
collateral agent for the Lenders (in such capacity, the "Collateral Agent"), The
                                                         ----------------
CIT Group/Commercial Services, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and Fleet Bank, NA, as documentation
                    --------------------
agent for the Lenders (in such capacity, the "Documentation Agent" and together
                                              -------------------
with the Collateral Agent and the Administrative Agent, each an "Agent" and
                                                                 -----
collectively the "Agents").
                  ------

                                    RECITALS

          The Company, Squire, Miss Erika, certain lenders (the "Existing Lenders"), NationsBanc Commercial Corporation, as collateral agent for the Existing Lenders, and The CIT Group/Commercial Services, Inc., as administrative agent for the Existing Lenders, are parties to a Financing Agreement, dated as of September 25, 1997, as amended by the First Amendment dated as of November 21, 1997 and the Second Amendment dated as of January 30, 1998 (as so amended, the "Existing Financing Agreement") pursuant to which the Existing Lenders
     ----------------------------
extended credit to Squire and Miss Erika consisting of (a) a term loan to Squire in the original principal amount of $15,000,000 and (b) a revolving credit facility to Squire and Miss Erika in an aggregate principal amount not in excess of $125,000,000 at any time outstanding, a portion of which was utilized for letters of credit. The proceeds of such term loan and the loans under such revolving credit facility were used to refinance existing indebtedness of Squire and Miss Erika, to finance the Miss Erika Acquisition (as hereinafter defined) and for general working capital purposes of Squire and Miss Erika. The letters of credit were used to finance the purchase by Squire and Miss Erika of inventory and for other general working capital purposes.

          The Company, Squire and Miss Erika wish to amend and restate the Existing Financing Agreement to, among other things (i) prepay the term loan in full, (ii) increase the revolving credit facility to $175,000,000, (iii) extend the maturity date of the revolving credit facility to June 18, 2001, and (iv) add Jeri-Jo as a Borrower, on the terms and conditions hereinafter set forth. Accordingly, the Company, the Borrowers, the Lenders and the Agents hereby agree that on the Effective Date (as hereinafter defined) the Existing Financing Agreement shall be amended and restated as follows:

                                   ARTICLE I

                           DEFINITIONS; CERTAIN TERMS

          SECTION 1.01.  Definitions.  As used in this Agreement, the following
                         -----------
terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

          "Account Debtor" means each debtor, customer or obligor in any way
           --------------
obligated on or in connection with any Account Receivable.

          "Accounts Receivable" means any and all rights of a Borrower to
           -------------------
payment for goods sold, including accounts, contract rights, general intangibles and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not earned by performance, and whether now or hereafter acquired or arising in the future and any proceeds arising therefrom or relating thereto.

          "Action" has the meaning specified therefor in Section 12.13.
           ------

          "Administrative Agent" has the meaning specified therefor in the
           --------------------
preamble hereto.

          "Affiliate" means, as to any Person, any other Person that directly or
           ---------
indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 5% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Agents" has the meaning specified therefor in the preamble hereto.
           ------

          "Agent Advances" has the meaning specified therefor in Section 9.08.
           --------------

          "A Letter of Credit Obligations" means Letter of Credit Obligations
           ------------------------------
attributable to Letters of Credit issued for the account of Squire.

          "Applicable Base Rate Margin" means, with respect to a Base Rate Loan,
           ---------------------------
the percentage determined in accordance with the Pricing Grid, provided that, on and prior to the Pricing Grid Effective Date, the Applicable Base Rate Margin shall be equal to (-, minus) 75 basis points.

          "Applicable Eurodollar Rate Margin" means, with respect to a
           ---------------------------------
Eurodollar Rate Loan, the percentage determined in accordance with the Pricing Grid, provided that, on and prior to the Pricing Grid Effective Date, the Applicable Eurodollar Rate Margin shall be equal to 225 basis points.

          "Applicable L/C Percentage" means, with respect to documentary Letters
           -------------------------
of Credit, the percentage determined in accordance with the Pricing Grid, provided that, on and prior to the Pricing Grid Effective Date, the Applicable L/C Percentage shall be equal to .75%.

          "A Revolving Credit Loan" means a Loan made by a Lender or the
           -----------------------
Administrative Agent to Squire.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by an assigning Lender and an assignee and accepted by the Administrative Agent, in accordance with Section 12.08 hereof and substantially in the form of Exhibit H hereto.

          "Assignment Agreement" means the Amended and Restated Intercreditor
           --------------------
Agreement and Assignment of Factoring Proceeds dated as of the date hereof, among the Factor, the Collateral Agent, the Administrative Agent, Squire, Miss Erika and Jeri-Jo, as the same may be amended or otherwise modified from time to time.

          "Availability" shall mean, at any time (i) with respect to the
           ------------
Borrowers on a combined basis, the difference between (A) the lesser of (x) the aggregate Borrowing Base Before Overadvance Amount of the Borrowers and (y) the Total Commitment and (B) the sum of (x) the aggregate outstanding principal amount of all Loans and (y) all Letter of Credit Obligations, and (ii) with respect to any Borrower on an individual basis, the lesser of (A) the difference between (x) the Borrowing Base Before Overadvance Amount of such Borrower and
(y) the sum of (1) the aggregate principal amount of all Loans of such Borrower and (2) the aggregate Letter of Credit Obligations of such Borrower and (B) the difference between (x) the Total Commitment and (y) the sum of (1) the aggregate outstanding principal amount of all Loans and (2) the aggregate Letter of Credit Obligations.

          "Base Rate" means, for any day, an interest rate per annum equal to
           ---------
the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

          "Base Rate Loan" means a Loan bearing interest at a rate calculated
           --------------
based upon the Base Rate.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States.

          "Borrower" and "Borrowers" each has the meaning specified therefor in
           --------       ---------
the preamble hereto.

          "Borrowing Base" means with respect to a Borrower as of any date the
           --------------
sum of (i) the Borrowing Base Before Overadvance Amount of such Borrower and
(ii) the Overadvance Amount allocated to such Borrower.

          "Borrowing Base Before Overadvance Amount" means with respect to a
           ----------------------------------------
Borrower as of any date the difference between (i) the sum of (A) 85% of the Net Amount of

Eligible Accounts Receivable of such Borrower and (B) 60% of the value, determined at the lower of cost or market value in accordance with GAAP, of such Borrower's Eligible Inventory and (ii) such reserves as the Collateral Agent may deem appropriate in the exercise of its reasonable business judgment based upon the lending practices of the Collateral Agent, consistent with the practices customary in the commercial finance industry generally.

          "Borrowing Base Certificate" means the certification of the Borrowing
           --------------------------
Base in compliance with Section 7.01(a)(v) hereof, substantially in the form of Exhibit J hereto, as applicable, setting forth the calculation of the Borrowing Base and Availability for each Borrower on an individual and combined basis.

          "B Letter of Credit Obligations" means the Letter of Credit
           ------------------------------
Obligations attributable to Letters of Credit issued for the account of Miss Erika.

          "B Revolving Credit Loan" means a Loan made by a Lender or the
           -----------------------
Administrative Agent to Miss Erika.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City and Charlotte, North Carolina are required or authorized to close, provided, that with respect to the borrowing, payment, conversion to or continuation of, or determination of interest rate on, Eurodollar Loans, Business Day shall mean any Business Day on which dealings in Dollars may be carried on in the interbank eurodollar markets in New York City, Charlotte and London.

          "Capital Guideline" means any law, rule, regulation, policy, guideline
           -----------------
or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank's capital or similar matters, or (ii) affecting the amount of capital required to be obtained or maintained by the Lenders, any Person controlling any Lender, or the L/C Issuer or the manner in which the Lenders, any Person controlling any Lender or the L/C Issuer allocate capital to any of their contingent liabilities (including letters of credit), advances, acceptances, commitments, assets or liabilities.

          "Capital Stock" means any and all shares, interests, participations,
           -------------
warrants, options or other equivalents (however designated) of capital stock of a corporation or any and all equivalent ownership interests in a Person (other than a corporation).

          "Capitalized Lease" means any lease which is required under GAAP to be
           -----------------
capitalized on the balance sheet of the lessee.

          "Capitalized Lease Obligations" means obligations for the payment of
           -----------------------------
rent for any real or personal property under leases or agreements to lease that, in accordance with GAAP, have been or should be capitalized on the books of the lessee and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with such principles.

          "Change of Control" means (i) any person or group of persons (within
           -----------------
the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 40% or more of the voting power of the then outstanding common stock of the Company, (ii) during any period of 12 consecutive calendar months, individuals who were directors of the Company on the first day of such period shall cease to constitute a majority of the board of directors of the Company, provided that a director who has resigned or is replaced during such time shall not be included in any determination of whether a Change of Control has occurred pursuant to this clause (ii) to the extent such director is replaced by a successor director elected by a majority of those directors who were directors at the commencement of such period, (iii) the Company shall cease to directly own and control, of record and beneficially, 100% of the then outstanding Capital Stock of each Borrower free and clear of all Liens other than (A) in the case of the Capital Stock of Miss Erika, the Lien of Old ME Corp. and (B) in the case of the Capital Stock of Jeri-Jo, the Lien of the Sellers, (iv) either Sanford Greenberg or Peter Boneparth shall cease to manage and be involved in the day-to-day operations of the Company and Squire and a successor, reasonably acceptable to the Agents, is not appointed within 180 days of the cessation of such management and involvement, (v) either Howard Zwilling or Stuart Bregman shall cease to manage and be involved in the day-to-day operations of Miss Erika and a successor, reasonably acceptable to the Agents, is not appointed within 180 days of the cessation of such management and involvement (vi) either Susan Schneider or Leslie Schneider shall cease to be involved in the day-to-day operations of Jeri-Jo and a successor, reasonably acceptable to the Agents, is not appointed within 180 days of the cessation of such management and involvement or (vii) a "Change of Control" (as defined in the Indenture) shall have occurred.

          "CIT" means The CIT Group/Commercial Services, Inc., a New York
           ---
corporation.

          "C Letter of Credit Obligations" means the Letter of Credit
           ------------------------------
Obligations attributable to Letters of Credit issued for the account of Jeri-Jo.

          "Collateral" means all of the property (tangible and intangible)
           ----------
purported to be subject to the Lien purported to be created by any mortgage, deed of trust, security agreement, pledge agreement, assignment or other security document heretofore or hereafter executed by any Person as security for all or any part of the Obligations.

          "Collateral Agent" has the meaning specified therefor in the preamble
           ----------------
hereto.

          "Commitment" means, with respect to each Lender, the revolving credit
           ----------
commitment of such Lender as set forth in Schedule 1.01A hereto, as the same may be adjusted from time to time pursuant to the terms of this Agreement.

          "Company" has the meaning specified therefor in the preamble hereto.
           -------

          "Company Notes" means the Company's 12 1/2% Senior Notes due 2005,
           -------------
which will be issued pursuant to the Indenture.

          "Consolidated Current Assets" means, at a particular date, all cash,
           ---------------------------
cash equivalents, accounts and inventory of a Person and its Consolidated Subsidiaries and all other items which would, in conformity with GAAP, be included under current assets on a balance sheet of such Person and its Consolidated Subsidiaries on a consolidated basis as at such date; provided,
                                                                   --------
however, for the purposes hereof (i) Accounts Receivable of the Borrowers shall
-------
not be considered sold pursuant to the Factoring Agreements and will be included in Consolidated Current Assets, (ii) the Inventory of Miss Erika and Jeri-Jo shall be determined without giving effect to any purchase accounting reserves, and (iii) prior to October 31, 1998, all barter credits arising from the going out of business sales of Norty's Inc. shall be included as a current asset; provided, further, that such amounts shall not include (A) any amounts for any
--------  -------
Indebtedness owing by an Affiliate to such Person or any of its Consolidated Subsidiaries, unless such Indebtedness arose in connection with the sale of goods or rendition of services in the ordinary course of business and would otherwise constitute current assets in conformity with GAAP, (B) any shares of stock issued by an Affiliate of such Person or any of its Consolidated Subsidiaries or (C) the cash surrender value of any life insurance policy.

          "Consolidated Current Liabilities" means, at a particular date, all
           --------------------------------
amounts which would, in conformity with GAAP, be included under current liabilities on a balance sheet of a Person and its Consolidated Subsidiaries on a consolidated basis, as at such date, but in any event including, without limitation, the amounts of (i) all Indebtedness of such Person or any of its Consolidated Subsidiaries payable on demand, or, at the option of the Person to whom such Indebtedness is owed, not more than twelve (12) months after such date, (ii) any payments in respect of any Indebtedness of such Person or any of its Consolidated Subsidiaries (whether installment, serial maturity, sinking fund payment or otherwise) required to be made not more than twelve (12) months after such date, (iii) all accruals for federal or other taxes measured by income payable within a twelve (12) month period, and (iv) the Loans.

          "Consolidated EBIT" means, for any Person and its Consolidated
           -----------------
Subsidiaries, for any period, the net income (or net loss) of such Person and its Consolidated Subsidiaries for such period, plus (i) the sum, without
                                               ----
duplication, of (A) gross interest expense (including Letter of Credit fees and charges, any fees paid to the Agents and amortization of deferred financing costs in connection with the Agreement and the Company Notes) for such period minus gross interest income for such period, (B) income tax expense, and (C) extraordinary or unusual non-cash losses (provided such extraordinary or unusual losses do not at any time result in a cash outlay by such Person), less (ii)
                                                                   ----
extraordinary gains, each determined on a consolidated basis in accordance with GAAP for such Person and its Consolidated Subsidiaries.

          "Consolidated EBITDA" means for any Person and its Consolidated
           -------------------
Subsidiaries, for any period, the net income (or net loss) of such Person and its Consolidated Subsidiaries for such period, plus (i) the sum, without
                                               ----
duplication, of (A) gross interest expense (including Letter of Credit fees and charges, any fees paid to the Agents and amortization of deferred financing costs in connection with the Agreement and the Company Notes) for such period minus gross interest income for such period, (B) income tax expense, (C) depreciation expense, (D) amortization expense (including amortization of deferred financing costs) net of negative goodwill amortization, and (E) extraordinary or unusual non-cash losses (provided such extraordinary or unusual losses do not at any time result in a cash outlay by such Person), less (ii) extraordinary gains, each determined on a consolidated
              ----
basis in accordance with GAAP for such Person and its Consolidated Subsidiaries.

          "Consolidated Fixed Charges" means, for any Person and its
           --------------------------
Consolidated Subsidiaries for any period, the sum of, without duplication (i) Consolidated Net Interest Expense for such period, (ii) all principal of Indebtedness for borrowed money of such Person or any of its Consolidated Subsidiaries having a scheduled due date during such period (not including mandatory prepayments pursuant to Section 2.07 hereof), (iii) cash dividends or distributions paid by such Person or any of its Consolidated Subsidiaries (other than dividends and distributions paid to the Company) during such period, (iv) the total income tax liability actually payable by such Person or any of its Consolidated Subsidiaries in respect of such period, (v) cash expenditures for the repurchase of the Company's Capital Stock made during such period, and (vi) cash capital expenditures of such Person and its Consolidated Subsidiaries made during such period.

          "Consolidated Funded Debt" means, for any Person and its Consolidated
           ------------------------
Subsidiaries for any period, the sum of the following for such Person and its Consolidated Subsidiaries determined in conformity with GAAP (i) indebtedness for borrowed money, (ii) indebtedness evidenced by bonds, debentures, notes or other similar instruments, and (iii) Capitalized Lease Obligations.

          "Consolidated Net Interest Expense" means, for any Person and its
           ---------------------------------
Consolidated Subsidiaries for any period, gross cash interest expense of such Person and its Consolidated Subsidiaries for such period determined in conformity with GAAP less the following for such Person and its Consolidated
                     ----
Subsidiaries determined in conformity with GAAP (i) the sum of (a) interest income for such period and (b) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of such gross interest expense), plus the following for such
                                                    ----
Person and its Consolidated Subsidiaries determined in conformity with GAAP (ii) the sum of (a) losses for such period on Hedging Agreements (to the extent not included in such gross interest expense) and (b) the expending of upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense).

          "Consolidated Net Worth" means, with respect to a Person and its
           ----------------------
Consolidated Subsidiaries, the excess of (i) the aggregate net book value of the assets of such Person and its Consolidated Subsidiaries on a consolidated basis after adjustments in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization and any valuation allowance against tax assets and excluding the amount of any write-up or revaluation of any asset and the effect of any purchase accounting reserves applicable to the Inventory of Miss Erika and Jeri-Jo) over (ii) the Consolidated Total Liabilities of such Person and its Consolidated Subsidiaries on a consolidated basis, in each case computed and consolidated in accordance with GAAP.

          "Consolidated Subsidiary" of a Person at any time shall mean those
           -----------------------
Subsidiaries of such Person whose accounts are or should in accordance with GAAP be consolidated with those of such Person.

          "Consolidated Total Liabilities" means, for a Person and its
           ------------------------------
Consolidated Subsidiaries, at any date, without duplication, all obligations which in conformity with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person and its Consolidated Subsidiaries.

          "C Revolving Credit Loan" means a Loan made by a Lender or the
           -----------------------
Administrative Agent to Jeri-Jo.

          "Default" means an event which, with the giving of notice or the lapse
           -------
of time or both, would constitute an Event of Default.

          "Depository Account" means the depository account maintained by the
           ------------------
Administrative Agent at the Depository Bank for the deposit by Jeri-Jo of all amounts received from its Account Debtors and all proceeds from the sale of its Inventory.

          "Depository Bank" means Fleet Bank, NA at which the Depository Account
           ---------------
is maintained.

          "Documentation Agent" has the meaning specified therefor in the
           -------------------
preamble hereto.

          "Documents" means the Miss Erika Acquisition Documents, the Jeri-Jo
           ---------
Purchase Documents, the Offering Documents and the Loan Documents.

          "Dollar", "Dollars" and the symbol "$" means lawful money of the
           ------    -------                  -
United States of America.

          "Early Termination Fee" means a fee equal to (i) the sum of (A) the
           ---------------------
aggregate unpaid principal amount of the Loans and (B) the Letter of Credit Obligations, in each case outstanding at the time of the termination of the Total Commitment, multiplied by (ii) (A) 1.5%, if the Total Commitment is
                  -------------
terminated on or before June 18, 1999 and (B) 1.0%, if the Total Commitment is terminated after June 18, 1999 and before June 19, 2000.

          "Effective Date" has the meaning specified therefor in Article V
           --------------
hereof.

          "Eligible Accounts Receivable" means, with respect to any Borrower,
           ----------------------------
the Accounts Receivable of such Borrower which are and at all times continue to be, reasonably acceptable to the Collateral Agent in all respects. Criteria for eligibility may be established and revised from time to time solely by the Collateral Agent in the exercise of its reasonable business judgment based upon the lending practices of the Collateral Agent consistent with those criteria customary in the commercial finance industry generally. Notwithstanding the foregoing, Accounts Receivable of a Borrower shall be deemed to be acceptable and eligible if such

Accounts Receivable are generated in the ordinary course of business of such Borrower and are purchased and credit approved and continue to be credit approved, in each case by Factor, under the relevant Factoring Agreement and are and continue to be subject to the Assignment Agreement. In addition, Accounts Receivable that are purchased and not credit approved (including as the result of a withdrawal of credit approval) by Factor under the relevant Factoring Agreement may, in the reasonable business judgment of the Collateral Agent, be deemed to be eligible if: (i) delivery of the merchandise has been completed;
(ii) no return, rejection or repossession has occurred; (iii) the merchandise has been accepted by the Account Debtor without dispute, setoff, defense or counterclaim; (iv) such Account Receivable is (A) owned by a Borrower free and clear of any Lien, other than in favor of the Collateral Agent or the Factor under the relevant Factoring Agreement or (B) if purchased by the Factor, subject to the Assignment Agreement, and in each such case otherwise continues to be in full conformity with any and all representations and warranties made by such Borrower to the Agents and the Lenders with respect thereto in the Loan Documents; (v) such Account Receivable is unconditionally payable in Dollars within 90 days from the invoice date and is not evidenced by a promissory note, chattel paper or any other instrument or document; (vi) no more than 60 days have elapsed from the invoice due date and no more than 90 days have elapsed from the invoice date; (vii) the Account Debtor with respect thereto is not an Affiliate of any Borrower or any Guarantor; (viii) such Account Receivable does not constitute an obligation of the United States or any other Governmental Authority; (ix) the Account Debtor (or the applicable office of the Account Debtor) with respect thereto is located in the continental United States, unless the Account Receivable is supported by a letter of credit or other similar obligation satisfactory to the Collateral Agent; (x) the Account Debtor with respect thereto is not also a supplier to or creditor of a Borrower or Guarantor, unless such supplier or creditor has executed a no-offset letter satisfactory to the Collateral Agent; (xi) not more than 50% of the aggregate amount of all Accounts Receivable of the Account Debtor with respect to such Account Receivable have remained unpaid 60 days past the invoice due date or 90 days past the invoice date; (xii) the Account Debtor is not the subject of a "Bankruptcy Proceeding"; for purposes hereof an Account Debtor is subject to a "Bankruptcy Proceeding" if such Account Debtor has filed a petition for bankruptcy or any other relief under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors, made an assignment for the benefit of creditors, had filed against it any petition or other application for relief under the United States Bankruptcy Code or any such other law, has failed, suspended business operations, become insolvent, called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation, or had or suffered to be appointed a receiver or a trustee for all or a significant portion of its assets or affairs; and (xiii) the Collateral Agent is, and continues to be, reasonably satisfied with the credit standing of the Account Debtor in relation to the amount of credit extended.

          "Eligible Amount of Prior Season Inventory" means, with respect to
           -----------------------------------------
each shipping season, the Prior Season Inventory of Miss Erika during such shipping season or seasons valued at the lower of cost or market value in accordance with GAAP in an amount equal to the sum of (i) 75% of the Prior Season Inventory for the corresponding shipping season or seasons of the immediately preceding year not subject to a confirmed purchased order, (ii) 50% of the Prior Season Inventory from the immediately preceding year (not covered by clause (i) above) not subject to a confirmed purchase order, and (iii) 100% of all other Prior Season Inventory (not covered by clauses (i) or (ii) above) subject to a confirmed purchase order. By way of illustration see Schedule 1.01C attached hereto.

          "Eligible Inventory" means, with respect to any Borrower, all finished
           ------------------
goods and uncut piece goods Inventory of such Borrower which meets all of the following specifications: (i) the Inventory is owned by such Borrower free and clear of any existing Lien, other than that of the Collateral Agent and the Lenders under the Loan Documents, it is not held on consignment and may be lawfully sold and it continues to be in full conformity with any representations and warranties made in this Agreement by such Borrower to the Agents and the Lenders with respect thereto; (ii) such Borrower has the right to assignment thereof and the power to grant Liens thereon and security interests therein;
(iii) the Inventory arose or was acquired in the ordinary course of the business of such Borrower and does not represent damaged goods; (iv) no Account Receivable or, except as permitted by clause (vi)(B) below, document of title has been created or issued with respect to such Inventory; (v) the Inventory is readily marketable for sale by such Borrower; (vi) the Inventory is (A) located in one of the locations in the United States listed on Part B of Schedule 6.01(e) hereto which is designated with an asterisk or such other locations in the continental United States which is approved in writing by the Collateral Agent, which approval will not be unreasonably withheld or delayed or (B) "in transit" Inventory shipped or to be shipped as finished goods or uncut piece goods Inventory under a Letter of Credit issued by the L/C Issuer pursuant to this Agreement to a location in the United States described in the clause (vi)
(A) above; (vii) the Inventory does not represent raw materials (other than uncut piece goods), trim, work in process, supplies or samples; (viii) if the Inventory is sold under a licensed trademark, the Collateral Agent shall have entered into a licensor waiver letter, in form and substance satisfactory to the Collateral Agent, with the licensor with respect to the rights of the Collateral Agent to use the trademark to sell or otherwise dispose of such Inventory; (ix) the Inventory is not Prior Season Inventory, other than, in the case of Miss Erika, Prior Season Inventory in an amount of up to the Eligible Amount of Prior Season Inventory; and (x) the Inventory is and at all times shall continue to be reasonably acceptable to the Collateral Agent in all respects in the exercise of its reasonable business judgment based upon the lending practices of the Collateral Agent, consistent with the criteria customary in the commercial finance industry generally.

          "Employee Plan" means an employee benefit plan (other than a
           -------------
Multiemployer Plan) covered by Title IV of ERISA and maintained (or was maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of a Borrower or any of their ERISA Affiliates.

          "Environmental Actions" refers to any complaint, summons, citation,
           ---------------------
notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other written communication from any governmental agency, department, bureau, office or other authority, or any third party involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses of any Loan Party or any predecessor in interest; or (ii) from or onto any adjoining properties or businesses; or (iii) from or onto any facilities which received Hazardous Materials generated by any Loan Party or any predecessor in interest.

          "Environmental Law" means the Comprehensive Environmental Response,
           -----------------
Compensation, and Liability Act (42 U.S.C. (S) 9601, et seq.), the Hazardous
                                                     -- ---
Materials Transportation Act (49 U.S.C. (S) 1801, et seq.), the Resource
                                                  -- ---
Conservation and Recovery Act (42 U.S.C. (S) 6901, et seq.), the Federal Water
                                                   -- ---
Pollution Control Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C.
                                          -- ---
(S) 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.)
         -- ---                                                         -- ---
and the Occupational Safety and Health Act (29 U.S.C. (S) 651 et seq.), as such
                                                              -- ---
laws may be amended or supplemented from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and, unless the context otherwise requires, the rules and regulations promulgated thereunder from time to time.

          "ERISA Affiliate" means, with respect to any Person, any trade or
           ---------------
business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning of Sections 414(b), (c), (m) and (o) of the Internal Revenue Code.

          "Eurodollar Base Rate" means, with respect to each day during each
           --------------------
Interest Period pertaining to a Eurodollar Loan, the rate of interest published in The Wall Street Journal, Eastern Edition, two Business Days prior to such Interest Period as the "London Interbank Offered Rate" applicable to one, three or six months, as selected by a Borrower. In the event that The Wall Street Journal, Eastern Edition is not published or such rate does not appear in The Wall Street Journal, Eastern Edition, the Eurodollar Base Rate shall be the rate determined by the Administrative Agent to be the rate at which deposits in Dollars are offered by NationsBank, N.A. to first class banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its eurodollar loans are then being conducted at approximately 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period, in an amount approximately equal to the principal amount of the Eurodollar Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

          "Eurodollar Loan" means a Loan bearing interest based on the
           ---------------
Eurodollar Rate.

          "Eurodollar Rate" means with respect to each day during each Interest
           ---------------
Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100 of 1%):

                              Eurodollar Base Rate
                          ---------------------------
                          1.00 - Reserve Requirements

          "Evergreen Letters of Credit" shall have the meaning specified
           ---------------------------
therefor in Section 3.01(b).

          "Event of Default" means any of the events set forth in Section 10.01
           ----------------
hereof.

          "Existing Financing Agreement" has the meaning assigned to such term
           ----------------------------
in the RECITALS hereto.

          "Existing Lenders" has the meaning assigned to such term in the
           ----------------
RECITALS hereto.

          "Existing Letters of Credit" has the meaning assigned to such term in
           --------------------------
Section 3.03(c) hereof.

          "Factor" means NationsBanc in its capacity as factor under each
           ------
Factoring Agreement and shall include CIT as a participant in each Factoring Agreement.

          "Factoring Agreements" means (i) the Amended and Restated Factoring
           --------------------
Agreement dated as of September 25, 1997 between the Factor and Squire, (ii) the Factoring Agreement dated as of September 25, 1997 between the Factor and Miss Erika, and (iii) the Non-Notification Factoring Agreement dated as of June 18, 1998 between the Factor and Jeri-Jo, each as amended or otherwise modified from time to time.

          "Fall Shipping Season" means, with respect to Miss Erika, the shipping
           --------------------
season beginning on July 1 and ending on November 30 of each Fiscal Year.

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
rate per annum equal for each day during such period of the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Fee Letter" means the letter agreement, dated as of the date hereof,
           ----------
among the Company, the Borrowers and the Agents obligating the Borrowers to jointly and severally pay certain fees to the Agents for their account in connection with this Agreement, as such letter agreement may be modified, supplemented or amended from time to time.

          "Final Maturity Date" means the date this Agreement is terminated
           -------------------
pursuant to Section 12.01 hereof.

          "Financial Statements" means (i) the audited financial statements of
           --------------------
the Company and its Consolidated Subsidiaries for its fiscal year ended November 1, 1997, (ii) the unaudited consolidated financial statements for the Company and its Consolidated Subsidiaries for the Fiscal Quarter ended January 31, 1998,
(iii) the audited financial statements of the Sellers for their fiscal year ended December 31, 1997 and (iv) the unaudited financial statements of the Sellers for their fiscal quarter ending March 31, 1998.

          "Fiscal Month" means the fiscal months of the Company and its
           ------------
Consolidated Subsidiaries as set forth on Part B of Schedule 1.01B hereto.

          "Fiscal Quarter" means the fiscal quarters of the Company and its
           --------------
Consolidated Subsidiaries as set forth on Part C of Schedule 1.01B hereto.

          "Fiscal Year" means the fiscal year of the Company and its
           -----------
Consolidated Subsidiaries as set forth on Part A of Schedule 1.01B hereto.

          "Fleet" means Fleet Bank, NA.
           -----

          "GAAP" means generally accepted accounting principles in effect from
           ----
time to time in the United States, applied on a consistent basis, provided that for the purposes of Section 7.02(p) and the definitions used therein, "GAAP" shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranties" means (i) the guaranty made by the Company contained in
           ----------
Article XI hereof and (ii) each guaranty, substantially in the form of Exhibits B-1 and B-2 hereto, made by a Guarantor (other than the Company) in favor of the Collateral Agent for the benefit of the Lenders guaranteeing the Obligations, as the same may be amended, modified or supplemented from time to time.

          "Guarantors" means the Company, Squire, Miss Erika, Jeri-Jo, Norty's,
           ----------
Inc. and all Persons which hereafter guarantee, pursuant to Section 7.01(b) hereof or otherwise, all or any part of the Obligations.

          "Hazardous Materials" shall include (i) any element, compound, or
           -------------------
chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws; (ii) petroleum and its refined products;

(iii) polychlorinated biphenyls; (iv) any substance exhibiting a hazardous waste characteristic including but not limited to corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (v) any raw materials, building components, including but not limited to asbestos-containing materials and manufactured products containing Hazardous Materials.

          "Hedging Agreement" means any interest rate swap, collar, cap, floor
           -----------------
or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of the Borrowers, and any confirming letter executed pursuant to such agreement, all as amended or supplemented from time to time.

          "Holiday Shipping Season" means, with respect to Miss Erika, the
           -----------------------
shipping season beginning on October 1 and ending December 31 of each Fiscal
Year.

          "Indebtedness" means as to any Person, without duplication, (i)
           ------------
indebtedness for borrowed money; (ii) indebtedness for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of business and payable in accordance with customary practices);
(iii) indebtedness evidenced by bonds, debentures, notes or other similar instruments (other than performance, surety and appeal or other similar bonds arising in the ordinary course of business); (iv) obligations and liabilities secured by a Lien upon property owned by such Person, whether or not owing by such Person and even though such Person has not assumed or become liable for the payment thereof; (v) obligations and liabilities directly or indirectly guaranteed by such Person; (vi) obligations or liabilities created or arising under any conditional sales contract or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession of such property; (vii) Capitalized Lease Obligations; (viii) all liabilities in respect of letters of credit, acceptances and similar obligations created for the account of such Person; and (ix) net liabilities of such Person under: (A) Hedging Agreements and (B) foreign currency exchange agreements, each calculated on a basis reasonably satisfactory to the Agents and in accordance with accepted practice.

          "Indemnitees" has the meaning specified therefor in Section 12.16.
           -----------

          "Indemnified Letters of Credit" has the meaning assigned to such term
           -----------------------------
in Section 3.03(c) hereof.

          "Indenture" means the Indenture, dated as of June 18, 1998 among the
           ---------
Company, the Borrowers, Norty's Inc. and United States Trust Company of New York, as trustee.

          "Interest Period" means, with respect to a Loan that is a Eurodollar
           ---------------
Loan, the period commencing on the borrowing date or the date of any continuation or conversion into such Eurodollar Loan, as the case may be, and ending one or three months thereafter, in each case as selected by the relevant Borrower in the applicable notice given to the Administrative Agent pursuant to Sections 2.03 or 2.11 hereof; provided that (i) each Interest Period shall begin
                              --------
on the first Business Day of a month and end on the first Business Day of a month, (ii) no Interest Period for any Eurodollar Loan shall end after the Final Maturity Date and (iii) no more than five (5) Interest Periods in the aggregate for the Borrowers may exist at any one time and only the Loans of a single Borrower may be included in a single Interest Period.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended from time to time.

          "Inventory" means all goods and merchandise of a Borrower including,
           ---------
but not limited to, all raw materials, work in process, piece goods, trim, finished goods, materials and supplies of every nature used or usable in connection with the manufacture, shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired and all such property the sale or other disposition of which would give rise to Accounts Receivable.

          "Jeri-Jo" has the meaning specified therefor in the preamble hereto.
           -------

          "Jeri-Jo Assets" has the meaning specified for the term "Assets" in
           --------------
the Jeri-Jo Purchase Agreement.

          "Jeri-Jo Earn Out Payment" has the meaning specified for the term
           ------------------------
"Earn Out Payment" in the Jeri-Jo Purchase Agreement.

          "Jeri-Jo Purchase" means the purchase by Jeri-Jo of the Jeri-Jo Assets
           ----------------
from the Sellers pursuant to the Jeri-Jo Purchase Documents.

          " Jeri-Jo Purchase Agreement" means the Agreement of Purchase and Sale
           ---------------------------
dated as of the 15th day of April, 1998, as amended through the date hereof, by and among the Sellers, Susan Schneider, Leslie Schneider, Scott Schneider, Jeri-Jo and the Company.

          " Jeri-Jo Purchase Documents" means the Jeri-Jo Purchase Agreement and
           ---------------------------
all other documents entered into or delivered in connection with the Jeri-Jo Purchase Agreement or the Jeri-Jo Purchase.

          "Jeri-Jo Subordinate Pledge and Security Agreement" means the
           -------------------------------------------------
subordinate pledge and security agreement dated as of the date hereof among the Company and each of the Sellers, as the same may be amended or otherwise modified from time to time.

          "Jeri-Jo Subordination Agreement" means the subordination agreement
           -------------------------------
dated as of the date hereof between the Collateral Agent and the Sellers, as the same may be amended or otherwise modified from time to time.

          "Jeri-Jo Termination Agreements" means each payoff and release letter,
           ------------------------------
in form and substance satisfactory to the Agents, dated as of the effective date of the Jeri-Jo Purchase, executed by The Chase Manhattan Bank and Marine Midland Bank, N.A., as appropriate, confirming the payment in full of all of the obligations of the Sellers owing to The Chase Manhattan Bank and Marine Midland Bank, N.A. and the termination or release of all Liens existing in favor of The Chase Manhattan Bank and Marine Midland Bank, N.A. in and to the Jeri-Jo Assets.

          "L/C Issuer" means NationsBank, N.A. and, in the case of certain
           ----------
Existing Letters of Credit and Indemnified Letters of Credit, The Chase Manhattan Bank or Marine Midland Bank, N.A., or such other bank as the Agents may select in their sole and absolute discretion.

          "L/C Subfacility" means that portion of the Total Commitment equal to
           ---------------
$160,000,000, or such other amount as shall be agreed to in writing by the Agents, the Lenders and the Borrowers.

          "Ledger Debt" means indebtedness owing by a Borrower to the Factor by
           -----------
reason of such Borrower's purchases from other entities factored by the Factor, provided that the Factor shall include CIT, as a participant of the Factor in each Factoring Agreement .

          "Lender" has the meaning specified therefor in the preamble hereto.
           ------

          "Letter of Credit" has the meaning specified therefor in Section
           ----------------
3.01(a) hereof.

          "Letter of Credit Application" has the meaning specified therefor in
           ----------------------------
Section 3.01(a) hereof.

          "Letter of Credit Guaranty" means one or more guaranties by
           -------------------------
NationsBanc or, in the case of certain Existing Letters of Credit and certain Indemnified Letters of Credit, CIT in favor of the L/C Issuer guaranteeing the Borrowers' obligations to the L/C Issuer under a reimbursement agreement, Letter of Credit Application or other like document in respect of any Letters of Credit.

          "Letter of Credit Indemnity Letters" means (i) the letter agreement
           ----------------------------------
dated June 18, 1998 between the Administrative Agent and The Chase Manhattan Bank and (ii) the letter agreement dated June 18, 1998 between the Administrative Agent and Marine Midland Bank, N.A., in each case pursuant to which the Administrative Agent, on behalf of the Lenders, has agreed to indemnify The Chase Manhattan Bank and Marine Midland Bank, N.A. for certain amounts paid pursuant to the letters of credit identified on Schedule A to each such letter agreement.

          "Letter of Credit Obligations" means, at any time and without
           ----------------------------
duplication, the sum of (i) the outstanding Reimbursement Obligations at such time, plus (ii) the aggregate maximum amount available for drawing under the
      ----
Letters of Credit outstanding at such time, plus (iii) all amounts for which
                                            ----
NationsBanc or CIT may be liable to the L/C Issuer pursuant to the Letter of Credit Guaranty in connection with any steamship guaranty, airway release, indemnity or delivery order issued by the L/C Issuer at the request of or for the benefit of a Borrower, in each case as calculated by the L/C Issuer.

          "Lien" shall mean any mortgage, deed of trust, pledge, lien, security
           ----
interest, charge or other encumbrance or security arrangement of any nature whatsoever, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

          "Loan" or "Revolving Credit Loan" means any Loan made by a Lender or
           ----      ---------------------
the Administrative Agent to a Borrower pursuant to Section 2.01 (a) hereof.

          "Loan Account" means a separate account for each Borrower maintained
           ------------
at the Payment Office of the Administrative Agent in the name of a Borrower in which such Borrower will be charged with all Loans made to, and all other Obligations incurred by, such Borrower or such other accounts as the Administrative Agent shall designate from time to time.

          "Loan Documents" means this Agreement, the Notes, the Guaranties, the
           --------------
Security Agreements, the Pledge Agreements, the Assignment Agreement, the Fee Letter, the Subordination Agreements, the Letter of Credit Applications and all other instruments, agreements and other documents executed and delivered pursuant hereto or thereto, including, without limitation, any intercompany notes pledged to the Collateral Agent.

          "Loan Parties" means each of the Company, the Borrowers and the other
           ------------
Guarantors.

          "Material Adverse Effect" means a material adverse effect upon (i) the
           -----------------------
business, properties, operations, or condition (financial or otherwise) of any Borrower or of the Loan Parties taken as a whole but excluding an event or condition that has a material adverse effect solely upon general economic conditions or the apparel industry generally and not upon the business, operation or condition (financial or otherwise) of any Borrower or of the Loan Parties taken as a whole, (ii) the ability of any Borrower or of the Loan Parties taken as a whole to perform its or their obligations hereunder or under any other Loan Document to which any of such Persons is a party, (iii) the Lien arising under the Loan Documents on any Collateral or (iv) the rights, powers and remedies of the Agents and the Lenders under this Agreement or any other Loan Document or the legality, validity or enforceability of this Agreement or any other Loan Document.

          "Material Contract" means, with respect to any Person, each contract
           -----------------
to which such Person is a party involving aggregate consideration payable to or by such Person of $500,000 or more (other than contracts that by their terms may be terminated by any party thereto in the ordinary course of its business upon less than 60 days' notice) or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.

          "Miss Erika" has the meaning specified therefor in the preamble
           ----------
hereto.

          "Miss Erika Acquisition" means the purchase by Miss Erika of the Miss
           ----------------------
Erika Assets from Old ME Corp. pursuant to the Miss Erika Acquisition Documents.

          "Miss Erika Acquisition Agreement" means the Agreement of Purchase and
           --------------------------------
Sale dated as of the 29th day of August, 1997, as amended through September 25, 1997, by and among Old ME Corp., Terbem Limited, a British Virgin Islands corporation, Bobst Investment Corp., a British Virgin Islands corporation, TCRI Offshore Partners C.V., a Netherlands Antilles corporation, TCR International Partners L.P., a Delaware limited partnership, Triumph Capital,

L.P. II, a Delaware limited partnership, Stuart Bregman, Howard Zwilling, Sidney Goldstein, Christian Baillet, Miss Erika and the Company.

          "Miss Erika Acquisition Documents" means the Miss Erika Acquisition
           --------------------------------
Agreement and all other documents entered into or delivered in connection with the Miss Erika Acquisition Agreement or the Miss Erika Acquisition.

          "Miss Erika Assets" has the meaning specified therefor in the Miss
           -----------------
Erika Acquisition Agreement.

          "Miss Erika Earn Out Payment" has the meaning specified for the term
           ---------------------------
"Earn Out Payment" in the Miss Erika Acquisition Agreement.

          "Miss Erika Subordinate Pledge and Security Agreement" means the
           ----------------------------------------------------
subordinate pledge and security agreement dated as of September 25, 1997 between the Company and Old ME Corp., as the same may be amended or otherwise modified from time to time.

          "Miss Erika Subordination Agreement" means the subordination agreement
           ----------------------------------
dated as of September 25, 1997 between the Collateral Agent and Old ME Corp., as the same may be amended or otherwise modified from time to time.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA for which a Borrower or any ERISA Affiliate has contributed to, or has been obligated to contribute to, at any time during the six (6) years preceding the date hereof.

          "NationsBanc" means NationsBanc Commercial Corporation, a Georgia
           -----------
corporation.

          "Net Amount of Eligible Accounts Receivable" means the aggregate
           ------------------------------------------
unpaid invoice amount of Eligible Accounts Receivable less, without duplication
(i) in the case of Accounts Receivable not purchased by the Factor under a Factoring Agreement, sales, excise or similar taxes, returns, discounts, chargebacks, claims, advance payments, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed, and (ii) in the case of Accounts Receivable purchased by a Factor under a Factoring Agreement and sums due under a Factoring Agreement, deductions for factoring charges, discounts, estimated anticipation, chargebacks based upon disputes and returns, chargebacks of department risk accounts purchased with recourse, and all other charges, offsets and reserves under a Factoring Agreement.

          "Net Proceeds" means (a) with respect to the sale or other disposition
           ------------
of any asset by the Company or any of its Subsidiaries (including in connection with any sale-leaseback), the excess, if any, of (i) the aggregate amount received in cash (including any cash received by way of deferred payment pursuant to a note receivable, other non-cash consideration or otherwise, but only as and when such cash is so received) in connection with such sale or other disposition, over (ii) the sum of (A) the principal amount of any Indebtedness which is secured by any such asset (other than Indebtedness assumed by the purchaser of such asset) or which is required to be, and is, repaid in connection with the sale or other disposition thereof (other than Indebtedness hereunder), (B) the reasonable out-of-pocket expenses and fees incurred by the Company or its Subsidiaries in connection with such sale or other disposition (but only to the extent that such out-of-pocket expenses and fees, if paid to an Affiliate of the Company (other than legal fees and expenses), are approved by the Agents in their sole discretion exercised reasonably), and provided that all such expenses and fees are set forth on a certificate provided to the Agents, and (C) federal and state taxes incurred in connection with such sale or other disposition, whether payable at such time or thereafter and (b) with respect to the sale or other disposition of any Capital Stock or debt security by the Company or any of its Subsidiaries, the excess of (i) the aggregate amount received in cash (including any cash received by way of deferred payment pursuant to a note receivable, other non-cash consideration or otherwise, but only as and when such cash is so received) in connection with such sale or other disposition, over (ii) the sum of (A) the reasonable fees, commissions, discounts and other out-of-pocket expenses incurred by the Company or its Subsidiaries in connection with such sale or other disposition (but only to the extent such fees, commissions and expenses, if paid to an Affiliate of the Company (other than legal fees and expenses), are approved by the Agents in their sole discretion exercised reasonably and provided that all such fees, commissions and expenses are set forth on a certificate provided to the Agents) and (B) federal and state taxes incurred in connection with such sale or other disposition, whether payable at such time or thereafter.

          "Note Purchase Agreement" means the Purchase Agreement, dated June 15,
           -----------------------
1998, among the Company and the initial purchasers of the Company Notes.

          "Notice of Borrowing" has the meaning specified therefor in Section
           -------------------
2.03 hereof.

          "Obligations" means (i) the obligations of each Borrower to pay, as
           -----------
and when due and payable (by scheduled maturity or otherwise), all amounts from time to time owing by it in respect of any Loan Document to which it is a party, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of any Borrower, whether or not a claim for post-filing interest is allowed in such proceeding), Letter of Credit Obligations, fees, commissions, expense reimbursements, indemnifications or otherwise and all Ledger Debt, and (ii) the obligations of each Borrower to perform or observe all of its other obligations from time to time existing under any Loan Document to which it is a party.

          "Offering" means the issuance by the Company of the Company Notes on
           --------
the Effective Date in the aggregate principal amount of $125,000,000 and the agreement of the Borrowers to guaranty the Company's obligations under the Company Notes, in each case pursuant to the terms and conditions as described in the Offering Memorandum dated June 15, 1998.

          "Offering Documents" means the Offering Memorandum dated June 15,
           ------------------
1998, the Company Notes, the Indenture, the Note Purchase Agreement and all other agreements, documents and instruments effectuating the foregoing and all exhibits to any of the foregoing.

          "Old ME Corp." means Old ME Corp. a Delaware corporation and the
           ------------
seller of the Miss Erika Assets to Miss Erika pursuant to the Miss Erika Acquisition Documents.

          "Operating Lease Obligations" means all obligations for the payment of
           ---------------------------
rent for any real or personal property under leases or agreements to lease, other than Capitalized Lease Obligations.

          "Other Taxes" shall have the meaning specified therefor in Section
           -----------
2.12 hereto.

          "Overadvance Amount" means (i) for the Borrowers on a combined basis,
           ------------------
an amount (A) up to $10,000,000 at anytime during the June and July Fiscal Months (other than the last day of such Fiscal Months) and (B) up to $5,000,000
(x) at any time during any other Fiscal Month (other than the last day of such Fiscal Month) and (y) on the last day of the May, June, July August, September and October Fiscal Months, which amount shall be allocated among the Borrowers by the Administrative Agent pursuant to the terms of Section 2.01(b) hereof and
(ii) for each Borrower on an individual basis, the portion of the relevant amount set forth in clause (i) above allocated by the Administrative Agent to such Borrower pursuant to Section 2.01(b) hereof as such amounts may be reduced as provided in Section 2.07(g) hereof.

          "Payment Office" means the Administrative Agent's offices located at
           --------------
1211 Avenue of the Americas, New York, NY 10036, or such other offices as the Administrative Agent may designate and, when used in connection with any payments made to the Administrative Agent, shall mean an account in the name of the Administrative Agent designated to the Borrowers and the Lenders from time to time into which the Borrowers and the Lenders shall make all payments to the Administrative Agent under this Agreement.

          "Permitted Disposition" has the meaning specified therefor in Section
           ---------------------
12.18.

          "Permitted Investments" means (i) marketable direct obligations issued
           ---------------------
or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States or marketable direct obligations issued or unconditionally guaranteed by any State or agency thereof and backed by the full faith and credit of such State, in each case maturing within one year from the date of acquisition thereof, (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Ratings Group, (iii) overnight bank deposits, certificates of deposit and bankers' acceptances in each case maturing not more than 270 days after the date of issue, issued by any Lender or issued by commercial banking institutions, and money market or time or demand deposit accounts maintained at any Lender or commercial banking institutions each commercial banking institutions (other than any Lender) of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, and (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof.

          "Permitted Liens" shall have the meaning specified therefor in Section
           ---------------
7.02(a) hereto.

          "Person" means an individual, corporation, limited liability company,
           ------
partnership, association, joint-stock company, trust, unincorporated organization, joint venture or Governmental Authority.

          "Pledge Agreements" means (i) the Pledge and Security Agreements,
           -----------------
dated as of September 25, 1997, made by each of the Company, Squire and Miss Erika in favor of the Collateral Agent and (ii) the Pledge and Security Agreement dated as of June 18, 1998 made by Jeri-Jo in favor of the Collateral Agent, in the form of Exhibit D-1 hereto, as the same may be amended or otherwise modified from time to time.

          "Post-Default Rate" means a rate of interest per annum equal to the
           -----------------
rate of interest otherwise in effect plus 2% or, if no other rate of interest is in effect, the Base Rate plus 2.5%.

          "Post Office Box" means the post office box established and maintained
           ---------------
by Jeri-Jo at the United States Post Office with such post office box number and at such location as is identified in writing by Jeri-Jo to the Administrative Agent.

          "Pricing Grid" means the pricing grid attached hereto as Schedule
           ------------
1.01D.

          "Pricing Grid Effective Date" means (i) if the Effective Date is on or
           ---------------------------
before August 1, 1998, on the first day of the month following the date of delivery to the Agents of the Financial Statements pursuant to Section 7.01(a)(i) for the first Fiscal Quarter of 1999 and (ii) if the Effective Date is after August 1, 1998, on the first day of the month following the date of delivery to the Agents of the Financial Statements pursuant to Section 7.01(a)(i) for the second Fiscal Quarter of 1999.

          "Prime Rate" means the rate of interest publicly announced by
           ----------
NationsBank, N.A. in Charlotte, North Carolina from time to time as its prime rate. The prime rate is determined from time to time by NationsBank, N.A. as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index, nor necessarily reflects the lowest rate of interest actually charged by NationsBank, N.A. to any particular class or category of customers. Each change in the Prime Rate shall be effective on the first day of the month following the date such change is announced.

          "Prior Season Inventory" means, during any shipping season of Miss
           ----------------------
Erika, finished goods Inventory that is manufactured to be shipped in the shipping seasons of Miss Erika prior to the current shipping season of Miss Erika.

          "Pro Rata Share" means, with respect to any Lender, a fraction
           --------------
(expressed as a percentage), the numerator of which shall be the amount of such Lender's Commitment and the denominator of which shall be the Total Commitment, provided that, if the Commitments have been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Loans and interest in Letter of Credit Obligations and the denominator shall be the aggregate unpaid principal amount of all of the Loans and Letter of Credit Obligations.

          "Reimbursement Obligations" means the aggregate joint and several
           -------------------------
obligations of the Borrowers to reimburse NationsBanc, CIT and the Lenders for amounts payable by NationsBanc, CIT or the Lenders under a Letter of Credit Guaranty in respect of any drawing made under any Letter of Credit, together with interest thereon as provided in Section 2.06.

          "Release" means any spilling, leaking, pumping, pouring, emitting,
           -------
emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping, or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers, and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including ambient air, soil, surface or ground water.

          "Release Certificate" has the meaning specified therefor in Section
           -------------------
12.18.

          "Remedial Action" shall mean all actions taken to (i) monitor, assess,
           ---------------
evaluate, investigate, clean up, remove, treat, remediate or contain or in any way address Hazardous Materials in the indoor or outdoor environment, (ii) prevent, mitigate or minimize any Release or threatened Release so that the Release or threatened Release does not migrate or endanger or threaten to endanger public health or welfare or the environment or (iii) perform pre-remedial investigations and studies, and post remedial operation and maintenance activities or any other actions authorized by 42 USC (S) 9601.

          "Reportable Event" means an event described in Section 4043 of ERISA
           ----------------
(other than an event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation under the regulations promulgated under such Section).

          "Required Lenders" means, at any time, Lenders whose Pro Rata Shares
           ----------------
aggregate at least 60%.

          "Reserve Requirements" means, for any day as applied to a Eurodollar
           --------------------
Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender or the Affiliate of any Lender under Regulation D.

          "Revolving Credit Loan" or "Loan" means a Loan made by a Lender or the
           ---------------------      ----
Administrative Agent to a Borrower pursuant to Section 2.01(a)(i) hereof.

          "Revolving Credit Note" or "Note" means a joint and several promissory
           ---------------------      ----
note of the Borrowers, substantially in the form of Exhibit A hereto, made payable to the order of a Lender and evidencing the Indebtedness resulting from the making by such Lender of Loans and delivered to the Administrative Agent pursuant to Article V hereof, as such promissory note may be modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor.

          "Security Agreements" means the (i) Security Agreements dated as of
           -------------------
September 25, 1997 made by each of the Loan Parties (other than Jeri-Jo) in favor of the Collateral Agent, and (ii) the Security Agreement made by Jeri-Jo in favor of the Collateral Agent in the form of Exhibit C-1 hereto, as the same may be amended or otherwise modified from time to time.

          "Security Documents" means collectively, each Security Agreement and
           ------------------
each Pledge Agreement executed and delivered by a Loan Party, and all Uniform Commercial Code financing statements required by this Agreement and the Security Agreements to be filed with respect to the security interests in personal property and fixtures created pursuant to such agreements, and all other documents and agreements executed and delivered by the Loan Parties in connection with any of the foregoing documents.

          "Sellers" means Jeri-Jo Knitwear Inc., a New York corporation, and
           -------
Jamie Scott, Inc. a New York corporation.

          "Settlement Period" has the meaning specified therefor in Section
           -----------------
2.05(b)(i).

          "Solvent" means, with respect to any Person on a particular date, that
           -------
on such date (a) the fair value of the property of such Person is not less than the total amount of its liabilities (including, without limitation, liabilities on all claims, whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured) of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

          "Spring Shipping Season" means, with respect to Miss Erika, the
           ----------------------
shipping season beginning on January 1 and ending on May 31 of each Fiscal Year.

          "Squire" has the meaning specified therefor in the preamble hereto.
           ------

          "Subordinate Pledge and Security Agreements" means the Miss Erika
           ------------------------------------------
Subordinate Pledge and Security Agreement and the Jeri-Jo Subordinate Pledge and Security Agreement.

          "Subordination Agreements" means the Miss Erika Subordination
           ------------------------
Agreement and the Jeri-Jo Subordination Agreement.

          "Subsidiary" means, as to any Person, any corporation of which more
           ----------
than 50% of the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect directors (or Persons performing similar functions) of such corporation is, at the time of determination, owned directly, or indirectly through one or more intermediaries, by such Person.

          "Syndication Date" shall mean the earlier of (i) the date which is 60
           ----------------
days after the date of the initial Loan and (ii) the date on which the Administrative Agent determines in its sole discretion (and notifies the Borrowers and the Lenders) that the primary syndication (and the resulting addition of institutions as Lenders pursuant to Section 12.08) has been completed.

          "Taxes" shall have the meaning given to that term in Section 2.12.
           -----

          "Termination Anniversary Date" means June 18, 2001 and thereafter June
           ----------------------------
18 of each succeeding calendar year.

          "Termination Event" means (i) a Reportable Event with respect to any
           -----------------
Employee Plan, (ii) any event that causes a Borrower or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the
Internal Revenue Code, (iii) the filing of a notice of intent to terminate an Employee Plan under Section 4041(c) of ERISA, (iv) the institution of proceedings by the Pension Benefit Guaranty Corporation to terminate an Employee Plan, or (v) any other event or condition that would constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

          "Title Company" shall have the meaning specified therefor in Section
           -------------
7.01(m).

          "Total Commitment" means the sum of the amounts of the Lenders'
           ----------------
Commitments.

          "Transition Shipping Season" means, with respect to Miss Erika, the
           --------------------------
shipping season beginning on April 1 and ending on June 30 of each Fiscal Year.

          "WARN" has the meaning specified therefor in Section 6.01(j).
           ----

          "Working Capital" means as to any Person at a particular date, the
           ---------------
excess, if any, of Consolidated Current Assets of such Person and its Consolidated Subsidiaries over Consolidated Current Liabilities of such Person and its Consolidated Subsidiaries at such date.

          SECTION 1.02.  Accounting and Other Terms.  Unless otherwise expressly
                         --------------------------
provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the Financial Statements. All terms used in this Agreement which are defined in
Article 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

          SECTION 1.03.  Time References.  Unless otherwise indicated herein,
                         ---------------
all references to time of day refer to Eastern standard time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding", provided, however, that with respect to a computation
                          --------  -------
of fees or interest payable to the Agents, the Lenders or the L/C Issuer, such period shall in any event consist of at least one full day.

                                  ARTICLE II

                                   THE LOANS

          SECTION 2.01.  Commitments.  (a)  Subject to the terms and conditions
                         -----------
and relying upon the representations and warranties set forth herein, each Lender severally agrees to make Loans to the Borrowers, which may be either A Revolving Credit Loans to Squire, B Revolving Credit Loans to Miss Erika or C Revolving Credit Loans to Jeri-Jo, at any time and from time to time from the Effective Date to the Final Maturity Date, or until the earlier reduction of its Commitment to zero in accordance with the terms hereof, in an aggregate principal amount of Loans at any time outstanding not to exceed the amount of such Lender's Commitment.

               (b) Notwithstanding the foregoing, (i) the aggregate principal amount of Loans outstanding at any time to the Borrowers on a combined basis shall not exceed the lowest of (A) the difference between (1) the Total
                     ------ --
Commitment and (2) the aggregate Letter of Credit Obligations, (B) the difference between (1) the then current Borrowing Base of the Borrowers on a combined basis and (2) the aggregate Letter of Credit Obligations, and (C) $60,000,000, (ii) the aggregate principal amount of A Revolving Credit Loans outstanding at any time to Squire shall not exceed the difference between (A) the then current Borrowing Base of Squire on an individual basis and (B) the aggregate A Letter of Credit Obligations, (iii) the aggregate principal amount of B Revolving Credit Loans outstanding at any time to Miss Erika shall not exceed the difference between (A) the then current Borrowing Base of Miss Erika on an individual basis and (B) the aggregate B Letter of Credit Obligations, and
(iv) the aggregate principal amount of C Revolving Credit Loans outstanding at any time to Jeri-Jo shall not exceed the difference between (A) the then current Borrowing Base of Jeri-Jo on an individual basis and (B) the aggregate C Letter of Credit Obligations, provided that (x) the Lenders agree to include the Overadvance Amount as part of the Borrowing Base, (y) no Borrower shall be permitted to obtain a Loan that results in such Borrower having an Overadvance Amount if and to the extent that, at such time, any other Borrower has positive Availability, and (z) except as provided in clause (y) above, the Overadvance Amount shall be allocated among the Borrowers by the Administrative Agent in the exercise of its reasonable business judgment based upon such factors as the Administrative Agent may deem appropriate.

               (c) Within the foregoing limits, the Borrowers may borrow, repay and reborrow Loans, on or after the Effective Date and prior to the Final Maturity Date, subject to the terms, provisions and limitations set forth herein.

          SECTION 2.02.  Loans.  Except as otherwise provided in Section 2.05,
                         -----
Loans shall be made ratably by the Lenders in accordance with their respective Commitments. The initial Loans shall be made on or after the Effective Date against delivery hereunder of the Notes.

          SECTION 2.03.  Making the Loans.  A Borrower shall give the
                         ----------------
Administrative Agent prior telephone notice (which notice, if requested by the Administrative Agent, must be promptly confirmed in writing in substantially the form of Exhibit I hereto (a "Notice of Borrowing")) (i) not later than 11:00 a.m. (New York City time) on the date of the proposed borrowing, in the case of a borrowing consisting of Base Rate Loans, or (ii) not later than 12:00 noon (New York City time) three Business Days prior to such proposed borrowing in the case of a borrowing consisting of Eurodollar Loans, provided that Eurodollar Loans will only be made on the first Business Day of a month. Such Notice of Borrowing shall be irrevocable and shall specify the Borrower that is requesting such Loan, the principal amount of the proposed borrowing (which, in the case of a Eurodollar Loan, must be in a minimum amount of $5,000,000 and in multiples of $1,000,000 in excess thereof), whether such Loan is requested to be a Base Rate Loan or a Eurodollar Loan and, in the case of a Eurodollar Loan, the Initial Interest Period for such Eurodollar Loan, if requested by the Administrative Agent, the use of the proceeds of such proposed Loan, and the proposed borrowing date, which must be a Business Day and, in the case of a Eurodollar Loan, the first Business Day of a month, and such Borrower shall be bound to make a borrowing in accordance therewith. At no time shall the principal amount of Loans that are Eurodollar Loans exceed $40,000,000 in the aggregate for the Borrowers. Notwithstanding anything to the contrary contained herein, prior to the Syndication Date, all Loans shall be incurred and maintained as Base Rate Loans. The Administrative Agent may act without liability upon the basis of written, telecopy or telephone notice believed by the Administrative Agent in good faith to be from a Borrower (or from any officer thereof designated in writing to the Administrative Agent), and each Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of any such telephonic Notice of Borrowing.

          SECTION 2.04.  Notes; Repayment of Loans.  (a)  All Loans made by a
                         -------------------------
Lender shall be evidenced by a single Note, duly executed by the Borrowers, dated the Effective Date, and delivered to and made jointly and severally payable to the order of such Lender in a principal amount equal to its Commitment on such date.

               (b) The outstanding principal balance of each Loan shall be due and payable on the Final Maturity Date.

          SECTION 2.05.  Funding and Settlement Procedures.
                         ---------------------------------

               (a) (i) Except as otherwise provided in this subsection 2.05(a), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately according to their Pro Rata Shares of the Total Commitment, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender's obligation to make a Loan requested hereunder nor shall the relevant Commitment of any Lender to make the

Loan requested be increased or decreased as a result of the default by any other Lender in such other Lender's obligation to make a Loan requested hereunder.

                    (ii) Notwithstanding any other provision of this Agreement, in order to reduce the number of fund transfers among the Borrowers, the Lenders and the Agents, the Borrowers, the Lenders and the Agents agree that the Administrative Agent may, but shall not be obligated to, and the Borrowers and the Lenders hereby irrevocably authorize the Administrative Agent to, fund, on behalf of the Lenders, Loans pursuant to Sections 2.02 and 2.03, subject to the procedures for settlement set forth in subsection 2.05(b); provided, however,
                                                           --------  -------
that (A) the Administrative Agent shall in no event fund such Loan if the Administrative Agent shall have received written notice from the Required Lenders on the Business Day prior to the date of the proposed Loan that one or more of the conditions precedent contained in Section 5.02 hereof will not be satisfied on the date of the proposed Loan and (B) the Administrative Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 5.02 have been satisfied. If the Administrative Agent elects not to fund a requested Loan on behalf of the Lenders, promptly after receipt of a Notice of Borrowing, the Administrative Agent shall so notify each Lender. If the Administrative Agent notifies the Lenders that it will not fund a requested Loan on behalf of the Lenders, each Lender shall make its Pro Rata Share of the Loan available to the Administrative Agent, in immediately available funds, at the Payment Office no later than 2:00 p.m. (New York City time) on the date of the proposed Loan. The Administrative Agent will make the proceeds of such Loans available to the appropriate Borrower on the day of the proposed Loan by causing an amount, in immediately available funds, equal to the proceeds of all such Loans received by the Administrative Agent at the Payment Office or the amount funded by the Administrative Agent on behalf of the Lenders to be deposited in an account designated by the appropriate Borrower.

                    (iii) If the Administrative Agent has notified the Lenders that the Administrative Agent will not fund a particular Loan pursuant to subsection 2.05(a)(ii) on behalf of the Lenders, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such day and the Administrative Agent, in its sole and absolute discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the appropriate Borrower on such day. If, in such case, the Administrative Agent makes such corresponding amount available to the appropriate Borrower and such corresponding amount is not in fact made available to the Administrative Agent by such Lender, such Lender and each of the Borrowers, severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent, at (A) in the case of such Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.06 and (B) in the case of such Lender, at the Federal Funds Rate for three Business Days and thereafter at the Prime Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Pro Rata Share of such Loan.

                    (iv) Nothing in this Section 2.05(a) shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that the Administrative Agent or a Borrower may have against any Lender as a result of any default by such Lender hereunder.

               (b)  (i)   With respect to all periods for which the
Administrative Agent, on behalf of the Lenders, has funded Loans pursuant to subsection 2.05(a), on the first Business Day after the last day of each week, or such shorter period as the Administrative Agent may from time to time select (any such week or shorter period being herein called a "Settlement Period"), the Administrative Agent shall notify each Lender of the average daily unpaid principal amount of the Loans outstanding during such Settlement Period. In the event that such amount is greater than the average daily unpaid principal amount of the Loans outstanding during the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Loans made on the date of such Lender's initial funding), each Lender shall promptly make available to the Administrative Agent such Lender's Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such average daily unpaid principal amount, the Administrative Agent shall promptly pay over to each other Lender such Lender's Pro Rata Share of the difference in immediately available funds. In addition, if the Administrative Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Administrative Agent shall determine that it is desirable to present claims against the Borrowers for repayment, each Lender shall promptly remit to the Administrative Agent or, as the case may be, the Administrative Agent shall promptly remit to each Lender, sufficient funds to adjust the interests of the Lenders in the then outstanding Loans to such an extent that, after giving effect to such adjustment, each Lender's interest in the then outstanding Loans will be equal to its Pro Rata Share thereof. The obligations of the Administrative Agent and each Lender under this subsection 2.05(b) shall be absolute and unconditional. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Loans which have been funded by such Lender.

                    (ii) In the event that any Lender fails to make any payment required to be made by it pursuant to subsection 2.05(b)(i), the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for three Business Days and thereafter at the Prime Rate. During the period in which such Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to any Borrower shall, for all purposes hereof, be a Loan made by the Administrative Agent for its own account. Upon any such failure by a Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify the Borrowers of such failure and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent for its own account.

          SECTION 2.06.  Interest.
                         --------

               (a)  Loans. Each Loan which is a Eurodollar Loan shall bear
                    -----
interest on the principal amount thereof from time to time outstanding from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the Eurodollar Rate for the Interest Period in effect for such Loan plus the Applicable Eurodollar Rate Margin. Interest shall accrue from and include the first date of an Interest Period, but exclude the last day of such Interest Period. Each Loan which is a Base Rate Loan shall bear interest on the principal amount thereof from time to time outstanding from the date of such Loan, until such principal amount becomes due, at a rate per annum equal to the Base Rate plus the Applicable Base Rate Margin.

               (b)  [Intentionally Omitted]

               (c)  Default Interest. Upon the occurrence and during the
                    ----------------
continuance of an Event of Default, all outstanding principal of the Loans and all outstanding Reimbursement Obligations and (to the extent permitted by law) interest which is not paid when due, may, at the option of the Administrative Agent or the Required Lenders, bear interest until such amount is paid in full at a fluctuating interest rate per annum equal at all times to the Post-Default Rate.

               (d)  Interest Payment.  Interest on each Eurodollar Loan shall be
                    ----------------
payable, in arrears, on the last day of each Interest Period of such Eurodollar Loan and, in the case of any Eurodollar Loan of six month duration, the day that interest would have been payable if such Eurodollar Loan had an Interest Period of three months. Interest on each Base Rate Loan shall be payable monthly, in arrears, on the first day of each month, commencing on the first day of the month following the month in which such Loan is made, and at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. The Borrowers hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 4.02 hereof with the amount of any interest payment due hereunder.

               (e)  General. All interest shall be computed on the basis of a
                    -------
year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

          SECTION 2.07.  Reduction of Commitment; Prepayment of Loans.
                         --------------------------------------------

               (a) The Borrowers may at any time or from time to time and without penalty or premium reduce the Total Commitment to an amount (which may be zero) not less than the sum of the unpaid principal amount of all Loans then outstanding plus the principal amount of all Loans not yet made as to which
            ----
notice has been given by a Borrower under Section 2.03 hereof plus the Letter of
                                                              ----
Credit Obligations at such time plus the stated amount of all Letters of Credit
                                ----
not yet issued as to which a request has been made and not withdrawn. Any reduction shall be in an amount which is an integral multiple of $5,000,000. Reduction of the Total Commitment shall be made by providing not less than two Business Days' written notice (which notice shall be irrevocable) to such effect to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each Lender). Reductions of the Total

Commitment are irrevocable and may not be reinstated. Each such reduction shall reduce the Commitment of each Lender proportionately in accordance with its Pro Rata Share.

          (b) Subject to the terms and conditions contained in this Section 2.07, Section 2.10 hereof and elsewhere in this Agreement, the Borrowers shall have the right to prepay the Loans, in whole or in part, provided that, subject to the terms of Section 2.08(a) hereof, the Borrowers shall be obligated to pay the Early Termination Fee with respect to any Loans prepaid in connection with a termination of the Total Commitment prior to June 19, 2000.

          (c) If at any time (i) the Borrowing Base of the Borrowers calculated on a combined basis is less than the sum of the outstanding principal on all Loans outstanding plus the outstanding amount of all Letter of Credit Obligations, (ii) the Borrowing Base of Squire on an individual basis is less than the sum of the outstanding principal on all A Revolving Credit Loans plus the outstanding amount of all A Letter of Credit Obligations, (iii) the Borrowing Base of Miss Erika on an individual basis is less than the sum of the outstanding principal on all B Revolving Credit Loans plus the outstanding amount of all B Letter of Credit Obligations, or (iv) the Borrowing Base of Jeri-Jo on an individual basis is less than the sum of the outstanding principal on all C Revolving Credit Loans plus the outstanding amount of all C Letter of Credit Obligations, Squire, Miss Erika or Jeri-Jo, as appropriate, will (A) immediately give notice of such occurrence to the Administrative Agent and (B) prepay the appropriate Loans in an amount which will reduce the sum of the outstanding principal on all such Loans, the A Revolving Credit Loans, the B Revolving Credit Loans, or the C Revolving Credit Loans as the case may be, to an amount less than or equal to the then current Borrowing Base of the Borrowers on a combined basis or the Borrowing Base of Squire, Miss Erika or Jeri-Jo, on an individual basis, as the case may be. If at any time after the applicable Borrowers have complied with the first sentence of this Section 2.07(c), the aggregate Letter of Credit Obligations is greater than the then current Borrowing Base of the Borrowers on a combined basis, the A Letter of Credit Obligations is greater than the then current Borrowing Base of Squire on an individual basis, the B Letter of Credit Obligations is greater than the then current Borrowing Base of Miss Erika on an individual basis, or the C Letter of Credit Obligations is greater than the then current Borrowing Base of Jeri-Jo on an individual basis, Squire, Miss Erika or Jeri-Jo, as appropriate, shall provide cash collateral to the Collateral Agent in the amount of such excess, which cash collateral shall be deposited in an interest bearing account maintained by the Collateral Agent and, provided that no Event of Default shall have occurred and be continuing, returned to Squire, Miss Erika or Jeri-Jo, as appropriate, at such time as (w) the aggregate Letter of Credit Obligations plus the aggregate principal amount of all outstanding Loans no longer exceeds the then current Borrowing Base of the Borrowers on a combined basis, (x) the aggregate A Letter of Credit Obligations plus the aggregate principal amount of all outstanding A Revolving Credit Loans no longer exceeds the then current Borrowing Base of Squire on an individual basis, (y) the aggregate B Letter of Credit Obligations plus the aggregate principal amount of all outstanding B Revolving Credit Loans no longer exceeds the then current Borrowing Base of Miss Erika on an individual basis, or (z) the aggregate C Letter of Credit Obligations plus the aggregate principal amount of all outstanding C Revolving Credit Loans no longer exceeds the then current Borrowing Base of Jeri-Jo on an individual basis, as the case may be.

               (d)  [Intentionally Omitted]

               (e)  [Intentionally Omitted]

               (f) The Borrowers shall immediately prepay the Loans and provide cash collateral to the Collateral Agent in the amount of all Letter of Credit Obligations (which cash collateral shall be deposited in an interest bearing account maintained by the Collateral Agent) if, without its consent, NationsBanc has been replaced as the Factor by a Borrower.

               (g) Upon the request of the Required Lenders, promptly following, and in any event within two Business Days after, the receipt by the Company or any of its Subsidiaries of any Net Proceeds from the issuance, sale, assignment, transfer or other disposition by the Company or any of its Subsidiaries of any Capital Stock, debt securities or assets of the Company or any of its Subsidiaries, the Borrowers shall make a prepayment of the Loans in an amount equal to the excess, if any, of the sum of the Loans and Letter of Credit Obligations over the Borrowing Base Before Overadvance Amount, provided that the Borrowers shall not be required to prepay such Loans in the case of (i) the issuance of Capital Stock of the Company pursuant to the Company's 1994 Stock Option Plan, the Company's 1998 Long Term Incentive Plan, the Company's Non-Employee Directors' Stock Option Plan or pursuant to other plans or arrangements with respect to options or warrants issued to the employees, consultants and directors of the Company or any Borrower to the extent such issuance results in cash Net Proceeds of less than $100,000 to the Company and the Borrowers in the aggregate in any Fiscal Year, (ii) the issuance of Capital Stock of the Company consisting of common equity or preferred equity with a dividend not higher than the interest on the Company Notes and having other terms no more restrictive for the Company and its Subsidiaries than the terms of the Indenture, in any case to make the Miss Erika Earn Out Payment, the Jeri-Jo Earn Out Payment and any other earnout payments payable in connection with an acquisition otherwise permitted by Section 7.02f (ix) hereof, or the proceeds of which will be used to prepay, purchase, redeem, retire, defease or otherwise acquire Company Notes in accordance with Section 7.02(r)(ii) hereof, (iii) intercompany indebtedness between the Loan Parties permitted by Sections 7.02(b) and 7.02(f) hereof, (iv) sales of Inventory (A) by the Borrowers and their Subsidiaries in the ordinary course of business and (B) by Norty's in going out of business sales, (v) sales of Accounts Receivable by the Borrowers pursuant to the Factoring Agreements, (vi) the disposition of obsolete or worn out property in the ordinary course of business, (vii) sales of the Capital Stock or assets of Norty's, and (viii) the issuance of the Company Notes. In addition, upon receipt of aggregate Net Proceeds from any such issuance, sale, assignment, transfer or other disposition by the Company or any of its Subsidiaries of any Capital Stock, debt securities or assets of the Company or any of its Subsidiaries in excess of $500,000, other than any Net Proceeds from the events described in clauses (i) through (viii) above, the current Overadvance Amount limits (as such amounts are initially set forth in clause (i) of the definition of "Overadvance Amount" in Section 1.01 hereof) shall each be reduced on a dollar for dollar basis by the aggregate amount of Net Proceeds in excess of $500,000 received from any such issuance, sale, assignment, transfer or other disposition, with such reduction to be effective upon receipt of such Net Proceeds, provided that no such reduction shall be required if the Net Proceeds from the issuance of Capital Stock of the Company consisting of common equity or preferred equity with a dividend not higher than the interest on the Company Notes and having other terms no more restrictive for the Company and its Subsidiaries than the terms of the Indenture are used to prepay, purchase, redeem, retire, defease or otherwise acquire Company Notes in accordance with Section 7.02(r)(ii) hereof.

          (h) Subject to paragraph (b) of Section 2.10 of this Agreement, the Administrative Agent shall on each Business Day apply all funds received from the Factor pursuant to the Assignment Agreement or representing other proceeds of Accounts Receivable or Inventory, to the payment, in whole or in part, of the outstanding Loans.

          (i) Immediately upon the receipt by any Loan Party of any insurance proceeds, the Borrowers shall prepay the Loans in an amount equal to the insurance proceeds received by such Loan Party, provided that (i) except with
                                                --------
respect to the proceeds from key-man life insurance and except during the continuance of an Event of Default, proceeds from insurance covering damage to property not in excess of $500,000 for any one occurrence shall not be required to be so prepaid on such date to the extent such insurance proceeds are used to replace or restore the properties or assets in respect of which such proceeds were paid if the Borrowers deliver a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used to replace or restore any such properties or assets within a period specified in such certificate not to exceed 60 days after the date of receipt of such proceeds (which certificate shall set forth estimates of the proceeds to be so expended) and (ii) if all or any portion of such proceeds not so applied to the repayment of the Loans are not so used within the period specified in the relevant certificate furnished pursuant to clause (i) above, such remaining portion shall be prepaid on the last day of such specified period.

          (j) The Borrowers shall repay the Loans in the amount of any payments received as (i) principal of the non-negotiable limited recourse promissory notes listed on Schedule 7.02(k)(ii) hereof and (ii) principal of or interest on loans or advances made pursuant to Section 7.02(f)(xii) hereof and dividends or distributions made by Norty's to Squire pursuant to Section 7.02(i)(iv) hereof, in each case on the Business Day following the receipt of such payments.

          (k) Any prepayment made pursuant to this Section 2.07 shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment.

          (l) Except as otherwise expressly provided in this Section 2.07, payments with respect to any paragraph of this Section 2.07 are in addition to payments made or required to be made under any other paragraph of this Section
2.07. Prepayments of the Loans pursuant to this Section 2.07 shall be applied to the A Revolving Credit Loans, the B Revolving Credit Loans or the C Revolving Credit Loans by the Administrative Agent, first, based upon the Borrower making such prepayment and, second, based upon such factors as the Administrative Agent deem appropriate in the exercise of its reasonable business judgment (which factors may include the minimization or reduction of the payments required by
Section 2.10(a) hereof).

     SECTION 2.08.  Fees.
                    ----

          (a) Early Termination Fee.  If the Total Commitment is terminated
              ---------------------
prior to June 19, 2000 the Borrowers shall pay to the Administrative Agent for the Pro Rata Share of the Lenders, on the date of such termination, the Early Termination Fee, provided, that the Early Termination Fee shall not be payable if (i) the Loans are prepaid from the proceeds generated by the public sale or the private sale, pursuant to Rule 144A of the Securities Act of 1933 of Capital Stock, of debt securities or convertible debt securities of the Company or any of its Subsidiaries or (ii) the Total Commitment is terminated as a result of an Event of Default and the Loans are not repaid from the proceeds generated from a third party refinancing, other than a refinancing described in clause (i) above.

          (b) Other Fees.  The Borrowers shall jointly and severally pay to the
              ----------
Agents the fees set forth in the Fee Letter at the times set forth in the Fee Letter. All fees required to be paid to the Agents pursuant to the Fee Letter shall be paid to the Administrative Agent, for the account of the Agents. All fees required to be paid to the Lenders pursuant to this Agreement shall be paid to the Administrative Agent for the Pro Rata Share of the Lenders. All fees under this Agreement and the Fee Letter are non-refundable under all circumstances.

     SECTION 2.09.  Eurodollar Rate Not Determinable; Illegality or
                    -----------------------------------------------
Impropriety.
-----------

          (a) In the event, and on each occasion, that on or before the day on which the Eurodollar Rate is to be determined for a borrowing that is to include Eurodollar Loans, the Administrative Agent has determined in good faith that, or has been advised by the Required Lenders that, (i) the Eurodollar Rate cannot be determined for any reason, (ii) the Eurodollar Rate will not adequately and fairly reflect the cost of maintaining Eurodollar Loans or (iii) Dollar deposits in the principal amount of the applicable Eurodollar Loans are not available in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of the Lenders' Eurodollar Loans are then being conducted, the Administrative Agent shall, as soon as practicable thereafter, give written notice of such determination to the Borrowers and the other Lenders. In the event of any such determination, any request by the Borrowers for a Eurodollar Loan pursuant to Section 2.03 shall, until, in the case of such a determination by the Required Lenders, the Administrative Agent has been advised by the Required Lenders and the Administrative Agent has so advised such Borrower that, or in the case of a determination by the Administrative Agent, the Administrative Agent has advised such Borrower and the other Lenders that, the circumstances giving rise to such notice no longer exist, be deemed to be a request for a Base Rate Loan. Each determination by the Administrative Agent and/or the Required Lenders hereunder shall be conclusive and binding absent manifest error.

          (b) In the event that it shall be unlawful for any Lender to make, maintain or fund any Eurodollar Loan as contemplated by this Agreement, then such Lender shall forthwith give notice thereof to the Administrative Agent and the Borrowers describing such illegality in reasonable detail. Effective immediately upon the giving of such notice, the obligation of such Lender to make Eurodollar Loans shall be suspended for the duration of such illegality and, if and when such illegality ceases to exist, such suspension shall cease, and such Lender shall notify the Administrative Agent and the Borrowers. If any such change shall make it unlawful for any Lender to maintain any outstanding Eurodollar Loan as a Eurodollar Loan, such Lender shall, upon the happening of such event, notify the Administrative Agent and the Borrowers, and the Borrowers shall immediately, or if permitted by applicable law, rule, regulation, order, decree, interpretation, request or directive, at the end of the then current Interest Period for such Eurodollar Loan, convert each such Eurodollar Loan into a Base Rate Loan.

     SECTION 2.10.  Indemnity.
                    ---------

          (a) The Borrowers hereby jointly and severally indemnify each Lender against any loss or expense that such Lender actually sustains or incurs (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain any Eurodollar Loan and including loss of anticipated profits) as a consequence of (i) any failure by the Borrowers to fulfill on the date of any borrowing hereunder the applicable conditions set forth in Article V, (ii) any failure by the Borrowers to borrow any Eurodollar Loan hereunder, to convert any Base Rate Loan into a Eurodollar Loan or to continue a Eurodollar Loan as such after notice of such borrowing, conversion or continuation has been given pursuant to Section 2.03 or Section 2.11 hereof, (iii) any payment, prepayment (mandatory or optional) or conversion of a Eurodollar Loan required by any provision of this Agreement or otherwise made on a date other than the last day of the Interest Period applicable thereto, (iv) any default in payment or prepayment of the principal amount of any Eurodollar Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise), or (v) the occurrence of any Event of Default, including, in each such case, any loss (including, without limitation, loss of anticipated profits) or reasonable expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan. Such loss or reasonable expense shall include but not be limited to an amount equal to the excess, if any, as reasonably determined by such Lender, of (i) its cost of obtaining the funds for the Loan being paid or prepaid or converted or continued or not borrowed or converted or continued (based on the Eurodollar Rate applicable thereto) for the period from the date of such payment, prepayment, conversion, continuation or failure to borrow, convert or continue on the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the last day of the Interest Period for such Loan that would have commenced on the date of such failure to borrow, convert or continue) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in re-employing the funds so paid, prepaid, converted or continued or not borrowed, converted or continued for such Interest Period. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.10 and the basis for the determination of such amount or amounts shall be delivered to the Borrowers and shall be conclusive and binding absent manifest error.

          (b) Notwithstanding paragraph (a) of this Section 2.10, the Administrative Agent will use reasonable efforts to minimize or reduce any such loss or expense resulting from the mandatory prepayments required by Section
2.07 (other than paragraph (f) thereof) of this Agreement by (i) applying all payments and prepayments to Base Rate Loans prior to any application of payments to Eurodollar Loans and (ii) after all Base Rate Loans have been paid in full, calculating any such loss or expense based upon the net decrease in Eurodollar Loans on a day after giving effect to all prepayments and all Loans made on such day.

     SECTION 2.11.  Continuation and Conversion of Loans.
                    ------------------------------------

          (a) Subject to Section 2.09 hereof, the Borrowers shall have the right, at any time, on three (3) Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, to continue any Eurodollar Loan, or any portion thereof, into a subsequent Interest Period or, after the Syndication Date, to convert any Base Rate Loan or portion thereof into a Eurodollar Loan, or on one (1) Business Day's prior irrevocable written or telecopy notice to the Administrative Agent, to convert any Eurodollar Loan or portion thereof into a Base Rate Loan, subject to the following:

               (i) no Eurodollar Loan may be continued as such and no Base Rate Loan may be converted into a Eurodollar Loan, when any Event of Default or Default shall have occurred and be continuing at such time;

               (ii) in the case of a continuation of a Eurodollar Loan as such or a conversion of a Base Rate Loan into a Eurodollar Loan, the aggregate principal amount of such Eurodollar Loan shall not be less than $5,000,000 and in multiples of $1,000,000 if in excess thereof;

               (iii) in the case of a conversion from a Eurodollar Loan to a Base Rate Loan, accrued interest on the Loan (or portion thereof) being converted shall be paid by the applicable Borrower at the time of conversion;

               (iv) a Base Rate Loan may be converted into a Eurodollar Loan only on the first Business Day of a month;

               (v) any portion of a Loan maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Loan; and

               (vi) if any conversion of a Eurodollar Loan shall be effected on a day other than the last day of an Interest Period, the Borrowers shall jointly and severally reimburse each Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released by such conversion as provided in Section 2.10 hereof.

In the event that a Borrower shall not give notice to continue any Eurodollar Loan into a subsequent Interest Period, such Loan shall automatically become a Base Rate Loan at the expiration of the then current Interest Period.

     SECTION 2.12.  Taxes.  (a)  All payments made by the Borrowers hereunder,
                    -----
under the Notes or under any other Loan Document shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future income, franchise, sales, use, excise, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction (whether pursuant to United States Federal, state, local or foreign law) or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities, excluding taxes on the net income of, and branch profit taxes of, any Lender, the Agents or the L/C Issuer imposed by the jurisdiction in which such Lender, the Agents or the L/C Issuer is organized or any political subdivision thereof or taxing authority thereof or any jurisdiction in which such Person's principal office or relevant lending office is located or any political subdivision thereof or taxing authority thereof (such nonexcluded taxes being hereinafter collectively referred to as
"Taxes"). If the Borrowers shall be required by law to deduct or to withhold any
 -----
Taxes from or in respect of any amount payable hereunder, (i) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to the Lenders or the L/C Issuer pursuant to this sentence) the Lenders or the L/C Issuer receive an amount equal to the sum they would have received had no such deductions or withholdings been made, (ii) the Borrowers shall make such deductions or withholdings, and (iii) the Borrowers shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law. Whenever any Taxes are payable by the Borrowers, as promptly as possible thereafter, the Borrowers shall send the Lenders, the L/C Issuer and the Agents an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Lenders, L/C Issuer or the Agents, as the case may be) showing payment. In addition, the Borrowers agree to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement, the Notes, the Letters of Credit or any other Loan Document other than the foregoing excluded taxes (hereinafter referred to as "Other Taxes").
                                            -----------

          (b) The Borrowers will jointly and severally indemnify the Lenders and the L/C Issuer for the amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.12) paid by any Lender or the L/C Issuer and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which such Lender or such L/C Issuer makes written demand which demand shall identify the nature and amount of Taxes or Other Taxes for which indemnification is being sought and the basis of the claim.

          (c) Each Lender that is organized in a jurisdiction other than the United States, a State thereof or the District of Columbia hereby agrees that:

               (i) it shall, no later than the Effective Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 12.08 hereof after the Effective

     Date, the date upon which such Lender becomes a party hereto) deliver to the Borrowers and the Administrative Agent:

                      (A) two accurate, complete and signed originals of U.S. Internal Revenue Service Form 4224 or successor form, or

                      (B) two accurate, complete and signed originals of U.S. Internal Revenue Service Form 1001 or successor form,

     in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of its lending office under this Agreement free from withholding of United States Federal income tax;

               (ii) if at any time such Lender changes its lending office or offices or selects an additional lending office it shall, at the same time or reasonably promptly thereafter, deliver to the Borrowers through the Administrative Agent in replacement for, or in addition to, the forms previously delivered by it hereunder:

                      (A) if such changed or additional lending office is located in the United States, two accurate, complete and signed originals of such Form 4224 or successor form, or

                      (B) two accurate, complete and signed originals of such Form 1001 or successor form,

     in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional lending office under this Agreement free from withholding of United States Federal income tax; and

               (iii) it shall, promptly upon the Borrowers' reasonable request to that effect, deliver to the Borrowers such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

          (d) If either of the Borrowers fails to perform its obligations under this Section 2.12, the Borrowers shall jointly and severally indemnify the Lenders and the L/C Issuer for any taxes, interest or penalties that may become payable as a result of any such failure.

     SECTION 2.13.  Joint and Several Liability of the Borrowers.
                    --------------------------------------------

          (a) Notwithstanding anything in this Agreement or any other Loan Document to the contrary (including, without limitation, the designation of the Loans as A Revolving Credit Loans, B Revolving Credit Loans or C Revolving Credit Loans and the designation of Letter of Credit Obligations as A Letter of Credit Obligations, B Letter of Credit Obligations or C Letter of Credit Obligations), each of the Borrowers hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agents and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrower to accept joint and several liability for the Obligations. Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrower, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 2.13), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrower will make such payment with respect to, or perform, such Obligation. Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 2.13 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever.

          (b) The provisions of this Section 2.13 are made for the benefit of the Agents, the Lenders and their successors and assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agents, the Lenders or such successors or assigns first to marshall any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.13 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.

          (c) Each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agents or the Lenders with respect to any of the Obligations or any Collateral until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Agents or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor.

                                  ARTICLE III

                               LETTERS OF CREDIT

     SECTION 3.01.  Letter of Credit Guaranty.
                    -------------------------

          (a) In order to assist the Borrowers in establishing or opening documentary and standby letters of credit, which shall not have expiration dates that exceed 270 days in the case of documentary letters of credit and 365 days in the case of standby letters of credit (or such longer periods as may be approved by the Agents from the date of issuance (the "Letters of Credit"), with
                                                       -----------------
the L/C Issuer, the Borrowers have requested NationsBanc to join in the applications for such Letters of Credit, and/or guarantee payment or performance of such Letters of Credit and any drafts thereunder through the issuance of a Letter of Credit Guaranty, thereby lending NationsBanc's credit to that of the Borrowers, and NationsBanc hereby agrees to do so. These arrangements shall be coordinated by NationsBanc subject to the terms and conditions set forth below. NationsBanc shall not be required to be the issuer of any Letter of Credit. A Borrower will be the account party for each application for a Letter of Credit, which shall be substantially in the form of Exhibit E hereto or on a computer transmission system approved by NationsBanc and the L/C Issuer or such other written form or written transmission system as may from time to time be approved by the L/C Issuer and NationsBanc, and shall be duly completed in a manner reasonably acceptable to NationsBanc, together with such other certificates, agreements, documents and other papers and information as the L/C Issuer or NationsBanc may reasonably request (the "Letter of Credit Application"). In the
                                         ----------------------------
event of any conflict between the terms of the Letter of Credit Application and this Agreement, for purposes of this Agreement, the terms of this Agreement shall control.

          (b) The aggregate Letter of Credit Obligations shall not exceed the lowest of (i) the difference between (A) the Total Commitment and (B) the
---------
aggregate principal amount of Loans then outstanding, (ii) the difference between (A) the aggregate Borrowing Base for the Borrowers on a combined basis and (B) the aggregate principal amount of the Loans then outstanding and (iii) the L/C Subfacility. In addition (x) the A Letter of Credit Obligations shall not exceed the difference between (1) the then current Borrowing Base of Squire on an individual basis and (2) the aggregate principal amount of A Revolving Credit Loans, (y) the B Letter of Credit Obligations shall not exceed the difference between (1) the then current Borrowing Base of Miss Erika on an individual basis and (2) the aggregate principal amount of B Revolving Credit Loans and (z) the C Letter of Credit Obligations shall not exceed the difference between (1) the then current Borrowing Base of Jeri-Jo on an individual basis and (2) the aggregate principal amount of C Revolving Credit Loans, provided that (AA) no Borrower shall be permitted to obtain a Letter of Credit that results in such Borrower having an Overadvance Amount if and to the extent that, at such time, any other Borrower has positive availability, (BB) except as provided in clause (AA) above, the Overadvance Amount shall be allocated among the Borrowers by the Administrative Agent, as described in Section 2.01(b) hereof, and (CC) nothing contained herein shall prohibit a Borrower with positive Availability at any time from opening a Letter of Credit for the account of another Borrower that does not have positive Availability at such time. Not more than $45 million of such Letter of Credit Obligations shall be Letter of Credit Obligations with respect to standby Letters of Credit and not more than $130 million of such Letter of Credit Obligations shall be Letter of Credit Obligations with respect to documentary Letters of Credit (including $45 million of such Letters of Credit available to Jeri-Jo under its Borrowing Base, subject to all of the terms of this Agreement). In addition, the terms and conditions of all Letters of Credit and all changes or modifications thereof by the Borrowers and/or the L/C Issuer shall in all respects be subject to the prior approval of NationsBanc (or, in the case of Existing Letters of Credit and Indemnified Letters of Credit issued by The Chase Manhattan Bank or Marine Midland Bank, N.A., CIT) in the reasonable exercise of its sole and absolute discretion; provided, however, that (i) the expiry date of all Letters of Credit
            --------  -------
shall be no later than forty-five days prior to the Final Maturity Date unless, on or prior to forty-five days prior to the Final Maturity Date, either such Letters of Credit shall be cash collateralized in an amount equal to 105% of the face amount of such Letters of Credit or the Borrowers shall provide the Agents and the Lenders with an indemnification, in form and substance reasonably satisfactory to the Collateral Agent, from a commercial bank or other financial institution acceptable to the Collateral Agent for any Letter of Credit Obligations with respect to such Letters of Credit and (ii) the Letters of Credit and all documentation in connection therewith shall be in form and substance reasonably satisfactory to NationsBanc and the L/C Issuer. At the request of a Borrower, NationsBanc may, in its sole discretion, assist such Borrower in establishing or opening standby Letters of Credit that have expiry dates that will automatically be extended for an additional period or periods unless the L/C Issuer notifies the beneficiary that the then existing expiry date will not be extended ("Evergreen Letters of Credit"), provided that (x)
                            ---------------------------
NationsBanc shall have no obligation to assist any Borrower in establishing or opening any Evergreen Letter of Credit, (y) NationsBanc may at any time, in its sole discretion, instruct the L/C Issuer to notify the beneficiary of an Evergreen Letter of Credit that the expiry date of such Letter of Credit will not be automatically extended, if an Event of Default or Default has occurred and is continuing, and (z) all Evergreen Letters of Credit shall be subject to all of the terms and conditions contained in this Agreement applicable to Letters of Credit.

          (c) The Administrative Agent shall have the right, without notice to the Borrowers, to charge the relevant Loan Account with the amount of any and all indebtedness, liabilities and obligations of any kind (including indemnification for breakage costs, capital adequacy and reserve requirement charges) incurred by the Agents, NationsBanc, CIT or the Lenders under the Letter of Credit Guaranty or incurred by an L/C Issuer with respect to a Letter of Credit at the earlier of (i) payment by NationsBanc, CIT or the Lenders under the Letter of Credit Guaranty or (ii) the occurrence of an Event of Default.
Any amount charged to a Loan Account shall be deemed a Loan hereunder made by the Lenders to the relevant Borrower, funded by the Administrative Agent on behalf of the Lenders and subject to Section 2.05 of this Agreement. Any charges, fees, commissions, costs and expenses charged to NationsBanc or CIT for a Borrower's account by the L/C Issuer in connection with or arising out of Letters of Credit or transactions relating thereto will be charged to the relevant Loan Account in full when charged to or paid by NationsBanc or CIT and, when charged, shall be conclusive on such Borrower absent manifest error. Each of the Lenders and the Borrowers agrees that the Administrative Agent shall have the right to make such charges regardless of whether any Event of Default or

Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied.

          (d) The Borrowers unconditionally and jointly and severally indemnify each Agent, NationsBanc, CIT and each Lender and hold each Agent, NationsBanc, CIT and each Lender harmless from any and all loss, claim or liability incurred by any Agent, NationsBanc, CIT or any Lender arising from any transactions or occurrences relating to Letters of Credit, any drafts or acceptances thereunder, the Collateral relating thereto, and all Obligations in respect thereof, including any such loss or claim due to any action taken by the L/C Issuer, other than for any such loss, claim or liability arising out of the gross negligence or willful misconduct of the Agents, NationsBanc, CIT or any Lender as determined by a final judgment of a court of competent jurisdiction. The Borrowers further agree to jointly and severally hold the Agents, NationsBanc, CIT and each Lender harmless from any errors or omission, negligence or misconduct by the L/C Issuer. The Borrowers' unconditional, joint and several obligations to the Agents, NationsBanc, CIT and each Lender with respect to the Letters of Credit hereunder shall not be modified or diminished for any reason or in any manner whatsoever, other than as a result of the Agents', NationsBanc's, CIT's or such Lender's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. The Borrowers agree that any charges incurred by NationsBanc, CIT or the L/C Issuer for a Borrower's account hereunder may be charged to the relevant Loan Account.

          (e) None of the Agents, NationsBanc, CIT, the Lenders and the L/C Issuer shall be responsible for the existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents; any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in the documents; the validity, sufficiency or genuineness of any documents or of any endorsements thereof even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; the time, place, manner or order in which shipment is made; partial or incomplete shipments, or failure or omission to ship any or all of the goods referred to in the Letters of Credit or documents; any deviation from instructions, delay, default, or fraud by the shipper and/or anyone else in connection with the Collateral or the shipping thereof; or any breach of contract between the shipper or vendors and the Borrowers. Furthermore, without limiting any of the foregoing, none of the Agents, NationsBanc, CIT and the Lenders shall be responsible for any act or omission with respect to or in connection with any goods covered by any Letter of Credit except in the case of the Agents', NationsBanc's, CIT's or the Lenders' gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (f) The Borrowers jointly and severally agree that any action taken by any Agent, NationsBanc, CIT or any Lender, if taken in good faith, or any action taken by the L/C Issuer, under or in connection with the Letters of Credit, the drafts or acceptances, the guarantees or the Collateral, shall be binding on the Borrowers and shall not put the Agents, NationsBanc, CIT or the Lenders in any resulting liability to the Borrowers except in the case of the Agents', NationsBanc's, CIT's or the Lenders' gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. In furtherance of the foregoing, NationsBanc and CIT shall have the full right and authority to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute any and all steamship or airways guaranties (and applications therefore), indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances, all in NationsBanc's or CIT's sole name, and the L/C Issuer shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from NationsBanc or CIT, all without any notice to or any consent from the Borrowers. NationsBanc and CIT, as applicable, shall use reasonable efforts to consult with the Borrowers before taking any action pursuant to this Section 3.01(f).

          (g) Without NationsBanc's or CIT's, as applicable, express consent, the Borrowers jointly and severally agree: (i) not to execute any and all applications for steamship or airway guaranties, indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; or to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the Letter of Credit Applications, Letters of Credit, drafts or acceptances; and (ii) after the occurrence of an Event of Default which is not cured within any applicable grace period, if any, or waived, not to (A) clear and resolve any questions of non-compliance of documents, or (B) give any instructions as to acceptances or rejection of any documents or goods.

          (h) The Borrowers jointly and severally agree that any necessary and material import, export or other license or certificate for the import or handling of Inventory will have been promptly procured; all foreign and domestic material governmental laws and regulations in regard to the shipment and importation of Inventory or the financing thereof will have been promptly and fully complied with, in each case, where the failure to obtain such certificate or license or the failure to comply with such laws would have a Material Adverse Effect; and any certificates in that regard that NationsBanc or CIT, as applicable, may at any time reasonably request will be promptly furnished. In this connection, the Borrowers warrant and represent that all shipments made under any Letters of Credit are in accordance with the laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations except where the failure to be in compliance with such laws and regulations would not have a Material Adverse Effect. As between the Borrowers, on the one hand, and the Agents, NationsBanc, CIT, the Lenders and the L/C Issuer, on the other hand, the Borrowers jointly and severally assume all risk, liability and responsibility for, and agree to pay and discharge, all present and future local, state, federal or foreign taxes, duties, or levies in respect of the shipment and importation of Inventory. As between the Borrowers, on the one hand, and the Agents, NationsBanc, CIT, the Lenders and the L/C Issuer, on the other hand, any embargo, restriction, laws, customs or regulations of any country, state, city, or other political subdivision, where such Inventory is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely the Borrowers' joint and several risk, liability and responsibility.

          (i) Upon any payments made to the L/C Issuer under the Letter of Credit Guaranty, NationsBanc, CIT, the Agents or the Lenders, as the case may be, shall, without prejudice to its rights under this Agreement (including that such unreimbursed amounts shall constitute Loans hereunder), acquire by subrogation, any rights, remedies, duties or obligations granted or undertaken by the Borrowers in favor of the L/C Issuer in any application for Letters of Credit, any standing agreement relating to Letters of Credit or otherwise, all of which shall be deemed to have been granted to NationsBanc, CIT, the Agents and the Lenders and apply in all respects to NationsBanc, CIT, the Agents and the Lenders and shall be in addition to any rights, remedies, duties or obligations contained herein.

     SECTION 3.02.  Participations.
                    --------------

          (a) Purchase of Participations.  Immediately upon issuance by the L/C
              --------------------------
Issuer of any Letter of Credit pursuant to this Agreement , each Lender (other than, in the case of Letters of Credit issued after the Effective Date, NationsBanc and, in the case of the Existing Letters of Credit and Indemnified Letters of Credit, NationsBanc or CIT, as appropriate) shall be deemed to have irrevocably and unconditionally purchased and received from NationsBanc (or, in the case of Existing Letters of Credit and Indemnified Letters of Credit issued by The Chase Manhattan Bank or Marine Midland Bank, N.A., CIT), without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Pro Rata Share, in all obligations of NationsBanc (and, in the case of the Existing Letters of Credit and Indemnified Letters of Credit issued by The Chase Manhattan Bank or Marine Midland Bank, N.A., CIT) in such Letter of Credit (including, without limitation, all Reimbursement Obligations of the Borrowers with respect thereto pursuant to the Letter of Credit Guaranty or otherwise).

          (b) Sharing of Payments.  In the event that NationsBanc (or, in the
              -------------------
case of Existing Letters of Credit and Indemnified Letters of Credit issued by The Chase Manhattan Bank or Marine Midland Bank, N.A., CIT) makes any payment in respect of the Letter of Credit Guaranty and the Borrowers shall not have repaid such amount to the Administrative Agent for the account of NationsBanc (or, in the case of Existing Letters of Credit and Indemnified Letters of Credit issued by The Chase Manhattan Bank or Marine Midland Bank, N.A., CIT), the Administrative Agent shall charge the relevant Loan Account in the amount of the Reimbursement Obligation, in accordance with Sections 3.01(c) and 4.02.

          (c) Obligations Irrevocable.  The obligations of a Lender to make
              -----------------------
payments to the Administrative Agent for the account of the Agents, NationsBanc, CIT or the L/C Issuer with respect to a Letter of Credit shall be irrevocable, without any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

              (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

              (ii) the existence of any claim, setoff, defense or other right which a Borrower may have at any time against a beneficiary named in such Letter of

     Credit or any transferee of such Letter of Credit (or any Person for whom any such transferee may be acting), the Agents, L/C Issuer, any Lender, or any other Person, whether in connection with this Agreement, such Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Borrower or any other party and the beneficiary named in such Letter of Credit);

               (iii) any draft, certificate or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

               (v) any failure by NationsBanc, CIT or the Administrative Agent to provide any notices required pursuant to this Agreement relating to such Letter of Credit ;

               (vi) any payment by the L/C Issuer under any of the Letters of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit; or

               (vii)  the occurrence of any Default or Event of Default.

     SECTION 3.03.  Letters of Credit.
                    -----------------

          (a) Request for Issuance.  A Borrower may from time to time, upon
              --------------------
notice not later than 12:00 noon, New York City time, at least three Business Days in advance, request NationsBanc to assist such Borrower in establishing or opening a Letter of Credit by delivering to NationsBanc, with a copy to the Administrative Agent and the L/C Issuer, a Letter of Credit Application, together with any necessary related documents. NationsBanc shall not provide support, pursuant to the Letter of Credit Guaranty, if NationsBanc and the Administrative Agent shall have received written notice from the Required Lenders on the Business Day immediately preceding the proposed issuance date for such Letter of Credit that one or more of the conditions precedent in Section
5.02 will not have been satisfied on such date, and neither NationsBanc nor the Administrative Agent shall otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 5.02 have been satisfied.

          (b) Letters of Credit Fees.  (i)  The Borrowers shall jointly and
              ----------------------
severally pay to the Administrative Agent for the account of the Lenders in accordance with such Lender's Pro Rata Share a nonrefundable fee for each documentary Letter of Credit issued hereunder, which fee shall be payable monthly in arrears on the first day of each month and shall be equal to the product of (A) the Applicable L/C Percentage and (B) the average daily outstanding stated amount of such documentary Letter of Credit during the prior month. In addition, the Borrowers shall jointly and severally pay to the Administrative Agent for the account of the Lenders, in accordance with the Lenders' Pro Rata Shares
(x) for each standby Letter of Credit issued hereunder, a nonrefundable fee equal to 1.0% per annum of the outstanding stated amount of such standby Letter of Credit, payable quarterly in advance commencing on the date such standby Letter of Credit is issued and on the first day of each calendar quarter thereafter and (y) for any amendment to an existing standby Letter of Credit that increases the stated amount of such standby Letter of Credit, a nonrefundable fee equal to 1.0% per annum of the increase in the outstanding stated amount of such standby Letter of Credit for the period from the date of such increase to the last day of such calendar quarter, payable on the date of such increase.

               (ii)    L/C Issuer Charges.  The Borrowers shall pay to
                       ------------------
NationsBanc (or, in the case of Existing Letters of Credit and Indemnified Letters of Credit issued by The Chase Manhattan Bank or Marine Midland Bank, N.A., CIT) the standard charges assessed by the L/C Issuer in connection with the issuance, administration, amendment, payment or cancellation of Letters of Credit and the Letter of Credit Guaranty.

               (iii)   Charges to Loan Account.  The Borrowers hereby authorize
                       -----------------------
the Administrative Agent to, and the Administrative Agent may, from time to time, charge the relevant Loan Account pursuant to Sections 3.01(c) and 4.02 of this Agreement with the amount of any Letter of Credit fees or charges due under this Section 3.03.

          (c) Existing Letters of Credit; Letter of Credit Indemnity.  Schedule
              ------------------------------------------------------
3.03(c) hereto contains a description of all letters of credit outstanding on the Effective Date pursuant to the Existing Financing Agreement. Each such letter of credit, including any extension or renewal thereof (each, as amended from time to time in accordance with the terms thereof and hereof, an "Existing
                                                                       --------
Letter of Credit") shall constitute a "Letter of Credit" issued for the account
----------------
of Squire or Miss Erika, as the case may be, for all purposes of this Agreement, including, without limitation, calculations of Availability, the Overadvance Amount, the Borrowing Base, Letter of Credit fees, Letter of Credit Obligations and Reimbursement Obligations, outstanding on the Effective Date. Schedule A to each of the Letter of Credit Indemnity Letters contains a description of all letters of credit issued by The Chase Manhattan Bank or Marine Midland Bank, N.A., as the case may be, for the account of a Seller which are outstanding as of the Effective Date, for which the Administrative Agent has agreed to indemnify The Chase Manhattan Bank or Marine Midland Bank, N.A., as appropriate. Each such letter of credit, including any extension or renewal thereof (each, as amended from time to time in accordance with the terms of the Letter of Credit Indemnity Letters, the "Indemnified Letters of Credit"), shall constitute a
                        -----------------------------
"documentary Letter of Credit" issued for the account of Jeri-Jo for all purposes of this Agreement, including without limitation, calculations of Availability, the Overadvance Amount, the Borrowing Base, Letter of Credit fees, Letter of Credit Obligations and Reimbursement Obligations, outstanding on the Effective Date.

                                  ARTICLE IV

                     FEES, PAYMENTS AND OTHER COMPENSATION
                     -------------------------------------

     SECTION 4.01.  Audit and Collateral Monitoring Fees.  The Borrowers
                    ------------------------------------
acknowledge that the Agents may upon reasonable notice to the Company conduct audits and/or field examinations of the Borrowers and the Guarantors at any time and from time to time during normal business hours in a manner so as to not unduly disrupt the business of the Borrowers and the Guarantors, provided that
(i) such notice shall not be required if an Event of Default has occurred and is continuing and (ii) in the absence of a continuing Event of Default, the Agents may conduct no more than two audits and/or field examinations of the Borrowers and Guarantors in any year, provided further that the Agents may conduct an additional audit and/or field examination in the event that the average outstanding Loans for any calendar month are greater than $40 million. The Borrowers jointly and severally agree to pay $600 per day per examiner plus the examiner's out-of-pocket costs and reasonable expenses incurred in connection with all such visits, inspections, audits and examinations.

     SECTION 4.02.  Payments; Computations and Statements.  (a) The Borrowers
                    -------------------------------------
will make each payment under the Notes not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Administrative Agent at the Payment Office. All payments received by the Administrative Agent after 12:00 noon (New York City time) on any Business Day will be credited to the relevant Loan Account on the next succeeding Business Day. All payments shall be made by the Borrowers without defense, set-off or counterclaim to the Administrative Agent and the Lenders. Except as provided in Section 2.05, after receipt, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders and like funds relating to the payment of any other amount payable to any Lender to such Lender in each case to be applied in accordance with the terms of this Agreement, provided that the Administrative Agent will cause to be distributed all interest and fees received from or for the account of each Borrower not less than once each month and in any event promptly after receipt thereof. The Lenders and the Borrowers hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account of a Borrower with any amount due and payable by such Borrower under any Loan Document to which such Borrower is a party. Each of the Lenders and the Borrowers agree that the Administrative Agent shall have the right to make such charges whether or not any Event of Default or Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied. Any amount charged to the Loan Account of a Borrower shall be deemed a Loan hereunder made by the Lenders to such Borrower, funded by the Administrative Agent on behalf of the Lenders and subject to Section 2.05 of this Agreement. The Lenders and the Borrowers confirm that any charges which the Administrative Agent may so make to the Loan Account of a Borrower as herein provided will be made as an accommodation to such Borrower and solely at the Administrative Agent's discretion. It is expressly understood and agreed by the Borrowers that the Administrative Agent and the Lenders shall have no responsibility to inquire into the correctness of the apportionment, allocation or disposition of Loans or Letters of Credit made to the Borrowers or any fees, costs or expenses for which the

Borrowers are jointly and severally obligated under this Agreement. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Administrative Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable. Each determination by the Administrative Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

          (b) The Administrative Agent shall provide each Borrower, promptly after the end of each calendar month, a summary statement (in the form from time to time used by the Administrative Agent) of the opening and closing daily balances in the Loan Account of such Borrower during such month, the amounts and dates on all Loans made to such Borrower during such month, the amounts and dates of all payments on account of the Loans to such Borrower during such month and the Loans to which such payments were applied, the amount of interest accrued on the Loans to such Borrower during such month, any Letters of Credit issued by the L/C Issuer for the account of such Borrower during such month, specifying the face amount thereof, the amount of charges to such Loan Account and/or Loans made to such Borrower during such month to reimburse the Lenders for drawings made under Letters of Credit, and the amount and nature of any charges to such Loan Account made during such month on account of fees, commissions, expenses and other Obligations. All entries on any such statement shall, 30 days after the same is sent, be presumed to be correct and shall constitute presumptive evidence of the information contained in such statement and shall be final and conclusive absent manifest error.

     SECTION 4.03.  Sharing of Payments, Etc.  Except as provided in Section
                    ------------------------
2.05 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any
                                          --------  -------
portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered). The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 4.03 may, to the fullest extent permitted by law, exercise all its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

          SECTION 4.04.  Apportionment of Payments.  (a)  Subject to Sections
                         -------------------------
2.05 and 12.01 hereof, all payments of principal and interest in respect of outstanding Loans, all payments in respect of the Reimbursement Obligations, all payments of fees (other than the fees set forth in the Fee Letter, fees with respect to Letters of Credit provided for in Section 3.03(b)(ii) and the audit and collateral monitoring fee provided for in Section 4.01) and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans or Letter of Credit Obligations, as designated by the Person making payment when the payment is made.

          (b) After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement (i) first, to pay
                                                                   -----
the Obligations in respect of any fees, expense reimbursements or indemnities then due to any Agent or the L/C Issuer; (ii) second, to pay the Obligations in
                                              ------
respect of any fees and indemnities then due to the Lenders; (iii) third,
                                                                   -----
ratably to pay interest due in respect of the Loans and Reimbursement Obligations; (iv) fourth, ratably to pay or prepay principal of the Loans and
                  ------
Letter of Credit Obligations (or, to the extent such Obligations are contingent, to prepay or provide cash collateral in respect of such Obligations); and (v) fifth, to the ratable payment of all other Obligations then due and payable.
-----

          SECTION 4.05.  Increased Costs and Reduced Return.
                         ----------------------------------

          (a) If any Lender or the L/C Issuer shall have determined that the adoption or implementation of, or any change in, any law, rule, treaty or regulation, or any policy, guideline or directive of, or any change in the interpretation or administration thereof by, any court, central bank or other administrative or Governmental Authority, or compliance by the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer with any directive of or guideline from any central bank or other Governmental Authority or the introduction of or change in any accounting principles applicable to the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer (in each case, whether or not having the force of law), shall (i) change the basis of taxation of payments to the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer of any amounts payable hereunder (except for taxes on the overall net income of the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Loan, Letter of Credit or against assets of or held by, or deposits with or for the account of, or credit extended by, the L/C Issuer or any Lender, or any Person controlling any such Lender or the L/C Issuer or (iii) impose on the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer any other condition regarding this Agreement or any Loan or Letter of Credit, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to the L/C Issuer or any Lender of making any Loan, issuing, guaranteeing or participating in any Letter of Credit, or agreeing to make any Loan or issue, guaranty or participate in any Letter of Credit, or to reduce any amount received or receivable by the L/C Issuer or any Lender hereunder, then, upon demand by the L/C Issuer or such Lender, the Borrowers shall pay to the L/C Issuer or such Lender such additional amounts as will compensate the L/C Issuer or such Lender for such increased costs or reductions in amount.

          (b) If any Lender or the L/C Issuer shall have determined that any Capital Guideline or adoption or implementation of, or any change in, any Capital Guideline by the Governmental Authority charged with the interpretation or administration thereof, or compliance by the L/C Issuer, any Lender or any Person controlling such L/C Issuer or any Lender with any Capital Guideline or with any request or directive of any such Governmental Authority with respect to any Capital Guideline, or the implementation of, or any change in, any applicable accounting principles (in each case, whether or not having the force of law), either (i) affects or would affect the amount of capital required or expected to be maintained by the L/C Issuer, any Lender or any Person controlling such L/C Issuer or any Lender, and the L/C Issuer or any Lender determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made or maintained, Letters of Credit issued or any guaranty or participation with respect thereto, or the L/C Issuer's, any Lender's or any such other controlling Person's other obligations hereunder, or
(ii) has or would have the effect of reducing the rate of return on the L/C Issuer's, any Lender's, any such other controlling Person's capital to a level below that which such L/C Issuer, such Lender or such controlling Person could have achieved but for such circumstances as a consequence of any Loans made or maintained, Letters of Credit issued, or any guaranty or participation with respect thereto or any agreement to make Loans, to issue Letters of Credit or such L/C Issuer's, such Lender's, such other controlling Person's other obligations hereunder (in each case, taking into consideration such L/C Issuer's, such Lender's or such other controlling Person's policies with respect to capital adequacy), then, upon demand by the L/C Issuer or any Lender, the Borrowers shall pay to the L/C Issuer or such Lender from time to time such additional amounts as will compensate the L/C Issuer or such Lender for such cost of maintaining such increased capital or such reduction in the rate of return on such L/C Issuer's, such Lender's or such other controlling Person's capital.

          (c) All amounts payable under this Section 4.05 shall bear interest from the date that is ten days after the date of demand by the L/C Issuer or a Lender until payment in full to the L/C Issuer or such Lender at the Base Rate. A certificate of the L/C Issuer or any Lender claiming compensation under this
Section 4.05 specifying the event herein above described and the nature of such event shall be submitted by the L/C Issuer or such Lender to a Borrower, setting forth the additional amount due and an explanation of the calculation thereof, the L/C Issuer's or such Lender's reasons for invoking the provisions of this
Section 4.05, and shall be final and conclusive absent manifest error.

                                   ARTICLE V

                 CONDITIONS OF EFFECTIVENESS, LETTER OF CREDIT
                             ISSUANCE AND LENDING

          SECTION 5.01.  Conditions Precedent to Effectiveness.  This Agreement
                         -------------------------------------
shall become effective as of the Business Day (the "Effective Date") when each
                                                    --------------
of the following conditions precedent shall have been satisfied:

               (a) Payment of Fees, Etc.  The Borrowers shall have paid on or
                   ---------------------
before the date of this Agreement, all fees, costs, expenses and taxes then payable by the Borrowers pursuant to Sections 2.08(b) and 12.05 hereof.

               (b) Representations and Warranties; No Event of Default.  The
                   ---------------------------------------------------
representations and warranties contained in Section 6.01 of this Agreement and in each other Loan Document and certificate or other writing delivered to the Agents, the Lenders or the L/C Issuer pursuant hereto on or prior to the Effective Date shall be correct on and as of the Effective Date as though made on and as of such date (other than those which expressly speak only as of a different date); and no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement becoming effective in accordance with its terms.

               (c) Legality.  The making of the initial Loans or the issuance
                   --------
of the initial Letter of Credit shall not contravene any law, rule or regulation applicable to the Lenders or the L/C Issuer.

               (d) Delivery of Documents.  The Agents shall have received on or
                   ---------------------
before the Effective Date the following, each in form and substance reasonably satisfactory to the Agents and, unless indicated otherwise, dated the Effective
Date:

                   (i) a Note payable to the order of each Lender, duly executed by each Borrower;

                   (ii) a Guaranty, duly executed by each Borrower and Norty's Inc.;

                   (iii)    a Security Agreement, duly executed by Jeri-Jo;

                   (iv) a Pledge Agreement, duly executed by Jeri-Jo, together with all inter-company promissory notes of Jeri-Jo, and original stock certificates representing certain shares of common stock of the companies listed in Schedule 5.01(d)(iv) hereto, in each case accompanied by undated stock powers executed in blank or other instruments of transfer;

                    (v) appropriate financing statements on Form UCC-1, duly executed by Jeri-Jo for filing in such office or offices as may be necessary or, in the reasonable opinion of the Agents, desirable to perfect the security interests purported to be created by the Security Agreements;

                    (vi) certified copies of requests for copies of information on Form UCC-11, listing all effective financing statements which name as debtor any Borrower or Guarantor or the Sellers and which are filed in the offices referred to in paragraph (v) above, together with copies of such financing statements, none of which, except as otherwise agreed to in writing by the Agents, shall cover any of the Collateral;

                    (vii) a copy of the resolutions adopted by the Board of Directors of each Borrower and Guarantor, certified as of the Effective Date by authorized officers thereof, authorizing (A) the borrowings hereunder and the transactions contemplated by the Loan Documents and the Factoring Agreements to which such Borrower or Guarantor is or will be a party, and (B) the execution, delivery and performance by each Borrower and Guarantor of each Loan Document and Factoring Agreement and the execution and delivery of the other documents to be delivered by each Borrower and Guarantor in connection herewith;

                    (viii) a certificate of an authorized officer of each Borrower and Guarantor, certifying the names and true signatures of the officers of such Borrower or Guarantor authorized to sign each Loan Document and Factoring Agreement to which such Borrower or Guarantor is or will be a party and the other documents to be executed and delivered by such Borrower or Guarantor in connection herewith, together with evidence of the incumbency of such authorized officers;

                    (ix) a certificate dated as of a recent date of the appropriate official(s) of the states of incorporation and each state of foreign qualification of each Borrower and Guarantor, certifying as to the subsistence in good standing of, and the payment of taxes by, such Borrower or Guarantor in such states and listing all charter documents of such Borrower and Guarantor on file with such official(s);

                    (x) a copy of the charter of each Borrower and Guarantor certified by the appropriate official(s) of the state of organization of such Borrower or Guarantor and as of the Effective Date by an authorized officer of the Borrower or Guarantor;

                    (xi) a copy of the by-laws of each Borrower and Guarantor, certified as of the Effective Date by an authorized officer of such Borrower or Guarantor;

                    (xii) an opinion of Haythe & Curley, New York counsel to the Borrowers and Guarantors, substantially in the form of Exhibit F hereto, and as to such other matters as the Agents may reasonably request;

                    (xiii) an opinion of Jamieson, Moore, Peskin & Spicer, New Jersey counsel to the Borrowers and the Guarantors, substantially in the form of Exhibit G hereto, and as to such other matters as the Agents may reasonably request;

                    (xiv) a certificate of the chief executive officer or the chief financial officer of the Company and each Borrower, certifying as to the matters set forth in subsection (b) of this Section 5.01;

                    (xv) a copy of the Financial Statements and the pro forma and projected financial statements described in Section 6.01(h) hereof together with a certificate of the chief executive officer or chief financial officer of the Company and each Borrower setting forth (i) all existing Indebtedness of the Company and each Borrower not reflected on the Financial Statements, including guarantees, pending or, to the best of the Company's and each Borrower's knowledge, threatened litigation and other contingent liabilities of the Borrowers and Guarantors (in the case of such contingent liabilities, only if required to be reported in a Financial Statement by GAAP), and (ii) all dividends declared or paid since the date of such financial statements and all inter-company payments made or obligations incurred to Affiliates outside the ordinary course of the Borrowers' businesses since the date of such Financial Statements, in any case by or of the Company or any Borrower;

                    (xvi) a breakdown of Inventory by Borrower and by location in the form specified in Section 7.01(a)(v)(A) hereof certified by the chief financial officer of each Borrower;

                    (xvii) the Assignment Agreement duly executed by the Borrowers and the Factor, in form and substance satisfactory to the Agents;

                    (xviii) copy, certified by the chief executive officer or the chief financial officer of each Borrower of the executed Factoring Agreement to which it is a party and all related documents;

                    (xix) copies of the insurance policies and certificates of insurance evidencing such insurance on the property of the Jeri-Jo as is required by Section 7.01(h) hereof naming the Collateral Agent as additional insured and loss payee, using a long form loss payee endorsement, for all insurance maintained by the Borrowers and the Guarantors;
                    (xx) a certificate of an authorized officer of each Borrower and Guarantor certifying the names and true signatures of those officers of each Borrower and Guarantor that are authorized to provide Notices of Borrowings, Letter of Credit Applications and all other notices under this Agreement and the Loan Documents;

                    (xxi) (A) a landlord waiver For the premises of Jeri-Jo located at 80 Carter Drive, Edison, New Jersey, in form and substance reasonably satisfactory to the Agents;

                    (xxii) a Borrowing Base Certificate calculated on a consolidated basis and on an individual basis for each Borrower current as of June 16, 1998 and calculated on a pro forma basis giving effect to the Jeri-Jo Purchase, the issuance of the Company Notes and the transactions contemplated by this Agreement;

                    (xxiii) a copy of (A) each Jeri-Jo Purchase Document, including any Update Notice (as defined in the Jeri-Jo Purchase Agreement) certified as a true and correct copy thereof by the chief executive officer of the Company, and if there is no Update Notice, a certificate of the chief executive officer of the Company to that effect, (B) each financial statement delivered to Jeri-Jo pursuant to the Jeri-Jo Purchase Agreement and (C) the lease regarding the property located at 80 Carter Drive, Edison, New Jersey;

                    (xxiv) a copy of each Offering Document certified as a true and correct copy thereof by the chief executive officer, president or chief financial officer of the Company;

                    (xxv) a copy of the most recent annual report (Form 5500 Series) for each Employee Plan, including Schedule B attached thereto;

                    (xxvi) the Jeri-Jo Termination Agreements and the Letter of Credit Indemnity Letters duly executed by The Chase Manhattan Bank and Marine Midland Bank, N.A., as appropriate, together with UCC termination statements and other documentation evidencing the termination by The Chase Manhattan Bank and Marine Midland Bank, N.A. of their Liens in and to the properties and assets of the Sellers;

                    (xxvii) the Jeri-Jo Subordination Agreement, duly executed by the Collateral Agent and the Sellers;

                    (xxviii) the Jeri-Jo Subordinate Pledge Agreement, duly executed by the Company and the Sellers;

                    (xxix) a strategic business plan for the Borrowers in the form and substance reasonably satisfactory to the Agents, which may consist of the Company's Offering Memorandum in respect of the Offering together with the financial statements described in Section 6.01(h) (iii) hereof;

                    (xxx) evidence satisfactory to the Agents that Jeri-Jo has established the Post Office Box; and

                    (xxxi) such other agreements, instruments, approvals, opinions and other documents as the Agents may reasonably request.

               (e)  Proceedings; Receipt of Documents.  All proceedings in
                    ---------------------------------
connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be satisfactory to the Agents and their special counsel, and the Agents and such special counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Agents or such special counsel may reasonably request.

               (f)  Material Adverse Effect.  The Lenders shall have determined,
                    -----------------------
in their sole judgment, that (i) no Material Adverse Effect shall have occurred after January 31, 1998 with respect to (i) any Borrower on an individual basis or the Company and its Consolidated Subsidiaries (including Jeri-Jo) taken as a whole, and (ii) no Material Adverse Effect shall have occurred after January 31, 1998 with respect to the business, properties, operations or condition (financial or otherwise) of the Sellers and their Subsidiaries taken as a whole, or with respect to the Jeri-Jo Assets;

               (g)  Consummation of the Jeri-Jo Purchase.  All terms and
                    ------------------------------------
provisions of the Jeri-Jo Purchase Documents shall be in form and substance reasonably satisfactory to the Agents and shall not be amended without the consent of the Agents. The Agents shall be reasonably satisfied with the nature of and the amount and type of assets and liabilities being acquired and/or assumed in the Jeri-Jo Purchase. The Jeri-Jo Purchase, including all of the terms and conditions thereof, shall have been duly authorized by the board of directors and (if required by applicable law) the shareholders of the parties to the Jeri-Jo Agreement and all Jeri-Jo Purchase Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect in all respects as if made on and as of the Effective Date. The representations and warranties set forth in the Jeri-Jo Purchase Documents shall be true and correct in all material respects as if made on and as of the Effective Date. Each of the conditions precedent to the obligations of each of the parties to the Jeri-Jo Purchase Documents to consummate the Jeri-Jo Purchase as set forth in the Jeri-Jo Purchase Documents shall have been satisfied or waived with the consent of the Agents and the Jeri-Jo Purchase shall have been consummated in accordance with all applicable law and the Jeri-Jo Purchase Documents. The consideration paid in the Jeri-Jo Purchase, excluding the Jeri-Jo Earn-Out Payment, shall not exceed $55,000,000 and the assumption of liabilities set forth in the Jeri-Jo Purchase Documents.

               (h)  Name Change.  The Agents shall have received evidence
                    -----------
to them that JJ Acquisition Corp. has changed its name to Jeri-Jo Knitwear, Inc. and that Sellers have changed their names to other than Jeri-Jo Knitwear Inc. and Jamie Scott, Inc. respectively.

               (i)  Availability.  After giving effect to all Loans outstanding
                    ------------
on the Effective Date (including all Loans made on the Effective Date) and all Letters of Credit outstanding on the Effective Date (including all Letters of Credit issued on the Effective Date), the Availability, calculated on a combined basis for the Borrowers, shall not be less than $18,000,000 and all other liabilities of the Borrowers shall be current and the Borrowers shall deliver to the Administrative Agent a certificate of the chief financial officer of the Company certifying that (i) the Availability, calculated on a combined basis for the Borrowers is not less than $18,000,000 and containing the calculation thereof and (ii) all other liabilities of the Borrowers are current, together with such evidence that the Agents may reasonably require.

               (j)  Consummation of the Offering.  On or prior to the Effective
                    ----------------------------
Date, the Company shall have received gross cash proceeds of at least $125,000,000 from the issuance of the Company Notes pursuant to the Offering and shall use a portion of such proceeds to repay in full the term loan outstanding pursuant to the Existing Financing Agreement. The terms and conditions of the Offering Documents shall be in form and substance reasonably satisfactory to the Agents. The Offering, including all of the terms and conditions thereof, shall have been duly authorized by the boards of directors of the Company and the Borrowers and all Offering Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect in all respects on the Effective Date. All conditions precedent to the consummation of the Offering and the issuance of the Company Notes as set forth in the Offering Documents shall have been satisfied, and not waived unless consented to by the Agents, to the reasonable satisfaction of the Agents. The Offering and the issuance of the Company Notes shall have been consummated, in accordance with all applicable law and the terms and conditions of the Offering Documents.

          SECTION 5.02.  Conditions Precedent to Loans and Letters of Credit.
                         ---------------------------------------------------
As a condition precedent to the Administrative Agent or any Lender making any Loan (including the initial Loans on the Effective Date), or the Agents assisting the Borrowers in establishing, or opening any Letter of Credit (including the initial Letters of Credit on the Effective Date), each of the following conditions precedent shall be fulfilled in a manner satisfactory to the Administrative Agent;

               (a)  Payment of Fees, Etc.  The Borrowers shall have paid all
                    ---------------------
fees, costs, expenses and taxes then payable by the Borrowers pursuant to Sections 2.08 and 12.05 hereof.

               (b)  Representations and Warranties; No Event of Default.  The
                    ---------------------------------------------------
following statements shall be true, and the submission by a Borrower to the Administrative Agent of a Notice of Borrowing with respect to a Loan and a Borrower's acceptance of the proceeds of such Loan, or the submission by a Borrower of a Letter of Credit Application with respect to a Letter of Credit and the issuance of such Letter of Credit shall be deemed to be a representation and warranty by such Borrower on the date of such Loan and the date of the issuance of such Letter of Credit that (i) the representations and warranties contained in Section 6.01 of this Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders pursuant hereto on or prior to the date of such Loan or Letter of Credit are correct on and as of such date as though made on and as of such date (other than those representations and warranties which expressly speak only as of a different date); and (ii) no Event of Default or Default has occurred and is continuing or would result from the making of the Loan to be made on such date or the issuance of the Letter of Credit to be issued on such date.

               (c)  Legality.  The making of such Loan or the issuance of such
                    --------
Letter of Credit shall not contravene any law, rule or regulation applicable to the Agents, the Lenders or the L/C Issuer, as the case may be.

               (d)  Notices.  Except in the case of a borrowing of a Loan
                    -------
pursuant to Sections 3.01(c), the Administrative Agent shall have received (i) a Notice of Borrowing pursuant to Section 2.03 hereof no later than 12:00 noon (New York City time) (A) on the date of the proposed borrowing with respect to a Base Rate Loan and (B) three Business Days prior to the date of the proposed borrowing in the case of a Eurodollar Loan and (ii) a Letter of Credit Application pursuant to Section 3.03 hereof not later than 12:00 noon (New York City time) three Business Days prior to the proposed date of issuance of a Letter of Credit.

               (e)  Delivery of Documents.  The Administrative Agent shall have
                    ---------------------
received such other reasonably available information, approvals and documents, each in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent may reasonably request.

               (f)  Proceedings.  All proceedings in connection with the making
                    -----------
of such Loan or the issuance of such Letter of Credit and the other transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory to the Administrative Agent and its special counsel.

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

          SECTION 6.01.  Representations and Warranties.  The Company and each
                         ------------------------------
Borrower represents and warrants as follows:

               (a)  Organization, Good Standing, Etc.  Each Loan Party (i) is a
                    ---------------------------------
corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite corporate power and authority to conduct its business as now conducted and as presently contemplated and to make the borrowings hereunder (in the case of the Borrowers) and to consummate the transactions contemplated by the Documents to which it is a party, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary (except, prior to July 31, 1998, in the case of Jeri-Jo with respect to New Jersey and New York), except in the case of clause (iii) where the failure to qualify and be in good standing would not have a Material Adverse Effect.

               (b)  Authorization, Etc.  The execution, delivery and
                    -------------------
performance by each Loan Party of each Document to which it is a party, (i) have been duly authorized by all necessary corporate action, (ii) do not contravene the charter, by-laws or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not result in or require the creation of any Lien, (other than pursuant to any such Loan Document) upon or with respect to any of its properties, and (iv) do not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

               (c)  Governmental Approvals.  No authorization or approval or
                    ----------------------
other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by each Loan Party of any Document to which it is or will be a party.

               (d)  Enforceability of Loan Documents.  This Agreement is, and
                    --------------------------------
each other Document to which each Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally, the enforcement of creditors' rights and remedies and by general principles of equity.

               (e)  Inventory Locations; Places of Business; Chief Executive
                    --------------------------------------------------------
Office. There is no location at which any Borrower has any Inventory (except for Inventory in transit) other than (i) those locations listed on Part A of
Schedule 6.01(e) hereto and (ii) any other locations in the continental United States permitted pursuant to the terms of Section 7.01(n) hereof. Part B of
Schedule 6.01(e) hereto contains a true, correct and complete list, as of the Effective Date, of the legal names and addresses of each warehouse at which Inventory of any Borrower is stored. None of the receipts received by a Borrower from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person's assigns. Part C of Schedule 6.01(e) sets forth a complete and accurate list as of the date hereof of (A) each place of business of each Loan Party and (B) the chief executive office of each Loan Party. Part D of
Schedule 6.01(e) sets forth a complete and accurate description and list as of the date hereof of the location, by state and street address, of all real property owned and leased by the Company and its Subsidiaries.

               (f)  Subsidiaries.  Schedule 6.01(f) hereto is a complete and
                    ------------
correct description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of each Subsidiary of the Company in existence on the date hereof. All shares of such stock owned by the Company or one or more of its Subsidiaries, as indicated in such Schedule, are owned free and clear of all Liens other than (i) Liens created by the Loan Documents and (ii) in the case of the Capital Stock of Miss Erika and Jeri-Jo, Permitted Liens.

               (g)  Litigation.  Except (i) as set forth on Schedule 6.01(g)
                    ----------
hereto and (ii) for all pending or, to the best of the Loan Parties' knowledge, threatened actions, suits or proceedings affecting the Company or any of its Subsidiaries before any court or other Governmental Authority or any arbitrator seeking money damages in an aggregate amount for all such actions, suits or proceedings of not more than $500,000 in excess of any applicable insurance or bond coverage and, in the case of clause (ii), which actions, suits or proceedings were not pending or, to the best of the Loan Parties' knowledge threatened on the Effective Date, there is no pending or, to the best of the Loan Parties' knowledge, threatened action, suit or proceeding affecting the Company or any of its Subsidiaries before any court or other Governmental Authority or any arbitrator. There is no pending or, to the best of the Loan Parties' knowledge, threatened action, suit or proceeding affecting the Company or any of its

Subsidiaries before any court or other Governmental Authority or any arbitrator which may have a Material Adverse Effect.

          (h) Financial Condition.  (i)  The Financial Statements, copies of
              -------------------
which have been delivered to the Lenders, fairly present in all material respects the financial condition of the Company and its Subsidiaries and the Seller, as the case may be, as at the respective dates thereof and the results of operations of the Company and its Subsidiaries and the Seller, as the case may be, for the fiscal periods ended on such respective dates, all in accordance with GAAP, and since January 31, 1998 there has been no Material Adverse Effect.

              (ii) The pro forma consolidated and consolidating balance sheets of the Company as at January 31, 1998 after giving effect to the Jeri-Jo Purchase and related financings, certified by the chief financial officer of the Company, copies of which have been furnished to the Lenders, were believed at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by the Company, and have been based on assumptions believed by the Company to be reasonable at the time made and upon the best information then reasonably available to the Company.

              (iii) The Company has heretofore furnished to the Agents and the Lenders projected balance sheets, income statements and statements of cash flow prepared on a monthly basis for the period from June 1998 to October 1998 and prepared on an annual basis for the Fiscal Years ending in 1999, 2000, 2001, 2002, and 2003 and such projections were believed at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by the Company, and have been based on assumptions believed by the Company to be reasonable at the time made and upon the best information then reasonably available to the Company.

          (i) Compliance with Law, Etc.  Neither the Company nor any other Loan
              -------------------------
Party is in violation of its charter or by-laws, any material law or any term of any agreement or instrument binding on or otherwise affecting it or any of its properties, except, in the case of any violation of any agreement or instrument, where such violation would not have a Material Adverse Effect.

          (j) ERISA.  Schedule 6.01(j) hereto sets forth each Employee Plan and
              -----
Multiemployer Plan. Except as set forth on Schedule 6.01(j) hereto, (i) each Employee Plan is in substantial compliance with the applicable provisions of ERISA and the Internal Revenue Code, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Agents, is complete and correct in all material respects and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status, (iv) no Employee Plan had an accumulated or waived funding deficiency or permitted decreases or has applied for an extension of any amortization period within the meaning of Section 412 of the Internal Revenue Code at any time during the previous 60 months, and (v) no Lien imposed under the Internal Revenue Code or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the Internal Revenue Code at any time during the previous 60 months, except as described in clauses
(ii) and (iii) of paragraph 6.01(k) hereof. Except as set forth on Schedule 6.01(j) hereto, neither the Company nor any other Loan Party nor any of their respective ERISA Affiliates have incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, and neither the Company nor any other Loan Party is aware of any facts indicating that the Company or any other Loan Party or any of their respective ERISA Affiliates may in the future incur any such withdrawal liability. Except as required by Section 4980B of the Internal Revenue Code, and except as set forth on Schedule 6.01(j) hereto, neither the Company nor any other Loan Party nor any of their respective ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Company or any other Loan Party or any of their respective ERISA Affiliates or coverage after a participant's termination of employment. Neither the Company nor any other Loan Party nor any of their respective ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN")
                                                                         ----
or similar state law, which remains unpaid or unsatisfied.

          (k)  Taxes, Etc.  All Federal, state and local tax returns and other
               -----------
reports required by applicable law to be filed by the Company and each Loan Party have been filed, and, except as set forth on Schedule 6.01(k) hereto, all taxes, assessments and other governmental charges imposed upon the Company or any other Loan Party or any property of the Company or such other Loan Party and which have become due and payable on or prior to the date hereof have been paid, except (i) to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof, and (ii) for taxes, assessments or other charges in an amount of not more than $200,000 in the aggregate and the Liens, if any, securing such amounts.

          (l)  Regulation U.  Neither the Company nor any other Loan Party is or
               ------------
will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          (m)  Nature of Business.  Neither the Company nor any other Loan Party
               ------------------
is engaged in any business other than the apparel business, excluding manufacturing but not excluding contracting for manufacture or the manufacture of samples.

          (n)  Adverse Agreements, Etc.  Neither the Company nor any other Loan
               ------------------------
Party nor any of their respective Subsidiaries is a party to any agreement or instrument, or subject to any charter or other corporate restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority or regulatory body, which has or, to the best knowledge of the Company and the other Loan Parties, in the future is reasonably likely to result in, a Material Adverse Effect.

          (o)  Holding Company and Investment Company Acts.  Neither the Company
               -------------------------------------------
nor any other Loan Party is (i)a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

          (p)  Permits, Etc.  Each Loan Party has all permits, licenses,
               -------------
authorizations and approvals required for them lawfully to own and operate their business except where the failure to have such would not have a Material Adverse Effect.

          (q)  Title to Properties.  Each Loan Party has good and marketable
               -------------------
title to all of their properties and assets, free and clear of all Liens, and other types of preferential arrangements except for Permitted Liens.

          (r)  Full Disclosure.  No Loan Document or schedule or exhibit thereto
               ---------------
and no certificate, report, statement or other document or information furnished in writing by or on behalf of the Loan Parties to the Lenders in connection herewith or with the consummation of the transactions contemplated hereby, contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained herein or therein not misleading in any material respect. There is no fact reasonably likely to result in a Material Adverse Effect which has not been set forth in a footnote included in the Financial Statements or a Schedule hereto.

          (s)  Operating Lease Obligations.  As of the date hereof, the Company
               ---------------------------
and the other Loan Parties do not have any obligations as lessee for the payment of rent for any real or personal property other than the Operating Lease Obligations set forth in Schedule 6.01(s) hereto.

          (t)  Environmental Matters.  (i) The operations of the Loan Parties
               ---------------------
are in compliance with all Environmental Laws except where the failure to be in compliance would not have a Material Adverse Effect; (ii) there has been no Release at any of the properties owned or operated by any Loan Party or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any predecessor in interest except, in each case, where the Release would not have a Material Adverse Effect; (iii) no Environmental Actions have been asserted against any Loan Party or any predecessor in interest nor does any Loan Party have knowledge or notice of any threatened or pending Environmental Action against any Loan Party or any predecessor in interest which will have a Material Adverse Effect; and (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any Loan Party or any predecessor in interest which will result in a Material Adverse Effect.

          (u)  Schedules.  All of the information which is required to be
               ---------
scheduled to this Agreement on the date hereof is set forth on the Schedules attached hereto, is correct and accurate in all material respects and does not omit to state any information material thereto.

          (v)  Insurance.  The Loan Parties keep their properties adequately
               ---------
insured and maintain (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by them, and (iv) such other insurance as may be required by law.

          (w)  Use of Proceeds.  The proceeds of the Loans shall be used to
               ---------------
refinance existing Indebtedness of the Company and its Subsidiaries, to finance the Jeri-Jo Purchase, for general working capital purposes and to make intercompany loans and advances permitted by Sections 7.02(b) and 7.02(f) hereof. The Letters of Credit will be used to finance the purchase by the Borrowers of Inventory and for other general working capital purposes.

          (x)  Security Interests.  The Security Documents create in favor of
               ------------------
the Collateral Agent, for the benefit of the Lenders, a legal, valid and (upon the filing of UCC-1 financing statements described in Section 5.01(d)(v), the recording of the Assignment For Security (Trademarks) referred to in the Jeri-Jo Security Agreement in the United States Patent and Trademark Office, the recording of the Assignment For Security (Copyrights) referred to the Jeri-Jo Security Agreement in the United States Registrar of Copyrights, and the delivery to the Collateral Agent of the Pledged Collateral (as defined in the Jeri-Jo Pledge Agreement)) perfected first priority (except as permitted by
Section 7.02(a) hereof) security interest in the Collateral.

          (y)  Tradenames.  Schedule 6.01(y) hereto sets forth a complete and
               ----------
accurate list as of the Effective Date of all tradenames used by the Company and its Subsidiaries.

          (z)  Solvency.  After giving effect to the transactions contemplated
               --------
or required to occur by the terms of this Agreement, the Jeri-Jo Purchase Documents and the Offering Documents, each Loan Party is, individually and together with its Subsidiaries, Solvent.

          (aa) Material Contracts.  Set forth on Schedule 6.01(aa) hereto is a
               ------------------
complete and accurate list as of the Effective Date of all Material Contracts of the Company and its Subsidiaries, showing the parties thereto and amendments and modifications thereto. As of the date hereof, each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the best of such Loan Party's knowledge, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) there exists no default under any Material Contract by any Loan Party thereto or, to the Loan Parties' knowledge, any other party thereto which default gives the non-defaulting party the right to terminate such Material Contract.

          (bb) Representations and Warranties in Documents.  All representations
               -------------------------------------------
and warranties set forth in the Documents are true and correct in all material respects at the time as of which such representations were made and on the Effective Date.

          (cc) The Offering.  The Offering, including the issuance of the
               ------------
Company Notes by the Company, has been effected in accordance with the terms of the Offering Documents and applicable law. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all Governmental Authorities required in order to consummate the Offering shall have been obtained, given, filed or taken and shall be in full force and effect. At the time of consummation of the Offering, there does not exist any judgment, order or injunction prohibiting or imposing any material adverse condition upon the consummation of the Offering. All actions taken by the Company or any of its Subsidiaries pursuant to or in furtherance of the Offering have been taken in compliance in all material respects with the respective Offering Documents and all applicable law.

          (dd) Offering Documents.  (i)  The Loan Parties are not in default on
               ------------------
any of their obligations under any Offering Document, (ii) all representations and warranties made by the Loan Parties in the Offering Documents and in the certificates delivered in connection therewith are true and correct in all material respects as of the date hereof, (iii) all written information (other than pro forma information and projections as to which Section 6.01(h)(ii) and
(iii) above shall be applicable), with respect to the Loan Parties and the Offering, furnished to the Agents by the Loan Parties or on behalf of the Loan Parties, were, at the time the same were so furnished, complete and correct in all material respects, or have been subsequently supplemented by other written information, to the extent necessary to give the Agents and the Lenders a true and accurate knowledge of the subject matter of each of them in relation to the Loan Parties and the Offering, in all material respects, and (iv) no representation, warranty or statement made by the Loan Parties at the time they were made in any Offering Document, or any agreement, certificate, statement or document required to be delivered pursuant to any Offering Document contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained in such Offering Document not misleading in light of the circumstances in which they were made. The obligations of the Loan Parties pursuant to the Offering Documents are unsecured obligations.

          (ee) The Jeri-Jo Purchase.  The Jeri-Jo Purchase has been effected in
               --------------------
accordance with the terms of the Jeri-Jo Purchase Documents and all applicable law. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all Governmental Authorities required in order to consummate the Jeri-Jo Purchase shall have been obtained, given, filed or taken and shall be in full force and effect. At the time of consummation of the Jeri-Jo Purchase, there does not exist any judgment, order or injunction prohibiting or imposing any material adverse condition upon the consummation of the Jeri-Jo Purchase.

          (ff) Miss Erika Acquisition Documents and Jeri-Jo Purchase Documents.
               ---------------------------------------------------------------
(i) The Loan Parties are not in default on any of their obligations under any Miss Erika Acquisition Document or any Jeri-Jo Purchase Document, and, to the best knowledge of the Loan

Parties, neither Old ME Corp., any Seller nor any other party to any Miss Erika Acquisition Document or any Jeri-Jo Purchase Document, as the case may be, is in default thereunder, (ii) all representations and warranties made by the Loan Parties in the Jeri-Jo Purchase Documents and in the certificates delivered in connection therewith are true and correct in all material respects as of the date hereof and, to the best knowledge of the Loan Parties, all material representations and warranties made in the Jeri-Jo Purchase Documents by or on behalf of the Sellers, or any other party thereto other than the Loan Parties, is true and correct in all material respects as of the date hereof, (iii) all written information (other than pro forma information and projections as to which Section 6.01(h)(ii) and (iii) above shall be applicable), with respect to the Loan Parties and the Jeri-Jo Purchase, and, to the best knowledge of the Loan Parties, the business and Jeri-Jo Assets acquired in connection with the Jeri-Jo Purchase, furnished to the Agents by the Loan Parties or on behalf of the Loan Parties, were, at the time the same were so furnished, complete and correct in all material respects, or have been subsequently supplemented by other written information, to the extent necessary to give the Agents and the Lenders a true and accurate knowledge of the subject matter of each of them in relation to the Loan Parties, the Jeri-Jo Purchase, and the business and Jeri-Jo Assets acquired in connection with the Jeri-Jo Purchase, in all material respects, (iv) no representation, warranty or statement made by the Loan Parties or, to their best knowledge, the Sellers or any other party thereto other than the Loan Parties, at the time they were made in any Jeri-Jo Purchase Document, or any agreement, certificate, statement or document required to be delivered pursuant to any Jeri-Jo Purchase Document contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained in such Jeri-Jo Purchase Documents not misleading in light of the circumstances in which they were made, and (v) in connection with the Jeri-Jo Purchase, Jeri-Jo is acquiring the Jeri-Jo Assets, including, without limitation, the accounts receivable and inventory of each of the Sellers and, on the date hereof, after giving effect to the transactions contemplated by this Agreement, by the Jeri-Jo Purchase Agreement and by the other Jeri-Jo Purchase Documents and Loan Documents, Jeri-Jo will have good title to such Jeri-Jo Assets, including without limitation, the account receivables and inventory of the Sellers free and clear of all Liens other than the Liens created by the Loan Documents and other than Permitted Liens.

          (gg) Year 2000.  Any reprogramming required to permit the proper
               ---------
functioning, in and following the year 2000, of (A) the Borrowers' and the Guarantors' computer systems and (B) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrowers' and the Guarantors' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by July 1, 1999. The cost to the Borrowers and the Guarantors of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrowers and the Guarantors (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in an Event of Default or have a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentences of this Section 6.01(gg) as may be necessary, the computer and management information systems of the Borrowers and the Guarantors are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Borrowers and the Guarantors to conduct their business without a Material Adverse Effect."

                                  ARTICLE VII

                           COVENANTS OF THE BORROWER

          SECTION 7.01.  Affirmative Covenants.  So long as any principal of or
                         ---------------------
interest on the Loans or the Reimbursement Obligations or any other Letter of Credit Obligations (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, the Company and the Borrowers will unless the Required Lenders shall otherwise consent in writing:

          (a)  Reporting Requirements.  Furnish to the Lenders (except in the
               ----------------------
case of clause (v)(C) below, which shall be furnished to the Agents):

               (i) as soon as available and in any event within 50 days after the end of each Fiscal Quarter of the Company, consolidated and consolidating balance sheets and consolidated and consolidating statements of income and consolidated statements of retained earnings and cash flow of the Company and its Consolidated Subsidiaries, in each case as at the end of such Fiscal Quarter; and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding Fiscal Year (except in the case of Miss Erika until the 1999 Fiscal Year and except in the case of Jeri-Jo until the 2000 Fiscal Year), all in reasonable detail and certified by the chief financial officer of the Company as fairly presenting, in all material respects, the financial position of the Company and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the results of operations and changes in financial position of the Company and its Consolidated Subsidiaries for such Fiscal Quarter, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Lender, subject to year end adjustments and the absence of footnotes;

               (ii) as soon as available, and in any event within 105 days after the end of each Fiscal Year of the Company, consolidated and consolidating balance sheets and consolidated and consolidating statements of income and consolidated statements of retained earnings and cash flow of the Company and its Consolidated Subsidiaries, in each case as at the end of such Fiscal Year, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and with respect to the consolidated financial statements accompanied by a report and an unqualified opinion, prepared in accordance with generally accepted auditing standards, of Ernst & Young LLP or other independent certified public accountants of recognized standing selected by the Company and reasonably satisfactory to the Agents, together with a written statement of such accountants (1) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default under Sections 7.02(f)(vi), 7.02(h), 7.02(i)(iii) or 7.02(p) hereof and (2) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof;

               (iii) as soon as available and in any event within 30 days of the end of each Fiscal Month (for the June 1998 Fiscal Month for Jeri-Jo, only the period from the Effective Date to the end of such month), internally prepared consolidated balance sheets and consolidated statements of income for such Fiscal Month of the Company and its Consolidated Subsidiaries and balance sheets and statements of income prepared on a stand alone basis for the Company and its Subsidiaries for such Fiscal Month, in each case for the period from the beginning of such Fiscal Year to the end of such Fiscal Month all in reasonable detail and certified by the chief financial officer of the Company as fairly presenting, in all material respects, the financial position of the Company and its Consolidated Subsidiaries as of the end of such Fiscal Month and the results of operations of the Company and its Consolidated Subsidiaries for such Fiscal Month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Lenders, subject to quarterly and year end adjustments and the absence of footnotes;

               (iv) simultaneously with the delivery of the financial statements required by clauses (i), (ii) and (iii) of this Section 7.01(a), a certificate of the chief financial officer of the Company, stating (a) that such officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under such officer's supervision a review of the condition and operations of the Company and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Company and its Subsidiaries were in compliance with all of the provisions of such Loan Documents at the times such compliance is required by the Loan Documents, and that such review has not disclosed, and such officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or such Default existed, describing the nature and period of existence thereof and the action which the Company and its Subsidiaries propose to take or took with respect thereto and (b) a schedule showing the calculations specified in Section 7.02(p) of this Agreement if such financial covenants are applicable for such period;

               (v) (A) within 30 days after the end of each Fiscal Month, a schedule, in form and substance reasonably satisfactory to the Collateral Agent, current as of the close of business on the last day of such Fiscal Month, certified by the chief financial officer of each Borrower, containing a breakdown of each Borrower's Inventory by amount and valued at cost (which shall include dollar valuation by location) and warehouse and production facility location and shall include a breakdown of all Prior Season Inventory, appropriately completed with information reasonably satisfactory to the Collateral Agent, incorporating all appropriate month-end adjustments and current as of the close of business on the last day of such Fiscal Month immediately prior to such date, and (B) within 30 days after the end of each Fiscal Month, a Borrowing Base Certificate, in the form of Exhibit J hereto, current as of the close of business on the last day of such Fiscal Month setting forth the calculation of the Borrowing Base (utilizing the Accounts Receivable at the end of such Fiscal Month and the Inventory set forth in the report delivered pursuant to clause (A) above at such time including in-transit Inventory) and Availability for each Borrower on an individual and combined basis, and supported by schedules showing the derivation thereof and containing such detail and such other information as the Collateral Agent may reasonably request from time to time provided that
     (1) the Borrowing Base and the Availability set forth in the Borrowing Base Certificate shall be effective from and including the date such Borrowing Base Certificate is duly received by the Collateral Agent to but not including the date on which a subsequent Borrowing Base Certificate is duly received by the Collateral Agent, unless the Collateral Agent disputes the eligibility of any asset for inclusion in the calculation of the Borrowing Base or the valuation thereof by notice of such dispute to the appropriate Borrower and (2) in the event of any dispute about the eligibility of any asset for inclusion in the calculation of the Borrowing Base or the valuation thereof, the Collateral Agent's good faith judgment shall control;

               (vi) not later than fifteen days after the Effective Date and prior to the end of each Fiscal Year, financial projections (including projected income statements, balance sheets and schedules of cash receipts and cash disbursements, all projected on a monthly basis for the succeeding Fiscal Year and on an annual basis for each Fiscal Year thereafter until the Termination Anniversary Date and in each case prepared on a consolidated and stand alone basis), in form and substance reasonably satisfactory to the Agents; all such financial projections shall be reasonable, shall be prepared on a reasonable basis and in good faith, and shall be based on assumptions believed by the Company to be reasonable at the time made and from the best information then available to the Company;

               (vii) promptly upon their becoming available, a copy of (A) all consultants' reports, investment bankers' reports, accountants' management letters, business plans and similar documents, (B) all reports, financial statements or other information delivered by the Company or any other Loan Party to its shareholders generally, (C) all reports, proxy statements, financial statements and other information filed with the Securities and Exchange Commission or generally distributed by the Company or any other Loan Party to its creditors or the financial community in general, and (D) any audit or other reports submitted to the Company or any other Loan Party by independent accountants in connection with any annual, interim or special audit;

               (viii) promptly after submission to any Government Authority all documents and information furnished to such Government Authority in connection with any investigation of any Loan Party other than routine inquiries by such Governmental Authority and, except as requested by the Agents, other than in connection with tax audits by Governmental Authorities;

               (ix) as soon as possible, and in any event within five days after the occurrence of an Event of Default, Default or a Material Adverse Effect, the written statement of the chief executive officer or the chief financial officer of each Borrower, setting forth the details of such Event of Default, Default or Material Adverse Effect and the action which the Company and its Subsidiaries propose to take with respect thereto;

               (x) (A) as soon as possible and in any event (1) within 30 days after the Borrowers, the Guarantors or any of their respective ERISA Affiliates knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Employee Plan has occurred, (2) within 10 Business Days after the Borrowers, the Guarantors or any of their respective ERISA Affiliates knows or has reason to know that any other Termination Event with respect to any Employee Plan has occurred, or (3) within 10 Business Days after any of the Borrowers, any of the Guarantors or any of their respective ERISA Affiliates knows or has reason to know that an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Internal Revenue Code with respect to an Employee Plan, a statement of the chief financial officer of the Company setting forth the details of such occurrence and the action, if any, which the Borrowers, the Guarantors or any of their respective ERISA Affiliates proposes to take with respect thereto, (B) promptly and in any event within two Business Days after receipt thereof by the Borrowers, the Guarantors or any of their respective ERISA Affiliates from the Pension Benefit Guaranty Corporation, copies of the notice received by the Borrowers, the Guarantors or any of their respective ERISA Affiliates of the Pension Benefit Guaranty Corporation's intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within 10 Business Days after receipt thereof by the Borrowers, the Guarantors or any of their respective ERISA Affiliates from a sponsor of a Multiemployer Plan or from the Pension Benefit Guaranty Corporation, a copy of the notice received by the Borrowers, the Guarantors or any of their respective ERISA Affiliates concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (E) promptly and in any event within 10 Business Days after any of the Borrowers, any of the Guarantors or any of their respective ERISA Affiliates sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by the Borrowers, the Guarantors or any of their respective ERISA Affiliates;

               (xi) as soon as available and in any event within 5 days after receipt or delivery thereof, copies of any material notices or statements that any Loan Party receives or sends in connection with the Miss Erika Acquisition Documents, the Jeri-Jo Purchase Documents or the Indenture including, without limitation, each EBITDA Notice, EBITDA Statement, Dispute Notice, Accountants' Statement, Audited Statement, Determination and Final Earn-Out Notice (each as defined in the Miss Erika Acquisition Agreement and the Jeri-Jo Purchase Documents, as the case may be);

               (xii) promptly after the commencement thereof but in any event not later than five days after service of process with respect thereto on, or the obtaining of knowledge thereof by, the Company or any other Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which would have a Material Adverse Effect;

               (xiii) as soon as available, and in any event within 60 days of the Effective Date, a balance sheet of Jeri-Jo as of the Effective Date of the Jeri-Jo Purchase and the Offering, all in reasonable detail and certified by the chief financial officer of the Company as fairly presenting, in all material respects, the financial position of Jeri-Jo as of such date and prepared in accordance with GAAP (other than the absence of footnotes and adjustments but including a narrative description of any adjustments); and

               (xiv) promptly upon request, such other information concerning the condition or operations, financial or otherwise, of the Company or any other Loan Party that the Agents from time to time may reasonably request.

          (b)  Guaranties, Etc.  Cause each of their respective Subsidiaries not
               ----------------
existing on the Effective Date to execute and deliver to the Collateral Agent promptly, and in any event within 15 days after the formation or acquisition thereof (i) a guaranty, substantially in the form of Exhibit B-1 hereto, guaranteeing the Obligations, and (ii) a security agreement, substantially in the form of Exhibit C-2 hereto, securing such guaranty, and, in connection with each such delivery, cause to be delivered to the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent, a written opinion of counsel as to such matters relating thereto as the Collateral Agent may reasonably request, together with such other agreements, instruments, approvals or other documents as the Collateral Agent may reasonably request. In addition, within 15 days after the formation or acquisition of any Subsidiary not existing on the Effective Date, the parent of such Subsidiary shall pledge all of the Capital Stock of such Subsidiary to the Collateral Agent pursuant to the terms of the Pledge Agreement to which such parent is a party.

          (c)  Compliance with Laws, Etc.  Comply, and cause each of their
               --------------------------
respective Subsidiaries to comply, with all applicable material laws, rules, regulations and orders (including, without limitation, ERISA and Environmental
Laws), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and
(ii) paying all lawful claims arising under such laws which if unpaid might become a Lien upon any of its properties, except (A) to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof and (B) taxes, assessments or other claims in an amount of not more than $200,000 in the aggregate and the Liens, if any, securing such amounts.

          (d)  Preservation of Existence, Etc.  Except for Norty's, Inc.,
               -------------------------------
maintain and preserve, and cause each of their Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by them or in which the transaction of their business makes such qualification necessary, except where the failure to preserve its rights and privileges and to qualify and be in good standing would not have a Material Adverse Effect. In the case of Jeri-Jo, become duly qualified and in good standing in New York and New Jersey on or prior to July 31, 1998.

          (e)  Keeping of Records and Books of Account.  Keep, and cause each of
               ---------------------------------------
their Subsidiaries to keep, adequate records and books of account, with complete entries made in accordance with GAAP.

          (f)  Inspection Rights.  Permit, and cause each of their Subsidiaries
               -----------------
to permit, the Agents, or any agents or representatives thereof at any time and from time to time upon reasonable notice to the Company, during normal business hours to examine and make copies of and abstracts from their records and books of account, to visit and inspect their properties, to conduct audits, physical counts, valuations or examinations and to discuss their affairs, finances and accounts with any of the directors, officers, managerial employees, independent accountants or other representatives thereof, provided that (i) the foregoing shall be in a manner so as to not unduly disrupt the business of the Borrowers and (ii) such notice shall not be required if an Event of Default has occurred and is continuing.

          (g)  Maintenance of Properties, Etc.  Except in respect of Norty's
               -------------------------------
Inc., maintain and preserve, and cause each of their Subsidiaries to maintain and preserve, all of their properties which are necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear and damage due to casualty excepted. Except where the failure to comply would not have a Material Adverse Effect, comply, and cause each of their Subsidiaries to comply, at all times with the provisions of all leases to which each of them is a party as lessee or under which each of them occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

          (h)  Maintenance of Insurance.  Maintain for the Company and its
               ------------------------
Subsidiaries, with responsible and reputable insurance companies or associations insurance (including, without limitation, comprehensive general liability and property and casualty insurance) with respect to their properties and business, in such amounts and covering such risks, as is required by any Governmental Authority or other regulatory body having jurisdiction with respect thereto and as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

          (i)  Environmental.  Cause each Loan Party to (i) keep any property
               -------------
either owned or operated by it free of any Liens arising under any Environmental Laws; (ii) comply with Environmental Laws except where the failure to comply would not have a Material Adverse Effect and provide to the Agents documentation of such compliance which the Agents reasonably request; (iii) promptly notify the Agents of any Release of a Hazardous Material in excess of any reportable quantity and take any Remedial Actions required by Governmental Authorities to abate said Release; and (iv) promptly provide the Agents with written notice within ten (10) days of the receipt of any Environmental Action or notice that an Environmental Action will be filed against either of the Borrowers.

          (j)  Further Assurances.  Shall, and shall cause each Subsidiary to,
               ------------------
do, execute, acknowledge and deliver, at the sole cost and expense of the Borrowers all such further acts, deeds, conveyances, mortgages, assignments, estoppel certificates, financing statements, notices of assignment, transfers and assurances as the Agents may reasonably require from time to time in order to (i) carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) subject to valid and perfected first priority Liens, all the Collateral, (iii) perfect and maintain the validity, effectiveness and priority of any of the Loan Documents and the Liens intended to be created thereby, and (iv) better assure, convey, grant, assign, transfer and confirm unto the Agents, the Lenders and the L/C Issuer the rights now or hereafter intended to be granted to the Agents, the Lenders and the L/C Issuer under this Agreement, any Loan Document or any other instrument under which the Borrowers, the Guarantors or any of their respective Subsidiaries may be or may hereafter become bound for carrying out the intention or facilitating the performance of the terms of the Agreement.

          (k)  Key Man Life Insurance.  Furnish to the Agents within sixty (60)
               ----------------------
days of the Effective Date a copy of key man life insurance policies on the life of Susan Schneider in the amount of $1,500,000, from a responsible and reputable life insurance company, together with a collateral assignment of such life insurance policy to the Collateral Agent for the benefit of the Lenders, duly executed by Jeri-Jo, and acknowledged by the home office of the insurance company. Maintain at all times such key man or other life insurance policies on the lives of Sanford Greenberg, Peter Boneparth Howard Zwilling and Susan Schneider or their successors for so long as such individuals or their successors are employed by the Company or any Borrower from a responsible and reputable life insurance company each in an amount of not less than $1,500,000, $3,000,000, $1,500,000 and $1,500,000, respectively, together with an assignment of such life insurance policies to the Collateral Agent for the benefit of the Lenders.

          (l)  Landlords Waivers; No-offset Letters.  Use their best efforts to
               ------------------------------------
furnish to the Collateral Agent within sixty (60) days of the Effective Date or the first date on which a Borrower maintains Inventory on leased premises, the location of a contractor, processor or supplier or a warehouse (i) landlord waivers in form and substance reasonably satisfactory to the Collateral Agent from each of the Borrowers' landlords (including, without limitation, for the premises of Miss Erika located at 333 North Street, Teterboro, New Jersey), (ii) no-offset letters in form and substance reasonably satisfactory to the Collateral Agent from each of the Borrowers' contractors, processors and suppliers that may from time to time have possession of the Inventory with a value in excess of $1 million, and (iii) warehouse letters in form and substance reasonably satisfactory to the Collateral Agent from the owner of each of the warehouses that may from time to time have possession of Inventory.

          (m)  Real Estate.  If at any time any Loan Party or any of its
               -----------
Subsidiaries acquires any fee interest in real property, such Loan Party shall promptly execute, deliver and record, or cause such Subsidiary to execute, deliver and record, a first priority mortgage and/or deed of trust in favor of the Collateral Agent covering such real property interest, in form and substance reasonably satisfactory to the Collateral Agent, and provide the Collateral Agent with a title insurance policy covering such real property interest in an amount reasonably acceptable to the Collateral Agent, a current ALTA survey thereof, a surveyor's certificate, a satisfactory legal description of such property and an opinion from special counsel to such Loan Party, each in form and substance reasonably satisfactory to the Collateral Agent and as to such matters as the Collateral Agent may reasonably request together with a report of title on forms of and issued by a title company reasonably satisfactory to the Collateral Agent ("Title Company"), subject to
                                                  -------------
such exceptions as are reasonably satisfactory to the Collateral Agent, and, to the extent necessary under applicable law, Uniform Commercial Code financing statements covering fixtures, in each case appropriately completed and duly executed, for filing in the appropriate county land office and evidence that such Loan Party shall have paid to the Title Company all expenses of the Title Company in connection with the issuance of such reports and in addition shall have paid to the Title Company an amount equal to the recording and stamp taxes (including mortgage recording taxes), if any, payable in connection with recording such mortgages in the appropriate county land offices, each in form and substance reasonably satisfactory to the Collateral Agent.

          (n)  Change in Collateral; Collateral Records.  Give the Collateral
               ----------------------------------------
Agent not less than thirty (30) days' prior written notice of any change in the location of any Collateral, other than to locations, that as of the date hereof are known to the Collateral Agent and at which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon, except for
(i) in-transit Inventory and (ii) new locations of Inventory in the possession of third-party contractors, processors or suppliers where the value of such Inventory does not exceed $100,000 for all such locations, provided that, in the case of clause (ii), the Borrower owning such Inventory (A) provides the Collateral Agent with prompt written notice of such new location, not more than five (5) Business Days after the first date on which Inventory is located at such new location, and (B) takes all action reasonably requested by the Collateral Agent to grant to the Collateral Agent a perfected first priority Lien on such Inventory. The Borrowers shall also advise the Collateral Agent promptly, in reasonable detail, of any material adverse change relating to the value of or the Lien granted on the Collateral. The Borrowers agree to execute and deliver to the Collateral Agent for the benefit of the Lenders from time to time, solely for the Collateral Agent's convenience in maintaining a record of Collateral, such written statements and schedules as the Collateral Agent may reasonably require, designating, identifying or describing the Collateral. The Borrowers' failure, however, to promptly give the Collateral Agent such statements or schedules shall not effect, diminish or modify or otherwise limit the Collateral Agent's security interest in the Collateral.

          (o)  Borrowing Base.  Maintain (i) all Loans and Letter of Credit
               --------------
Obligations of each Borrower in compliance with the then current Borrowing Base of each such Borrower on an individual basis and (ii) all Loans and Letter of Credit Obligations in compliance with the then current Borrowing Base on a combined basis.

          (p)  Intellectual Property Appraisals.  Furnish to the Lenders within
               --------------------------------
sixty (60) days of the Effective Date, appraisals, at the sole cost and expense of the Borrowers, reasonably satisfactory to the Agents, of all trademarks acquired by or otherwise transferred to

Jeri-Jo from the Sellers pursuant to the Jeri-Jo Purchase Documents, such appraisals to be performed by an appraisal firm acceptable to the Agents on an "orderly liquidation value" basis.

          (q)  Post Office Box.  In the case of Jeri-Jo, maintain the Post
               ---------------
Office Box and give the Administrative Agent at least thirty (30) days prior written notice of the change in location of such Post Office Box. Jeri-Jo shall irrevocably instruct all of its Account Debtors to remit all payments to be made by checks or other drafts to the Post Office Box. Until the Administrative Agent has advised Jeri-Jo to the contrary after the occurrence and during the continuance of an Event of Default, Jeri-Jo may and will enforce, collect and receive all amounts owing on its Account Receivable and all other proceeds from the sale of Inventory for the Administrative Agent's benefit and on the Agent's behalf, but at Jeri-Jo's expense; such privilege shall terminate, at the election of the Administrative Agent, upon the occurrence and during the continuance of any Event of Default. All checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness received in the Post Office Box or by Jeri-Jo from any Account Debtor, as proceeds from Accounts Receivable of Jeri-Jo and all other proceeds from the sale of Inventory, shall be held by Jeri-Jo in trust for the Administrative Agent. Jeri-Jo shall not commingle such collections with its own funds or the funds of any other Borrower, Subsidiary or Affiliate.

          (r)  Depository Account.  (i) Cause all cash, all proceeds from
               ------------------
Accounts Receivable of Jeri-Jo (whether received at the Post Office Box or otherwise) and all other proceeds from the sale of Inventory, to be deposited into the Depository Account in the ordinary course of business of Jeri-Jo consistent with past practice but in any event not less than once each Business Day, (ii) instruct the Administrative Agent to cause all funds in the Depository Account to be transferred to the Payment Office each Business Day, (iii) instruct the Administrative Agent to cause all funds transferred to the Payment Office to be credited to the Loan Account and applied to reduce the Obligations outstanding from time to time, and (iv) take all such reasonable actions as the Administrative Agent deems necessary or advisable to send all proceeds from Accounts Receivable of Jeri-Jo and all other proceeds from the sale of Inventory, to the Payment Office to be credited to the Loan Account and applied to the Obligations.

       SECTION 7.02.  Negative Covenants.  So long as any principal of or
                      ------------------
interest on the Loans or any Letter of Credit Obligations (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, the Company and the Borrowers will not without the prior written consent of the Required Lenders:

          (a)  Liens, Etc.  Create or suffer to exist, or permit any of their
               -----------
Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of their properties, rights or other assets, whether now owned or hereafter acquired, or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any right to receive income, other than the following ("Permitted Liens"):
            ---------------

               (i)  Liens created pursuant to the Loan Documents;

               (ii) Liens existing on the date hereof, as set forth in Schedule 7.02(a)(ii) hereto, and the renewal and replacement of such Liens, provided that any such renewal or replacement Lien shall be limited to the property or assets covered by the Lien renewed or replaced and the Indebtedness secured by any such renewal or replacement Lien shall be in an amount not greater than the amount of Indebtedness secured by the Lien renewed or replaced;

               (iii) Liens for taxes, assessments or governmental charges or levies to the extent that the payment thereof shall not be required by
     Section 7.01(c) hereof;

               (iv) Liens created by operation of law or leases (other than Liens created under Environmental Laws), such as landlords' liens, materialmen's liens, mechanics' liens and other similar Liens, arising in the ordinary course of business and securing claims the payment of which shall not be required by Section 7.01(c) hereof;

               (v) deposits, pledges or Liens (other than Liens arising under ERISA or the Internal Revenue Code) securing (A) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (B) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations, or (C) obligations on surety or appeal bonds, but only to the extent such deposits, pledges or Liens are incurred or otherwise arise in the ordinary course of business and secure obligations which are not past due;

               (vi) easements, rights-of-way, zoning and similar restrictions and other similar charges and encumbrances on the use of real property and minor irregularities in the title thereto which do not (A) secure obligations for the payment of money, or (B) materially impair the value of such property or materially impair the use thereof by the Borrowers, the Guarantors or any of their Subsidiaries in the normal conduct of such Person's business;

               (vii)   Liens created under the Factoring Agreements;

               (viii) purchase money liens on or purchase money security interests in equipment acquired or held in the ordinary course of business of the Borrowers, the Guarantors and their Subsidiaries securing Indebtedness not exceeding in any Fiscal Year of the Company the aggregate principal amount of $500,000 for the Borrowers, the Guarantors and their Subsidiaries;

               (ix) Liens securing Capitalized Leases permitted by Section 7.02(g);

               (x) Liens in favor of Old ME Corp. on the Capital Stock of Miss Erika securing the Miss Erika Earn Out Payment; and

               (xi) Liens in favor of the Sellers on the Capital Stock of Jeri-Jo securing the Jeri-Jo Earn Out Payment.

          (b)  Indebtedness.  Create, incur or suffer to exist, or permit any of
               ------------
their Subsidiaries to create, incur or suffer to exist, any Indebtedness, other than:

               (i) Indebtedness created hereunder or under the Notes or any Letter of Credit;

               (ii)    Indebtedness existing on the date hereof, as set forth in
     Schedule 7.02(b)(ii) hereto, and any extensions of maturity, refinancing or modification of the terms thereof, provided that such extension, refinancing or modification (A) is pursuant to terms that are not less favorable to the Borrowers or the Guarantors than the terms of the Indebtedness being extended, refinanced or modified, (B) after giving effect to the extension, refinancing or modification, such Indebtedness is not greater than the amount of the Indebtedness outstanding immediately prior to such extension, refinancing or modification, and (C) the extension, refinancing or modification does not change the Persons liable for such Indebtedness;

               (iii) intercompany Indebtedness permitted by Section 7.02(f)(iii) owing to a Borrower by any other Borrower, provided that (A) the repayment of such Indebtedness shall be subordinated to the payment of the Obligations, pursuant to the terms of and evidenced by one or more promissory notes, substantially in the form of Exhibits L-1, L-2 or L-3 hereto, as applicable, and (B) such notes shall be pledged to the Collateral Agent for the benefit of the Lenders;

               (iv)    Indebtedness permitted by subsection (c) of this Section
     7.02;

               (v) Indebtedness secured by Liens permitted by clause (viii) of subsection (a) of this Section 7.02;

               (vi)    Indebtedness under the Hedging Agreements;

               (vii)   Indebtedness under Capitalized Leases permitted by
     Section 7.02(g);

               (viii) to the extent that it constitutes Indebtedness, the obligation of Miss Erika and Jeri-Jo with respect to the Miss Erika Earn Out Payment and the Jeri-Jo Earn Out Payment, respectively;

               (ix) intercompany Indebtedness of the Company and Norty's Inc. permitted by Sections 7.02(f)(viii), (ix) and (xii) hereof;

               (x) Indebtedness evidenced by the Company Notes or the Indenture; and

               (xi) Indebtedness, in addition to the Indebtedness set forth in clauses (i) through (x) of this Section 7.02(b), in an aggregate principal amount not in excess of $1,000,000 at any time outstanding.

          (c)  Guaranties, Etc.  Assume, guarantee, indorse or otherwise become
               ----------------
directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss), in connection with any Indebtedness of any other Person, other than:

               (i) guaranties in favor of the Agents and the Lenders under the Loan Documents;

               (ii) guaranties by indorsement of negotiable instruments for deposit or collection in the ordinary course of business;

               (iii)   guaranties existing on the date hereof, as set forth in
     Schedule 7.02(c)(iii) hereto, but not any renewal or other modification thereof provided that, if the Indebtedness guaranteed by such guaranty is renewed, modified or extended pursuant to the terms of this Agreement, such guaranty may be renewed or modified on terms no less favorable to the Borrowers or the Guarantors than the guaranty being renewed or modified;

               (iv) advances incurred in the ordinary course of a Borrower's business, in an aggregate amount not to exceed (A) $2,000,000 at any time outstanding to domestic contractors, processors or agents and (B) $7,500,000 at any time outstanding between April 1 and October 31 of any year and $4,000,000 at any time outstanding between November 1 and March 31 of any year to Style International, Inc., provided that the amounts set forth in sub-clause (B) above may include (but not be increased by) an amount of up to $500,000 at any one time outstanding to foreign contractors, processors or agents other than Style International, Inc.;

               (v) guaranties by the Company of Miss Erika's and Jeri-Jo's obligations under the Miss Erika Acquisition Agreement and the Jeri-Jo Purchase Agreement and the Warehouse Lease (as defined in the Jeri-Jo Purchase Agreement), respectively;

               (vi) guaranties in favor of contractors, processors or agents of the Borrowers incurred in the ordinary course of a Borrower's business, in an aggregate amount not to exceed $1,000,000 at any time outstanding; and

               (vii) guaranties by the Borrowers and any present or future Subsidiaries of the Company, of the Company's obligations under the Company Notes.

               (d)  Merger, Consolidation, Sale of Assets, Etc.
                    -------------------------------------------

                    (i) Merge or consolidate with any Person, or permit any of their Subsidiaries to merge or consolidate with, any Person; provided, however,
                                                             --------  -------
that any Loan Party (other than the Borrowers) including any Subsidiary of a Loan Party formed or acquired after the Effective Date, may be merged into a Guarantor (other than the Borrowers) or another such Subsidiary, or may consolidate with another such Subsidiary, so long as (A) the Company gives the Administrative Agent at least 60 days' prior written notice of such merger or consolidation and (B) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transactions.

                    (ii) Sell, assign, lease or otherwise transfer or dispose of, or permit any of its Subsidiaries to sell, assign, lease or otherwise transfer or dispose of, whether in one transaction or in a series of related transactions, any of its properties, rights or other assets whether now owned or hereafter acquired to any Person, provided that (A) the Borrowers and their Subsidiaries may sell Inventory in the ordinary course of business, (B) the Company and its Subsidiaries may dispose of obsolete or worn-out property in the ordinary course of business, (C) the Loan Parties may sell or otherwise dispose of assets, other than Inventory, for fair market value, provided that the aggregate Net Proceeds of such dispositions do not exceed $100,000 in any Fiscal Year, (D) the Borrowers may sell Accounts Receivable to the Factor pursuant to the Factoring Agreements, (E) Squire may sell, assign or otherwise transfer the Capital Stock of Norty's, Inc. and Norty's, Inc. may sell, assign or otherwise transfer any or all of its properties, rights and assets, and (F) the Company and its Subsidiaries may enter into licensing agreements as a licensor.

          (e)  Nature of Business.  Engage in, or permit any of their
               ------------------
Subsidiaries to engage in, any business other than the apparel business, excluding manufacturing but not excluding contracting for manufacture or the manufacture of samples.

          (f)  Investments, Etc.  Make, or permit any of its Subsidiaries to
               -----------------
make, any loan or advance to any Person or purchase, hold or otherwise acquire, or permit any of its Subsidiaries to purchase, hold or otherwise acquire, any Capital Stock, other securities, properties, assets or obligations of, or any interest in, any Person, other than:

                    (i)   Permitted Investments;

                    (ii) investments in Subsidiaries existing on the date hereof, and other investments and loans existing on the date hereof, in each case existing on the date hereof as set forth in Schedule 7.02(f)(ii) hereto;

                    (iii) loans or advances made by a Borrower to any other Borrower, provided that (A) the repayment of all such loans and advances is subordinated to the payment of the Obligations pursuant to the terms of and evidenced by one or more promissory notes substantially in the form of Exhibits L-1, L-2 or L-3 hereto, as applicable, and (B) such notes shall be pledged to the Collateral Agent for the benefit of the Lenders;

               (iv) loans or advances to employees in the ordinary course in an aggregate amount not to exceed $100,000 at any time outstanding;

               (v) loans, advances and guaranties permitted by Sections 7.02(c)(iv) and (vi);

               (vi) investments in the Capital Stock of the Company permitted by Section 7.02(i)(iii);

               (vii)   the Jeri-Jo Purchase;

               (viii) loans or advances by any Borrower to the Company in the ordinary course of business for the purpose of (A) the payment of taxes due and owing by the Company, (B) paying principal, interest and expenses required to be paid pursuant to the terms of the Company Notes and the Indenture and/or to pay dividends on preferred equity issued by the Company that has a dividend not higher than the interest on the Company Notes and other terms no more restrictive for the Company and its Subsidiaries than the terms of the Indenture, provided that no Event of Default shall have occurred and be continuing, or would result therefrom, and (C) the purchase of Capital Stock of the Company permitted by Section 7.02(i)(iii);

               (ix) acquisitions by any Loan Party of Capital Stock or assets provided that each of the following conditions has been satisfied and the chief executive officer of the Company shall provide the Lenders with a certificate stating that each of the following conditions has been satisfied together with any additional information that the Agents may reasonably request (A) both before and after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing, (B) the consideration paid by any Loan Party in connection with such acquisition shall be limited to the Capital Stock of the Company and not more than $10 million of cash including all earnout or similar payments, provided that, the current Overadvance Amount limits (as such amounts are initially set forth in clause (i) of the definition of "Overadvance Amount" in Section 1.01 hereof) shall each be reduced on a dollar for dollar basis by the cash consideration paid by any Loan Party in connection with such acquisition, (C) the entity or assets acquired in such acquisition shall be in a line of business permitted by Section 7.02(e) hereof, (D) the entity or assets acquired shall not require financing in addition to that provided by this Agreement, (E) the independent directors of the Company's board of directors and, in the case of an acquisition of stock of a publicly traded company, the board of directors of the entity being acquired shall approve such acquisition, (F) the Company shall obtain and deliver to the Lenders a fairness opinion with respect to the acquisition from an independent investment banking firm reasonably acceptable to the Agents, and (G) in the case of the acquisition of stock, the new subsidiary shall comply with the provisions of Section 7.01(b) hereof and, in the case of the acquisition of stock or assets, the Loan Parties shall take all action reasonably requested by the Collateral Agent to grant to the Collateral Agent a perfected first priority Lien on all Capital Stock and assets acquired;

               (x) purchases of inventory and supplies by any Borrower in the ordinary course of business;

               (xi) loans or advances by Norty's to Squire; and

               (xi) other loans, advances or investments in an aggregate amount not to exceed $1,000,000.

          (g)  Lease Obligations.  Create, incur or suffer to exist, or permit
               -----------------
any of their Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) obligations under Capitalized Leases (other than the existing Capitalized Leases set forth on Schedule 7.02(g) hereto) which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Effective Date owing by the Loan Parties in any Fiscal Year to exceed the amounts set forth in subsection (h) of this Section 7.02, and (B) Operating Lease Obligations which would not cause the aggregate amount of all Operating Lease Obligations owing by the Loan Parties in any Fiscal Year to exceed $7,000,000 or such greater amount as shall be approved by the Required Lenders.

          (h)  Capital Expenditures.  Make or be committed to make, or permit
               --------------------
any of its Subsidiaries to make or be committed to make, any expenditure (by purchase or Capitalized Lease) for fixed or capital assets other than expenditures (including obligations under Capitalized Leases) which would not cause the aggregate amount of all such expenditures to exceed $2,000,000 for the period beginning on the Effective Date and ending on October 31, 1998, $5,000,000 for the Fiscal Year ending November 6, 1999, and $5,000,000 for each Fiscal Year thereafter.

          (i)  Dividends, Prepayments, Etc.  Declare or pay any dividends,
               ----------------------------
purchase or otherwise acquire for value any of its Capital Stock now or hereafter outstanding, return any capital to its stockholders as such, or make any other payment or distribution of assets to its stockholders as such, or purchase or otherwise acquire for value any stock of any Loan Party, or make any payment or prepayment of principal of, premium, if any, or interest on, or redeem, defease or otherwise retire, any Indebtedness of any Loan Party (other than Indebtedness under the Loan Documents) before its scheduled due date, or permit any of its Subsidiaries to do any of the foregoing; provided, however,
                                                           --------  -------
that so long as no Default or Event of Default shall have occurred and be continuing, or would result therefrom, (i) Miss Erika may make the Miss Erika Earn-Out Payment, (ii) Jeri-Jo may make the Jeri-Jo Earn Out Payment, provided however that any draw on the Letter of Credit which secures the Jeri-Jo Earn Out Payment shall not be prohibited by this Section, (iii) the Company may repurchase shares of its Capital Stock, provided, that the aggregate consideration paid for all such purchases does not exceed $1,000,000 in the aggregate, (iv) the Borrowers may pay dividends to the Company and the Company may pay dividends in amounts necessary to (A) make the repurchase of its shares of Capital Stock to the extent permitted by clause (iii) above, (B) to pay taxes due and owing by the Company, and (C) to pay interest and expenses required to be paid pursuant to the terms of the

Company Notes and the Indenture and/or to pay dividends on preferred equity issued by the Company that has a dividend not higher than the interest on the Company Notes and other terms no more restrictive for the Company and Subsidiaries than the terms of the Indenture,, (v) any Subsidiaries of the Borrowers may pay dividends to the Borrowers, (vi) the Company may pay dividends in the form of Capital Stock, and (vii) the Company or any Subsidiary may make any earnout payment payable in connection with an acquisition otherwise permitted by Section 7.02(f) (ix) hereof.

          (j)  Sale of Notes, Etc.  Except pursuant to the Factoring Agreements
               -------------------
and, in the absence of a continuing Event of Default, in the ordinary course of business, sell, discount or otherwise dispose of notes, Accounts Receivable or other obligations owing to a Loan Party or permit any of their Subsidiaries to do so.

          (k)  Compromise of Receivable; Other Obligations.
               -------------------------------------------

               (i) Compromise or adjust any of the Accounts Receivable (or extend the time for payment thereof) or grant any discounts, allowance or credits thereon or permit any of their Subsidiaries to do so, in each case other than (i) as permitted by the Factoring Agreements and (ii) in the absence of a continuing Event of Default, in the ordinary course of business.

               (ii) Forgive or compromise any principal of or interest on, or amend, modify or waive, if the effect of such amendment, modification or waiver is to forgive or compromise any principal of or interest on, the non-negotiable limited recourse promissory notes described on Schedule 7.02(k)(ii) hereto or release any security for such notes (except, in connection with a sale of such notes, as provided in such notes or the pledge agreements related thereto as such notes and pledge agreements existed on the Effective Date).

          (l)  Federal Reserve Regulations.  Permit any Loan or the proceeds of
               ---------------------------
any Loan under this Agreement to be used for any purpose which violates or is inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

          (m)  Transactions with Affiliates.  Enter into or be a party to, or
               ----------------------------
permit any Subsidiary to enter into or be a party to any transaction with any Affiliate of the Company except as otherwise expressly permitted in this Agreement or except in the ordinary course of business in a manner and to an extent necessary or desirable for the prudent operation of its business for fair consideration and on terms no less favorable to the Company or such Subsidiary as are available from unaffiliated third parties except for the employment, compensation or consulting arrangements described in Schedule 7.02(m) hereto and any renewals, extensions or modifications thereof on fair and reasonable terms necessary or desirable for the prudent operation of its business.

          (n)  Environmental.  The Loan Parties shall not allow the use,
               -------------
handling, generation, storage, treatment, release or disposal of Hazardous Materials at any property owned or leased by the Loan Parties except in compliance with Environmental Laws so long as such use, handling, generation, storage, treatment, release or disposal of Hazardous Materials does not result in a Material Adverse Effect.

          (o)  Factoring Agreements.  Cause any voluntary termination by a Loan
               --------------------
Party of any Factoring Agreement.

          (p)  Financial Covenants.
               -------------------

               (i)  Net Worth.  Permit Consolidated Net Worth of the Company and
                    ---------
     its Consolidated Subsidiaries at the end of each Fiscal Quarter to be less than the amount set forth below opposite each such Fiscal Quarter end:

          Fiscal                      Minimum
          Quarter End                 Net Worth
          -----------                 ---------
          August 1, 1998                 $38,800,000

          October 31, 1998               $42,900,000

     provided that, upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01(a)(vi) hereof for each Fiscal Year, the Company and the Agents shall negotiate in good faith to determine the Consolidated Net Worth for the Company and its Consolidated Subsidiaries as of the end of each Fiscal Quarter covered by such financial projections and, in the event that the Company and the Required Lenders are unable to agree upon the amounts of such Consolidated Net Worth on or before the date that is 30 days after the date that the Lenders have received such financial projections, the Consolidated Net Worth at the end of each Fiscal Quarter of the Fiscal Year covered by such financial projections shall not be less than the amount set forth for the last Fiscal Quarter end set forth above.

               (ii) Leverage Ratio.  Permit the ratio of Consolidated Total
                    --------------
     Liabilities to Consolidated Net Worth of the Company and its Consolidated Subsidiaries as of the end of each Fiscal Quarter to be greater than the amount set forth below opposite each such Fiscal Quarter end:

        Fiscal                      Maximum
        Quarter End                 Leverage Ratio
        -----------                 --------------
        August 1, 1998                 4.80 to 1.0

        October 31, 1998               4.0 to 1.0

     provided that, upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01(a)(vi) hereof for each Fiscal Year, the Company and the Agents shall negotiate in good faith to determine the ratio of Consolidated Total

     Liabilities to Consolidated Net Worth of the Company and its Consolidated Subsidiaries as of the end of each Fiscal Quarter covered by such financial projections and, in the event that the Company and the Required Lenders are unable to agree upon such ratio on or before the date that is 30 days after the date that the Lenders have received such projections, such ratio as of the end of each Fiscal Quarter of the Fiscal Year covered by such financial projections shall not be greater than the ratio set forth for the last Fiscal Quarter end set forth above.
                (iii)  Working Capital.  Permit Working Capital at the end of
                      ---------------
     each Fiscal Quarter to be less than the amount set forth below opposite each such Fiscal Quarter:

        Fiscal                      Minimum
        Quarter End                 Working Capital
        -----------                 ---------------
        August 1, 1998                 $95,000,000

        October 31, 1998               $100,000,000

     provided that, upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01(a)(vi) hereof for each Fiscal Year, the Company and the Agents shall negotiate in good faith to determine the minimum Working Capital as of the end of each Fiscal Quarter covered by such financial projections and, in the event that the Company and the Required Lenders are unable to agree upon the amounts of such Working Capital on or before the date that is 30 days after the date that the Lenders have received such projections, the Working Capital at the end of each Fiscal Quarter of the Fiscal Year covered by such financial projections shall not be less than the amount set forth for the last Fiscal Quarter end set forth above.

               (iv) Fixed Charge Coverage Ratio.  Permit the ratio of
                    ---------------------------
     Consolidated EBITDA of the Company and its Consolidated Subsidiaries to Consolidated Fixed Charges of the Company and its Consolidated Subsidiaries for each Fiscal Quarter to be less than the amount set forth below opposite each such Fiscal Quarter:

        Fiscal                      Minimum Fixed
        Quarter End                 Charge Coverage Ratio
        -----------                 ---------------------
        August 1, 1998                 .60 to 1.0

        October 31, 1998               1.30 to 1.0

     provided that, upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01(a)(vi) hereof for each Fiscal Year, the Company and the Agents shall negotiate in good faith to determine the ratio of Consolidated EBITDA of the Company and its Consolidated Subsidiaries to Consolidated Fixed Charges of the Company and its Consolidated Subsidiaries as of the end of each Fiscal Quarter covered by such financial projections and, in the event that the Company and the Required Lenders are unable to agree upon the amounts of such ratio on or before the date that is 30 days after the date that the Lenders have received such projections, such ratio for each Fiscal Quarter of the Fiscal Year covered by such financial projections shall not be less than the ratio set forth for the last Fiscal Quarter end set forth above.

               (v)  Cash Flow Ratio.  Permit the ratio of Consolidated EBIT of
                    ---------------
     the Company and its Consolidated Subsidiaries to Consolidated Net Interest Expense of the Company and its Consolidated Subsidiaries at the end of each Fiscal Quarter be less than the amount set forth below opposite each such Fiscal Quarter:

        Fiscal                      Minimum
        Quarter End                 Cash Flow Ratio
        -----------                 ---------------
        August 1, 1998                 .70 to 1.0

        October 31, 1998               2.0 to 1.0

     provided that, upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01(a)(vi) hereof for each Fiscal Year, the Company and the Agents shall negotiate in good faith to determine the ratio of Consolidated EBIT of the Company and its Consolidated Subsidiaries to Consolidated Net Interest Expense of the Company and its Consolidated Subsidiaries as of the end of each Fiscal Quarter covered by such financial projections and, in the event that the Company and the Required Lenders are unable to agree upon such ratio on or before the date that is 30 days after the date that the Lenders have received such projections, such ratio at the end of each Fiscal Quarter of the Fiscal Year covered by such financial projections shall not be less than the ratio set forth for the last Fiscal Quarter set forth above.

               (q)  Fiscal Periods.  Change the Fiscal Months, Fiscal Years and
                    --------------
Fiscal Quarters as set forth on Schedule 1.01B, except as otherwise agreed to in writing by the Agents.

               (r)  Amendment or Waiver of the Indenture and the Company Notes;
                    -----------------------------------------------------------
Prepayment of Company Notes.  (i)  Agree, or permit any of its Subsidiaries to
---------------------------
agree, to any amendment or other change to (or make any payment consistent with any amendment or other change to), or waive any of its rights under, the Indenture or the Company Notes or refinance any of the Company Notes, provided that the Company, the Borrowers or any of their Subsidiaries may agree to any amendment or other change (A) to cure any ambiguity, defect or inconsistency therein, or (B) to comply with the requirements of the Securities and Exchange Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act; or

               (ii) directly or indirectly, by deposit of monies or otherwise, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any payment on account of any principal of, premium or interest payable in connection with the prepayment, redemption, defeasance or retirement of any Company Notes, provided that any such prepayment, redemption, defeasance or retirement may be made with the Net Proceeds of any issuance, sale, assignment, transfer or other disposition by the Company or any of its Subsidiaries of any Capital Stock, debt securities or assets of the Company or any of its Subsidiaries so long as (A) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (B) both immediately before and after giving effect thereto the Loans and Letter of Credit Obligations do not exceed the Borrowing Base Before Overadvance Amount. Notwithstanding anything to the contrary contained in this Section 7.02(r)(ii) (x) payments of regularly scheduled interest may be made pursuant to the terms of the Company Notes and the Indenture and (y) the Company may use the Net Proceeds from the issuance of Capital Stock consisting of common Equity or preferred equity with a dividend not higher than the interest on the Company Notes and having other terms no more restrictive for the Company and its Subsidiaries than the terms of the Indenture to prepay, purchase, redeem, retire, defease or otherwise acquire Company Notes.

          (s)  Year 2000 Compatibility.  Each of the Borrowers and the
               -----------------------
Guarantors shall take all action necessary to assure that the Borrowers' and the Guarantors' computer-based systems are to operate and effectively process data including datafields requiring references to dates on and after January 1, 2000. At the request of the Agent, the Borrowers and the Guarantors shall provide to the Agent written assurances and other evidence acceptable to the Agent and the Lenders of the Borrowers' and the Guarantors' compliance with this Section 7.02(s).

                                 ARTICLE VIII

                     MANAGEMENT, COLLECTION AND STATUS OF
                   ACCOUNTS RECEIVABLE AND OTHER COLLATERAL

          SECTION 8.01.  Management of Collateral.  (a)  After the occurrence
                         ------------------------
and during the continuance of an Event of Default and subject to the prior rights of the Factor under the Factoring Agreements and the Assignment Agreement, the Collateral Agent may for the benefit of the Lenders, send a notice of assignment and/or notice of the Collateral Agent's security interest to any and all Account Debtors or any third party holding or otherwise concerned with any of the Collateral, and thereafter the Collateral Agent on behalf of the Lenders shall have the sole right to collect the Accounts Receivable and/or take possession of the Collateral and the books and records relating thereto. The Company and the Borrowers shall not and shall not permit their Subsidiaries, without prior written consent of the Collateral Agent, to grant any extension of time of payment of any Account Receivable, compromise or settle any Account Receivable for less than the full amount thereof, release, in whole or in part, any Person or property liable for the payment thereof, or allow any credit or discount whatsoever thereon, except (i) prior to the occurrence and during the continuance of an Event of Default, in the ordinary course of business or (ii) as permitted by the Factoring Agreements.

          (b)  (i)       Subject to the prior rights of the Factor under the
Factoring Agreements and the Assignment Agreement, the Company and the Borrowers hereby appoint the Collateral Agent or its designee on behalf of the Collateral Agent as the Company's and the Borrowers' attorney-in-fact with power after the occurrence and during the continuance of an Event of Default to endorse the Company's or Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into its possession, to sign the Company's or a Borrower's name on any invoice or bill of lading relating to any of the Accounts Receivable, drafts against Account Debtors, assignments and verifications of Accounts Receivable and notices to Account Debtors, to send verification of Accounts Receivable, to notify the Postal Service authorities to change the address for delivery of mail addressed to the Company and the Borrowers to such address as the Administrative Agent may designate and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designate shall not be liable for any acts of omission or commission (other than acts or omissions constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction), nor for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the Loans and any other Obligations under the Loan Documents are paid in full and all of the Commitments are terminated.

          (ii) Subject to the prior rights of the Factor under the Factoring Agreements and the Assignment Agreement, the Collateral Agent, without notice to or consent of the Company, any Borrower or any Guarantor upon the occurrence and during the continuance of an Event of Default (A) may sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts Receivable or any securities, instruments or insurance applicable thereto and/or release the Account Debtor thereon; (B) is authorized and empowered to accept the return of the goods represented by any of the Accounts Receivable, and (C) shall have the right to receive, endorse, assign and/or deliver in its name or the name of the Company, any Borrower or any Guarantor any and all checks, drafts, and other instruments for the payment of money relating to the Accounts Receivable. The Company and each Borrower and Guarantor hereby waive notice of presentment, protest and non-payment of any instrument so endorsed, all in a commercially reasonable manner and without discharging or in any way affecting liability hereunder.

          (c) Nothing herein contained shall be construed to constitute the Company, any Borrower or any Guarantor as agent of the Agents or the Lenders for any purpose whatsoever, and the Agents and the Lenders shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (other than from acts or omissions of the Agents or the Lenders constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agents and the Lenders shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts Receivable or any instrument received in payment thereof or for any damage resulting therefrom (other than acts or omissions of the Agents or the Lenders constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agents and the Lenders, by anything herein or in any assignment or otherwise, do not assume any of the Company's, Borrowers' or any Guarantor's obligations under any contract or agreement assigned to the Agents and the Agents or the Lenders shall not be responsible in any way for the performance by the Company or such Borrower of any of the terms and conditions thereof.

               (d) If any of the Accounts Receivable includes a charge for any tax payable to any Governmental Authority, subject to the prior rights of the Factor under the Factoring Agreement and the Assignment Agreement, the Collateral Agent is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the Company's, any Borrower's or any Guarantor's account and to charge the Company or such Borrower or Guarantor therefor. The Company or such Borrower or Guarantor shall notify the Collateral Agent if any Accounts Receivable include any taxes due to any such authority and, in the absence of such notice and, the Collateral Agent shall have the right to retain the full proceeds of such Accounts Receivable and shall not be liable for any taxes that may be due from the Company or such Borrower or Guarantor by reason of the sale and delivery creating such Accounts Receivable.

          SECTION 8.02.  Accounts Receivable Documentation.  Subject to the
                         ---------------------------------
prior rights of the Factor under the Factoring Agreements and the Assignment Agreement, the Company and each Borrower will at such intervals as the Collateral Agent may reasonably require, execute and deliver confirmatory written assignments of the Accounts Receivable to the Collateral Agent and furnish such further schedules and/or information as the Collateral Agent may reasonably require relating to the Accounts Receivable, including, without limitation, sales invoices or the equivalent, credit memos issued, remittance advises, reports and copies of deposit slips and copies of original shipping or delivery receipts for all merchandise sold. In addition, the Company and each Borrower shall notify the Collateral Agent of any material non-compliance in respect of the representations, warranties and covenants contained in Section
8.03 below. The items to be provided under this Section 8.02 are to be in form reasonably satisfactory to the Collateral Agent and are to be executed and delivered to the Collateral Agent from time to time solely for its convenience in maintaining records of the Collateral. The Company or any Borrower's failure to give any of such items to the Collateral Agent shall not affect, terminate, modify or otherwise limit the Collateral Agent's Lien in the Collateral.
Subject to the provisions of the Factoring Agreements, the Company and each Borrower shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the Company's or such Borrower's industry, and shall not re-bill any Accounts Receivable without promptly disclosing the same to the Factor and the Collateral Agent and providing the Factor and the Collateral Agent with copy of such re-billing, identifying the same as such. If the Company or any Borrower becomes aware of anything materially detrimental to the credit of any of the Company's or any of the Borrowers' customers' which is not otherwise publicly known with respect to non-credit approved Accounts Receivable, the Company or such Borrower will promptly advise the Collateral Agent thereof.

          SECTION 8.03.  Status of Accounts Receivable and Other Collateral.
                         --------------------------------------------------
With respect to Collateral of the Borrowers and the Guarantors at the time the Collateral becomes subject to the Collateral Agent's security interests, the Borrowers and the Guarantors covenant, represent and warrant: (a) the Borrower or such Guarantor shall be the sole owner of the Collateral owned by it, free and clear of all Liens except the Lien of the Factor, the Lien in the favor of the Collateral Agent for the benefit of the Lenders and Permitted Liens, fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of said Collateral; (b) to the knowledge of the Borrowers and the Guarantors, at the time created, each Account

Receivable shall be a good and valid account representing an undisputed bona fide indebtedness incurred or an amount indisputably owed by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an absolute sale and delivery upon the specified terms of goods sold by a Borrower or Guarantor or work, labor and/or services theretofore rendered by a Borrower or Guarantor; (c) to the best knowledge of the Borrowers and the Guarantors and except as otherwise disclosed to the Factor and the Collateral Agent, no Account Receivable is subject to any defense, offset, counterclaim, discount or allowance except as may be stated in the invoice relating thereto or discounts and allowances as may be customary in the Borrowers' or the Guarantors' business, and, each of such Accounts Receivable will be paid when due; (d) none of the transactions underlying or giving rise to any Accounts Receivable shall violate any applicable material state or federal laws or regulations; (e) except as disclosed to the Factor and the Collateral Agent, no agreement under which any deduction or offset of any kind, other than normal trade discounts and allowances, may be granted or shall have been made by the Borrowers or the Guarantors at or before the time such Accounts Receivable is created; (f) all documents and agreements relating to Accounts Receivable shall be true and correct in all material respects and in all respects what they purport to be; (g) to the best knowledge of the Borrowers and the Guarantors, all signatures and endorsements that appear on all documents and agreements relating to Accounts Receivable shall be genuine and all signatories and endorsers shall have full capacity to contract; (h) the Borrowers and the Guarantors shall maintain books and records pertaining to said Collateral in such detail, form and scope as required by Section 7.01(l) hereof; (i) the Borrowers and the Guarantors will promptly notify the Factor and the Collateral Agent if any of their accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof and, subject to the prior rights of the Factor under the Factoring Agreements and the Assignment Agreement, will execute any instruments and take any steps required by the Collateral Agent in order that all monies due or to become due under any such contract shall be assigned to the Collateral Agent and notice thereof given to the United States Government under the Federal Assignment of Claims Act; (j) the Borrowers and the Guarantors will, immediately upon learning thereof, report to the Collateral Agent any material loss or destruction of, or substantial damage to, any of the Collateral, and any other material matters affecting the value, enforceability or collectibility of any of the Collateral; (k) if any amount payable under or in connection with any Account Receivable is evidenced by a promissory note or other instrument, as such term is defined in the Uniform Commercial Code, subject to the prior rights of the Factor under the Factoring Agreements and the Assignment Agreement, such promissory note or instrument shall be immediately pledged, endorsed, assigned and delivered to the Collateral Agent as additional Collateral; (l) the Borrowers and the Guarantors shall not redate any invoice or sale or make sales on extended dating beyond that which is customary in the ordinary course of their business and in the industry; (m) the Borrowers and the Guarantors shall conduct a physical count of their Inventory not less than once each year and, upon the occurrence and during the continuance of an Event of Default, at such other intervals as the Collateral Agent may reasonably request and, if requested by the Collateral Agent, the Borrowers and the Guarantors shall promptly supply the Collateral Agent with a copy of each such count (in such form as is available) accompanied by a report of the value (based on the lower of cost (on a FIFO basis) or market value) of such Inventory; and (n) the Borrowers and the Guarantors are not and shall not be entitled to pledge the Collateral Agent' or the Lenders' credit on any purchases for or any purpose whatsoever.

          SECTION 8.04.  Collateral Custodian.  Upon the occurrence and during
                         --------------------
the continuance of an Event of Default, the Collateral Agent may at any time and from time to time employ and maintain in the premises of the Company and the Borrowers a custodian selected by the Collateral Agent who shall have full authority to do all acts necessary to protect the Collateral Agent's interests in accordance with applicable law and the provisions of the Loan Documents. The Company and the Borrowers hereby agree to cooperate with any such custodian and to do whatever the Collateral Agent may reasonably request to preserve the Collateral. All reasonable costs and expenses incurred by the Collateral Agent, by reason of the employment of the custodian, shall be charged to the Loan Account.

                                  ARTICLE IX

                                  THE AGENTS

          SECTION 9.01.  Authorization and Action.  Each Lender (and each
                         ------------------------
subsequent holder of any Note by its acceptance thereof) hereby irrevocably appoints and authorizes CIT, in its capacity as the Administrative Agent, and NationsBanc, in its capacity as Collateral Agent, to perform the duties of each such Agent as set forth in this Agreement including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder paid to the Administrative Agent, and, subject to Section 2.05 of this Agreement and the other provisions of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received, (ii) to distribute to each Lender copies of all material notices and agreements received by the Agents and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agents shall not have any liability to the Lenders for the Agents' inadvertent failure to distribute any such notice or agreements to the Lenders, and (iii) subject to Section 12.03 of this Agreement, to take such action as the Agents deem appropriate on its behalf to administer the Loans, Letters of Credit and the Loan Documents and to exercise such other powers delegated to the Agents by the terms hereof or the Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations), together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Notes), the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions of the Required Lenders shall be binding upon all Lenders and all holders of Notes; provided, however, that the L/C Issuer shall not be required
                  --------  -------
to refuse to honor a drawing under any Letter of Credit and the Agents shall not be required to take any action which, in the reasonable opinion of the Agents, exposes the Agents to liability or which is contrary to this Agreement or any Loan Document or applicable law.

          SECTION 9.02.  Borrower's Default.  In the event that (i) any Borrower
                         ------------------
fails to pay when due the principal of or interest on any Note or any Reimbursement Obligation or any other amount payable hereunder, or (ii) the Administrative Agent receives written notice of the occurrence of an Event of Default, the Administrative Agent shall promptly give written notice thereof to the Lenders, and shall take such action with respect to such Event of Default as it shall be directed to take by the Required Lenders; provided, however, that, unless and until the Administrative Agent
         --------  -------
shall have received such directions and except as otherwise expressly provided in this Agreement, the Administrative Agent may take such action or refrain from taking such action hereunder or under the other Loan Documents with respect to an Event of Default or Default, as it shall deem advisable in the best interest of the Lenders.

          SECTION 9.03.  Agents' Reliance, Etc.  The Agents or any of their
                         ----------------------
directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agents (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receive written notice of the assignment or transfer thereof, pursuant to
Section 12.08 hereof, signed by such payee and in form satisfactory to the Administrative Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agents or counsel to the Borrowers), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectibility of the Collateral, the existence, priority or perfection of the Collateral Agent's Lien thereon, or the Borrowing Base or any certificate prepared by a Borrower in connection therewith, nor shall the Agents be responsible or liable to the Lenders for any failure to monitor or maintain the Borrowing Base or any portion of the Collateral; and (vii) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 9.04.  CIT, NationsBanc and Fleet.  With respect to the Loans
                         --------------------------
made by it and the Notes issued to it and the Letters of Credit, each of CIT, NationsBanc and Fleet and each of their Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not an Agent; and the term "Lender" or "any Lenders" shall, unless otherwise expressly indicated, include CIT, NationsBanc and Fleet each in its individual capacity. CIT, NationsBanc and Fleet and each of their respective Affiliates may accept deposits from, lend money to, act as trustee or paying agent under indentures of, and generally engage in any kind of business with, any Borrower or any

Guarantor, any of their Affiliates, or any Person who may do business with or own securities of any Borrower or Guarantor, or any of their Affiliates, all as if CIT, NationsBanc and Fleet were not Agents and without any duty to account therefor to any Lenders. The Lenders acknowledge and agree that NationsBanc, as Factor under the Factoring Agreements, CIT as a participant of Factor in the Factoring Agreements, and the L/C Issuer, which may be an Affiliate of the Collateral Agent, may take actions which are not in the interests of, or may have an adverse effect on, the Lenders, or may omit to take actions which would be in the interests of, or would have a favorable effect on, the Lenders, and the Lenders will not assert any claim against the Collateral Agent based on actions or omissions by NationsBanc, as Factor under the Factoring Agreements or the Administrative Agent, as a participant of Factor, or the L/C Issuer and will not assert any such actions or omissions as a defense or offset to the Lenders' obligations hereunder.

          SECTION 9.05.  Lender Credit Decision.  Each Lender acknowledges that
                         ----------------------
it has, independently and without reliance upon the Agents or any other Lender, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

          SECTION 9.06.  Indemnification.  Each Lender agrees to indemnify and
                         ---------------
hold harmless each Agent (to the extent not reimbursed by any Borrower or any Guarantor), ratably according to the Pro Rata Shares of each Lender, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against any Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by any Agent under this Agreement or the other Loan Documents; provided, however, that no Lender shall be liable to
                          --------  -------
any Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements for which there has been a final judicial determination that such resulted from such Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Agents promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees, disbursements and other charges) incurred by the Agents in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiation, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that the Agents are not reimbursed in full for such expenses by the Borrowers. The obligations of each Lender under this Section 9.06 shall survive the termination of this Agreement and the other Loan Documents and the payment of all other obligations of the Agents and the Lenders under this Agreement and the other Loan Documents.

          SECTION 9.07.  Successor Agents.  Any Agent may resign at any time by
                         ----------------
giving written notice thereof to the Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent, reasonably acceptable to the

Company, with such rights and obligations hereunder as those previously held by the retiring Agent, provided, the successor Agent may be appointed by the
                    --------
Required Lenders without any consultation with or consent of the Company or any other Loan Party if an Event of Default or Default has occurred and is continuing. If no successor Agent shall have been so appointed by the Required Lenders, been accepted by the Company, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a Lender or a commercial bank or other financial institution organized under the laws of the United States of America or any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation hereunder as an Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Loan Documents.

          SECTION 9.08.  Collateral Matters.
                         ------------------

               (a) The Administrative Agent may from time to time, make such disbursements and advances ("Agent Advances") which the Administrative Agent, in
                             --------------
its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by any Borrower, any Guarantor or other Person of the Loans, Reimbursement Obligations or Letters of Credit and other Obligations or to pay any other amount chargeable to any Borrower or Guarantor pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.05. The Agent Advances shall be repayable on demand and be secured by the Collateral. The Agent Advances shall not constitute Loans but shall otherwise constitute Obligations hereunder. Without limitation to its obligations pursuant to Section 9.06, each Lender agrees that it shall make available to the Administrative Agent, upon the Administrative Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to the Administrative Agent by such Lender the Administrative Agent shall be entitled to recover such funds, on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for three Business Days and thereafter at the Base Rate.

               (b) The Agents shall have no obligation whatsoever to any Lenders to assure that the Collateral exists or is owned by any Borrower or any Guarantor or is cared for, protected or insured or has been encumbered or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agents in this Section 9.08 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent's own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to any other Lender other than for acts or omissions constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

               (c) The Lenders hereby irrevocably authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any Collateral upon termination of the Revolving Credit Commitments and payment and satisfaction of all Loans and Letter of Credit Obligations, (whether or not due) and all other Obligations which have matured and which the Collateral Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of if a Loan Party certifies to the Collateral Agent that the sale or disposition is made in compliance with Section 7.02(d)(ii) hereof (and the Collateral Agent may rely conclusively on any such certificate, without further inquiry); or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or (except as otherwise provided in Section 12.03 of this Agreement) if approved, authorized or ratified in writing by the Required Lenders. Without in any manner limiting the Collateral Agent's authority to act without any specific or further authorization or consent by the Required Lenders, upon request by the Collateral Agent at any time, the Lenders shall confirm in writing the Collateral Agent's authority to release particular types or items of Collateral pursuant to this Section 9.08(c).

                                   ARTICLE X

                               EVENTS OF DEFAULT

          SECTION 10.01. Events of Default.  If any of the following Events of
                         -----------------
Default shall occur and be continuing:

               (a) Any Loan Party shall fail to pay any principal of or interest on any Loan, any Agent Advance, any Reimbursement Obligation, or any fee or other amount when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise);

               (b) Any representation or warranty made by any Loan Party or any officer of such Loan Party under or in connection with any Loan Document shall have been incorrect in any material respect when made;

               (c) Any Loan Party shall fail to perform or observe any covenant contained in (i) paragraphs (b), (c) (d), (f), (h), (k), (n), (o) or (p) of
Section 7.01, Section 7.02 or Article VIII of this Agreement, (ii) paragraphs
(b), (d), (e), (f)(i), (g), (h) or (j) of Section 5 of the Security Agreements, or (iii) Section 4(a) or paragraphs (e), (f), (g) or (h) of Section 6 of the Pledge Agreements;

               (d) Any Loan Party shall default in the performance or observance of (i) the covenants contained in Section 7.01(a) of this Agreement (other than subparagraphs (v),

(ix), (xii) and (xiii) thereof) and such default shall continue unremedied for a period of 10 days, (ii) the covenants contained in subparagraphs (v), (ix),
(xii) and (xiii) of Section 7.01(a) of this Agreement and such default shall continue unremedied for a period of 3 days, or (iii) any other covenant contained in Section 7.01 of this Agreement (to the extent not otherwise provided for in paragraphs (a), (b) or (c) of this Section 10.01) and such default shall continue unremedied for a period of 20 days;

               (e) Any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document to be performed or observed by such Loan Party (to the extent not otherwise provided for in paragraphs (a), (b), (c) or (d) of this Section 10.01) and such failure, if capable of being remedied, shall remain unremedied for 20 days;

               (f) Any Loan Party shall fail to pay any principal or interest on any of its Indebtedness (excluding Indebtedness evidenced by the Notes) in excess of $200,000, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness in excess of such amount shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

               (g) Any Loan Party (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Loan Party or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due, or shall admit in writing its inability to pay its debts generally,
(iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (g);

               (h) Any proceeding shall be instituted against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Loan Party or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 45 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

               (i) Any material provision of any Loan Document shall at any time for any reason be declared by a court of competent jurisdiction to be null and void, or the validity or enforceability thereof shall be contested by any Loan Party, or a proceeding shall be commenced by any Loan Party or any Governmental Authority or other regulatory body having jurisdiction over such Loan Party, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that such Loan Party has any liability or obligation purported to be created under any Loan Document;

               (j) Any Security Agreement, Pledge Agreement, any mortgage or any other security document, after delivery thereof pursuant hereto, shall for any reason not as a result of any act or omission of the Collateral Agent fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in any Collateral purported to be covered thereby;

               (k) One or more judgments or orders (other than a judgment or award described in subsections (g) or (h) of this Section 10.01) for the payment of money exceeding any applicable insurance or bond coverage by more than $200,000 in the aggregate for the Loan Parties shall be rendered against any Loan Party and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

               (l) Any Loan Party or any of its ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal, such Loan Party or such ERISA Affiliate incurs a withdrawal liability in an annual amount exceeding $200,000; or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof, such Loan Party's or such ERISA Affiliate's annual contribution requirement with respect to such Multiemployer Plan increases in an annual amount exceeding $200,000;

               (m) Any Termination Event with respect to any Employee Plan shall have occurred, and, 30 days after notice thereof shall have been given to any Loan Party by the Administrative Agent, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) the then current value of such Employee Plan's vested benefits exceeds the then current value of assets allocable to such benefits in such Employee Plan by more than $200,000 (or, in the case of a Termination Event involving liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971
or 4975 of the Internal Revenue Code, the liability is in excess of such amount);

               (n) A breach, default, event of default shall occur under any Factoring Agreement, if such breach, default or event of default has resulted in the Factor terminating such Factoring Agreement;

               (o) A Change of Control shall have occurred;

               (p) A breach, default or event of default shall occur under the Company Notes or the Indenture, if the effect of such breach, default or event of default is to accelerate, or permit the acceleration of, the maturity of the Company Notes;

then, and in any such event, the Administrative Agent may, and upon the direction of the Required Lenders shall, by notice to the Company, (i) declare the Total Commitment to be reduced to zero, whereupon the Total Commitment shall forthwith be reduced to zero, (ii) declare all Loans and all Reimbursement Obligations, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Loans, all Reimbursement Obligations, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party; provided, however, that upon the occurrence of any Event of Default
            --------  -------
described in subsections (g) or (h) of this Section 10.01, the Loans, all Reimbursement Obligations, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by each Loan Party, and (iii) exercise any and all of its other rights under applicable law, hereunder and under the other Loan Documents.

          SECTION 10.02. Deposit for Letters of Credit.  Upon demand by the
                         -----------------------------
Administrative Agent after the occurrence and during the continuation of any Event of Default, the Borrowers shall deposit with the Collateral Agent with respect to each Letter of Credit then outstanding cash or equivalents, acceptable to the Collateral Agent, and readily convertible into cash in an amount equal to the greatest amount for which such Letter of Credit may be drawn. Such deposits shall be held by the Collateral Agent in an interest bearing account maintained by the Collateral Agent as security for, and to provide for the payment of, the Letter of Credit Obligations.

                                  ARTICLE XI

                                   GUARANTY

          SECTION 11.01. Guaranty.  The Company hereby (i) irrevocably,
                         --------
absolutely and unconditionally guarantees the prompt payment, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all the Obligations, including, without limitation, all amounts now or hereafter owing in respect of the Loan Documents, whether for principal, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to a Borrower whether or not a claim for post-filing interest is allowed in such proceeding), fees, expenses, indemnifications or otherwise, and (ii) agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agents, the Lenders, the L/C Issuer, NationsBanc or CIT in enforcing its rights under this Article XI.

          SECTION 11.02. Obligations Unconditional.
                         -------------------------

                    (i) The Company hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agents, the Lenders, the L/C Issuer, NationsBanc or CIT with respect thereto. The Company agrees that its guarantee constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be had by the Agents, the Lenders, the L/C Issuer, NationsBanc or CIT to any Collateral. The obligations of the Company under this Article XI are independent of the obligations of the Borrowers under this Agreement and the other Loan Documents and a separate action or actions may be brought and prosecuted against the Company to enforce this Article XI irrespective of whether any action is brought against the Borrowers or whether the Borrowers are joined in any such action. The liability of the Company hereunder shall be absolute and unconditional, irrespective of:
(i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any extension or change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations (including, without limitation, any extension for longer than the original period), or any other amendment or waiver of or consent to any departure from any provision of any Loan Document (including the creation or existence of any Obligations in excess of the amounts permitted by any lending formulas contained in this Agreement; (iii) any exchange or release of, or non-perfection of any Lien on, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Obligations; (iv) the existence of any claim, set off, defense or other right that the Company may have against any Person, including the Agents or the Lenders; (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower or any other Guarantor in respect of the Obligations of the Company in respect hereof.

                    (ii) This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until such date on which all of the Obligations and all other expenses to be paid by the Company pursuant hereto shall have been satisfied in full after the Total Commitment shall have been terminated, (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agents, the Lenders, the L/C Issuer or NationsBanc upon the insolvency, bankruptcy or reorganization of any Borrower or any Guarantor or otherwise, all as though such payment had not been made, and (iii) shall be binding upon the Company, its successors and assigns.

          SECTION 11.03. Waivers.  The Company hereby waives, to the extent
                         -------
permitted by applicable law, (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of any Obligation, (iii) notice of any action taken by the Agents, the Lenders, the L/C Issuer, NationsBanc or any Borrower or any other agreement or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Company hereunder, the omission of or delay in which, but for the provisions of this Section 11.03, might constitute grounds for relieving the Company of its obligations hereunder, (v) any right to compel or direct the Agents or the Lenders to seek payment or recovery of any amounts owed under this Article IX from any one particular fund or source, (vi) any requirement that the Agents, the Lenders, the L/C Issuer or NationsBanc protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Person or any Collateral, and (vii) any other defenses available to the Borrowers or the Company. All such waivers by the Company shall be effective only to the extent permitted by applicable law.

          SECTION 11.04. Subrogation.  Until such time as the Obligations have
                         -----------
been satisfied in full and all Commitments have been terminated, the Company hereby irrevocably agrees that it will not exercise any and all rights which it has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against any Borrower or any other Guarantor on account of any payments made under this Agreement, including, without limitation, all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. If any amount shall be paid to the Company on account of such rights at any time when all of such Obligations and all other Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Agents or the Lenders, shall be segregated from the other funds of the Company and shall forthwith be paid over to the Agents to be applied in whole or in part by the Agents against the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement.

          SECTION 11.05. No Waiver; Remedies.  No failure on the part of the
                         -------------------
Agents, the Lenders, the L/C Issuer or NationsBanc to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedy provided by law.

          SECTION 11.06. Stay of Acceleration.  If acceleration of the time for
                         --------------------
payment of any amount payable by any Borrower in respect of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Company hereunder forthwith on demand by the Agents, Lenders, the L/C Issuer or NationsBanc.

                                  ARTICLE XII

                                 MISCELLANEOUS

          SECTION 12.01. Termination.  (a) Except as otherwise permitted
                         -----------
herein, the Borrowers may terminate the Total Commitment and this Agreement only by giving the Administrative Agent not less than sixty (60) days prior written notice of termination, provided that if any Loan Party intends to conduct a public sale or private sale pursuant to Rule 144A of the Securities Act of 1933 of securities as described in clause (i) of Section 2.08(a) hereof and gives the Agents prompt notice after such Loan Party determines to conduct such sale, such sixty (60) day notice requirement shall be reduced to fifteen (15) days. Notwithstanding the foregoing, the Administrative Agent may terminate the Total Commitment and this Agreement immediately by notice to the Company upon the occurrence and during the continuance of an Event of

Default, provided, however, that if the Event of Default is an event listed in Sections 10.01(g) or (h) of this Agreement, the Agents and the Lenders may regard the Total Commitment and the Agreement as terminated and notice to that effect is not required. The Total Commitment and this Agreement, unless terminated as herein provided on a Termination Anniversary Date, shall automatically continue to the next Termination Anniversary Date. All Obligations shall become due and payable as of the date of any termination under this
Section 12.01 and, pending a final accounting, the Administrative Agent may withhold any balances in the Loan Account (unless supplied with an indemnity satisfactory to the Agents) to cover all of the Obligations, whether absolute or contingent. All of the Collateral Agent's and the Lenders' rights and Liens and security interests shall continue after any termination until all Obligations for the payment of money have been paid in cash and satisfied in full and all Letters of Credit have been canceled and returned to the L/C Issuer or cash collateralized to the reasonable satisfaction of the Agents. After such payment and satisfaction, the Collateral Agent and the Lenders will, upon the reasonable request of the Borrowers, execute all documents necessary to release, without recourse, representation and warranty and at the expense of the Borrowers, its Liens granted pursuant to the terms of this Agreement and the other Loan Documents.

               (b) Any Lender may elect not to renew its Commitment by giving the Agents and the Borrowers written notice of its intention to not renew its Commitment not less than 60 days prior to a Termination Anniversary Date. If such Lender does not assign its rights, interests and obligations under this Agreement pursuant to Section 12.08 hereof, then the Commitment of such Lender shall be terminated as of such Termination Anniversary Date. The Borrowers hereby, jointly and severally, agree to pay to the Administrative Agent on such Termination Anniversary Date, for the account of such non-renewing Lender, the principal amount of, and all accrued interest on, such Lender's Pro Rata Share of all funded Loans and Reimbursement Obligations, together with any amounts payable to such Lender pursuant to Section 12.16 and any fees or other amounts owing to such Lender under this Agreement and such Lender's Note. If an Agent makes any Loan or Agent Advance or assists a Borrower in opening or establishing any Letter of Credit, during the period between a Lender giving notice of its intention to not renew its Commitment and such Termination Anniversary Date, the obligations of such non-renewing Lender pursuant to Sections 2.05, 3.01, 3.02,
4.02 and 9.08 of this Agreement shall be irrevocable, absolute and unconditional with respect to such Loan, Agent Advance or Letter of Credit. Notwithstanding such termination and repayment, the non-renewing Lender shall remain obligated to the Administrative Agent and NationsBanc or CIT, as the case may be, under Sections 3.02 and 3.03(b) for its Pro Rata Share (calculated immediately prior to the Termination Anniversary Date on which such termination became effective) of the aggregate maximum amount available for drawing under all outstanding Letters of Credit on such Termination Anniversary Date (the "Retained Obligations") until all Retained Obligations have been paid in full and the Letters of Credit giving rise to such Retained Obligations have been canceled and returned to the L/C Issuer. After the effective date of any such termination and repayment pursuant to this Section 12.01(b), for purposes of Sections 3.02 and 3.03(b) of this Agreement such non-renewing Lender's Pro Rata Share shall be a fraction (expressed as a percentage) the numerator of which shall be the Retained Obligations and the denominator of which shall be the aggregate amount of all unpaid Loans, Agent Advances and Letter of Credit Obligations.

          SECTION 12.02. Notices, Etc.  All notices and other communications
                         -------------
provided for hereunder shall be in writing and shall be mailed, sent by overnight courier, telecopied, or delivered, if to any Lender, at its address specified under its signature on the signature pages hereof; if to any Borrower or the Company, at the following address:

     Norton McNaughton, Inc.
     463 Seventh Avenue
     New York, New York  10018
     Attention:  Peter Boneparth, President

     Telephone:   (212) 947-2960
     Telecopier:  (212) 563-2766

with a copy to:

     Haythe & Curley
     237 Park Avenue
     New York, New York  10017
     Attention:  Bradley P. Cost, Esq.

     Telephone:   (212) 880-6000
     Telecopier:  (212) 682-0200

if to the Administrative Agent, to it at the following address:

     The CIT Group/Commercial Services, Inc.
     1211 Avenue of the Americas
     New York, New York  10036
     Attention:  Charles Carbone, Vice President

     Telephone:   (212) 382-9023
     Telecopier:  (212) 382-6814

if to the Collateral Agent, to it at the following address:

     NationsBanc Commercial Corporation
     1372 Broadway
     New York, New York  10018
     Attention:  Carl Banilower, Senior Vice President

     Telephone:   (212) 768-5616
     Telecopier:  (212) 790-4636
if to the Documentation Agent, to it at the following address:

     Fleet Bank, NA
     1185 Avenue of the Americas
     New York, New York 10036
     Attention:  Stephen Leavenworth

     Telephone:   (212) 819-5437
     Telecopier:  (212) 819-4105

in each case with a copy to:

     Schulte Roth & Zabel LLP
     900 Third Avenue
     New York, New York  10022
     Attention:  Frederic L. Ragucci, Esq.

     Telephone:   (212) 756-2000
     Telecopier:  (212) 593-5955

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 12.02. All such notices and other communications shall be effective (i) if mailed (by certified mail, postage prepaid and return receipt requested), upon receipt or three Business Days after mailing whichever occurs first, (ii) if telecopied, when transmitted and a confirmation is received, provided the same is on a Business Day and, if not, on the next Business Day,
(iii) if sent by overnight courier, upon receipt or two Business Days after delivered to such overnight courier, whichever occurs first, or (iv) if delivered, upon delivery, provided the same is on a Business Day and, if not, on the next Business Day, except that notices to the Agents or the L/C Issuer pursuant to Articles II and III hereof shall not be effective until received by the Agents or the L/C Issuer, as the case may be.

          SECTION 12.03. Amendments, Etc.  No amendment or waiver of any
                         ----------------
provision of this Agreement or the other Loan Documents, and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by such Loan Party and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that
                                                       --------  -------
no amendment, waiver or consent shall (i) increase the Commitment of any Lender, reduce the principal of, or interest on, the Loans or the Reimbursement Obligations payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Loans or Letter of Credit Obligations payable to any Lender, in each case without the written consent of any Lender affected thereby, (ii) increase the Total Commitment without the written consent of each Lender, (iii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or amend the definition of "Required Lenders", release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents) or any of the Guarantors (other than inactive Guarantors), amend, modify or waive Section 12.01 or this Section 12.03 of this Agreement, or amend the definition of "Eligible Inventory", "Eligible Accounts Receivable" "Net Amount of Eligible Accounts Receivable", "Overadvance Amount", "Borrowing Base", "Eligible Amount of Prior Season Inventory" or "Borrowing Base Before Overadvance Amount" if the effect of such amendment is to increase the aggregate Availability of the Borrowers (after adding the Overadvance Amount) on a combined basis, in each case without the written consent of each Lender. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agents, affect the rights or duties of the Agents or NationsBanc with respect to the Letter of Credit Guaranty (but not in its capacity as a Lender) under this Agreement or the other Loan Documents.

          SECTION 12.04. No Waiver; Remedies, Etc.  No failure on the part of
                         -------------------------
any Lender or any Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lenders and the Agents provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lenders and the Agents under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lenders and the Agents to exercise any of their rights under any other Loan Document against such party or against any other Person.

          SECTION 12.05. Expenses; Taxes; Attorneys' Fees.  The Borrowers agree
                         --------------------------------
to jointly and severally pay or cause to be paid, on demand, and to save the Agents (and, in the case of clauses (a) and (d) through (m) below, the Lenders) harmless against liability for the payment of, all reasonable out-of-pocket expenses, regardless of whether the transactions contemplated hereby are consummated, including but not limited to reasonable fees and expenses of counsel for the Agents (and, in the case of clauses (a) and (d) through (m) below, the Lenders), accounting, due diligence, filing fees, periodic field audits, investigation, monitoring of assets, syndication, miscellaneous disbursements, examination, travel, lodging and meals, incurred by the Agents (and, in the case of clauses (a) and (d) through (m) below, the Lenders) from time to time arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents, provided that the Borrowers shall not be obligated to reimburse the Lenders under this clause (a) for out of pocket expenses in excess of $20,000 for all Lenders (excluding the expenses of the Agents), (b) any amendments, waivers or consents to this Agreement or the other Loan Documents requested or signed by any Loan Party whether or not such documents become effective or are given, (c) the preservation and protection of any of the Agents' and the Lenders' rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against the Agents or the Lenders by any Person that arises from or relates to this Agreement, any other Loan Document, the Agents' or the Lenders' claims against the Borrowers or the other Loan Parties, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document,
(f) the filing of any petition, complaint, answer, motion or other pleading by the Agents or the Lenders, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien on any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from the Borrowers or any other Loan Party amounts owed hereunder or under any other Loan Document, (j) the receipt of any advice with respect to any of the foregoing, (k) all liabilities and costs arising from or in connection with the past, present or future operations of the Loan Parties involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (l) any costs or liabilities incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of the Loan Parties, or (m) any liabilities or costs incurred in connection with any Lien arising under any Environmental Law. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrowers jointly and severally agree to pay all stamp, document, transfer, recording or filing taxes or fees (including, without limitation, mortgage recording taxes) and similar impositions now or hereafter determined by the Agents or any of the Lenders to be payable in connection with this Agreement or any other Loan Document, and the Borrowers jointly and severally agree to save the Agents and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, and (y) if the Borrowers or any Loan Party fail to perform any covenant or agreement contained herein or in any other Loan Document, any Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Agents incurred in connection therewith shall be reimbursed on demand by the Borrowers.

          SECTION 12.06. Right of Set-off.  Upon the occurrence and during the
                         ----------------
continuance of any Event of Default, each Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Borrower or Guarantor (any such notice being expressly waived by the Borrowers and Guarantors) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower or Guarantor against any and all joint and several obligations of the Borrowers now or hereafter existing under any Loan Document, irrespective of whether or not such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. Such set-off shall be subject to the provisions of Section 4.03. Such Lender agrees to notify the Borrowers promptly after any such set-off and application made by such Lender provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agents under this Section 12.06 are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

          SECTION 12.07. Severability.  Any provision of this Agreement, or of
                         ------------
any other Loan Document to which any Borrower or any Guarantor is a party, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 12.08. Assignments and Participations.
                         ------------------------------

               (a) Each Lender may, with the written consent of the Agents, assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans made by it, the Notes held by it and its Pro Rata Share of Letter of Credit Obligations); provided, however, that (i)
                                                     --------  -------
such assignment is in an amount which is at least $10,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender's Commitment),
(ii) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement,
(iii) no such assignment shall be made, other than by NationsBanc, CIT or Fleet, prior to the Syndication Date, and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance, an Assignment and Acceptance, together with any Note subject to such assignment and such parties (other than the Borrowers or the Company) shall deliver to the Administrative Agent a processing and recordation fee of $5,000. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three Business Days after the delivery thereof to the Administrative Agent (or such shorter period as shall be agreed to by the Administrative Agent and the parties to such assignment), (A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Any such assignment shall not adversely affect the Borrowers' rights under this Agreement except that the assigning Lender shall not be responsible for the obligations assigned.

               (b) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto that: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement of any other instrument or document furnished pursuant hereto, and (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the value, perfection or priority of the Collateral or the financial condition of any Borrower or any Guarantor or any of their Subsidiaries or the performance or observance by such Borrower or such Guarantor or any of their Subsidiaries of any of their obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto.

               (c) The Administrative Agent shall maintain at its address referred to in Section 12.02 hereof a copy of each Assignment and Acceptance delivered to and accepted by it. Such copies shall be available for inspection by any Borrower or any Guarantor or any Lender at any reasonable time and from time to time upon reasonable prior notice.

               (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee Lender, together with the Notes subject to such assignment and the processing and recordation fee, if the Administrative Agent consents, which consent will not be unreasonably withheld, to the proposed Assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit H hereto, (i) accept such Assignment and Acceptance, and (ii) give prompt notice thereof to the Borrower. Within three Business Days after its receipt of such notice, any Borrower or any Guarantor, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note a new Note to the order of such assignee Lender in an aggregate principal amount equal to the Loans and Commitment assumed by it pursuant to such Assignment and Acceptance, and if the assigning Lender has retained any Loans and Commitment hereunder, a new Note to the order of the assigning Lender in an aggregate principal amount equal to the Loans and Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the date of the Administrative Agent's acceptance of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto. Promptly after each such Assignment and Acceptance becomes effective, the Administrative Agent shall prepare and distribute to each Lender and the Borrower a revised Schedule 1.01A hereto after giving effect to such assignment, which revised Schedule 1.01A shall replace the prior Schedule 1.01A and become part of this Agreement.

               (e) Each Lender shall not sell participations in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans made by it and the Notes held by it and the Letter of Credit Obligations).

               (f) Nothing contained in this Section 12.08 shall prohibit any Lender from pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

          SECTION 12.09. Counterparts.  This Agreement may be executed in any
                         ------------
number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

          SECTION 12.10  Headings.  Section headings herein are included for
                         --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          SECTION 12.11. Governing Law.  This Agreement, the Notes and the other
                         -------------
Loan Documents shall be governed by, and construed in accordance with, the law of the State of New York applicable to contracts made and to be performed in the State of New York without regard to conflicts of law principles. Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Company and each Borrower hereby irrevocably accept in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company and each Borrower further irrevocably consent to the service of process out of any of the aforementioned courts and in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Borrower or the Company at its address for notices contained in Section 12.02, such service to become effective ten (10) days after such mailing. Each Borrower and the Company hereby irrevocably appoint the Secretary of State of the State of New York as its agent for service of process in respect of any such action or proceeding. Nothing herein shall affect the right of the Agents to service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrowers and/or the Company in any other jurisdiction. The Company and each Borrower hereby expressly and irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Company or any Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, such Person hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Documents.

          SECTION 12.12. WAIVER OF JURY TRIAL, ETC.  THE COMPANY AND EACH
                         --------------------------
BORROWER, THE LENDERS AND THE AGENTS HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES OR OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE COMPANY AND EACH BORROWER CERTIFY THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. THE COMPANY AND EACH BORROWER HEREBY ACKNOWLEDGE THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT.

          SECTION 12.13. Consent by the Agents, Lenders.  Except as otherwise
                         ------------------------------
expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "Action") of the Agents or the Lenders shall be permitted or required pursuant
 ------
to any provision hereof or any provision of any other agreement to which the Company or any Borrower is a party and to which the Agents or the Lenders has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by any Agent or any Lender, as the case may be, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

          SECTION 12.14. No Party Deemed Drafter.  The Company, each of the
                         -----------------------
Borrowers, the Lenders and the Agents agree that no party hereto shall be deemed to be the drafter of this Agreement, and each of the Borrowers, the Company, the Lenders and the Agents further agree that, in the event this Agreement is ever construed by a court of law, such court shall not construe this Agreement or any provision of this Agreement against any party hereto as the drafter of this Agreement.

          SECTION 12.15. Reinstatement; Certain Payments.  If claim is ever made
                         -------------------------------
upon the Agents or the Lenders for repayment or recovery of any amount or amounts received by the Agents or the Lenders in payment or on account of any of the Obligations under this Agreement, the Agents or the Lenders shall give prompt notice of such claim to each other Lender and the L/C Issuer, the Company and the Borrowers, and if the Agents or the Lenders repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Agents or the Lenders or any of their property, or (ii) any good faith settlement or compromise of any such claim effected by the Agents or the Lenders with any such claimant, then and in such event the Company and each Borrower agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon the Company and the Borrowers notwithstanding the cancellation of any Note or other instrument evidencing the Obligations under this Agreement or the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to the Agents and the Lenders hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Agents or the Lenders .

          SECTION 12.16. Indemnification.  In addition to all of the Company's
                         ---------------
or any Borrowers' other Obligations under this Agreement, each of the Company and the Borrowers agree to, jointly and severally, defend, protect, indemnify and hold harmless the Agents, the L/C Issuer, each Lender, and all of the respective officers, directors, employees, attorneys, consultants and agents of the Agents, the L/C Issuer and each Lender (collectively called the "Indemnitees") from and against any and all losses, damages, liabilities,
 -----------
obligations, penalties, fees, costs and expenses (including, without limitation, attorneys' fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) the Lender's furnishing of funds to the Borrowers issuing Letters of Credit for the account of the Borrowers under this Agreement, including, without limitation, the management of any such Loans or the Reimbursement Obligations, (iii) any matter relating to the Jeri-Jo Purchase, the Offering, the transactions, contemplated by the Jeri-Jo Purchase Documents and the Offering Documents, financing transactions contemplated by this Agreement or by any document executed in connection with the transactions contemplated by this Agreement, the Jeri-Jo Purchase Documents or the Offering Documents or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "Indemnified Matters"); provided, however, that the Company
                    -------------------    --------  -------
and the Borrowers shall have no obligation to any Indemnitee hereunder for any Indemnified Matter caused by or resulting from the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction. Such indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.16 may be unenforceable because it is violative of any law or public policy, the Company and the Borrowers shall contribute the maximum portion which they are permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. The Indemnity shall survive the repayment of the Obligations and the discharge of the Liens granted under the Loan Documents.

          SECTION 12.17. Binding Effect.  This Agreement shall become effective
                         --------------
when it shall have been executed by the Company, the Borrowers, the Agents and the Lenders and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived by the Agents, and thereafter shall be binding upon and inure to the benefit of the Company, each Borrower, the Agents and each Lender, and their respective successors and assigns, except that the Company and the Borrowers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of all the Lenders, and the assignment by any Lender shall be governed by Section 12.08 hereof.

          SECTION 12.18. Releases of Collateral.
                         ----------------------

               (a) Upon the request of any Loan Party made in connection with any sale, transfer or other disposition of Collateral permitted pursuant to clauses (B), (C) or (E) of Section 7.02(d)(ii) of this Agreement (a "Permitted
                                                                     ---------
Disposition"), provided that, in the case of clause (E) of Section 7.02(d)(ii),
-----------
the Net Proceeds of any such Permitted Disposition are paid to the Administrative Agent pursuant to Section 2.07(k) of this Agreement, the Collateral Agent shall, at the expense of the Loan Parties, promptly release, without recourse, representation and warranty, its Lien on any such Collateral. Notwithstanding anything to the contrary, the Collateral Agent shall not have any obligation to release its Lien on any such Collateral if the Collateral Agent determines, in its sole discretion exercised reasonably, that the conditions of this subsection (b) of Section 12.18 have not been satisfied.

               (b)  The Loan Parties may exercise their rights under this
Section 12.18 at any time during the term of this Financing Agreement in connection with a Permitted Disposition by delivering to the Collateral Agent, not less than five Business Days prior to the date of the proposed Permitted Disposition and release, a certificate substantially in the form of

Exhibit K hereto (the "Release Certificate") of the chief executive officer of
                       -------------------
the Company which shall refer to this Section 12.18, identify the assets proposed to be sold or disposed of and any documents that the Loan Parties are requesting the Collateral Agent to sign in connection with any such proposed release, and be accompanied by a counterpart of any such documents executed and acknowledged by all parties thereto (if any) other than the Collateral Agent (and in form for execution by the Collateral Agent) certifying, as of the date of the Release Certificate, that (i) both immediately before and immediately after giving effect to such requested release, no Default or Event of Default shall have occurred and be continuing, (ii) the sale, transfer or disposition is made in compliance with Section 7.02(d)(ii) hereof, and (iii) if the Net Proceeds of such Permitted Disposition has been made or, as a condition to the requested release, will be made to the Administrative Agent, provided that in the event that the Release Certificate states that the Borrowers are required to make a payment of such Net Proceeds, (A) such Release Certificate shall contain a calculation of the amount of such payment and (B) prior to or simultaneously with the release requested by the Loan Parties and the delivery by the Collateral Agent of any documents relating thereto, the Administrative Agent shall have received such payment within two Business Days after receipt by the applicable Borrower.

          SECTION 12.19. Confidentiality.  Upon delivering to any Lender or
                         ---------------
Agent or permitting any Lender or Agent to inspect, any written information pursuant to this Agreement or the other Loan Documents, each Lender and or Agent shall treat such information as confidential to the extent such information is conspicuously marked confidential. Each Lender and Agent agrees to hold such information in confidence from the date of disclosure thereof. Subject to the other provisions of this Section 12.19, any Lender or Agent may disclose confidential information to its officers, directors, employees, attorneys, accountants or other professionals engaged by any Lender or Agent only after determining that such third party has been instructed to hold such information in confidence to the same extent as if it were a Lender. Notwithstanding the foregoing, the provisions of this Section 12.19 shall not apply to information within any one of the following categories or any combination thereof: (i) information the substance of which, at the time of disclosure by any Lender or Agent, has been disclosed to or is known to any creditor (other than information as to which such creditor is then under an obligation of nondisclosure), or any other Person other than (A) a director, officer, employee or agent of any Loan Party or a professional engaged by a Loan Party or (B) a Person who is then under an obligation of nondisclosure (otherwise than as a consequence of a wrongful act of any Lender or Agent), (ii) information which any Lender or Agent had in its possession prior to receipt thereof from the disclosing party, or
(iii) information received by any Lender or Agent from a third party having no obligations of nondisclosure with respect thereto. Nothing contained in this
Section 12.19 shall prevent any disclosure: (i) believed in good faith by any Lender or Agent to be required by any law or guideline or interpretation or application thereof by any Governmental Authority, arbitrator or grand jury charged with the interpretation or administration thereof or compliance with any request or directive of any Governmental Authority, arbitrator or grand jury (whether or not having the force of law), (ii) determined by counsel for any Lender or Agent to be necessary or advisable in connection with enforcement or preservation of rights under or in connection with this Agreement or any other Loan Document or (iii) of any information which has been made public by a Person other than any Lender or Agent. Any Lender or Agent shall have the right to disclose any confidential information described in this Section 12.19 to the L/C Issuer and to an assignee or prospective assignee or to a participant or prospective participant in the Obligations hereunder, provided that the assigning or selling Lender or Agent shall have obtained from such assignee or prospective assignee or participant or prospective participant an agreement to hold such information in confidence to the same extent as if it were a Lender.

          SECTION 12.20. No Novation.  This Amended and Restated Financing
                         -----------
Agreement does not extinguish the obligations for the payment of money outstanding under the Existing Financing Agreement or discharge or release the obligations under the Existing Financing Agreement or the Lien or priority of any mortgage, pledge, security agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amended and Restated Financing Agreement shall be construed as a release or other discharge of any Borrower or any Guarantor under the Existing Financing Agreement from any of its obligations and liabilities as a "Borrower" or "Guarantor" thereunder. Each of the Borrowers and the Guarantors hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Existing Financing Agreement shall mean the Existing Financing Agreement as amended and restated by this Amended and Restated Financing Agreement and
(ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent a security interest in or Lien on, any collateral as security for the obligations of the Borrowers or the Guarantors from time to time existing in respect of the Existing Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              NORTON McNAUGHTON, INC.

                              By:  /s/ Amanda J. Bokman
                                   ------------------------------
                              Title: VICE PRESIDENT


                              NORTON McNAUGHTON OF SQUIRE, INC.

                              By:  /s/ Amanda J. Bokman
                                   ------------------------------
                              Title: VICE PRESIDENT


                              MISS ERIKA, INC.

                              By:  /s/ Amanda J. Bokman
                                   ------------------------------
                              Title: EXECUTIVE VICE PRESIDENT


                              JJ ACQUISITION CORP.

                              By:  /s/ Amanda J. Bokman
                                   ------------------------------
                              Title: VICE PRESIDENT


                              AGENTS AND LENDERS
                              ------------------

                              THE CIT GROUP/COMMERCIAL SERVICES,
                               INC., as Administrative Agent and Lender

                              By:  /s/ Charles Carbone
                                   ------------------------------
                              Title: VICE PRESIDENT


                              NATIONSBANC COMMERCIAL
                               CORPORATION, as Collateral Agent and Lender

                              By:  /s/ Carl Banilower
                                   ------------------------------

                              Title:
                                    -----------------------------

                              FLEET BANK, NA,
                              as Documentation Agent and Lender


                              By:  /s/ Stephen M. Leavenworth
                                   ---------------------------
                              Title: VICE PRESIDENT


                              LENDERS
                              -------


                              PNC BANK, NATIONAL ASSOCIATION

                              By:  /s/ [ILLEGIBLE]
                                   --------------------------
                              Title: SENIOR VICE PRESIDENT

                                   EXHIBIT A
                                   ---------

                         FORM OF REVOLVING CREDIT NOTE

$__________                                         Dated: ____________,199__
                                                           New York, New York

          FOR VALUE RECEIVED, each of Norton McNaughton of Squire, Inc., a New York corporation, Miss Erika, Inc., a Delaware corporation and JJ Acquisition Corp., a Delaware corporation to be known as Jeri-Jo Knitwear, Inc. (collectively, the "Borrowers"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to
                    ---------
the order of ___________________ (the "Lender") (i) the principal amount of
                                       ------
___________ ($__________), or if less, the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Amended and Restated Financing Agreement hereinafter referred to) made by the Lender to the Borrowers, payable on the Final Maturity Date (as defined in the Amended and Restated Financing Agreement) and (ii) interest on the unpaid principal amount of all Revolving Credit Loans, from the date hereof until all such principal amounts are paid in full, at such interest rates, and payable at such times, as are specified in the Amended and Restated Financing Agreement.

          Notwithstanding any other provision of this Revolving Credit Note, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable law. Both principal and interest are payable in lawful money of the United States of America in immediately available funds to The CIT Group/Commercial Services, Inc., as administrative agent (the "Administrative Agent"), at its office located at 1211 Avenue of the Americas,
 --------------------
New York, New York 10036 or such other office as the Administrative Agent may designate.

          This Revolving Credit Note is the Revolving Credit Note referred to in, and is entitled to the benefits of, the Amended and Restated Financing Agreement dated as of June 18, 1998 (as amended or otherwise modified from time to time, the "Amended and Restated Financing Agreement"), by and among Norton
              ----------------------------------------
McNaughton, Inc., the Borrowers, the financial institutions from time to time party to the Amended and Restated Financing Agreement, NationsBanc Commercial Corporation, as collateral agent, the Administrative Agent and Fleet Bank N.A., as documentation agent. The Amended and Restated Financing Agreement, among other things, contains provisions for certain stated events of default and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions specified therein. The Borrowers hereby waive presentment for payment, demand, protest and notice of dishonor of this Revolving Credit Note.

          This Revolving Credit Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York applicable to contracts made and to be performed therein without consideration as to choice of law.

                                        NORTON McNAUGHTON OF SQUIRE, INC.


                                        By:  __________________________________
                                              Name:
                                              Title:


                                        MISS ERIKA, INC.


                                        By:  __________________________________
                                              Name:
                                              Title:


                                        JJ ACQUISITION CORP.


                                        By:  __________________________________
                                              Name:
                                              Title:

                                  EXHIBIT B-1
                                  -----------

                          FORM OF SUBSIDIARY GUARANTY

          GUARANTY, dated as of _____ __, _____, made by __________________, a
________ corporation (the "Guarantor"), in favor of each of the Lenders (as
                           ---------
hereinafter defined) and NATIONSBANC COMMERCIAL CORPORATION, as collateral agent for the Lenders (the "Collateral Agent") pursuant to the Amended and Restated
                      ----------------
Financing Agreement referred to below.

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Norton McNaughton, Inc., a Delaware corporation (the "Company"), Norton McNaughton of Squire, Inc., a New York corporation
 -------
("Squire"), Miss Erika, Inc., a Delaware corporation ("Miss Erika"), certain
  ------                                               ----------
lenders (the "Existing Lenders"), NationsBanc Commercial Corporation, as
              ----------------
collateral agent (the "Collateral Agent") for the Existing Lenders and The CIT
                       ----------------
Group/Commercial Services, Inc., as administrative agent (the "Administrative
                                                               --------------
Agent") for the Existing Lenders are parties to a Financing Agreement, dated as
-----
of September 25, 1997, as amended by the First Amendment dated as of November 21, 1997 and the Second Amendment dated as of January 30, 1998 (as so amended, the "Existing Financing Agreement");
     ----------------------------

          WHEREAS, the Company, Squire and Miss Erika have requested that the Existing Financing Agreement be amended and restated to, among other things, (i) prepay the term loan in full, (ii) increase the revolving credit facility to $175,000,000, (iii) extend the maturity date of the revolving credit facility, and (iv) add JJ Acquisition Corp., a Delaware corporation to be known as Jeri-Jo Knitwear, Inc. ("Jeri-Jo" and together with Squire and Miss Erika, each a
                 -------
"Borrower" and collectively, the "Borrowers") as a Borrower;
 --------                         ---------

          WHEREAS, pursuant to such request, the Company, Squire, Miss Erika, Jeri-Jo, the financial institutions from time to time party to the Amended and Restated Financing Agreement (the "Lenders"), the Collateral Agent, the
                                   -------
Administrative Agent and Fleet Bank, NA, as documentation agent (the "Documentation Agent"), have entered into an Amended and Restated Financing
 -------------------
Agreement, dated as of June 18, 1998 (such agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Amended and Restated Financing Agreement");
 ----------------------------------------

          WHEREAS, [the Company] [a Borrower] directly owns all of the issued and outstanding shares of capital stock of the Guarantor; and

          WHEREAS, pursuant to Section 7.01(b) of the Amended and Restated Financing Agreement, the Guarantor is required to execute and deliver to the Collateral Agent a guaranty guaranteeing all Loans and Reimbursement Obligations (each as defined in the Amended and Restated Financing Agreement) and all other obligations under the Amended and Restated Financing Agreement;

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans and to assist the Borrowers in obtaining letters of credit, in each case pursuant to the Amended and Restated Financing Agreement, the Guarantor hereby agrees with the Lenders and the Collateral Agent as follows:

          SECTION 1.  Definitions.  Reference is hereby made to the Amended and
                      -----------
Restated Financing Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

          SECTION 2.  Guaranty.  The Guarantor hereby (i) irrevocably,
                      --------
absolutely and unconditionally guarantees the prompt payment by the Borrowers, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts now or hereafter owing in respect of the Notes, the Amended and Restated Financing Agreement and the other Loan Documents, including, without limitation, all Letter of Credit Obligations and all Ledger Debt, whether for principal, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to a Borrower whether or not a claim for post-filing interest is allowed in such proceeding), fees, commissions, expenses, indemnifications or otherwise (the "Obligations"), and (ii) agrees to pay any
                                    -----------
and all expenses (including counsel fees and expenses) incurred by the Collateral Agent and the Lenders in enforcing their rights under this Guaranty.

          SECTION 3.  Guarantor's Obligations Unconditional.
                      -------------------------------------

          (a) The Guarantor hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Collateral Agent or the Lenders with respect thereto. The Guarantor agrees that its guarantee constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by the Collateral Agent or the Lenders to any Collateral. The obligations of the Guarantor under this Guaranty are independent of the obligations under the Amended and Restated Financing Agreement and the other Loan Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or whether any Borrower is joined in any such action. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any provision of any Loan Document other than this Guaranty (including the creation or existence of any Obligations in excess of the amount permitted by any lending formulas contained in the Loan Documents or the amount evidenced by the Loan

Documents); (iii) any exchange or release of, or non-perfection of any Lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Obligations; (iv) the existence of any claim, set-off, defense or other right that the Guarantor may have against any Person, including, without limitation, the Collateral Agent or the Lenders, or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower or any other guarantor in respect of the Obligations or the Guarantor in respect hereof.

          (b) This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until such date on which all of the Obligations and all other expenses to be paid by the Guarantor pursuant hereto shall have been satisfied in full after the Total Commitment shall have been terminated and all Letters of Credit are canceled or cash collateralized, and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Collateral Agent upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

          SECTION 4.  Waivers.  The Guarantor hereby waives, to the extent
                      -------
permitted by applicable law, (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by the Borrowers;
(iii) notice of any actions taken by the Collateral Agent, the Borrowers or any Lender under any Loan Document or any other agreement or instrument relating thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving the Guarantor of its obligations hereunder; (v) any right to compel or direct the Collateral Agent or the Lenders to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source; (vi) any requirement that the Collateral Agent protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any Collateral; and (vii) any other defense available to the Guarantor.

          SECTION 5.  Subrogation.  Until the Obligations have been satisfied in
                      -----------
full, the Guarantor hereby waives and irrevocably agrees it will not exercise any and all rights which it has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against any Borrower on account of any payments made under this Guaranty or otherwise, including, without limitation, any and all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations and all such other expenses shall not have been paid in full, such amount shall be held in trust for the benefit of the Collateral Agent and the Lenders, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Collateral Agent to be applied in whole or in part by the Collateral Agent against the Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of the Amended and Restated Financing Agreement.

          SECTION 6.  Representations and Warranties.  The Guarantor hereby
                      ------------------------------
represents and warrants as follows:

          (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth on the first page hereof; and (ii) has all requisite corporate power and authority to execute, deliver and perform this Guaranty and each other Loan Document to which the Guarantor is a party.

          (b) The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document to which the Guarantor is a party (i) have been duly authorized by all necessary corporate action, (ii) do not contravene its charter or by-laws or any applicable law, (iii) do not violate any contractual restriction binding on or otherwise affecting the Guarantor, and
(iv) do not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to any such Loan Document.

          (c) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Loan Documents to which the Guarantor is a party.

          (d) Each of this Guaranty and the other Loan Documents to which the Guarantor is a party is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and general equity principles affecting the enforcement of creditors' rights generally.

          (e) There is no pending or, to the best knowledge of the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject, before any court or other Governmental Authority or any arbitrator (i) which challenges the validity or enforceability of this Guaranty or any of the other Loan Documents to which the Guarantor is a party, or (ii) in which there is a reasonable possibility of an adverse decision which would materially adversely affect the business, operations or financial condition of the Guarantor.

          (f) The Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Borrowers, and has no need of, or right to obtain from the Collateral Agent or any Lender, any credit or other information concerning the affairs, financial condition or business of the Borrowers that may come under the control of the Collateral Agent or any Lender.

          SECTION 7.  Right of Set-off.  Upon the occurrence and during the
                      ----------------
continuance of any Event of Default, the Collateral Agent, the Administrative Agent and the Lenders may, and are hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Collateral Agent, the Administrative Agent or any Lender to or for the credit of the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Collateral Agent, the Administrative Agent or any Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. The Collateral Agent, the Administrative Agent and the Lenders agree to notify the Guarantor promptly after any such set-off and application made by the Collateral Agent, the Administrative Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent, the Administrative Agent and the Lenders under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent, the Administrative Agent and the Lenders may have.

          SECTION 8.  Notices, Etc.  All notices and other communications
                      -------------
provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Guarantor, to it at its address at _______ ; if to the Collateral Agent, to it at its address set forth in the Amended and Restated Financing Agreement; or, as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Persons complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if sent by registered mail, return receipt requested, when received or three Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and a confirmation is received, provided the same is on a Business Day and, if not, on the next Business Day, or (iii) if delivered, upon delivery, provided the same is on a Business Day and, if not, on the next Business Day.

          SECTION 9.  Consent to Jurisdiction; Waiver of Immunities.
                      ---------------------------------------------

          (a) The Guarantor hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. The Guarantor hereby irrevocably appoints ___________ (the "Process Agent"), with an office on
                                              -------------
the date hereof at _____________________, as its agent to receive on behalf of the Guarantor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding.
Such service may be made by mailing (by certified or registered mail, postage prepaid and return receipt requested) or delivering a copy of such process to the Guarantor in care of the Process Agent at the Process Agent's above address, and the Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Guarantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Guarantor at its address specified in Section 8 hereof. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (b) Nothing in this Section 9 shall affect the right of the Collateral Agent to serve legal process in any other manner permitted by law or affect the right of the Collateral Agent to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdictions.

          (c) The Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Loan Documents.

          SECTION 10.   WAIVER OF JURY TRIAL.  EACH OF THE GUARANTOR AND, BY
                        --------------------
ACCEPTANCE HEREOF, THE COLLATERAL AGENT AND THE LENDERS WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          SECTION 11.   Miscellaneous.
                        -------------

          (a) The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Administrative Agent, for the benefit of the Lenders, at such address specified by the Administrative Agent from time to time by notice to the Guarantor.

          (b) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Collateral Agent, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (c) No failure on the part of the Collateral Agent, acting on behalf of the Lenders, to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

          (d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (e) This Guaranty shall (i) be binding on the Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Collateral Agent and the Lenders hereunder, to the benefit of the Collateral Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, to the extent permitted by Section 12.08 of the Amended and Restated Financing Agreement, any Lender may assign or otherwise transfer any Note held by it, and assign or otherwise transfer its rights under any other Loan Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lenders herein or otherwise. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent.

          (f) This Guaranty shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed therein without regard to conflict of law principles.

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.

                         [NAME OF GUARANTOR]

                         By:   _________________________

                               Name:
                               Title:

                                  EXHIBIT B-2
                                  -----------

                           FORM OF BORROWER GUARANTY

          GUARANTY, dated as of ____ ___, _____, made by __________________, a
________ corporation (the "Guarantor"), in favor of each of the Lenders (as
                           ---------
hereinafter defined) and NATIONSBANC COMMERCIAL CORPORATION, as collateral agent for the Lenders (the "Collateral Agent") pursuant to the Amended and Restated
                      ----------------
Financing Agreement referred to below.

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Norton McNaughton, Inc., a Delaware corporation (the "Company"), [Norton McNaughton of Squire, Inc., a New York corporation]
 -------
[("Squire")], [Miss Erika, Inc., a Delaware corporation] [("Miss Erika")] [the
   ------                                                   ----------
Guarantor], certain lenders (the "Existing Lenders"), NationsBanc Commercial
                                  ----------------
Corporation, as collateral agent (the "Collateral Agent") for the Existing
                                       ----------------
Lenders and The CIT Group/Commercial Services, Inc., as administrative agent (the "Administrative Agent") for the Existing Lenders are parties to a Financing
      --------------------
Agreement, dated as of September 25, 1997, as amended by the First Amendment dated as of November 21, 1997, the Second Amendment dated as of January 30, 1998 and the Third Amendment dated as of June 12, 1998 (as so amended, the "Existing
                                                                       --------
Financing Agreement");
-------------------

          WHEREAS, the Company, Squire and Miss Erika [the Guarantor] have requested that the Existing Financing Agreement be amended and restated to, among other things, (i) prepay the term loan in full, (ii) increase the revolving credit facility to $175,000,000, (iii) extend the maturity date of the revolving credit facility and (iv) add [JJ Acquisition Corp., a Delaware corporation to be known as Jeri-Jo Knitwear, Inc. ("Jeri-Jo")] [the Guarantor]
                                                    -------
as a borrower;

          WHEREAS, pursuant to such request the Company, [Squire], [Miss Erika], [Jeri-Jo] [the Guarantor], the financial institutions from time to time party to the Amended and Restated Financing Agreement (the "Lenders"), the Collateral
                                                   -------
Agent, the Administrative Agent and Fleet Bank, NA, as documentation agent, (the "Documentation Agent") have entered into an Amended and Restated Financing
 -------------------
Agreement, dated as of June 18, 1998 (such agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Amended and Restated Financing Agreement");
 ----------------------------------------

          WHEREAS, the Company directly owns all of the issued and outstanding shares of capital stock of the Guarantor; and

          WHEREAS, pursuant to Section 5.01(d)(ii) of the Amended and Restated Financing Agreement, the Guarantor is required to execute and deliver to the Collateral Agent a guaranty guaranteeing all Loans and Reimbursement Obligations (each as defined in the Amended and Restated Financing Agreement) of [Squire] [Miss Erika] [Jeri-Jo] (collectively, the "Borrowers") and all other obligations
                                           ---------
of the Borrowers under the Amended and Restated Financing Agreement;

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans and to assist the Borrowers in obtaining letters of credit, in each case pursuant to the Amended and Restated Financing Agreement, the Guarantor hereby agrees with the Lenders and the Collateral Agent as follows:

          SECTION 1.  Definitions.  Reference is hereby made to the Amended and
                      -----------
Restated Financing Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

          SECTION 2.  Guaranty.  The Guarantor hereby (i) irrevocably,
                      --------
absolutely and unconditionally guarantees the prompt payment by the Borrowers, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts now or hereafter owing by the Borrowers in respect of the Notes, the Amended and Restated Financing Agreement and the other Loan Documents, including, without limitation, all Letter of Credit Obligations and all Ledger Debt of the Borrowers, whether for principal, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to any Borrower whether or not a claim for post-filing interest is allowed in such proceeding), fees, commissions, expenses, indemnifications or otherwise (the "Obligations"), and (ii) agrees to
                                              -----------
pay any and all expenses (including counsel fees and expenses) incurred by the Collateral Agent and the Lenders in enforcing their rights under this Guaranty.

          SECTION 3.  Guarantor's Obligations Unconditional.
                      -------------------------------------

          (a) The Guarantor hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Collateral Agent or the Lenders with respect thereto. The Guarantor agrees that its guarantee constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by the Collateral Agent or the Lenders to any Collateral. The obligations of the Guarantor under this Guaranty are independent of the obligations under the Amended and Restated Financing Agreement and the other Loan Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or whether any Borrower is joined in any such action. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any provision of any Loan Document other than this Guaranty (including the creation or existence of any Obligations in excess of the amount permitted by any lending formulas contained in the Loan Documents or the amount evidenced by the Loan Documents); (iii) any exchange or release of, or non-perfection of any Lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Obligations; (iv) the existence of any claim, set-off, defense or other right that the Guarantor may have against any Person, including, without limitation, the Collateral Agent or the Lenders, or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower or any other guarantor in respect of the Obligations or the Guarantor in respect hereof.

          (b) This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until such date on which all of the Obligations and all other expenses to be paid by the Guarantor pursuant hereto shall have been satisfied in full after the Total Commitment shall have been terminated and all Letters of Credit are canceled or cash collateralized, and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Collateral Agent upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

          SECTION 4.  Waivers.  The Guarantor hereby waives, to the extent
                      -------
permitted by applicable law, (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by any Borrower; (iii) notice of any actions taken by the Collateral Agent, the Borrowers or any Lender under any Loan Document or any other agreement or instrument relating thereto;
(iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving the Guarantor of its obligations hereunder; (v) any right to compel or direct the Collateral Agent or the Lenders to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source; (vi) any requirement that the Collateral Agent protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against the Borrowers or any other Person or any Collateral; and
(vii) any other defense available to the Guarantor.

          SECTION 5.  Subrogation.  Until the Obligations have been satisfied in
                      -----------
full, the Guarantor hereby waives and irrevocably agrees it will not exercise any and all rights which it has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against the Borrowers on account of any payments made under this Guaranty or otherwise, including, without limitation, any and all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations and all such other expenses shall not have been paid in full, such amount shall be held in trust for the benefit of the Collateral Agent and the Lenders, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Collateral Agent to be applied in whole or in part by the Collateral Agent against the Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of the Amended and Restated Financing Agreement.

          SECTION 6.  Representations and Warranties.  The Guarantor hereby
                      ------------------------------
represents and warrants as follows:

          (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth on the first page hereof; and (ii) has all requisite corporate power and authority to execute, deliver and perform this Guaranty and each other Loan Document to which the Guarantor is a party.

          (b) The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document to which the Guarantor is a party (i) have been duly authorized by all necessary corporate action, (ii) do not contravene its charter or by-laws or any applicable law, (iii) do not violate any contractual restriction binding on or otherwise affecting the Guarantor, and
(iv) do not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to any such Loan Document.

          (c) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Loan Documents to which the Guarantor is a party.

          (d) Each of this Guaranty and the other Loan Documents to which the Guarantor is a party is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and general equity principles affecting the enforcement of creditors' rights generally.

          (e) There is no pending or, to the best knowledge of the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject, before any court or other Governmental Authority or any arbitrator (i) which challenges the validity or enforceability of this Guaranty or any of the other Loan Documents to which the Guarantor is a party, or (ii) in which there is a reasonable possibility of an adverse decision which would materially adversely affect the business, operations or financial condition of the Guarantor.

          (f) The Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Borrowers, and has no need of, or right to obtain from the Collateral Agent or any Lender, any credit or other information concerning the affairs, financial condition or business of the Borrowers that may come under the control of the Collateral Agent or any Lender.

          SECTION 7.  Right of Set-off.  Upon the occurrence and during the
                      ----------------
continuance of any Event of Default, the Collateral Agent, the Administrative Agent and the Lenders may, and are hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Collateral Agent, the Administrative Agent or any Lender to or for the credit of the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Collateral Agent, the Administrative Agent or any Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. The Collateral Agent, the Administrative Agent and the Lenders agree to notify the Guarantor promptly after any such set-off and application made by the Collateral Agent, the Administrative Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent, the Administrative Agent and the Lenders under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent, the Administrative Agent and the Lenders may have.

          SECTION 8.  Notices, Etc.  All notices and other communications
                      -------------
provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Guarantor, to it at its address at _______ ; if to the Collateral Agent, to it at its address set forth in the Amended and Restated Financing Agreement; or, as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Persons complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if sent by registered mail, return receipt requested, when received or three Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and a confirmation is received, provided the same is on a Business Day and, if not, on the next Business Day, or (iii) if delivered, upon delivery, provided the same is on a Business Day and, if not, on the next Business Day.

          SECTION 9.  Consent to Jurisdiction; Waiver of Immunities.
                      ---------------------------------------------

          (a) The Guarantor hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. The Guarantor hereby irrevocably appoints ___________ (the "Process Agent"), with an office on
                                              -------------
the date hereof at _____________________, as its agent to receive on behalf of the Guarantor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding.
Such service may be made by mailing (by certified or registered mail, postage prepaid and return receipt requested) or delivering a copy of such process to the Guarantor in care of the Process Agent at the Process Agent's above address, and the Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Guarantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Guarantor at its address specified in Section 8 hereof. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (b) Nothing in this Section 9 shall affect the right of the Collateral Agent to serve legal process in any other manner permitted by law or affect the right of the Collateral Agent to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdictions.

          (c) The Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Loan Documents.

          SECTION 10.   WAIVER OF JURY TRIAL.  EACH OF THE GUARANTOR AND, BY
                        --------------------
ACCEPTANCE HEREOF, THE COLLATERAL AGENT AND THE LENDERS WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          SECTION 11.   Miscellaneous.
                        -------------

          (a) The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Administrative Agent, for the benefit of the Lenders, at such address specified by the Administrative Agent from time to time by notice to the Guarantor.

          (b) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Collateral Agent, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (c) No failure on the part of the Collateral Agent, acting on behalf of the Lenders, to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

          (d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (e) This Guaranty shall (i) be binding on the Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Collateral Agent and the Lenders hereunder, to the benefit of the Collateral Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, to the extent permitted by Section 12.08 of the Amended and Restated Financing Agreement, any Lender may assign or otherwise transfer any Note held by it, and assign or otherwise transfer its rights under any other Loan Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lenders herein or otherwise. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent.

          (f) This Guaranty shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed therein without regard to conflict of law principles.

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.

                               [NAME OF GUARANTOR]

                               By:   _________________________
                                     Name:
                                     Title:

                                 EXHIBIT C-1

                      FORM OF BORROWER SECURITY AGREEMENT
                      -----------------------------------


          SECURITY AGREEMENT, dated as of _____ ___, _____ made by _________________________, a ________ corporation (the "Grantor"), in favor of
                                                        -------
NATIONSBANC COMMERCIAL CORPORATION, as collateral agent for the Lenders parties to the Amended and Restated Financing Agreement referred to below (in such capacity, the "Collateral Agent").
               ----------------


                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Norton McNaughton, Inc., a Delaware corporation (the "Company"), [Norton McNaughton of Squire, Inc., a New York corporation
  -------
("Squire")], [Miss Erika, Inc., a Delaware corporation ("Miss Erika")] [the
  ------                                                 ----------
Grantor], certain lenders (the "Existing Lenders"), NationsBanc Commercial
                                ----------------
Corporation, as collateral agent (the "Collateral Agent") for the Existing
                                       ----------------
Lenders and The CIT Group/Commercial Services, Inc., as administrative agent (the "Administrative Agent") for the Existing Lenders are parties to a Financing
      --------------------
Agreement, dated as of September 25, 1997, as amended by the First Amendment dated as of November 21, 1997, the Second Amendment dated as of January 30, 1998 and the Third Amendment dated as of June 12, 1998 (as so amended, the "Existing
                                                                       --------
Financing Agreement");
-------------------

          WHEREAS, pursuant to the Existing Financing Agreement, the Existing Lenders extended credit to Squire and Miss Erika [the Grantor] consisting of (i) a term loan in the original principal amount of $15,000,000 and (ii) revolving credit loans in an aggregate principal amount at any one time outstanding not to exceed $125,000,000, a portion of which included letters of credit issued with the assistance of the Collateral Agent and the Existing Lenders for the account of Squire and Miss Erika [the Grantor];

          WHEREAS, the Company, Squire and Miss Erika [the Grantor] have requested that the Existing Financing Agreement be amended and restated to, among other things (i) prepay the term loan in full, (ii) increase the revolving credit facility to provide revolving credit loans to the Borrowers at any one time outstanding not to exceed $175,000,000 (the "Revolving Credit Loans", and
                                                  ----------------------
each a "Loan" and collectively, the "Loans"), which may include letters of
        ----                         -----
credit (the "Letters of Credit") issued with the assistance of the Collateral
             -----------------
Agent and the Lenders for the account of the Borrowers, (iii) extend the maturity date of the revolving credit facility and (iv) add [the Grantor] [JJ Acquisition Corp., a Delaware corporation to be known as Jeri-Jo Knitwear,

Inc.("Jeri-Jo" and together with Squire and Miss Erika each, a "Borrower" and
      -------                                                   --------
collectively, the "Borrowers")] as a Borrower;
                   ---------

          WHEREAS, pursuant to such request the Company, Squire, Miss Erika, [the Grantor] [Jeri-Jo], the Collateral Agent, the Administrative Agent, Fleet Bank, NA, as documentation agent (the "Documentation Agent"), and the financial
                                       -------------------
institutions from time to time party thereto (the "Lenders") have entered into
                                                   -------
an Amended and Restated Financing Agreement, dated as of June __, 1998 (such agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Amended and Restated Financing Agreement"); and
                                ----------------------------------------

          WHEREAS, it is a condition precedent to the Lenders making any Loan or assisting the Grantor in obtaining the issuance of any Letter of Credit pursuant to the Amended and Restated Financing Agreement that the Grantor shall have executed and delivered to the Collateral Agent a security agreement providing for the grant to the Collateral Agent for the benefit of the Lenders of a security interest in all personal property of the Grantor;

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans and to assist the Grantor in obtaining the issuance of Letters of Credit pursuant to the Amended and Restated Financing Agreement, the Grantor hereby agrees with the Collateral Agent as follows:

          SECTION 1.  Definitions.   Reference is hereby made to the Amended and
                      -----------
Restated Financing Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Amended and Restated Financing Agreement or in Article 9 of the Uniform Commercial Code (the "Code") currently
                                                               ----
in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

          SECTION 2.  Grant of Security Interest.  As collateral security for
                      --------------------------
all of the Obligations (as defined in Section 3 hereof), the Grantor hereby pledges and collaterally assigns to the Collateral Agent, and grants to the Collateral Agent for the benefit of the Lenders a continuing security interest in, all personal property and fixtures of the Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "Collateral"),
                                                            ----------
including, without limitation, all of the Grantor's right, title and interest in and to the following:

          (a) all equipment of any kind including, without limitation, all furniture, fixtures and machinery, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, together with all substitutes, replacements, accessions and additions thereto, and all tools, parts, accessories and attachments used in connection therewith (hereinafter collectively referred to as the "Equipment");
                                 ---------

          (b) all inventory of any kind wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, (including, without limitation, all types of inventory, merchandise, goods, property and other assets that are held by the Grantor for sale, lease or other disposition or to be furnished under a contract for services, whether such inventory, merchandise, goods, property and other assets are raw, in process, finished, trim or piece goods, and materials used or consumed in the business of the Grantor, and goods returned to or repossessed by the Grantor and goods in which the Grantor has an interest in mass or in joint or other interest or right of any kind, including consigned goods and goods being processed), and all accessions thereto and products thereof and all packing and shipping materials (any and all such inventory, accessions and products being hereinafter referred to as the "Inventory");
                    ---------

          (c) (i) all present and future accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations of any kind arising out of or in connection with the sale, lease or other disposition of goods or the rendering of services or otherwise; (ii) all of the Grantor's right, title and interest, and all of the Grantor's rights, remedies, security and Liens, in, to and in respect of any credit insurance, accounts (including, without limitation, rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party), guaranties or other contracts of suretyship with respect to accounts, and deposits or other security for the obligation of any Account Debtor; (iii) all rights relating to the sale or other transfer of property to, or the construction, renovation, processing or other improvement of property by or for the Grantor; (iv) all rights now or hereafter existing in and to all letters of credit, security agreements, leases and other contracts now or hereafter existing and securing or otherwise relating to such accounts, contract rights, chattel paper, instruments, documents, general intangibles or other rights or obligations (including, without limitation, the contracts described in SCHEDULE I hereto); (v) all goods relating to, or which by sale have resulted in, accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any accounts, and all returned, reclaimed or repossessed goods; and
(vi) all credit balances and other amounts due and owing to the Grantor under the [amended and restated] factoring agreement between NationsBanc Commercial Corporation and the Grantor dated as of ___________ __, 199_, as amended, restated or otherwise modified from time to time (the "Factoring Agreement") and
                                                       -------------------
all agreements which replace or supersede the Factoring Agreement (any and all such accounts, contract rights, chattel paper, instruments, documents, general intangibles and obligations being hereinafter referred to collectively as the "Receivables", and any and all such credit insurance, guaranties, letters of
 -----------
credit, security agreements, leases and other contracts being hereinafter referred to collectively as the "Related Contracts");
                                 -----------------

          (d) (i) all trademarks, service marks, trade names, business names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by the Grantor (including, without limitation, all trademarks, service marks, trade names, business names, trade styles, designs, logos and other source or business identifiers described in SCHEDULE II or VI hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other records of the Grantor relating to the distribution of products and services in connection with which any of such marks are used, and all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past and future infringements or dilution's thereof and the right to sue for past, present and future infringements and dilutions thereof (hereinafter referred to collectively as the "Trademarks"), and (ii) all
                                                      ----------
licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensor or licensee and providing for the grant of any right to use any Trademark, including, without limitation, all Trademark Licenses described in SCHEDULE II hereto, together with any goodwill connected with and symbolized by any such trademark licenses or agreements and the right to prepare for sale and sell any and all Inventory now or hereafter owned by the Grantor and now or hereafter covered by such licenses (hereinafter referred to collectively as the "Trademark Licenses");
                     ------------------

          (e) (i) all letters patent, design patents and utility patents, and all inventions, trade secrets, proprietary information and technology, know-how, formulae and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all letters patent, design patents and utility patents described in SCHEDULE III hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof (hereinafter referred to collectively as the "Patents"), and (ii) all
                                                      -------
licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any patent (hereinafter referred to collectively as the "Patent Licenses") (including, without
                                 ---------------
limitation, all Patent Licenses set forth in SCHEDULE III hereto);

          (f) (i) all copyrights, including, without limitation, all original works of authorship fixed in any tangible medium of expression, acquired or used by the Grantor (including, without limitation, all copyrights described in
SCHEDULE IV hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof (hereinafter referred to collectively as the "Copyrights"), and
                                                               ----------
(ii) all licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (hereinafter referred to collectively as the "Copyright Licenses" and together with the Trademark
                     ------------------
Licenses and the Patent Licenses, the "Licenses") (including, without
                                       --------
limitation, all Copyright Licenses set forth in SCHEDULE IV hereto);

          (g) (i) all moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Collateral Agent, the Administrative Agent or any Lender from or for the Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Grantor's sums and credits with, and all of the Grantor's claims against the Collateral Agent, the Administrative Agent or any Lender at any time existing; (ii) all rights, interests, choses in action, causes of actions, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired by the Grantor, including, without limitation, all corporate and other business records, all loans, royalties, and all other forms of obligations receivable whatsoever (other than Receivables); (iii) all computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence, advertising materials and other source or business identifiers; (iv) all customer and supplier contracts, sale orders, rights under license and franchise agreements, and other contracts and contract rights[, including without limitation, all rights of Grantor in the Miss Erika Acquisition Agreement and all related agreements] [, including without limitation, all rights of Grantor in the Jeri-Jo Purchase Agreement and all related agreements]; (v) all interests in partnerships, limited liability companies and joint ventures, including all moneys due from time to time in respect thereof; (vi) all federal, state and local tax refunds and federal, state and local tax refund claims and all judgments in favor of Grantor and all of Grantor's rights with respect thereto;
(vii) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (viii) all payments due or made to the Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person or Governmental Authority;
(ix) all lock-box and all deposit accounts (general or special) or other accounts with any bank or other financial institution, including, without limitation, all depository or other accounts maintained by the Grantor at the Administrative Agent, the Collateral Agent or any Lender and all funds on deposit therein; (x) all credits with and other claims against third parties (including carriers and shippers) (other than Receivables); (xi) all rights to indemnification; (xii) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (xiii) all proceeds of insurance of which the Grantor is the beneficiary; (xiv) all letters of credit, guaranties, liens, security interests and other security held by or granted to the Grantor; (xv) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; and (xvi) all general intangibles, whether or not similar to the foregoing, in each instance, however and wherever arising;

          (h) the books and records of the Grantor relating to any of the foregoing Collateral, including, without limitation, all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral; and

          (i) all cash and non-cash proceeds of any and all of the foregoing Collateral (including, without limitation, (i) damages and payments for past or future infringements of the Trademarks, the Patents or the Copyrights and (ii) the right to sue for past, present and future infringements of the Trademarks, the Patents or the Copyrights) and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof) and any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

in each case howsoever the Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise); provided that,
                                                                --------
nothing hereunder constitutes or shall be deemed to constitute the grant of a security interest in favor of the Collateral Agent in the Grantor's interest in any Related Contract or other contract right, any License or other license agreement, any lease or any other general intangible (other than any of the foregoing constituting an account or a general intangible for money due or to become due to which Section 9-318(4) of the Code applies) (each such contract right, license agreement, lease and other general intangible, other than those described in the preceding parenthesis, being hereinafter referred to as "Excluded Property"), if the granting of a security interest therein by the
 -----------------
Grantor to the Collateral Agent is prohibited by the terms and provisions of the written agreement, document or instrument creating or evidencing such Excluded Property, and either (i) such agreement, document or instrument was entered into prior to the date of this Agreement, or (ii) such agreement, document or instrument is entered into after the date of this Agreement and the Grantor delivers to the Collateral Agent a copy of such agreement, document or instrument, provided, however, that (1) if and when the prohibition which
            --------  -------
prevents the granting by the Grantor to the Collateral Agent of a security interest in any Excluded Property is removed or otherwise terminated, the Collateral Agent will be deemed to have, and at all times to have had, a security interest in such Excluded Property, and (2) the Grantor shall use its reasonable efforts to exclude from any written agreement, document or instrument entered into on or after the date of this Agreement creating or evidencing any contract right, license, lease or general intangible, any prohibition against the granting by the Grantor to the Collateral Agent of a security interest therein to the extent that such exclusion or such efforts would not result in such agreement, document or instrument containing terms which are less favorable to the Grantor than would be the case but for such exclusion or such efforts or would result in a decision by the Persons proposed to be parties to such agreement, document or instrument not to enter into such agreement, document or instrument. Notwithstanding anything set forth herein to the contrary, the Collateral Agent will be deemed to have, and at all times to have had, a security interest in the proceeds of such Excluded Property.

          SECTION 3.  Security for Obligations.  The security interest created
                      ------------------------
hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):
 -----------
          (a) the prompt payment by the Grantor, as and when due and payable, of all amounts from time to time owing by it in respect of the Amended and Restated Financing Agreement, the Notes, its Guaranty and the other Loan Documents, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Grantor, whether or not a claim for post-filing interest is allowed in such proceeding), all Letter of Credit Obligations and Ledger Debt and all interest thereon, all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document; and

          (b) the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of the Amended and Restated Financing Agreement, the Notes, its Guaranty and all other Loan Documents.

          SECTION 4.  Representations and Warranties.  The Grantor represents
                      ------------------------------
and warrants as follows:

          (a) There is no pending or, to the knowledge of the Grantor, threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or arbitrator, that may adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder.

          (b) All taxes, assessments and other governmental charges imposed upon the Grantor or any property of the Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except (i) to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine and Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been established for the payment thereof and (ii) Liens permitted by Section 7.01(c)(ii)(B) of the Amended and Restated Financing Agreement.

          (c) All Equipment and Inventory is located at the addresses specified therefor in SCHEDULE V hereto or at such other locations permitted by the terms of Section 5(b) hereof. The Grantor's chief place of business and chief executive office, the place where the Grantor keeps its records concerning Receivables and all originals of all chattel paper which constitute Receivables are located at the addresses specified therefor in SCHEDULE V hereto. None of the Receivables is evidenced by a promissory note or other instrument unless such promissory note or instrument has been pledged to the Collateral Agent.
Set forth in SCHEDULE VI hereto is a complete and correct list of each trade name used by the Grantor.

          (d) The Grantor has delivered to the Collateral Agent complete and correct copies of each Related Contract described on SCHEDULE I hereto, which represent all of the Related Contracts existing on the date of this Agreement, the Factoring Agreement, the Miss Erika Acquisition Agreement, the Jeri-Jo Purchase Agreement and each License described in SCHEDULE II, SCHEDULE III and
Schedule IV hereto, including in each such case all schedules and exhibits thereto. Each Related Contract, Factoring Agreement and License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of the Grantor in respect thereof. Each Related Contract now existing is, and each other Related Contract will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights and to general principles of equity. To the knowledge of the Grantor, no default thereunder by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

          (e) The Grantor owns and controls, or otherwise possesses adequate rights to use, all Trademarks, Patents and Copyrights, which are the only trademarks, patents and copyrights necessary to conduct its business in substantially the same manner as conducted as of the date hereof. SCHEDULE II hereto sets forth a true and complete list of all Trademarks and Trademark Licenses owned or used by the Grantor as of the date hereof. SCHEDULE III hereto sets forth a true and complete list of all Patents and Patent Licenses owned or used by the Grantor as of the date hereof. SCHEDULE IV hereto sets forth a true and complete list of all Copyrights and Copyright Licenses owned or used by the Grantor as of the date hereof. All of such Copyrights, Patents and Trademarks are subsisting and in full force and effect, have not been adjudged invalid or unenforceable, are valid and enforceable and have not been abandoned in whole or in part. Except as set forth in SCHEDULE II, III or IV hereto, none of such Copyrights, Patents or Trademarks is the subject of any licensing or franchising agreement. The Grantor has no knowledge of any conflict with the rights of others to any Trademark, Patent or Copyright and, to the best knowledge of the Grantor, the Grantor is not now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of the Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by the Grantor.

          (f) The Grantor is the sole and exclusive owner of the Collateral free and clear of any Lien, except for (i) the security interest created by this Agreement, (ii) the security interests and other encumbrances permitted by the Amended and Restated Financing Agreement and (iii) sales of assets permitted by the terms of the Amended and Restated Financing Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office, except (i) such as may have been filed in favor of the Collateral Agent relating to this Agreement, and (ii) such as may have been filed to perfect or protect any security interest or encumbrance permitted by the Amended and Restated Financing Agreement.

          (g) The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene law or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

          (h) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for
(i) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in SCHEDULE VII hereto, (B) with respect to the perfection of the security interest created hereby in the United States Trademarks, United States Patents and United States Copyrights for the recording of the Assignment for Security (Trademarks), substantially in the form of Exhibit A hereto, the Assignment for Security (Patents), substantially in the form of Exhibit B hereto, or the Assignment for Security (Copyrights), substantially in the form of Exhibit C hereto, as applicable, in the United States Patent and Trademark Office or the United States Copyright Office, as applicable or (C) with respect to the perfection of the security interest created hereby in foreign Trademarks, Patents and Copyrights, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to Patents, Trademarks, Copyrights, Patent Licenses, Trademark Licenses and Copyright Licenses.

          (i) This Agreement creates valid security interests in favor of the Collateral Agent for the benefit of the Lenders in the Collateral, as security for the Obligations. The Collateral Agent's having possession of all instruments and cash constituting Collateral from time to time, the recording of the Assignment for Security (Trademarks), the Assignment for Security (Patents) and the Assignment for Security (Copyrights), as applicable, executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and the filing of the financing statements described in SCHEDULE VII hereto and, with respect to Patents, Trademarks and Copyrights hereafter existing and not covered by an Assignment for Security (Trademarks), an Assignment for Security (Patents) or an Assignment for Security (Copyrights), as applicable, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment, result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the security interests and other encumbrances permitted pursuant to the Amended and Restated Financing Agreement.

          SECTION 5.  Covenants as to the Collateral.  So long as any of the
                      ------------------------------
Obligations shall remain outstanding or the Total Commitment shall not have terminated, unless the Collateral Agent shall otherwise consent in writing:

          (a)  Further Assurances.  The Grantor will at its expense, at any time
               ------------------
and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or reasonably desirable or that the Collateral Agent may reasonably request in order (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously each chattel paper included in the Receivables and each License and Related Contract and, at the request of the Collateral Agent, each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Collateral Agent, indicating that such chattel paper, License, Related Contract or Collateral is subject to the security interest created hereby, (B) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to the Collateral Agent hereunder any such note, instrument or chattel paper duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent, (C) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or reasonably desirable or that the Collateral Agent may reasonably request in order to perfect and preserve the security interest purported to be created hereby, and (D) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

          (b)  Location of Equipment and Inventory.  The Grantor will keep the
               -----------------------------------
Equipment and Inventory (other than used Equipment and Inventory sold in the ordinary course of business in accordance with Section 5(g) hereof) at the locations specified therefor in Section 4(c) hereof, or, upon written notice to the Collateral Agent in accordance with Section 7.01(n) of the Amended and Restated Financing Agreement accompanied by a new SCHEDULE V hereto indicating each new location of the Equipment and Inventory, at such other locations in the continental United States as the Grantor may elect, provided that (i) the Grantor shall promptly have taken all action requested by the Collateral Agent to grant to the Collateral Agent a perfected, first priority security interest in such Equipment and Inventory, and (ii) the Collateral Agent's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby.

          (c)  Condition of Equipment.  The Grantor will maintain or cause to be
               ----------------------
maintained in good working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment. The Grantor shall promptly furnish to the Collateral Agent a statement describing in reasonable detail any loss or damage in excess of $100,000 to any Equipment or Inventory due to casualty.

          (d)  Taxes, Etc.  The Grantor will pay promptly when due all property
               ----------
and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except (i) to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof or (ii) Liens permitted by Section 7.01(c)(ii)(B) of the Amended and Restated Financing Agreement.

          (e)  Insurance.
               ---------

               (i) The Grantor will, at its own expense, maintain insurance as required by Section 7.01(h) of the Amended and Restated Financing Agreement. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and the Grantor as their respective interests may appear. Each policy for property damage insurance shall provide for all losses (except for losses of less than $__________ per occurrence and losses accruing during the continuance of an Event of Default), to be adjusted with, and paid directly to the Collateral Agent. Each such policy shall in addition (A) name the Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (B) contain the agreement by the insurer that any loss thereunder shall be payable, notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (C) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. The Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. The Grantor will also, at the request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

          (ii) Payment under any liability insurance maintained by the Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory as to which clause (iii) of this Section 5(e) is not applicable, the Grantor will, in the exercise of its reasonable business judgment, make or cause to be made the necessary repairs to or replacements of such Equipment and Inventory, and any proceeds of insurance maintained by the Grantor pursuant to this Section 5(e) shall upon receipt by the Collateral Agent, be paid to the Grantor as reimbursement for the costs of such repairs or replacements.

          (iii) Upon the occurrence and during the continuance of an Event of Default or the actual or constructive total loss (in excess of $_____ per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment and Inventory shall be paid to the Collateral Agent and applied as specified in Section 7(b) hereof.

        (f) Provisions Concerning the Receivables, the Related Contracts and
            ----------------------------------------------------------------
the Licenses.
------------

          (i) The Grantor will (A) give the Collateral Agent at least 30 days' prior written notice of any change in the Grantor's name, identity or corporate structure, (B) keep its chief place of business and chief executive office and all originals of all chattel paper which constitute Receivables at the location(s) specified therefor in SCHEDULE V hereof or such other location for which the Grantor has complied with all of the provisions of Section 5(b) hereof, and (C) keep adequate records concerning the Receivables and such chattel paper and permit representatives of the Collateral Agent during normal business hours, upon reasonable notice and without undue interruption of the business of the Grantor to inspect and make abstracts from such records and chattel paper pursuant to the terms of the Amended and Restated Financing Agreement, provided that such notice shall not be required during the continuance of an Event of Default.

          (ii) The Grantor will duly perform and observe all of its obligations under each Related Contract and, except as otherwise provided in the Factoring Agreement and in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Receivables. In connection with such collections and subject to the prior rights of the Factor under the Factoring Agreement and the Assignment Agreement, the Grantor may (and, at the Collateral Agent's direction, will) take such action as the Grantor or the Collateral Agent may deem necessary or advisable to enforce collection or performance of the Receivables; provided, however, subject to the prior rights of the Factor under
             --------  -------
the Factoring Agreement and the Assignment Agreement, the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Receivables of the assignment of such Receivables to the Collateral Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of the Grantor and to the extent permitted by law, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of a notice from the Collateral Agent that the Collateral Agent has notified or intends to notify the Account Debtors or obligors under any Receivables as referred to in the proviso to the immediately preceding sentence and subject to the prior rights of the Factor under the Factoring Agreement and the Assignment Agreement, (A) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be held as cash collateral and either (1) credited to the Loan Account so long as no Event of Default shall have occurred and be continuing or
(2) if any Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof, and (B) the Grantor will not adjust, settle or compromise the amount or payment of any Receivable or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. In addition, subject to prior rights of the Factor under the Factoring Agreement and the Assignment Agreement, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to notify the United States Postal Service authorities to change the address for delivery of mail addressed to the Grantor to such address as the Collateral Agent may designate and to do all other acts and things necessary to carry out this Agreement. For the avoidance of doubt, as long as the Factoring Agreement remains in effect, the Collateral Agent will not exercise any rights with respect to the Receivables prohibited by or which are inconsistent with the terms of the Factoring Agreements or the Assignment Agreement.

          (iii) Upon the occurrence and during the continuance of any breach or default under any Related Contract referred to in SCHEDULE I hereto or otherwise specified in writing by the Collateral Agent from time to time or any License referred to in SCHEDULE II, III or IV hereto by any party thereto other than the Grantor, the Grantor will (A) promptly after obtaining knowledge thereof, give the Collateral Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, and (B) upon written instructions from the Collateral Agent and at the Grantor's expense, take such action as the Collateral Agent may deem reasonably necessary or advisable in respect thereof.

          (iv) The Grantor will, at its expense, promptly deliver to the Collateral Agent a copy of each notice or other communication received by it by which any other party to any Related Contract referred to in SCHEDULE I hereto or otherwise specified by the Collateral Agent from time to time or any License referred to in SCHEDULE II, III or IV hereto purports to exercise any of its rights or affect any of its obligations thereunder which is reasonably likely to have a Material Adverse Effect, together with a copy of any reply by the Grantor thereto.

          (v) The Grantor will take all action necessary to maintain all Licenses in full force and effect, except where such failure to maintain would not be reasonably likely to have a Material Adverse Effect. The Grantor will not, without the prior written consent of the Collateral Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any Related Contract referred to in SCHEDULE I hereto or any License referred to in SCHEDULE II, III or IV hereto to the extent such action is reasonably likely to have a Material Adverse Effect.

          (g)  Transfers and Other Liens.
               -------------------------

               (i) The Grantor will not sell, assign (by operation of law or otherwise), lease, exchange or otherwise transfer or dispose of any of the Collateral except to the extent permitted under Section 7.02(d)(ii) of the Amended and Restated Financing Agreement, subject to the obligation of the Grantor to make payments pursuant to Section 2.07(g) of the Amended and Restated Financing Agreement.

               (ii) The Grantor will not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Collateral, except for (A) the Liens and security interest created by this Agreement and the other Loan Documents and (B) the Liens, security interests and other encumbrances permitted by the Amended and Restated Financing Agreement .

          (h)  Trademarks, Patents and Copyrights.
               ----------------------------------

               (i) If applicable, the Grantor has duly executed and delivered the Assignment for Security (Trademarks) in the form attached hereto as Exhibit A, the Assignment for Security (Patents) in the form attached hereto as Exhibit B and the Assignment for Security (Copyrights) in the form attached hereto as Exhibit C. The Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action reasonably necessary to maintain all of the Trademarks, Patents and Copyrights in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force free from any claim of abandonment for nose, and the Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark or Copyright may become invalidated; provided, however, that so long as no Event of Default
                    --------  -------
has occurred and is continuing, the Grantor shall have no obligation to use or to maintain any Trademark or Copyright (A) that relates solely to any product or work that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with a trademark or copyright substantially similar to the Trademark or Copyright, as the case may be,that may be abandoned or otherwise become invalid, so long as such replacement Trademark or Copyright, as the case may be is subject to the security interest purported to be created by this Agreement, (C) that is substantially the same as another Trademark or Copyright, as the case may be, that is in full force, so long as such other Trademark or Copyright, as the case may be, is subject to the Lien and security interest created by this Agreement, or (D) that is not necessary for the operation of Grantor's business and is discontinued or disposed of in the ordinary course of business. The Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office to maintain each registration of the Trademarks, the Patents and the Copyrights (other than those Trademarks and Copyrights described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of taxes. If any Trademark, Patent or Copyright is infringed, misappropriated or diluted in any material respect by a third party, the Grantor shall (x) upon learning of such infringement, misappropriation or dilution, promptly notify the Collateral Agent and (y) to the extent the Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Grantor shall deem appropriate under the circumstances to protect such Trademark, Patent or Copyright. The Grantor shall furnish to the Collateral Agent from time to time (but, unless an Event of Default has occurred and is continuing, no more frequently than annually) statements and schedules further identifying and describing the Patents, the Trademarks and the Copyrights and such other reports in connection with the Patents, the Trademarks and the Copyrights as the Collateral Agent may reasonably request, all in reasonable detail and promptly upon request of the Collateral Agent, following receipt by the Collateral Agent of any such statements, schedules or reports, the Grantor shall modify this Agreement by amending SCHEDULES II, III or IV hereto, as the case may be, to include any Patent, Trademark or Copyright which becomes part of the Collateral under this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default the Grantor may not abandon or otherwise permit a Trademark, Patent or Copyright to become invalid without the prior written consent of the Collateral Agent, and if any Trademark, Patent or Copyright is infringed, misappropriated or diluted in any material respect by a third party, the Grantor will take such action as the Collateral Agent shall deem appropriate under the circumstances to protect such Trademark, Patent or Copyright.

          (ii) In no event shall the Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, unless it gives the Collateral Agent written notice thereof, but in no event later than 5 Business Days after the filing of any such application. Upon request of the Collateral Agent, the Grantor shall execute and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest hereunder in such Trademark, Patent or Copyright and the general intangibles of the Grantor relating thereto or represented thereby, and the Grantor hereby constitutes the Collateral Agent its attorney-in-fact to execute and file, during the continuance of an Event of Default, all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the termination of the Total

Commitment, the repayment of all of the Obligations in full and the termination of the Loan Documents.


          (j) Inspection and Reporting. The Grantor shall permit the
              ------------------------
Collateral Agent, the Administrative Agent or any Lender, or any agents or representatives thereof or such professionals or other Persons as the Collateral Agent may designate (i) to examine and inspect the books and records of the Grantor and take copies and extracts therefrom, (ii) to verify materials, leases, notes, receivables, inventory and other assets of the Grantor from time to time, and (iii) to conduct physical counts, appraisals and/or valuations at the locations of the Grantor, in each case as provided and subject to the confidentiality requirements set forth in the Amended and Restated Financing Agreement.


          SECTION 6.  Additional Provisions Concerning the Collateral.
                      -----------------------------------------------

          (a) The Grantor hereby authorizes the Collateral Agent to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

          (b) The Grantor hereby irrevocably appoints the Collateral Agent the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Agent's discretion upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under Section 5(f) hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 5(e) hereof, and to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection therewith, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, and (iv) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any Collateral.

          (c) For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, assign, license or sublicense any of the Patents, Trademarks or Copyrights now owned or hereafter acquired by the Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Amended and Restated Financing Agreement that limits the right of the Grantor to dispose of its property and Section 5(h) hereof, so long as no Event of

Default shall have occurred and be continuing,the Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Patents, Trademarks or Copyrights in the ordinary course of the business of the Grantor. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Collateral Agent shall promptly from time to time, upon the request of the Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Grantor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Patents, Trademarks or Copyrights and the release of the Lien created hereby). Further, upon the payment in full of all of the Obligations and cancellation or termination of the Total Commitments, the Collateral Agent (subject to Section 10(e) hereof) shall transfer to the Grantor all of the Collateral Agent's right, title and interest in and to the Patents, Trademarks and Copyrights, and the Licenses, all without recourse, representation or warranty whatsoever. The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Grantor in accordance with the second sentence of this clause
(c). The Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent's gross negligence or willful misconduct.

          (d) If the Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

          (e) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          (f) Anything herein to the contrary notwithstanding (i) the Grantor shall remain liable under the Related Contracts, Factoring Agreement and Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release the Grantor from any of its obligations under the Related Contracts, Factoring Agreement and Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Related Contracts, Factoring Agreement and Licenses or with respect to any of the other Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 7.  Remedies Upon Default.  If any Event of Default shall have
                      ---------------------
occurred and be continuing:

          (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 Business Days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Collateral Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree and waives all rights which the Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. In addition to the foregoing, (i) upon written notice from the Collateral Agent, the Grantor shall cease any use of the Trademarks, Patents or Copyrights or any mark, patent or copyright similar thereto for any purpose described in such notice; (ii) the Collateral Agent may, at any time and from time to time, upon 10 days' prior notice to the Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Trademarks, Patents and Copyrights, throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (iii) the Collateral Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence of an Event of Default), execute and deliver on behalf of the Grantor, one or more instruments of assignment of the Trademarks, Patents and Copyrights (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

          (b) Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of or collection from, or other realization upon, all or any part the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Collateral Agent against, all or any part of the Obligations as provided in Section 4.04(b) of the Amended and Restated Financing Agreement.

          (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Lenders are legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses of any attorneys employed by the Collateral Agent to collect such deficiency.

          SECTION 8.  Indemnity and Expenses.
                      ----------------------

          (a) The Grantor agrees to indemnify and hold the Collateral Agent harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, costs or expenses (including, without limitation, reasonable legal fees and disbursements of Collateral Agent's counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Collateral Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) The Grantor will upon demand pay to the Collateral Agent the amount of any and all costs and expenses, including the reasonable fees and disbursements of the Collateral Agent's counsel and of any experts and agents, which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, or (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

          SECTION 9.  Notices, Etc.  All notices and other communications
                      ------------
provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Grantor or the Collateral Agent, to the parties and at the addresses specified in the Amended and Restated Financing Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this
Section 9. All such notices and other communications shall be effective (i) if sent by certified mail, return receipt requested, when received or 3 Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day or (iii) if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

          SECTION 10. Miscellaneous.
                      -------------

          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent to exercise any of its rights under any other Loan Document against such party or against any other Person.

          (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations after the Total Commitment has been terminated and all Letters of Credit have been canceled or cash collateralized, and (ii) be binding on the Grantor and its successors and assigns and shall inure, together with all rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the Lenders their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence and subject to the terms of the Amended and Restated Financing Agreement, the Collateral Agent and Lenders may assign or otherwise transfer their rights under this Agreement and any other Loan Document, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent and the Lenders herein or otherwise. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer shall be null and void.

          (e) Upon the satisfaction in full of the Obligations after the Total Commitment has been terminated and all Letters of Credit have been canceled or cash collateralized, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantor, and (ii) the Collateral Agent will, upon the Grantor's request and at the Grantor's expense promptly, (A) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

          (f) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and effect of perfection or non-perfection of the security interest created hereby or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of New York.

          IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                   [GRANTOR]

                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________

                       SCHEDULE I TO SECURITY AGREEMENT

                               RELATED CONTRACTS

                       SCHEDULE II TO SECURITY AGREEMENT

                                  TRADEMARKS
                                      AND
                              TRADEMARK LICENSES

                      SCHEDULE III TO SECURITY AGREEMENT

                          PATENTS AND PATENT LICENSES

                       SCHEDULE IV TO SECURITY AGREEMENT

                       COPYRIGHTS AND COPYRIGHT LICENSES

                       SCHEDULE V TO SECURITY AGREEMENT



I.   Locations of Equipment and Inventory



II. Grantor's chief place of business, chief executive office and place where the Grantor keeps its books and records

                       SCHEDULE VI TO SECURITY AGREEMENT

                                  TRADE NAMES

                      SCHEDULE VII TO SECURITY AGREEMENT

                          UCC-1 FINANCING STATEMENTS

                                                                       EXHIBIT A

                            ASSIGNMENT FOR SECURITY
                            -----------------------

                                 (TRADEMARKS)
                                  ----------


          WHEREAS, _________________________ (the "Assignor") has adopted, used
                                                   --------
and is using the trademarks and service marks listed on the annexed Schedule 1A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the "Trademarks");
                                         ----------

          WHEREAS, the Assignor, has entered into a Security Agreement dated ____ ___, 199_ (the "Security Agreement") in favor of NATIONSBANC COMMERCIAL
                     ------------------
CORPORATION., as collateral agent for certain lenders (the "Assignee"); and
                                                            --------

          WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the Trademarks together with the good-will of the business symbolized by the Trademarks and the applications and restrictions thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and
                           ----------
observance of the Obligations (as defined in the Security Agreement);

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign unto the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

          The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of _____________ __, 199__.


                                   __________________________

                                   By:_______________________

                                   Name:_____________________

                                   Title:____________________

STATE OF NEW YORK
                    ss.:
COUNTY OF NEW YORK


          On this ____ day of _______________, 19__, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of _________________________, a _________ corporation, and that he executed the foregoing instrument in the firm name of _________________, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.


                         ____________________________

                    SCHEDULE 1A TO ASSIGNMENT FOR SECURITY
                    --------------------------------------

                    (TRADEMARKS AND TRADEMARK APPLICATIONS)
                    ---------------------------------------

                                                                       EXHIBIT B

                            ASSIGNMENT FOR SECURITY
                            -----------------------

                                   (PATENTS)
                                    -------


          WHEREAS, _________________________(the "Assignor") holds all right,
                                                  --------
title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1B, which patents are issued or applied for in the United States Patent and Trademark Office (the "Patents");
                                                    -------

          WHEREAS, the Assignor, has entered into a Security Agreement dated ____ __, 199_ (the "Security Agreement") in favor of NATIONSBANC COMMERCIAL
                    ------------------
CORPORATION, as collateral agent for certain lenders (the "Assignee"); and
                                                           --------

          WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the Patents and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and
                           ----------
observance of the Obligations (as defined in the Security Agreement);

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign unto the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

          The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of _____ __, 199_.

                              __________________________

                              By:_______________________

                              Name:_____________________

                              Title:____________________

STATE OF NEW YORK
                    ss.:
COUNTY OF NEW YORK


          On this ____ day of _____, 199_, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ______________ of ____________________, a ____________ corporation, and that he executed the foregoing instrument in the firm name of ______________________, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.



                              _____________________________

                    SCHEDULE 1B TO ASSIGNMENT FOR SECURITY

                       (PATENTS AND PATENT APPLICATIONS)
                        -------------------------------

                                                                       EXHIBIT C

                            ASSIGNMENT FOR SECURITY
                            -----------------------

                                 (COPYRIGHTS)
                                  ----------


          WHEREAS, _________________________(the "Assignor") holds all right,
                                                  --------
title and interest in the copyrights listed on the annexed Schedule 1C, which copyrights are registered in the United States Copyright Office (the "Copyrights");
 ----------

          WHEREAS, the Assignor, has entered into a Security Agreement dated _____ ___, 199_ (the "Security Agreement") in favor of NATIONSBANC COMMERCIAL
                      ------------------
CORPORATION, as collateral agent for certain lenders (the "Assignee"); and
                                                           --------

          WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the Copyrights and the registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the
      ----------
Obligations (as defined in the Security Agreement);

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign unto the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

          The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of ______ __, 199_.

                              __________________________

                              By:_______________________

                              Name:_____________________

                              Title:____________________

STATE OF NEW YORK
                    ss.:
COUNTY OF NEW YORK


          On this ____ day of ____, 199_, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of _________________________, a __________ corporation, and that he executed the foregoing instrument in the firm name of _________________, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.



                              _____________________________

                    SCHEDULE 1C TO ASSIGNMENT FOR SECURITY

                    (COPYRIGHTS AND COPYRIGHT APPLICATIONS)
                     -------------------------------------

                                  EXHIBIT C-2
                     FORM OF GUARANTOR SECURITY AGREEMENT
                     ------------------------------------

          SECURITY AGREEMENT, dated as of _____ __, 199_, made by
_________________________, a _______ corporation (the "Grantor"), in favor of
                                                       -------
NATIONSBANC COMMERCIAL CORPORATION, as collateral agent for the Lenders parties to the Amended and Restated Financing Agreement referred to below (in such capacity, the "Collateral Agent").
               ----------------

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Norton McNaughton, Inc., a Delaware corporation (the "Company"), Norton McNaughton of Squire, Inc., a New York corporation
 -------
("Squire"), Miss Erika, Inc., a Delaware corporation ("Miss Erika"), certain
  ------                                               ----------
lenders (the "Existing Lenders"), NationsBanc Commercial Corporation, as
              ----------------
collateral agent (the "Collateral Agent") for the Existing Lenders and The CIT
                       ----------------
Group/Commercial Services, Inc., as administrative agent (the "Administrative
                                                               --------------
Agent") for the Existing Lenders are parties to a Financing Agreement, dated as
-----
of September 25, 1997, as amended by the First Amendment dated as of November 21, 1997, the Second Amendment dated as of January 30, 1998 and the Third Amendment dated as of June 12, 1998 (as so amended, the "Existing Financing
                                                         ------------------
Agreement");
---------

          WHEREAS, pursuant to the Existing Financing Agreement, the Existing Lenders extended credit to Squire and Miss Erika consisting of (i) a term loan in the original principal amount of $15,000,000 and (ii) revolving credit loans in an aggregate principal amount at any one time outstanding not to exceed $125,000,000, a portion of which included letters of credit issued with the assistance of the Collateral Agent and the Lenders for the account of Squire and Miss Erika;

          WHEREAS, the Company, Squire and Miss Erika have requested that the Existing Financing Agreement be amended and restated to, among other things (i) prepay the term loan in full, (ii) increase the revolving credit facility to provide revolving credit loans to the Borrowers at any one time outstanding not to exceed $175,000,000 (the "Revolving Credit Loans" and each a "Loan" and
                             ----------------------              ----
collectively, the "Loans"), which may include letters of credit (the "Letters of
                   -----                                              ----------
Credit"), (iii) extend the maturity date of the revolving facility and (iv) add
------
JJ Acquisition Corp., a Delaware corporation to be known as Jeri-Jo Knitwear, Inc. ("Jeri-Jo" and together with Squire and Miss Erika each, a "Borrower" and
       -------                                                   --------
collectively, the "Borrowers") as a Borrower;
                   ---------

          WHEREAS, pursuant to such request the Company, Squire, Miss Erika, Jeri-Jo, the Collateral Agent, the Administrative Agent, Fleet Bank, NA, as documentation agent (the "Documentation Agent"), and the financial institutions
                          -------------------
from time to time party thereto (the "Lenders") have entered into an Amended and
                                      -------
Restated Financing Agreement, dated as of

June 18, 1998 (such agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Amended and Restated
                                                    --------------------
Financing Agreement"); and
-------------------

          WHEREAS, it is a condition precedent to the Lenders making any Loan or assisting the Borrowers in obtaining the issuance of any Letter of Credit pursuant to the Amended and Restated Financing Agreement that the Grantor shall have executed and delivered to the Collateral Agent a security agreement providing for the grant to the Collateral Agent for the benefit of the Lenders of a security interest in all personal property of the Grantor;

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans and to assist the Borrowers in obtaining the issuance of Letters of Credit pursuant to the Amended and Restated Financing Agreement, the Grantor hereby agrees with the Collateral Agent as follows:

          SECTION 1.  Definitions.  Reference is hereby made to the Amended and
                      -----------
Restated Financing Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Amended and Restated Financing Agreement or in Article 9 of the Uniform Commercial Code (the "Code") currently
                                                               ----
in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

          SECTION 2.  Grant of Security Interest.  As collateral security for
                      --------------------------
all of the Guaranteed Obligations (as defined in Section 3 hereof), the Grantor hereby pledges and collaterally assigns to the Collateral Agent, and grants to the Collateral Agent for the benefit of the Lenders a continuing security interest in, all personal property and fixtures of the Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "Collateral"), including, without limitation, all of the Grantor's right, title
 ----------
and interest in and to the following:

          (a) all equipment of any kind including, without limitation, all furniture, fixtures and machinery, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, together with all substitutes, replacements, accessions and additions thereto, and all tools, parts, accessories and attachments used in connection therewith (hereinafter collectively referred to as the "Equipment");
                                 ---------

          (b) all inventory of any kind wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, (including, without limitation, all types of inventory, merchandise, goods, property and other assets that are held by the Grantor for sale, lease or other disposition or to be furnished under a contract for services, whether such inventory, merchandise, goods, property and other assets are raw, in process, finished, trim or piece goods, and materials used or consumed in the business of the Grantor, and goods returned to or repossessed by the Grantor and goods in which the Grantor has an interest in mass or in joint or other interest or right of any kind, including consigned goods and goods being processed), and all accessions thereto and products thereof and all packing and shipping materials (any and all such inventory, accessions and products being hereinafter referred to as the "Inventory");
           ---------

          (c) (i) all present and future accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations of any kind arising out of or in connection with the sale, lease or other disposition of goods or the rendering of services or otherwise; (ii) all of the Grantor's right, title and interest, and all of the Grantor's rights, remedies, security and Liens, in, to and in respect of any credit insurance, accounts (including, without limitation, rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party), guaranties or other contracts of suretyship with respect to accounts, and deposits or other security for the obligation of any Account Debtor; (iii) all rights relating to the sale or other transfer of property to, or the construction, renovation, processing or other improvement of property by or for the Grantor; (iv) all rights now or hereafter existing in and to all letters of credit, security agreements, leases and other contracts now or hereafter existing and securing or otherwise relating to such accounts, contract rights, chattel paper, instruments, documents, general intangibles or other rights or obligations (including, without limitation, the contracts described in SCHEDULE I hereto); and (v) all goods relating to, or which by sale have resulted in, accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any accounts, and all returned, reclaimed or repossessed goods (any and all such accounts, contract rights, chattel paper, instruments, documents, general intangibles and obligations being hereinafter referred to collectively as the "Receivables", and any and all such credit insurance, guaranties, letters
        -----------
of credit, security agreements, leases and other contracts being hereinafter referred to collectively as the "Related Contracts");
                                 -----------------

          (d) (i) all trademarks, service marks, trade names, business names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by the Grantor (including, without limitation, all trademarks, service marks, trade names, business names, trade styles, designs, logos and other source or business identifiers described in SCHEDULE II or VI hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other records of the Grantor relating to the distribution of products and services in connection with which any of such marks are used, and all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past and future infringements or dilution's thereof and the right to sue for past, present and future infringements and dilutions thereof (hereinafter referred to collectively as the "Trademarks"), and (ii) all licenses, contracts
                                 ----------
or other agreements, whether written or oral, naming the Grantor as licensor or licensee and providing for the grant of any right to use any Trademark, including, without limitation, all Trademark Licenses described in SCHEDULE II hereto, together with any goodwill connected with and symbolized by any such trademark licenses or agreements and the right to prepare for sale and sell any and all Inventory now or hereafter owned by the Grantor and now or hereafter covered by such licenses (hereinafter referred to collectively as the "Trademark
                                                                       ---------
Licenses");
--------

          (e) (i) all letters patent, design patents and utility patents, and all inventions, trade secrets, proprietary information and technology, know-how, formulae and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all letters patent, design patents and utility patents described in SCHEDULE III hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof (hereinafter referred to collectively as the "Patents"), and (ii) all
                                                      -------
licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any patent (hereinafter referred to collectively as the "Patent Licenses") (including, without
                                 ---------------
limitation, all Patent Licenses set forth in SCHEDULE III hereto);

          (f) (i) all copyrights, including, without limitation, all original works of authorship fixed in any tangible medium of expression, acquired or used by the Grantor (including, without limitation, all copyrights described in
SCHEDULE IV hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof (hereinafter referred to collectively as the "Copyrights"), and
                                                               ----------
(ii) all licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (hereinafter referred to collectively as the "Copyright Licenses" and together with the Trademark
                     ------------------
Licenses and the Patent Licenses, the "Licenses") (including, without
                                       --------
limitation, all Copyright Licenses set forth in SCHEDULE IV hereto);

          (g) (i) all moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Collateral Agent, the Administrative Agent or any Lender from or for the Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Grantor's sums and credits with, and all of the Grantor's claims against the Collateral Agent, the Administrative Agent or any Lender at any time existing; (ii) all rights, interests, choses in action, causes of actions, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired by the Grantor, including, without limitation, all corporate and other business records, all loans, royalties, and all other forms of obligations receivable whatsoever (other than Receivables); (iii) all computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence, advertising materials and other source or business identifiers; (iv) all customer and supplier contracts, sale orders, rights under license and franchise agreements, and other contracts and contract rights[, including without limitation, all rights of Grantor in the Miss Erika Acquisition Agreement and the Jeri-Jo Purchase Agreement and all related agreements]; (v) all interests in partnerships, limited liability companies and joint ventures, including all moneys due from time to time in respect thereof; (vi) all federal, state and local tax refunds and federal, state and local tax refund claims and all judgments in favor of Grantor and all of

Grantor's rights with respect thereto; (vii) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (viii) all payments due or made to the Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person or Governmental Authority; (ix) all lock-box and all deposit accounts (general or special) or other accounts with any bank or other financial institution, including, without limitation, all depository or other accounts maintained by the Grantor at the Administrative Agent, the Collateral Agent or any Lender and all funds on deposit therein; (x) all credits with and other claims against third parties (including carriers and shippers) (other than Receivables); (xi) all rights to indemnification; (xii) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (xiii) all proceeds of insurance of which the Grantor is the beneficiary; (xiv) all letters of credit, guaranties, liens, security interests and other security held by or granted to the Grantor; (xv) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; and (xvi) all general intangibles, whether or not similar to the foregoing, in each instance, however and wherever arising;

          (h) the books and records of the Grantor relating to any of the foregoing Collateral, including, without limitation, all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral; and

          (i) all cash and non-cash proceeds of any and all of the foregoing Collateral (including, without limitation, (i) damages and payments for past or future infringements of the Trademarks, the Patents or the Copyrights and (ii) the right to sue for past, present and future infringements of the Trademarks, the Patents or the Copyrights) and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof) and any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

          in each case howsoever the Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise); provided
                                                                       --------
that, nothing hereunder constitutes or shall be deemed to constitute the grant of a security interest in favor of the Collateral Agent in the Grantor's interest in any Related Contract or other contract right, any License or other license agreement, any lease or any other general intangible (other than any of the foregoing constituting an account or a general intangible for money due or to become due to which Section 9-318(4) of the Code applies) (each such contract right, license agreement, lease and other general intangible, other than those described in the preceding parenthesis, being hereinafter referred to as "Excluded Property"), if the granting of a security interest therein by the
------------------
Grantor to the Collateral Agent is prohibited by the terms and provisions of the written agreement, document or instrument creating or evidencing such Excluded Property, and either (i) such agreement, document or instrument was entered into prior to the date of this Agreement, or (ii) such agreement, document or instrument is entered into after the date of this Agreement and the Grantor delivers to the Collateral Agent a copy of such agreement, document or instrument, provided, however, that (1) if and when the prohibition which prevents the
--------  -------
granting by the Grantor to the Collateral Agent of a security interest in any Excluded Property is removed or otherwise terminated, the Collateral Agent will be deemed to have, and at all times to have had, a security interest in such Excluded Property, and (2) the Grantor shall use its reasonable efforts to exclude from any written agreement, document or instrument entered into on or after the date of this Agreement creating or evidencing any contract right, license, lease or general intangible, any prohibition against the granting by the Grantor to the Collateral Agent of a security interest therein to the extent that such exclusion or such efforts would not result in such agreement, document or instrument containing terms which are less favorable to the Grantor than would be the case but for such exclusion or such efforts or would result in a decision by the Persons proposed to be parties to such agreement, document or instrument not to enter into such agreement, document or instrument. Notwithstanding anything set forth herein to the contrary, the Collateral Agent will be deemed to have, and at all times to have had, a security interest in the proceeds of such Excluded Property.

          SECTION 3.  Security for Guaranteed Obligations.  The security
                      -----------------------------------
interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Guaranteed Obligations"):
               ----------------------

          (a) the prompt payment by the Grantor, as and when due and payable, of all amounts from time to time owing by it in respect of [its guaranty made pursuant to Article XI of the Amended and Restated Financing Agreement] [its Guaranty, dated as of _____ __, _____ (as amended or otherwise modified from time to time, the "Guaranty")], in favor of each of the Lenders and the
                   --------
Collateral Agent, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower, whether or not a claim for post-filing interest is allowed in such proceeding), all Letter of Credit Obligations and Ledger Debt and all interest thereon, all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document to which it is a party; and

          (b) the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of [Article XI of the Amended and Restated Financing Agreement] [its Guaranty] and all other Loan Documents to which it is a party.

          SECTION 4.  Representations and Warranties.  The Grantor represents
                      ------------------------------
and warrants as follows:

          (a) There is no pending or, to the knowledge of the Grantor, threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or arbitrator, that may adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder.

          (b) All taxes, assessments and other governmental charges imposed upon the Grantor or any property of the Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except (i) to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine and Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been established for the payment thereof and (ii) Liens permitted by Section 7.01(c)(ii)(B) of the Amended and Restated Financing Agreement.

          (c) All Equipment and Inventory is located at the addresses specified therefor in SCHEDULE V hereto or at such other locations permitted by the terms of Section 5(b) hereof. The Grantor's chief place of business and chief executive office, the place where the Grantor keeps its records concerning Receivables and all originals of all chattel paper which constitute Receivables are located at the addresses specified therefor in SCHEDULE V hereto. None of the Receivables is evidenced by a promissory note or other instrument unless such promissory note or instrument has been pledged to the Collateral Agent. Set forth in SCHEDULE VI hereto is a complete and correct list of each trade name used by the Grantor.

          (d) The Grantor has delivered to the Collateral Agent complete and correct copies of each Related Contract described on SCHEDULE I hereto, which represent all of the Related Contracts existing on the date of this Agreement [, the Acquisition Agreement] [, the Jeri-Jo Purchase Agreement] and each License described in SCHEDULE II, SCHEDULE III and Schedule IV hereto, including in each such case all schedules and exhibits thereto. Each Related Contract and License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of the Grantor in respect thereof. Each Related Contract now existing is, and each other Related Contract will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights and to general principles of equity. To the knowledge of the Grantor, no default thereunder by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

          (e) The Grantor owns and controls, or otherwise possesses adequate rights to use, all Trademarks, Patents and Copyrights, which are the only trademarks, patents and copyrights necessary to conduct its business in substantially the same manner as conducted as of the date hereof. SCHEDULE II hereto sets forth a true and complete list of all Trademarks and Trademark Licenses owned or used by the Grantor as of the date hereof. SCHEDULE III hereto sets forth a true and complete list of all Patents and Patent Licenses owned or used by the Grantor as of the date hereof. SCHEDULE IV hereto sets forth a true and complete list of all Copyrights and Copyright Licenses owned or used by the Grantor as of the date hereof. All of such Copyrights, Patents and Trademarks are subsisting and in full force and effect, have not been adjudged invalid or unenforceable, are valid and enforceable and have not been abandoned in whole or in part. Except as set forth in SCHEDULE II, III or IV hereto, none of such Copyrights, Patents or

Trademarks is the subject of any licensing or franchising agreement. The Grantor has no knowledge of any conflict with the rights of others to any Trademark, Patent or Copyright and, to the best knowledge of the Grantor, the Grantor is not now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of the Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by the Grantor.

          (f) The Grantor is the sole and exclusive owner of the Collateral free and clear of any Lien, except for (i) the security interest created by this Agreement, (ii) the security interests and other encumbrances permitted by the Amended and Restated Financing Agreement and (iii) sales of assets permitted by the terms of the Amended and Restated Financing Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office, except (i) such as may have been filed in favor of the Collateral Agent relating to this Agreement, and (ii) such as may have been filed to perfect or protect any security interest or encumbrance permitted by the Amended and Restated Financing Agreement.

          (g) The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene law or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

          (h) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for (i) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in SCHEDULE VII hereto, (B) with respect to the perfection of the security interest created hereby in the United States Trademarks, United States Patents and United States Copyrights for the recording of the Assignment for Security (Trademarks), substantially in the form of Exhibit A hereto, the Assignment for Security (Patents), substantially in the form of Exhibit B hereto, or the Assignment for Security (Copyrights), substantially in the form of Exhibit C hereto, as applicable, in the United States Patent and Trademark Office or the United States Copyright Office, as applicable or (C) with respect to the perfection of the security interest created hereby in foreign Trademarks, Patents and Copyrights, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to Patents, Trademarks, Copyrights, Patent Licenses, Trademark Licenses and Copyright Licenses.

          (i) This Agreement creates valid security interests in favor of the Collateral Agent for the benefit of the Lenders in the Collateral, as security for the Guaranteed Obligations. The Collateral Agent's having possession of all instruments and cash constituting Collateral from time to time, the recording of the Assignment for Security (Trademarks), the Assignment for Security (Patents) and the Assignment for Security (Copyrights), as applicable, executed pursuant hereto in the United States Patent and Trademark Office and the United States

Copyright Office, as applicable, and the filing of the financing statements described in SCHEDULE VII hereto and, with respect to Patents, Trademarks and Copyrights hereafter existing and not covered by an Assignment for Security (Trademarks), an Assignment for Security (Patents) or an Assignment for Security (Copyrights), as applicable, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment, result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the security interests and other encumbrances permitted pursuant to the Amended and Restated Financing Agreement.

          SECTION 5.  Covenants as to the Collateral.  So long as any of the
                      ------------------------------
Guaranteed Obligations shall remain outstanding or the Total Commitment shall not have terminated, unless the Collateral Agent shall otherwise consent in writing:

          (a)   Further Assurances.  The Grantor will at its expense, at any
                ------------------
time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or reasonably desirable or that the Collateral Agent may reasonably request in order (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously each chattel paper included in the Receivables and each License and Related Contract and, at the request of the Collateral Agent, each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Collateral Agent, indicating that such chattel paper, License, Related Contract or Collateral is subject to the security interest created hereby, (B) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to the Collateral Agent hereunder any such note, instrument or chattel paper duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent, (C) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or reasonably desirable or that the Collateral Agent may reasonably request in order to perfect and preserve the security interest purported to be created hereby, and (D) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

          (b)   Location of Equipment and Inventory.  The Grantor will keep the
                -----------------------------------
Equipment and Inventory (other than used Equipment and Inventory sold in the ordinary course of business in accordance with Section 5(g) hereof) at the locations specified therefor in Section 4(c) hereof, or, upon written notice to the Collateral Agent in accordance with Section 7.01(n) of the Amended and Restated Financing Agreement accompanied by a new SCHEDULE V hereto indicating each new location of the Equipment and Inventory, at such other locations in the continental United States as the Grantor may elect, provided that (i) the Grantor shall promptly have taken all action requested by the Collateral Agent to grant to the Collateral Agent a perfected, first priority security interest in such Equipment and Inventory, and (ii) the Collateral

Agent's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby.

          (c)   Condition of Equipment.  The Grantor will maintain or cause to
                ----------------------
be maintained in good working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment. The Grantor shall promptly furnish to the Collateral Agent a statement describing in reasonable detail any loss or damage in excess of $100,000 to any Equipment or Inventory due to casualty.

          (d)   Taxes, Etc.  The Grantor will pay promptly when due all property
                ----------
and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except (i) to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof or (ii) Liens permitted by Section 7.01(c)(ii)(B) of the Amended and Restated Financing Agreement.

          (e)   Insurance.
                ---------

          (i) The Grantor will, at its own expense, maintain insurance as required by Section 7.01(h) of the Amended and Restated Financing Agreement. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and the Grantor as their respective interests may appear. Each policy for property damage insurance shall provide for all losses (except for losses of less than $__________ per occurrence and losses accruing during the continuance of an Event of Default), to be adjusted with, and paid directly to the Collateral Agent. Each such policy shall in addition (A) name the Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (B) contain the agreement by the insurer that any loss thereunder shall be payable, notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (C) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. The Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. The Grantor will also, at the request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

          (ii) Payment under any liability insurance maintained by the Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory as to which clause (iii) of this Section 5(e) is not applicable, the Grantor will, in the exercise of its reasonable business judgment, make or cause to be made the necessary repairs to or replacements of such Equipment and Inventory, and any proceeds of insurance maintained by the Grantor pursuant to this Section 5(e) shall upon receipt by the Collateral Agent, be paid to the Grantor as reimbursement for the costs of such repairs or replacements.

               (iii) Upon the occurrence and during the continuance of an Event of Default or the actual or constructive total loss (in excess of $_____ per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment and Inventory shall be paid to the Collateral Agent and applied as specified in Section 7(b) hereof.

          (f)  Provisions Concerning the Receivables, the Related Contracts and
               ----------------------------------------------------------------
the Licenses.
------------

               (i) The Grantor will (A) give the Collateral Agent at least 30 days' prior written notice of any change in the Grantor's name, identity or corporate structure, (B) keep its chief place of business and chief executive office and all originals of all chattel paper which constitute Receivables at the location(s) specified therefor in SCHEDULE V hereof or such other location for which the Grantor has complied with all of the provisions of Section 5(b) hereof, and (C) keep adequate records concerning the Receivables and such chattel paper and permit representatives of the Collateral Agent during normal business hours, upon reasonable notice and without undue interruption of the business of the Grantor to inspect and make abstracts from such records and chattel paper pursuant to the terms of the Amended and Restated Financing Agreement, provided that such notice shall not be required during the continuance of an Event of Default.

               (ii) The Grantor will duly perform and observe all of its obligations under each Related Contract and, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Receivables. In connection with such collections, the Grantor may (and, at the Collateral Agent's direction, will) take such action as the Grantor or the Collateral Agent may deem necessary or advisable to enforce collection or performance of the Receivables; provided, however, the Collateral
                                              --------  -------
Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Receivables of the assignment of such Receivables to the Collateral Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of the Grantor and to the extent permitted by law, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of a notice from the Collateral Agent that the Collateral Agent has notified or intends to notify the Account Debtors or obligors under any Receivables as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be held as cash collateral and either (1) credited to the Loan Account so long as no Event of Default shall have occurred and be continuing or (2) if any Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof, and (B) the Grantor will not adjust, settle or compromise the amount or payment of any Receivable or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to notify the United States Postal Service authorities to change the address for delivery of mail addressed to the Grantor to such address as the Collateral Agent may designate and to do all other acts and things necessary to carry out this Agreement.

               (iii) Upon the occurrence and during the continuance of any breach or default under any Related Contract referred to in SCHEDULE I hereto or otherwise specified in writing by the Collateral Agent from time to time or any License referred to in SCHEDULE II, III or IV hereto by any party thereto other than the Grantor, the Grantor will (A) promptly after obtaining knowledge thereof, give the Collateral Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, and (B) upon written instructions from the Collateral Agent and at the Grantor's expense, take such action as the Collateral Agent may deem reasonably necessary or advisable in respect thereof.

               (iv) The Grantor will, at its expense, promptly deliver to the Collateral Agent a copy of each notice or other communication received by it by which any other party to any Related Contract referred to in SCHEDULE I hereto or otherwise specified by the Collateral Agent from time to time or any License referred to in SCHEDULE II, III or IV hereto purports to exercise any of its rights or affect any of its obligations thereunder which is reasonably likely to have a Material Adverse Effect, together with a copy of any reply by the Grantor thereto.

               (v) The Grantor will take all action necessary to maintain all Licenses in full force and effect, except where such failure to maintain would not be reasonably likely to have a Material Adverse Effect. The Grantor will not, without the prior written consent of the Collateral Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any Related Contract referred to in SCHEDULE I hereto or any License referred to in SCHEDULE II, III or IV hereto to the extent such action is reasonably likely to have a Material Adverse Effect.

          (g)  Transfers and Other Liens.
               -------------------------

               (i) The Grantor will not sell, assign (by operation of law or otherwise), lease, exchange or otherwise transfer or dispose of any of the Collateral except to the extent permitted under Section 7.02(d)(ii) of the Amended and Restated Financing Agreement, subject to the obligation of the Borrowers to make payments pursuant to Section 2.07(g) of the Amended and Restated Financing Agreement.

               (ii) The Grantor will not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Collateral, except for (A) the Liens and security interest created by this Agreement and the other Loan Documents and (B) the

Liens, security interests and other encumbrances permitted by the Amended and Restated Financing Agreement.

          (h)  Trademarks, Patents and Copyrights.
               ----------------------------------

               (i) If applicable, the Grantor has duly executed and delivered the Assignment for Security (Trademarks) in the form attached hereto as Exhibit A, the Assignment for Security (Patents) in the form attached hereto as Exhibit B and the Assignment for Security (Copyrights) in the form attached hereto as Exhibit C. The Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action reasonably necessary to maintain all of the Trademarks, Patents and Copyrights in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force free from any claim of abandonment for non-use
, and the Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark or Copyright may become invalidated; provided, however, that so long as no Event of Default has
                    --------  -------
occurred and is continuing, the Grantor shall have no obligation to use or to maintain any Trademark or Copyright (A) that relates solely to any product or work that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with a trademark or copyright substantially similar to the Trademark or Copyright, as the case may be, that may be abandoned or otherwise become invalid, so long as such replacement Trademark or Copyright, as the case may be is subject to the security interest purported to be created by this Agreement, (C) that is substantially the same as another Trademark or Copyright, as the case may be, that is in full force, so long as such other Trademark or Copyright, as the case may be, is subject to the Lien and security interest created by this Agreement, or (D) that is not necessary for the operation of Grantor's business and is discontinued or disposed of in the ordinary course of business. The Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office to maintain each registration of the Trademarks, the Patents and the Copyrights (other than those Trademarks and Copyrights described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of taxes. If any Trademark, Patent or Copyright is infringed, misappropriated or diluted in any material respect by a third party, the Grantor shall (x) upon learning of such infringement, misappropriation or dilution, promptly notify the Collateral Agent and (y) to the extent the Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Grantor shall deem appropriate under the circumstances to protect such Trademark, Patent or Copyright. The Grantor shall furnish to the Collateral Agent from time to time (but, unless an Event of Default has occurred and is continuing, no more frequently than annually) statements and schedules further identifying and describing the Patents, the Trademarks and the Copyrights and such other reports in connection with the Patents, the Trademarks and the Copyrights as the Collateral Agent may reasonably request, all in reasonable detail and promptly upon request of the Collateral Agent, following receipt by the Collateral Agent of any such statements, schedules or reports, the

Grantor shall modify this Agreement by amending SCHEDULES II, III or IV hereto, as the case may be, to include any Patent, Trademark or Copyright which becomes part of the Collateral under this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default the Grantor may not abandon or otherwise permit a Trademark, Patent or Copyright to become invalid without the prior written consent of the Collateral Agent, and if any Trademark, Patent or Copyright is infringed, misappropriated or diluted in any material respect by a third party, the Grantor will take such action as the Collateral Agent shall deem appropriate under the circumstances to protect such Trademark, Patent or Copyright.

               (ii) In no event shall the Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, unless it gives the Collateral Agent written notice thereof, but in no event later than 5 Business Days after the filing of any such application. Upon request of the Collateral Agent, the Grantor shall execute and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest hereunder in such Trademark, Patent or Copyright and the general intangibles of the Grantor relating thereto or represented thereby, and the Grantor hereby constitutes the Collateral Agent its attorney-in-fact to execute and file, during the continuance of an Event of Default, all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the termination of the Total Commitment, the repayment of all of the Guaranteed Obligations in full and the termination of each of the Loan Documents.

          (j)  Inspection and Reporting. The Grantor shall permit the Collateral
               ------------------------
Agent, the Administrative Agent or any Lender, or any agents or representatives thereof or such professionals or other Persons as the Collateral Agent may designate (i) to examine and inspect the books and records of the Grantor and take copies and extracts therefrom, (ii) to verify materials, leases, notes, receivables, inventory and other assets of the Grantor from time to time, and
(iii) to conduct physical counts, appraisals and/or valuations at the locations of the Grantor, in each case as provided and subject to the confidentiality requirements set forth in the Amended and Restated Financing Agreement.

          SECTION 6.  Additional Provisions Concerning the Collateral.
                      -----------------------------------------------

          (a) The Grantor hereby authorizes the Collateral Agent to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

          (b) The Grantor hereby irrevocably appoints the Collateral Agent the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Agent's discretion upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under Section 5(f) hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 5(e) hereof, and to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection therewith, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral,
(iii) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, and
(iv) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any Collateral.

          (c) For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, assign, license or sublicense any of the Patents, Trademarks or Copyrights now owned or hereafter acquired by the Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Amended and Restated Financing Agreement that limits the right of the Grantor to dispose of its property and Section 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, the Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Patents, Trademarks or Copyrights in the ordinary course of the business of the Grantor. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Collateral Agent shall promptly from time to time, upon the request of the Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Grantor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Patents, Trademarks or Copyrights and the release of the Lien created hereby). Further, upon the payment in full of all of the Guaranteed Obligations and cancellation or termination of the Total Commitments, the Collateral Agent (subject to Section 10(e) hereof) shall transfer to the Grantor all of the Collateral Agent's right, title and interest in and to the Patents, Trademarks and Copyrights, and the Licenses, all without recourse, representation or warranty whatsoever. The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Grantor in accordance with the second sentence of this clause (c). The Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent's gross negligence or willful misconduct.

               (d) If the Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

               (e) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

               (f) Anything herein to the contrary notwithstanding (i) the Grantor shall remain liable under the Related Contracts and Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release the Grantor from any its obligations under the Related Contracts and Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Related Contracts and Licenses or with respect to any of the other Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

               SECTION 7.  Remedies Upon Default. If any Event of Default shall
                           ---------------------
 have occurred and be continuing:

               (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 Business Days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Collateral Agent and the

Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Guaranteed Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree and waives all rights which the Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. In addition to the foregoing, (i) upon written notice from the Collateral Agent, the Grantor shall cease any use of the Trademarks, Patents or Copyrights or any mark, patent or copyright similar thereto for any purpose described in such notice; (ii) the Collateral Agent may, at any time and from time to time, upon 10 days' prior notice to the Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Trademarks, Patents and Copyrights, throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (iii) the Collateral Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence of an Event of Default), execute and deliver on behalf of the Grantor, one or more instruments of assignment of the Trademarks, Patents and Copyrights (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

               (b) Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of or collection from, or other realization upon, all or any part the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Collateral Agent against, all or any part of the Guaranteed Obligations as provided in Section 4.04(b) of the Amended and Restated Financing Agreement.

               (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Lenders are legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses of any attorneys employed by the Collateral Agent to collect such deficiency.

               SECTION 8.  Indemnity and Expenses.
                           ----------------------

               (a) The Grantor agrees to indemnify and hold the Collateral Agent harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, costs or expenses (including, without limitation, reasonable legal fees and disbursements of Collateral Agent's counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Collateral Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

               (b) The Grantor will upon demand pay to the Collateral Agent the amount of any and all costs and expenses, including the reasonable fees and disbursements of the Collateral

Agent's counsel and of any experts and agents, which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, or (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

          SECTION 9.  Notices, Etc.  All notices and other communications
                      ------------
provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Grantor or the Collateral Agent, to the parties and at the addresses specified in the Amended and Restated Financing Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this
Section 9. All such notices and other communications shall be effective (i) if sent by certified mail, return receipt requested, when received or 3 Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day or (iii) if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

          SECTION 10.  Miscellaneous.
                       -------------

          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent to exercise any of its rights under any other Loan Document against such party or against any other Person.

          (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Guaranteed Obligations after the Total Commitment has been canceled or cash collateralized, and (ii) be binding on the Grantor and its successors and assigns and shall inure, together with all rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the Lenders their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence and subject to the terms of the Amended and Restated Financing Agreement, the Collateral Agent and Lenders may assign or otherwise transfer their rights under this Agreement and any other Loan Document, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent and the Lenders herein or otherwise. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer shall be null and void.

          (e) Upon the satisfaction in full of the Guaranteed Obligations after the Total Commitment has been terminated and all Letters of Credit have been canceled or cash collateralized, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantor, and (ii) the Collateral Agent will, upon the Grantor's request and at the Grantor's expense promptly, (A) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

          (f) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and effect of perfection or non-perfection of the security interest created hereby or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of New York.

          IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                             [GRANTOR]

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                       SCHEDULE I TO SECURITY AGREEMENT

                               RELATED CONTRACTS

                       SCHEDULE II TO SECURITY AGREEMENT

                                  TRADEMARKS
                                      AND
                              TRADEMARK LICENSES

                      SCHEDULE III TO SECURITY AGREEMENT

                          PATENTS AND PATENT LICENSES

                       SCHEDULE IV TO SECURITY AGREEMENT

                       COPYRIGHTS AND COPYRIGHT LICENSES

                       SCHEDULE V TO SECURITY AGREEMENT



I.      Locations of Equipment and Inventory



II. Grantor's chief place of business, chief executive office and place where the Grantor keeps its books and records

                       SCHEDULE VI TO SECURITY AGREEMENT

                                  TRADE NAMES

                      SCHEDULE VII TO SECURITY AGREEMENT

                          UCC-1 FINANCING STATEMENTS

                                                                       EXHIBIT A

                            ASSIGNMENT FOR SECURITY
                            -----------------------

                                 (TRADEMARKS)
                                  ----------


          WHEREAS, _________________________ (the "Assignor") has adopted,
                                                   --------
used and is using the trademarks and service marks listed on the annexed
Schedule 1A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the "Trademarks");
                                                    ----------

          WHEREAS, the Assignor, has entered into a Security Agreement dated ____ __, 1998 (the "Security Agreement") in favor of NATIONSBANC COMMERCIAL
                    ------------------
CORPORATION., as collateral agent for certain lenders (the "Assignee"); and
                                                            --------

          WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the Trademarks together with the good-will of the business symbolized by the Trademarks and the applications and restrictions thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance
                           ----------
and observance of the Guaranteed Obligations (as defined in the Security Agreement);

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign unto the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Guaranteed Obligations.

          The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of _____________ __, 199__.


                              _________________________

                              By:_______________________

                              Name:_____________________

                              Title:______________________

STATE OF NEW YORK
                    ss.:
COUNTY OF NEW YORK


          On this ____ day of _______________, 199__, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of _________________________, a _________ corporation, and that he executed the foregoing instrument in the firm name of _____________________, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.


                           ________________________

                    SCHEDULE 1A TO ASSIGNMENT FOR SECURITY
                    --------------------------------------

                    (TRADEMARKS AND TRADEMARK APPLICATIONS)
                    ---------------------------------------

                                                                       EXHIBIT B

                            ASSIGNMENT FOR SECURITY
                            -----------------------

                                   (PATENTS)
                                    -------


          WHEREAS, _________________________(the "Assignor") holds all right,
                                                  --------
title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1A, which patents are issued or applied for in the United States Patent and Trademark Office (the "Patents");
                                                    -------

          WHEREAS, the Assignor, has entered into a Security Agreement dated ____ __, 1998 (the "Security Agreement") in favor of NATIONSBANC COMMERCIAL
                    ------------------
CORPORATION, as collateral agent for certain lenders (the "Assignee"); and
                                              --------

          WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the Patents and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and
                           ----------
observance of the Guaranteed Obligations (as defined in the Security Agreement);

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign unto the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Guaranteed Obligations.

          The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of __________ __, 199__.

                              _________________________

                              By:_______________________

                              Name:_____________________

                              Title:______________________

STATE OF NEW YORK
                    ss.:
COUNTY OF NEW YORK


          On this ____ day of _______________, 199__, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of _________________________, a ___________ corporation, and that he executed the foregoing instrument in the firm name of ________________, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.


                                        _____________________________

                    SCHEDULE 1B TO ASSIGNMENT FOR SECURITY

                       (PATENTS AND PATENT APPLICATIONS)
                        -------------------------------

                                                                       EXHIBIT C

                            ASSIGNMENT FOR SECURITY
                            -----------------------

                                 (COPYRIGHTS)
                                  ----------


          WHEREAS, _________________________(the "Assignor") holds all right,
                                                  --------
title and interest in the copyrights listed on the annexed Schedule 1A, which copyrights are registered in the United States Copyright Office (the "Copyrights");
 ----------

          WHEREAS, the Assignor, has entered into a Security Agreement dated ______ __, 1998 (the "Security Agreement") in favor of NATIONSBANC COMMERCIAL
                      ------------------
CORPORATION, as collateral agent for certain lenders (the "Assignee");
                                                           --------

          WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the Copyrights and the registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance
                           ----------
and observance of the Guaranteed Obligations (as defined in the Security Agreement);

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign unto the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Guaranteed Obligations.

          The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of __________ __, 199__.

                              _________________________

                              By:_______________________

                              Name:_____________________

                              Title:______________________

STATE OF NEW YORK
                    ss.:
COUNTY OF NEW YORK


          On this ____ day of _______________, 199__, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of _________________________, a __________ corporation, and that he executed the foregoing instrument in the firm name of ________________, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.


                                        _____________________________

                    SCHEDULE 1C TO ASSIGNMENT FOR SECURITY

                    (COPYRIGHTS AND COPYRIGHT APPLICATIONS)
                     -------------------------------------

                                  EXHIBIT D-1


                       FORM OF BORROWER PLEDGE AGREEMENT
                       ---------------------------------


          PLEDGE AND SECURITY AGREEMENT dated as of _____ __, 199_, made by __________________, a ___________ corporation (the "Pledgor"), in favor of
                                                    -------
NATIONSBANC COMMERCIAL CORPORATION, as collateral agent for the Lenders parties to the Amended and Restated Financing Agreement referred to below (in such capacity, the "Collateral Agent").
               ----------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Norton McNaughton, Inc., a Delaware corporation (the "Company"), [Norton McNaughton of Squire, Inc., a New York corporation
 -------
("Squire")], [Miss Erika, Inc., a Delaware corporation ("Miss Erika")] [the
  ------                                                 ----------
Pledgor], certain lenders (the "Existing Lenders"), NationsBanc Commercial
                                ----------------
Corporation as collateral agent (the "Collateral Agent") for the Existing
                                      ----------------
Lenders and The CIT Group/Commercial Services, Inc. as administrative agent (the "Administrative Agent") for the Existing Lenders are parties to a Financing
 --------------------
Agreement, dated as of September 25, 1997, as amended by the First Amendment dated as of November 21, 1997, the Second Amendment dated as of January 30, 1998 and the Third Amendment dated as of June 12, 1998 (as so amended, the "Existing
                                                                       --------
Financing Agreement");
-------------------

          WHEREAS, pursuant to the Existing Financing Agreement, the Existing Lenders extended credit to Squire and Miss Erika [the Pledgor] consisting of (i) a term loan in the original principal amount of $15,000,000 and (ii) revolving credit loans in an aggregate principal amount at any one time outstanding not to exceed $125,000,000, a portion of which included letters of credit issued with the assistance of the Collateral Agent and the Existing Lenders for the account of Squire and Miss Erika [the Pledgor];

          WHEREAS, the Company, Squire and Miss Erika [the Pledgor] have requested that the Existing Financing Agreement be amended and restated to, among other things (i) prepay the term loan in full, (ii) increase the revolving credit facility to provide revolving credit loans to the Borrowers at any one time outstanding not to exceed $175,000,000 (the "Revolving Credit Loans", and
                                                  ----------------------
each a "Loan" and collectively, the "Loans"), which may include letters of
        ----                         -----
credit (the "Letters of Credit") issued with the assistance of the Collateral
             -----------------
Agent and the Lenders for the account of the Borrowers, (iii) extend the maturity date of the revolving credit facility and (iv) add [the Pledgor] [JJ Acquisition Corp., a Delaware corporation to be known as Jeri-Jo Knitwear, Inc. ("Jeri-Jo" and together with Squire and Miss Erika each, a "Borrower" and
  -------                                                   --------
collectively, the "Borrowers")] as a Borrower;
                   ---------

          WHEREAS, pursuant to such request the Company, [Squire], [Miss Erika], [Jeri-Jo] [the Pledgor], the Collateral Agent, the Administrative Agent, Fleet Bank, NA, as documentation agent (the "Documentation Agent") and the financial
                                       -------------------
institutions from time to time party thereto (the "Lenders") have entered into
                                                   -------
an Amended and Restated Financing

Agreement, dated as of June 18, 1998 (such agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Amended and Restated Financing Agreement");
 -----------------------------------------

          WHEREAS, it is a condition precedent to the Lenders making and maintaining Loans and assisting the Pledgor in obtaining Letters of Credit under the Amended and Restated Financing Agreement that the Pledgor shall have executed and delivered to the Collateral Agent a pledge and security agreement providing for the pledge to the Collateral Agent of, and the grant to the Collateral Agent for the benefit of the Lenders of a security interest in, certain indebtedness from time to time owing to the Pledgor and certain of the outstanding shares of capital stock from time to time owned by the Pledgor of each Subsidiary now or hereafter existing and in which Pledgor has any interest at any time; and

          WHEREAS, the Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of the Pledgor;

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Collateral Agent and the Lenders to enter into the Amended and Restated Financing Agreement with the Pledgor, the Pledgor hereby agrees with the Collateral Agent as follows:

          SECTION 1.  Definitions.  All terms used in this Agreement which are
                      -----------
defined in the Amended and Restated Financing Agreement or in Article 8 or
Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the
                                               ----
State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

          SECTION 2.  Pledge and Grant of Security Interest.  As collateral
                      -------------------------------------
security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and collaterally assigns to the Collateral Agent, and grants to the Collateral Agent for the benefit of the Lenders a continuing security interest in, the following (the "Pledged Collateral"):
                                          ------------------

          (a) the indebtedness described in Schedule I hereto and all indebtedness from time to time required to be pledged to the Collateral Agent pursuant to the terms of the Amended and Restated Financing Agreement (the "Pledged Debt"), the promissory notes and other instruments evidencing the
 ------------
Pledged Debt and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

          (b)  the shares of stock described in Schedule II hereto (the "Pledged
                                                                         -------
Shares") issued by the corporations described in such Schedule II (the "Existing
------                                                                  --------
Subsidiaries"), the certificates representing the Pledged Shares, all options
------------
and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (c) the shares of stock at any time and from time to time acquired by the Pledgor, of any and all Subsidiaries, whether now or hereafter existing, all or a portion of the stock of which is acquired by the Pledgor at any time (such Subsidiaries, together with the Existing Subsidiaries, being hereinafter referred to collectively as the "Pledged Subsidiaries" and individually as a
                                 --------------------
"Pledged Subsidiary"), the certificates representing such shares, all options
 ------------------
and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          (d) all additional shares of stock, from time to time acquired by the Pledgor, of any Pledged Subsidiary, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares; and

          (e)  all proceeds of any and all of the foregoing;

          in each case, whether now owned or hereafter acquired by the Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

          SECTION 3.  Security for Obligations.  The security interest created
                      ------------------------
hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations whether now existing or hereafter incurred (the "Obligations"):
 -----------

          (a) the prompt payment by the Pledgor, as and when due and payable, of all amounts from time to time owing by it in respect of the Amended and Restated Financing Agreement, the Notes, its Guaranty and the other Loan Documents, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Pledgor, whether or not a claim for post-filing interest is allowed in such proceeding), all Letter of Credit Obligations and all Ledger Debt and all interest thereon, all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document; and

          (b) the due performance and observance by the Pledgor of all of its other obligations from time to time existing in respect of the Amended and Restated Financing Agreement and the other Loan Documents.

          SECTION 4.  Delivery of the Pledged Collateral.
                      ----------------------------------

          (a) All promissory notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Collateral Agent on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and instruments constituting Pledged Collateral from time to time or required to be pledged to the Collateral Agent pursuant to the terms of the Amended and Restated Financing Agreement (the "Additional Collateral") shall be delivered to the Collateral Agent within 10
 ---------------------
Business Days of receipt thereof by or on behalf of Pledgor. All such promissory notes, certificates and instruments shall be held by or on behalf of the Collateral Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. Within 10 Business Days of the receipt by Pledgor of the Additional Collateral, a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule III hereto (a "Pledge Amendment")
                                                              ----------------
shall be delivered to the Collateral Agent, in respect of the Additional Collateral which are to be pledged pursuant to this Agreement and the Amended and Restated Financing Agreement, which Pledge Amendment shall from and after delivery thereof constitute part of Schedules I and II hereto. The Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder constitute Pledged Collateral and the Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 with respect to such Additional Collateral.

          (b) If the Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by the Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Collateral Agent, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Collateral Agent in the exact form received, with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Obligations.

          SECTION 5.  Representations and Warranties.  The Pledgor represents
                      ------------------------------
and warrants as follows:

          (a) The Existing Subsidiaries set forth in Schedule II hereto are the Pledgor's only Subsidiaries existing on the date hereof. The Pledged Shares have been duly authorized and validly issued, are fully paid and nonassessable and constitute 100% of the issued shares of capital stock of the Pledged Subsidiaries as of the date hereof. All other shares of stock constituting Pledged Collateral will be, when issued, duly authorized and validly issued, fully paid and nonassessable.

          (b) The promissory notes[s] currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights and to general principles of equity.

          (c) The Pledgor is and will be at all times the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and Liens permitted by the Amended and Restated Financing Agreement.

          (d) The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene law or any material contractual restriction binding on or affecting the Pledgor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to this Agreement and the other Loan Documents.

          (e) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by the Pledgor for (i) the due execution, delivery and performance by the Pledgor of this Agreement, (ii) the grant by the Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or
(iii) the exercise by the Collateral Agent or the Lenders of any of their rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

          (f) This Agreement creates a valid security interest in favor of the Collateral Agent in the Pledged Collateral, as security for the Obligations.
The Collateral Agent's having possession of the promissory notes evidencing the Pledged Debt, the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such security interest. Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest. All action necessary or desirable to perfect and protect such security interest has been duly taken, except for the Collateral Agent's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

          SECTION 6.  Covenants as to the Pledged Collateral.  So long as any
                      --------------------------------------
Obligations shall remain outstanding, the Pledgor will, unless the Collateral Agent shall otherwise consent in writing:

          (a) keep adequate records concerning the Pledged Collateral and permit the Collateral Agent or any agents or representatives thereof at any time or from time to time to examine and make copies of and abstracts from such records pursuant to the terms of Section 7.01(f) of the Amended and Restated Financing Agreement;

          (b) at its expense, upon the request of the Collateral Agent, promptly deliver to the Collateral Agent a copy of each material notice or other communication received by it in respect of the Pledged Collateral;

          (c) at its expense, defend the Collateral Agent's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

          (d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Collateral Agent may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Collateral Agent, after the occurrence and during the continuation of an Event of Default, irrevocable proxies in respect of the Pledged Collateral;

          (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein (other than the Pledged Shares issued by Norty's, Inc.) except as permitted by Section 7(a)(i) hereof;

          (f) not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the security interest created hereby or pursuant to any other Loan Document and Liens permitted by the Amended and Restated Financing Agreement;

          (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to the Loan Documents and applicable securities laws;

          (h) not permit the issuance of (i) any additional shares of any class of capital stock of any Pledged Subsidiary, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock; and

          (i) not take or fail to take any action which would in any manner impair the enforceability of the Collateral Agent's security interest in any Pledged Collateral.

          SECTION 7.  Voting Rights, Dividends, Etc. in Respect of the Pledged
                      --------------------------------------------------------
Collateral.
----------

          (a) So long as no Event of Default shall have occurred and be continuing:

               (i) the Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Amended and Restated Financing Agreement or the other Loan Documents; provided, however, that (A) the
                                                 --------  -------
Pledgor will not exercise or refrain from exercising any such right, as the case may be, if the Collateral Agent gives it notice that, in the Collateral Agent's reasonable judgment, such action would have a Material Adverse Effect and (B) the Pledgor will give the Collateral Agent at least 5 Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which is reasonably likely to have a Material Adverse Effect;

               (ii) the Pledgor may receive and retain any and all dividends or interest paid in respect of the Pledged Collateral; provided, however, that any
                                                    --------  -------
and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, shall be, and shall forthwith be delivered to the Collateral Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Collateral Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Obligations; and

               (iii) the Collateral Agent will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(a) and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) of this Section 7(a).

          (b) Upon the occurrence and during the continuance of an Event of Default and to the extent not inconsistent with the Amended and Restated Financing Agreement:

               (i) all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this Section 7, and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (ii) of subsection (a) of this Section 7, shall cease, and all such rights shall thereupon become vested in the Collateral Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

               (ii) the Collateral Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Collateral Agent and may collect any and all monies due or to become due to the Pledgor in respect of the Pledged Debt and the Pledgor hereby authorizes each such debtor to make such payment directly to the Collateral Agent without any duty of inquiry;

               (iii) without limiting the generality of the foregoing, the Collateral Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Subsidiary, or upon the exercise by any Pledged Subsidiary of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

               (iv) all dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Obligations.

          SECTION 8.  Additional Provisions Concerning the Pledged Collateral.
                      -------------------------------------------------------

          (a) The Pledgor hereby authorizes the Collateral Agent to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

          (b) The Pledgor hereby irrevocably appoints the Collateral Agent the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Collateral Agent's discretion exercised reasonably and during the continuance of an Event of Default, to take any action and to execute any instrument which the Collateral Agent may deem necessary or reasonably advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same.

          (c) If the Pledgor fails to perform any agreement or obligation contained herein, the Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor pursuant to
Section 10 hereof.

          (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

          (e) The Collateral Agent may at any time after the occurrence and during the continuation of an Event of Default and to the extent not inconsistent with the Amended and Restated Financing Agreement in its discretion
(i) without notice to the Pledgor, transfer or register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of the Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 9.  Remedies Upon Default.  If any Event of Default shall have
                      ---------------------
occurred and be continuing:

          (a) The Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 Business Days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) The Pledgor recognizes that it is impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. The Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to
                                         ---- ----
involve a "public sale" for the purposes of Section 9-504(3) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Collateral Agent may, in such event, bid for the purchase of such securities.

          (c) Any cash held by the Collateral Agent as Pledged Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 10 hereof) in whole or in part by the Collateral Agent against, all or any part of the Obligations in such order as the Collateral Agent shall elect consistent with the provisions of the Amended and Restated Financing Agreement. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor or to such person as may be lawfully entitled to receive such surplus.

          (d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or any Lender is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Amended and Restated Financing Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent and any Lender to collect such deficiency.

          SECTION 10.  Indemnity and Expenses.
                       ----------------------

          (a) The Pledgor agrees to indemnify the Collateral Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Collateral Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) The Pledgor will upon demand pay to the Collateral Agent the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of the Collateral Agent's counsel and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or any of the Lenders hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

          SECTION 11.  Notices, Etc.  All notices and other communications
                       -------------
provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Pledgor, to it at its address specified in the Amended and Restated Financing Agreement, and if to the Collateral Agent, to it at its address specified in the Amended and Restated Financing Agreement, or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this
Section 11. All such notices and other communications shall be effective (i) if sent by certified mail, return receipt requested, when received or 3 Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day, or (iii) if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

          SECTION 12.  Consent to Jurisdiction, Etc.
                       -----------------------------

          (a) Any legal action or proceeding with respect to this Agreement or any document related thereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Pledgor hereby accepts unconditionally the jurisdiction of the aforesaid courts. The Pledgor hereby irrevocably waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which the
                                               ----- --- ----------
Pledgor may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

          (b) The Pledgor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Pledgor at its address referred to in Section 11 hereof.

          (c) Nothing contained in this Section 12 shall affect the right of the Collateral Agent to serve legal process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

          SECTION 13.  Waiver of Jury Trial.  EACH OF THE PLEDGOR AND THE
                       --------------------
COLLATERAL AGENT (BY ACCEPTING THIS AGREEMENT) WAIVES ANY RIGHT TO

A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ARISING FROM ANY OTHER LOAN DOCUMENT AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          SECTION 14.  Miscellaneous.
                       -------------

          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent under any document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent to exercise any of its rights under any other document against such party or against any other person.

          (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations after the Total Commitment has been terminated and all Letters of Credit have been canceled or cash collateralized and (ii) be binding on the Pledgor and by its acceptance hereof, the Collateral Agent, and their respective successors and assigns and shall inure, together with all rights and remedies of the Collateral Agent and the Lenders hereunder, to the benefit of the Pledgor, the Collateral Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent may assign or otherwise transfer its rights and obligations under this Agreement to any other Person pursuant to the terms of the Amended and Restated Financing Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent shall mean the assignee of the Collateral Agent. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent.

          (e) Upon the satisfaction in full of the Obligations after the Total Commitment has been terminated and all Letters of Credit have been canceled or cash collateralized, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Collateral Agent will, upon the Pledgor's request and at the Pledgor's expense promptly, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgor, without recourse, representation or warranty, such documents as the Pledgor shall reasonably request to evidence such termination.

          (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

          IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                             [PLEDGOR]

                                      By:  ___________________________________
                                      Name:___________________________________
                                      Title:__________________________________

ACCEPTED AND AGREED:

NATIONSBANC COMMERCIAL CORPORATION,
as Collateral Agent

By:____________________________
Name:__________________________
Title:_________________________

                  SCHEDULE I TO PLEDGE AND SECURITY AGREEMENT

                                 Pledged Debt
                                 ------------


                                                            Principal Amount
Name of Maker                      Description              Outstanding as of
-------------                      -----------              -----------------

                 SCHEDULE II TO PLEDGE AND SECURITY AGREEMENT

                                Pledged Shares
                                --------------
                                                                 Certificate
Name of Issuer           Number of Shares          Class            No.(s)
--------------           ----------------          -----         -----------

                                 SCHEDULE III

                                      TO

                         PLEDGE AND SECURITY AGREEMENT

                               PLEDGE AMENDMENT
                               ----------------

          This Pledge Amendment, dated ___________________________, is delivered pursuant to Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated _____ __, 199_, as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the promissory notes or shares listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all of the Obligations referred to in said Pledge Agreement.

                                 Pledged Debt
                                 ------------

                                                           Principal Amount
Name of Maker                      Description             Outstanding as of
-------------                      -----------             -----------------


                                Pledged Shares
                                --------------

                                                                 Certificate
Name of Issuer           Number of Shares          Class            No.(s)
--------------           ----------------          -----         -----------


                                             PLEDGOR

                                             By: ________________________
                                                 Name:
                                                 Title:

                                  EXHIBIT D-2

                        FORM OF PARENT PLEDGE AGREEMENT
                        -------------------------------

          PLEDGE AND SECURITY AGREEMENT dated as of ____________, 199_, made by NORTON MCNAUGHTON, INC., a Delaware corporation (the "Pledgor"), in favor of
                                                      -------
NATIONSBANC COMMERCIAL CORPORATION, as collateral agent for the Lenders parties to the Amended and Restated Financing Agreement referred to below (in such capacity, the "Collateral Agent").
               ----------------

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Pledgor, Norton McNaughton of Squire, Inc., a New York corporation ("Squire"), Miss Erika, Inc., a Delaware corporation ("Miss Erika"),
              ------                                               ----------
certain lenders (the "Existing Lenders"), NationsBanc Commercial Corporation as
                      ----------------
collateral agent (the "Collateral Agent") for the Existing Lenders and The CIT
                       ----------------
Group/Commercial Services, Inc. as administrative agent (the "Administrative
                                                              --------------
Agent") for the Existing Lenders are parties to a Financing Agreement, dated as
-----
of September 25, 1997, as amended by the First Amendment dated as of November 21, 1997, the Second Amendment dated as of January 30, 1998 and the Third Amendment dated as of June 12, 1998 (as so amended, the "Existing Financing
                                                         ------------------
Agreement";
---------

          WHEREAS, pursuant to the Existing Financing Agreement, the Existing Lenders extended credit to Squire and Miss Erika consisting of (i) a term loan in the original principal amount of $15,000,000 and (ii) revolving credit loans in an aggregate principal amount at any one time outstanding not to exceed $125,000,000, a portion of which included letters of credit issued with the assistance of the Collateral Agent and the Existing Lenders for the account of Squire and Miss Erika;

          WHEREAS, the Pledgor, Squire and Miss Erika have requested that the Existing Financing Agreement be amended and restated to, among other things (i) prepay the term loan in full, (ii) increase the revolving credit facility to provide revolving credit loans to the Borrowers at any one time outstanding not to exceed $175,000,000 (the "Revolving Credit Loans", and each a "Loan" and
                             ----------------------               ----
collectively, the "Loans"), which may include letters of credit (the "Letters of
                   -----                                              ----------
Credit") issued with the assistance of the Collateral Agent and the Lenders for
------
the account of the Borrowers, (iii) extend the maturity date of the revolving credit facility and (iv) add JJ Acquisition Corp., a Delaware corporation to be known as Jeri-Jo Knitwear, Inc. ("Jeri-Jo")as a borrower;
                                  -------

          WHEREAS, pursuant to such request, the Pledgor, Squire, Miss Erika, Jeri-Jo, the Collateral Agent, the Administrative Agent, ,Fleet Bank NA, as documentation agent (the "Documentation Agent"), and the financial institutions
                          -------------------
from time to time party thereto (the "Lenders") have entered into an Amended and
                                      -------
Restated Financing Agreement, dated as of June

18, 1998 (such agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Amended and Restated Financing
                                               ------------------------------
Agreement");
---------

          WHEREAS, pursuant to Article XI of the Amended and Restated Financing Agreement, the Pledgor has guaranteed all of the obligations of the Borrowers to the Collateral Agent, the Administrative Agent and the Lenders under the Amended and Restated Financing Agreement;

          WHEREAS, as collateral security for the obligations of the Pledgor to the Collateral Agent, the Administrative Agent, the Documentation Agent and the Lenders under Article XI of the Amended and Restated Financing Agreement, the Pledgor has agreed to execute and deliver to the Collateral Agent a pledge and security agreement providing for the pledge to the Collateral Agent of, and the grant to the Collateral Agent for the benefit of the Lenders of a security interest in, certain indebtedness from time to time owing to the Pledgor and certain of the outstanding shares of capital stock from time to time owned by the Pledgor of each Subsidiary now or hereafter existing and in which Pledgor has any interest at any time; and

          WHEREAS, the Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of the Pledgor;

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Collateral Agent and the Lenders to enter into the Amended and Restated Financing Agreement with the Pledgor, the Pledgor hereby agrees with the Collateral Agent as follows:

          SECTION 1.  Definitions.  All terms used in this Agreement which are
                      -----------
defined in the Amended and Restated Financing Agreement or in Article 8 or
Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the
                                               ----
State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

          SECTION 2.  Pledge and Grant of Security Interest.  As collateral
                      -------------------------------------
security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and collaterally assigns to the Collateral Agent, and grants to the Collateral Agent for the benefit of the Lenders a continuing security interest in, the following (the "Pledged Collateral"):
                                          ------------------

          (a) the indebtedness described in Schedule I hereto and all indebtedness from time to time required to be pledged to the Collateral Agent pursuant to the terms of the Amended and Restated Financing Agreement (the "Pledged Debt"), the promissory notes and other instruments evidencing the
 ------------
Pledged Debt and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

          (b) the shares of stock described in Schedule II hereto (the "Pledged
                                                                        -------
Shares") issued by the corporations described in such Schedule II (the "Existing
------                                                                  --------
Subsidiaries"), the certificates representing the Pledged Shares, all options
------------
and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (c) the shares of stock at any time and from time to time acquired by the Pledgor, of any and all Subsidiaries, whether now or hereafter existing, all or a portion of the stock of which is acquired by the Pledgor at any time (such Subsidiaries, together with the Existing Subsidiaries, being hereinafter referred to collectively as the "Pledged Subsidiaries" and individually as a
                                 --------------------
"Pledged Subsidiary"), the certificates representing such shares, all options
 ------------------
and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          (d) all additional shares of stock, from time to time acquired by the Pledgor, of any Pledged Subsidiary, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares; and

          (e) all proceeds of any and all of the foregoing;

          in each case, whether now owned or hereafter acquired by the Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

          SECTION 3.  Security for Guaranteed Obligations.  The security
                      -----------------------------------
interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations whether now existing or hereafter incurred (the "Guaranteed Obligations"):
                         ----------------------

          (a) the prompt payment by the Pledgor, as and when due and payable, of all amounts from time to time owing by it in respect of its guaranty made pursuant to Article XI of the Amended and Restated Financing Agreement, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower, whether or not a claim for post-filing interest is allowed in such proceeding), all Letter of Credit Obligations and Ledger Debt and all interest thereon, all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document to which it is a party; and

          (b) the due performance and observance by the Pledgor of all of its other obligations from time to time existing in respect of Article XI of the Amended and Restated Financing Agreement and the other Loan Documents to which it is a party.

          SECTION 4.  Delivery of the Pledged Collateral.
                      ----------------------------------

          (a) All promissory notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Collateral Agent on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and instruments constituting Pledged Collateral from time to time or required to be pledged to the Collateral Agent pursuant to the terms of the Amended and Restated Financing Agreement (the "Additional Collateral") shall be delivered to the Collateral Agent within 10
 ---------------------
Business Days of receipt thereof by or on behalf of Pledgor. All such promissory notes, certificates and instruments shall be held by or on behalf of the Collateral Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. Within 10 Business Days of the receipt by Pledgor of the Additional Collateral, a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule III hereto (a "Pledge Amendment")
                                                              ----------------
shall be delivered to the Collateral Agent, in respect of the Additional Collateral which are to be pledged pursuant to this Agreement and the Amended and Restated Financing Agreement, which Pledge Amendment shall from and after delivery thereof constitute part of Schedules I and II hereto. The Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder constitute Pledged Collateral and the Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 with respect to such Additional Collateral.

          (b) If the Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by the Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Collateral Agent, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Collateral Agent in the exact form received, with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Guaranteed Obligations.

          SECTION 5.  Representations and Warranties.  The Pledgor represents
                      ------------------------------
and warrants as follows:

          (a) The Existing Subsidiaries set forth in Schedule II hereto are the Pledgor's only directly-owned Subsidiaries existing on the date hereof. The Pledged Shares have been duly authorized and validly issued, are fully paid and nonassessable and constitute 100% of the issued shares of capital stock of the Pledged Subsidiaries as of the date hereof. All other shares of stock constituting Pledged Collateral will be, when issued, duly authorized and validly issued, fully paid and nonassessable.

          (b) The promissory notes[s] currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights and to general principles of equity.

          (c) The Pledgor is and will be at all times the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and Liens permitted by the Amended and Restated Financing Agreement.

          (d) The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene law or any material contractual restriction binding on or affecting the Pledgor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to this Agreement and the other Loan Documents.

          (e) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by the Pledgor for (i) the due execution, delivery and performance by the Pledgor of this Agreement, (ii) the grant by the Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or
(iii) the exercise by the Collateral Agent or the Lenders of any of their rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

          (f) This Agreement creates a valid security interest in favor of the Collateral Agent in the Pledged Collateral, as security for the Guaranteed Obligations. The Collateral Agent's having possession of the promissory notes evidencing the Pledged Debt, the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such security interest. Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest. All action necessary or desirable to perfect and protect such security interest has been duly taken, except for the

Collateral Agent's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

          SECTION 6.  Covenants as to the Pledged Collateral.  So long as any
                      --------------------------------------
Guaranteed Obligations shall remain outstanding, the Pledgor will, unless the Collateral Agent shall otherwise consent in writing:

          (a) keep adequate records concerning the Pledged Collateral and permit the Collateral Agent or any agents or representatives thereof at any time or from time to time to examine and make copies of and abstracts from such records pursuant to the terms of Section 7.01(f) of the Amended and Restated Financing Agreement;

          (b) at its expense, upon the request of the Collateral Agent, promptly deliver to the Collateral Agent a copy of each material notice or other communication received by it in respect of the Pledged Collateral;

          (c) at its expense, defend the Collateral Agent's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

          (d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Collateral Agent may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Collateral Agent, after the occurrence and during the continuation of an Event of Default, irrevocable proxies in respect of the Pledged Collateral;

          (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein (other than the Pledged Shares issued by Norty's, Inc.) except as permitted by Section 7(a)(i) hereof;

          (f) not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the security interest created hereby or pursuant to any other Loan Document and Liens permitted by the Amended and Restated Financing Agreement;

          (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to the Loan Documents and applicable securities laws;

          (h) not permit the issuance of (i) any additional shares of any class of capital stock of any Pledged Subsidiary, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock; and

          (i) not take or fail to take any action which would in any manner impair the enforceability of the Collateral Agent's security interest in any Pledged Collateral.

          SECTION 7.  Voting Rights, Dividends, Etc. in Respect of the Pledged
                      --------------------------------------------------------
Collateral.
----------

          (a) So long as no Event of Default shall have occurred and be continuing:

              (i) the Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Amended and Restated Financing Agreement or the other Loan Documents; provided, however, that (A) the
                                                 --------  -------
Pledgor will not exercise or refrain from exercising any such right, as the case may be, if the Collateral Agent gives it notice that, in the Collateral Agent's reasonable judgment, such action would have a Material Adverse Effect and (B) the Pledgor will give the Collateral Agent at least 5 Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which is reasonably likely to have a Material Adverse Effect;

              (ii) the Pledgor may receive and retain any and all dividends or interest paid in respect of the Pledged Collateral; provided, however, that any
                                                    --------  -------
and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, shall be, and shall forthwith be delivered to the Collateral Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Collateral Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Guaranteed Obligations; and

              (iii) the Collateral Agent will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(a) and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) of this Section 7(a).

          (b) Upon the occurrence and during the continuance of an Event of Default and to the extent not inconsistent with the Amended and Restated Financing Agreement:

              (i) all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this Section 7, and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (ii) of subsection (a) of this Section 7, shall cease, and all such rights shall thereupon become vested in the Collateral Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

              (ii) the Collateral Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Collateral Agent and may collect any and all monies due or to become due to the Pledgor in respect of the Pledged Debt and the Pledgor hereby authorizes each such debtor to make such payment directly to the Collateral Agent without any duty of inquiry;

              (iii) without limiting the generality of the foregoing, the Collateral Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Subsidiary, or upon the exercise by any Pledged Subsidiary of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

              (iv) all dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Guaranteed Obligations.

          SECTION 8.  Additional Provisions Concerning the Pledged Collateral.
                      -------------------------------------------------------

          (a) The Pledgor hereby authorizes the Collateral Agent to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

          (b) The Pledgor hereby irrevocably appoints the Collateral Agent the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Collateral Agent's discretion exercised reasonably and during the continuance of an Event of Default, to take any action and to execute any instrument which the Collateral Agent may deem necessary or reasonably advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same.

          (c) If the Pledgor fails to perform any agreement or obligation contained herein, the Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor pursuant to
Section 10 hereof.

          (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

          (e) The Collateral Agent may at any time after the occurrence and during the continuation of an Event of Default and to the extent not inconsistent with the Amended and Restated Financing Agreement in its discretion
(i) without notice to the Pledgor, transfer or register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of the Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 9.  Remedies Upon Default.  If any Event of Default shall have
                      ---------------------
occurred and be continuing:

          (a) The Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 Business Days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) The Pledgor recognizes that it is impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. The Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be
                                                    ---- ----
deemed to involve a "public sale" for the purposes of Section 9-504(3) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Collateral Agent may, in such event, bid for the purchase of such securities.

          (c) Any cash held by the Collateral Agent as Pledged Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 10 hereof) in whole or in part by the Collateral Agent against, all or any part of the Guaranteed Obligations in such order as the Collateral Agent shall elect consistent with the provisions of the Amended and Restated Financing Agreement. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all of the Guaranteed Obligations shall be paid over to the Pledgor or to such person as may be lawfully entitled to receive such surplus.

          (d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or any Lender is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Amended and Restated Financing Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent and any Lender to collect such deficiency.

          SECTION 10.   Indemnity and Expenses.
                        ----------------------

          (a) The Pledgor agrees to indemnify the Collateral Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Collateral Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) The Pledgor will upon demand pay to the Collateral Agent the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of the Collateral Agent's counsel and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or any of the Lenders hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

          SECTION 11.  Notices, Etc.  All notices and other communications
                       -------------
provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Pledgor, to it at its address specified in the Amended and Restated Financing Agreement, and if to the Collateral Agent, to it at its address specified in the Amended and Restated Financing Agreement, or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this
Section 11. All such notices and other communications shall be effective (i) if sent by certified mail, return receipt requested, when received or 3 Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day, or (iii) if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

          SECTION 12.  Consent to Jurisdiction, Etc.
                       -----------------------------

          (a) Any legal action or proceeding with respect to this Agreement or any document related thereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Pledgor hereby accepts unconditionally the jurisdiction of the aforesaid courts. The Pledgor hereby irrevocably waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which the
                                               ----- --- ----------
Pledgor may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

          (b) The Pledgor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Pledgor at its address referred to in Section 11 hereof.

          (c) Nothing contained in this Section 12 shall affect the right of the Collateral Agent to serve legal process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

          SECTION 13.  Waiver of Jury Trial.  EACH OF THE PLEDGOR AND THE
                       --------------------
COLLATERAL AGENT (BY ACCEPTING THIS AGREEMENT) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ARISING FROM ANY OTHER LOAN DOCUMENT AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          SECTION 14.  Miscellaneous.
                       -------------

          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent under any document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent to exercise any of its rights under any other document against such party or against any other person.

          (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full or release of the Guaranteed Obligations after the Total Commitment has been terminated and all Letters of Credit have been canceled or cash collateralized and (ii) be binding on the Pledgor and by its acceptance hereof, the Collateral Agent, and their respective successors and assigns and shall inure, together with all rights and remedies of the Collateral Agent and the Lenders hereunder, to the benefit of the Pledgor, the Collateral Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent may assign or otherwise transfer its rights and obligations under this Agreement to any other Person pursuant to the terms of the Amended and Restated Financing Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent shall mean the assignee of the Collateral

Agent. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent.

          (e) Upon the satisfaction in full of the Guaranteed Obligations after the Total Commitment has been terminated and all Letters of Credit have been canceled or cash collateralized, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Collateral Agent will, upon the Pledgor's request and at the Pledgor's expense promptly, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgor, without recourse, representation or warranty, such documents as the Pledgor shall reasonably request to evidence such termination.

          (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

          IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                    NORTON MCNAUGHTON, INC.

                              By:   _____________________________________
                              Name: _____________________________________
                              Title:_____________________________________

ACCEPTED AND AGREED:

NATIONSBANC COMMERCIAL CORPORATION,
as Collateral Agent

By:   __________________________
Name: __________________________
Title:__________________________

                  SCHEDULE I TO PLEDGE AND SECURITY AGREEMENT

                                 Pledged Debt
                                 ------------

                                                         Principal Amount
        Name of Maker             Description            Outstanding as of
        -------------             -----------            -----------------

                 SCHEDULE II TO PLEDGE AND SECURITY AGREEMENT

                                Pledged Shares
                                --------------

                                                                   Certificate
    Name of Issuer          Number of Shares           Class         No.(s)
    --------------          ----------------           -----         ------

                                 SCHEDULE III

                                      TO

                         PLEDGE AND SECURITY AGREEMENT

                               PLEDGE AMENDMENT
                               ----------------

          This Pledge Amendment, dated ___________________________, is delivered pursuant to Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated September 25, 1997, as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the promissory notes or shares listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all of the Obligations referred to in said Pledge Agreement.

                                 Pledged Debt
                                 ------------

                                                        Principal Amount
          Name of Maker           Description          Outstanding as of
          -------------           -----------          -----------------


                                Pledged Shares
                                --------------

                                                               Certificate
  Name of Issuer         Number of Shares            Class       No(s)
  --------------         ----------------            -----     -----------



                                             PLEDGOR

                                             By: _______________________________
                                                 Name:
                                                 Title:

                                   EXHIBIT H

                                    FORM OF

                           ASSIGNMENT AND ACCEPTANCE

                           Dated ________ __, 199__

          Reference is made to the Amended and Restated Financing Agreement, dated as of June __, 1998 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Amended and Restated Financing
                                           ------------------------------
Agreement") by and among Norton McNaughton of Squire, Inc., Miss Erika, Inc.,
---------
and JJ Acquisition Corp. to be known as Jeri-Jo Knitwear, Inc. (each a "Borrower" and collectively the "Borrowers"), Norton McNaughton, Inc., certain
 --------                        ---------
lenders (each a "Lender" and collectively, the "Lenders"), NationsBanc
                 ------                         -------
Commercial Corporation, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), The CIT Group/Commercial Services, Inc., as
     ----------------
administrative agent for the Lenders (in such capacity, the "Administrative
                                                             --------------
Agent") and Fleet Bank, NA, as documentation agent for the Lenders (in such
-----
capacity, the "Documentation Agent").  Terms defined in the Amended and Restated
               -------------------
Financing Agreement are used herein as therein defined.

          _____________ (solely in its capacity as a Lender under the Amended and Restated Financing Agreement) (the "Assignor") and ______________ (the
                                        --------
"Assignee") agree as follows:
 --------

          1. The Assignor hereby sells and assigns to the Assignee, without recourse, representation or warranty, and the Assignee hereby purchases and assumes from the Assignor, a ___%* interest (the "Assigned Interest") in and to
                                                  -----------------
all of the Assignor's rights and obligations, solely as a Lender, under the Amended and Restated Financing Agreement and the other Loan Documents as of the Effective Date (as defined below) (including, without limitation, (i) if the Commitments shall not have been terminated, the Assignor's Commitment set forth in Section 2.01 of the Amended and Restated Financing Agreement; (ii) the outstanding principal amount of the Revolving Credit Loans made by the Assignor;
(iii) the Lender's Pro Rata Share of the Reimbursement Obligations; and (iv) the Notes evidencing the Assignor's Loans).

          2. The Assignor (i) represents and warrants as of the date hereof that its Commitment (without giving effect to assignments thereof which have not yet become effective) is ____%; (ii) represents and warrants that it is the legal and beneficial owner of the interest it is assigning hereunder; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by or in connection with the Amended and Restated Financing Agreement, the execution, legality, validity, enforceability,

________________
*   Specify percentage to no more than 4 decimal points.

genuineness, sufficiency or value of the Amended and Restated Financing Agreement, any other Loan Document, or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under the Amended and Restated Financing Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (v) attaches the Notes referred to in paragraph 1 above, and requests that the Administrative Agent exchange each such Note for new Notes (appropriately dated so that no loss of interest accrued prior to the Effective Date shall result with respect to the portion of the Loans assigned or the portion of the Loans retained by the Assignor), consisting of a Revolving Credit Note in the principal amount of $__________, payable to the order of the Assignee, and a Revolving Credit Note in the principal amount of $___________ payable to the order of the Assignor.

               (a) The Assignee represents and warrants that it has become a party hereto solely in reliance upon its own independent investigation of the financial and other circumstances surrounding the Borrowers, the Collateral, the Loans and the Letters of Credit and all aspects of the transactions evidenced by or referred to in the Loan Documents, or has otherwise satisfied itself thereto, and that it is not relying upon any representation, warranty or statement (except any such representation, warranty or statement expressly set forth in this Agreement) of the Assignor in connection with the assignment made under this Agreement. The Assignee further acknowledges that the Assignee will, independently and without reliance upon the Collateral Agent, the Administrative Agent, the Assignor or any other Lender and based upon the Assignee's review of such documents and information as the Assignee deems appropriate at the time, make and continue to make its own credit decisions in entering into this Agreement and taking or not taking action under the Loan Documents. The Assignor shall have no duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of the Assignee or to provide the Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the initial extension of credit under the Amended and Restated Financing Agreement or at any time or times thereafter.

               (b) The Assignee represents and warrants to the Assignor that it has experience and expertise in the making of loans such as the Loans or with respect to the other types of credit which may be extended under the Amended and Restated Financing Agreement; that it has acquired its Assigned Interest for its own account and not with any intention of selling all or any portion of such interest; and that it has received, reviewed and approved copies of all Loan Documents.

               (c) The Assignor shall not be responsible to the Assignee for the execution, effectiveness, accuracy, completeness, legal effect, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by the Assignor to the Assignee or by or on behalf of the Borrower to the Assignor or the Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Borrower or any other Person liable for the payment of any Loans or payment of amounts owed in connection with other extensions of credit under the Amended and Restated Financing Agreement or the value of the Collateral or any other matter. The Assignor shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or other extensions of credit under the Amended and Restated Financing Agreement or as to the existence or possible existence of any Event of Default or Default.

               (d) Each party to this Agreement represents and warrants to the other party to this Agreement that it has full power and authority to enter into this Agreement and to perform its obligations under this Agreement in accordance with the provisions of this Agreement, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles.

               (e) Each party to this Agreement represents and warrants that the making and performance by it of this Agreement do not and will not violate any law or regulation of the jurisdiction of its incorporation or any other law or regulation applicable to it.

               (f) Each party to this Agreement represents and warrants that all consents, licenses, approvals, authorizations, exemptions, registrations, filings, opinions and declarations from or with any agency, department, administrative authority, statutory corporation or judicial entity necessary for the validity or enforceability of its obligations under this Agreement have been obtained, and no governmental authorizations other than any already obtained are required in connection with its execution, delivery and performance of this Agreement.

               (g) The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned and that such interest is free and clear of any Lien.

               (h) The Assignor makes no representation or warranty and assumes no responsibility with respect to the operations, condition (financial or otherwise), business or assets of the Borrowers or any of their Subsidiaries or the performance or observance by the Borrowers of any of their obligations under the Amended and Restated Financing Agreement or any other Loan Document.

               (i) The Assignee appoints and authorizes the Collateral Agent, and the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Collateral Agent, the Administrative Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto.

               (j) The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended and Restated Financing Agreement are required to be performed by it as a Lender.

               (k) The Assignee confirms that it has received all documents and information it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

               (l) The Assignee specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

          3. The effective date for this Assignment and Acceptance shall be ___________ (the "Effective Date"), which date is at least three Business Days
                  --------------
after the execution of this Assignment and Acceptance and the delivery hereof to the Administrative Agent for acceptance.

          4. Upon such acceptance, as of the Effective Date (i) the Assignee shall, in addition to the rights and obligations under the Amended and Restated Financing Agreement and the other Loan Documents held by it immediately prior to the Effective Date, have the rights and obligations under the Amended and Restated Financing Agreement and the other Loan Documents that have been assigned to it pursuant to this Agreement, and (ii) the Assignor shall, to the extent provided in this Agreement, relinquish its rights and be released from its obligations under the Amended and Restated Financing Agreement and the other Loan Documents that have been assigned by the Assignor to the Assignee pursuant to this Agreement.

          5. Upon such acceptance, from and after the Effective Date, the Administrative Agent shall make all payments under the Amended and Restated Financing Agreement and the Notes in respect of the rights assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. If the Assignor receives or collects any payment of interest or fees attributable to the interests assigned to Assignee by this Agreement which has accrued after the Effective Date, the Assignor shall distribute to the Assignee such payment. If the Assignee receives or collects any payment of interest or fees which is not attributable to the interests assigned to the Assignee by this Agreement or which has accrued on or prior to the Effective Date, the Assignee shall distribute to the Assignor such payment.

          6. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely therein without consideration as to choice of law.

                              [NAME OF ASSIGNOR]

                              By:   ___________________________
                                    Name:
                                    Title:
                                    Date:

                              NOTICE ADDRESS AND PAYMENT
                              INSTRUCTIONS FOR ASSIGNOR

                              _________________________________
                              _________________________________
                              _________________________________
                              Telephone No.____________________
                              Telecopy No. ____________________

                              [NAME OF ASSIGNEE]

                              By:   ___________________________
                                    Name:
                                    Title:
                                    Date:

                              NOTICE ADDRESS AND PAYMENT
                              INSTRUCTIONS FOR ASSIGNEE

                              _________________________________
                              _________________________________
                              _________________________________
                              Telephone No.____________________
                              Telecopy No. ____________________

ACCEPTED this _____ day
of ______________, 19___

THE CIT GROUP/COMMERCIAL
SERVICES, INC., as Administrative Agent

By: _______________________
    Name:
    Title:

                                  EXHIBIT L-1


     FORM OF SUBORDINATED INTERCOMPANY REVOLVING CREDIT NOTE


$_____________                                    Dated:  ________ __, 199_
                                                          New York, New York

          FOR VALUE RECEIVED, Norton McNaughton of Squire, Inc., a New York corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of [Miss
                  --------
Erika, Inc., a Delaware corporation] [JJ Acquisition Corp., a Delaware corporation to be known as Jeri-Jo Knitwear, Inc.] (the "Lender") (i) the
                                                         ------
principal amount of One Hundred Seventy-Five Million Dollars ($175,000,000), or if less, an amount equal to the aggregate unpaid principal amount of loans made from time to time by the Lender to the Borrower, payable on the same terms and conditions as the Revolving Credit Note (as defined in the Amended Restated Financing Agreement dated as of June 18, 1998 by and among Norton McNaughton, Inc., a Delaware corporation, the Borrower, the Lender, [Miss Erika, Inc., a Delaware corporation] [JJ Acquisition Corp., a Delaware corporation to be known as Jeri-Jo Knitwear, Inc.], the financial institutions from time to time party thereto, NationsBanc Commercial Corporation, as collateral agent (the "Collateral Agent"), The CIT Group/Commercial Services, Inc., as administrative
-----------------
agent (the "Administrative Agent"), and Fleet Bank, NA, as documentation agent
            --------------------
(the "Documentation Agent," and together with the Collateral Agent, the
      -------------------
Administrative Agent and the aforementioned financial institutions, collectively the "Senior Lenders") (as amended or otherwise modified from time to time, the
     --------------
"Amended and Restated Financing Agreement")) and (ii) interest in an amount
-----------------------------------------
equal to the unpaid principal amount of the Revolving Credit Note, from the date hereof until all such principal amounts are paid in full, at the same interest rates, and payable at the same times, as are specified in the Amended and Restated Financing Agreement with respect to the Revolving Credit Note. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Amended and Restated Financing Agreement.

          The payment of the principal of, all accrued and unpaid interest on and any other amounts that now or hereafter may be owing by the Borrower to the Lender pursuant to this Note (collectively, the "Subordinated Debt") is hereby
                                                 -----------------
expressly made subordinate and subject in right of payment to the prior payment and satisfaction in full of any and all Obligations.

          The Senior Lenders are irrevocably authorized and empowered but shall have no obligation, in any proceeding with respect to the Borrower under any federal or state bankruptcy or insolvency law, or any other reorganization, dissolution or liquidation proceedings with respect to the Borrower, to file a proof of claim on behalf of the Lender with respect to the principal of and interest on this Note, to accept and receive any payment or distribution which may be payable or deliverable at any time upon or in respect of this Note in an amount not in excess of the Obligations then outstanding, and to take such other action (including voting the principal of and interest on this Note) as may be reasonably necessary to effectuate the foregoing. The Lender shall provide to the Senior Lenders all information and documents necessary to present claims or seek enforcement as aforesaid and will duly and promptly take such action as the Senior Lenders may request to collect the principal of and interest on this Note for the account of the Senior Lenders and to file appropriate claims or proofs of claim with respect thereto. Without limiting the foregoing, the Lender shall execute and deliver to the Senior Lenders such powers of attorney, assignments or other instruments as the Senior Lenders may request in order to enable them to enforce any and all claims with respect to this Note and to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to this Note. If the Senior Lenders do not exercise their right to vote the principal of and interest on this Note or otherwise act in any such reorganization proceeding as set forth in this paragraph (including the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), the Lender shall not take any action or vote in any way so as to contest (a) the validity or enforceability of the Amended and Restated Financing Agreement or any Loan Document, (b) the rights and duties of the Senior Lenders established in the Amended and Restated Financing Agreement and the Loan Documents, or (c) the validity or enforceability of the subordination provisions set forth in this Note.

          The Senior Lenders may: (i) enter into any agreement or arrangement with the Loan Parties under the Amended and Restated Financing Agreement with respect to the Obligations and any amendments thereto, as the Senior Lenders may deem proper; (ii) extend the time for payment and/or renew any or all of the Obligations; and (iii) surrender any security, collateral or guarantees held with respect to any or all of the Obligations, make any settlements and compromises thereof as it may deem proper and take any other action whether or not similar to the foregoing, all without notice to or consent from the Lender and without in any way impairing or affecting the subordination provisions of this Note thereby.

          Subject to the provisions of the following paragraph, should any payment with respect to the Subordinated Debt be received by the Lender in any form and from any source whatsoever prior to the payment in full in cash of all of the Obligations after all Commitments have terminated and all Letters of Credit have been canceled or cash collateralized, the Lender immediately shall deliver to the Senior Lenders any monies, securities or other property so received by it, or its equivalent in cash, with proper endorsements or assignments if necessary and without recourse, to be applied (in the case of cash) to, or held as collateral (in the case of securities or other non-cash property) for the payment or prepayment of the Obligations; and pending such delivery, the Lender shall hold such monies, securities or other property as trustee for the account of the Senior Lenders.

          Notwithstanding anything to the contrary stated herein, the Borrower may make payments of, and the Lender may demand, receive and retain payments of
(i) accrued and unpaid interest on the principal amount of this Note when due, strictly in accordance with the terms and provisions of this Note and (ii) the principal amount of this Note strictly in accordance with the terms and provisions of this Note, unless, in the case of clauses (i) and (ii) above, a Default or an Event of Default has occurred and is continuing or would result from the making of such payment. Except as otherwise provided in this paragraph, the Lender shall not take, demand, receive or accelerate any payment of the Subordinated Debt and the Borrower shall not give, make or permit any such payment other than where expressly approved by the Senior Lenders and the Lender shall not assert, participate in or bring any sort of action, suit or proceeding (including, without limitation, bankruptcy or insolvency proceedings) either at law or in equity for the enforcement, collection or realization of all or any part of the Subordinated Debt. Notwithstanding the foregoing, should any action be taken, at any time, by or against the Borrower for any relief or arrangement under any federal or state bankruptcy or insolvency law, the Subordinated Debt shall be subordinated to the prior payment of the Obligations of the Senior Lenders in accordance with the subordination provisions described herein. The Borrower will (x) not make any payment in respect of any of the Subordinated Debt, or take any other action, in contravention of the provisions of this Note and (y) promptly notify the Collateral Agent in writing of the occurrence of a Default or an Event of Default not later than one Business Day after the occurrence thereof shall have become known to the Borrower.

          The Lender shall have no right to accelerate or to commence legal action to enforce collection of all or any part of the principal of and interest on this Note except in the event that the Borrower files or has filed against it (other than by the Lender) a petition under the United States Bankruptcy Code (11 U.S.C. (S) 101 et seq.), as amended, and any successor statute, provided
                   -------                                          --------
that any such involuntary proceeding which is commenced against the Borrower is not dismissed or discharged within 45 days after commencement thereof, provided,
                                                                       --------
however, that any amount received by the Lender in advance of its scheduled due
-------
date (without giving effect to any acceleration) hereunder as a result of any acceleration permitted above, prior to payment in full in cash of the Obligations and the termination of the Amended and Restated Financing Agreement, shall be held in trust and paid to the Senior Lenders.

          The Lender covenants and agrees with the Senior Lenders that, except as otherwise specifically permitted by this Note, the Lender shall not, directly or indirectly: (i) demand or receive payment of, (ii) exchange, cancel, discharge, forgive or modify, (iii) request or obtain collateral, security or guarantees for, (iv) except in favor of the Senior Lenders, effect a subordination, assignment, pledge, transfer, sale or other hypothecation of, or
(v) commence any legal action with respect to, the whole or any part of the principal of and interest on this Note. The Lender further agrees that until such time as all of the Obligations is paid and satisfied in full in cash, it shall not assert or be entitled to any subrogation rights. This Note may not be amended without obtaining the prior written consent of the Collateral Agent.

          All rights and interests of the Senior Lenders hereunder, and all agreements and obligations of the Lender and the Borrower hereunder, shall remain in full force and effect irrespective of: (i) any lack of validity or enforceability of the Amended and Restated Financing Agreement or any Loan Document or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Amended and Restated Financing Agreement or any Loan Document, (iii) any exchange or release of, or non-perfection of any Lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Loan Parties in respect of the Obligations or the Lender or the Borrower in respect of this Note.

          The Lender waives any and all demands, presentments or notices (other than notices specifically provided for in this Note) to which it otherwise might be entitled, including, without limitation, any and all notices (i) of the creation or accrual of any of the Obligations, (ii) of any extension, modification or renewal of any of the Obligations and (iii) of the Senior Lenders' reliance on the subordination provisions of this Note.

          The Borrower may at any time prepay the whole or any part of the unpaid principal amount of this Note, without penalty or premium, with interest accrued to the date fixed for prepayment.

          This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York applicable to contracts made and to be performed therein without consideration as to choice of law.

                       NORTON McNAUGHTON OF SQUIRE, INC.

                       By: ______________________
                           Name:
                           Title:

ACCEPTED AND AGREED:
[MISS ERIKA, INC.]
[JJ ACQUISITION CORP.]


By:________________________
  Name:
  Title:


                       PAY TO THE ORDER OF:
                       NATIONSBANC COMMERCIAL CORPORATION,
                       as Collateral Agent

                       [MISS ERIKA, INC.]
                       [JJ ACQUISITION CORP.]


                       By:________________________
                         Name:
                         Title:

                                  EXHIBIT L-2


            FORM OF SUBORDINATED INTERCOMPANY REVOLVING CREDIT NOTE


$_____________                                         Dated:  ________ __, 199_
                                                              New York, New York


          FOR VALUE RECEIVED, Miss Erika, Inc., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of [Norton McNaughton of
 --------
Squire, Inc., a New York corporation] [JJ Acquisition Corp., a Delaware corporation to be known as Jeri-Jo Knitwear, Inc.] (the "Lender") (i) the
                                                         ------
principal amount of One Hundred Seventy-Five Million Dollars ($175,000,000), or if less, an amount equal to the aggregate unpaid principal amount of loans made from time to time by the Lender to the Borrower, payable on the same terms and conditions as the Revolving Credit Note (as defined in the Amended Restated Financing Agreement dated as of June 18, 1998 by and among Norton McNaughton, Inc., a Delaware corporation, the Borrower, the Lender, [Norton McNaughton of Squire, Inc. a New York corporation] [JJ Acquisition Corp., a Delaware corporation to be known as Jeri-Jo Knitwear, Inc., a Delaware corporation], the financial institutions from time to time party thereto, NationsBanc Commercial Corporation, as collateral agent (the "Collateral Agent"), The CIT
                                       ----------------
Group/Commercial Services, Inc., as administrative agent (the "Administrative
                                                               --------------
Agent"), and Fleet Bank, NA, as documentation agent (the "Documentation Agent,"
-----                                                     -------------------
and together with the Collateral Agent, the Administrative Agent and the aforementioned financial institutions, collectively the "Senior Lenders") (as
                                                         --------------
amended or otherwise modified from time to time, the "Amended and Restated
                                                      --------------------
Financing Agreement")) and (ii) interest in an amount equal to the unpaid
-------------------
principal amount of the Revolving Credit Note, from the date hereof until all such principal amounts are paid in full, at the same interest rates, and payable at the same times, as are specified in the Amended and Restated Financing Agreement with respect to the Revolving Credit Note. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Amended and Restated Financing Agreement.

          The payment of the principal of, all accrued and unpaid interest on and any other amounts that now or hereafter may be owing by the Borrower to the Lender pursuant to this Note (collectively, the "Subordinated Debt") is hereby
                                                 -----------------
expressly made subordinate and subject in right of payment to the prior payment and satisfaction in full of any and all Obligations.

          The Senior Lenders are irrevocably authorized and empowered but shall have no obligation, in any proceeding with respect to the Borrower under any federal or state bankruptcy or insolvency law, or any other reorganization, dissolution or liquidation proceedings with respect to the Borrower, to file a proof of claim on behalf of the Lender with respect to the principal of and interest on this Note, to accept and receive any payment or distribution which may be payable or deliverable at any time upon or in respect of this Note in an amount not in excess of the Obligations then outstanding, and to take such other action (including voting the principal of and interest on this Note) as may be reasonably necessary to effectuate the foregoing. The Lender shall provide to the Senior Lenders all information and documents necessary to present claims or seek enforcement as aforesaid and will duly and promptly take such action as the Senior Lenders may request to collect the principal of and interest on this Note for the account of the Senior Lenders and to file appropriate claims or proofs of claim with respect thereto. Without limiting the foregoing, the Lender shall execute and deliver to the Senior Lenders such powers of attorney, assignments or other instruments as the Senior Lenders may request in order to enable them to enforce any and all claims with respect to this Note and to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to this Note. If the Senior Lenders do not exercise their right to vote the principal of and interest on this Note or otherwise act in any such reorganization proceeding as set forth in this paragraph (including the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), the Lender shall not take any action or vote in any way so as to contest (a) the validity or enforceability of the Amended and Restated Financing Agreement or any Loan Document, (b) the rights and duties of the Senior Lenders established in the Amended and Restated Financing Agreement and the Loan Documents, or (c) the validity or enforceability of the subordination provisions set forth in this Note.

          The Senior Lenders may: (i) enter into any agreement or arrangement with the Loan Parties under the Amended and Restated Financing Agreement with respect to the Obligations and any amendments thereto, as the Senior Lenders may deem proper; (ii) extend the time for payment and/or renew any or all of the Obligations; and (iii) surrender any security, collateral or guarantees held with respect to any or all of the Obligations, make any settlements and compromises thereof as it may deem proper and take any other action whether or not similar to the foregoing, all without notice to or consent from the Lender and without in any way impairing or affecting the subordination provisions of this Note thereby.

          Subject to the provisions of the following paragraph, should any payment with respect to the Subordinated Debt be received by the Lender in any form and from any source whatsoever prior to the payment in full in cash of all of the Obligations after all Commitments have terminated and all Letters of Credit have been canceled or cash collateralized, the Lender immediately shall deliver to the Senior Lenders any monies, securities or other property so received by it, or its equivalent in cash, with proper endorsements or assignments if necessary and without recourse, to be applied (in the case of cash) to, or held as collateral (in the case of securities or other non-cash property) for the payment or prepayment of the Obligations; and pending such delivery, the Lender shall hold such monies, securities or other property as trustee for the account of the Senior Lenders.

          Notwithstanding anything to the contrary stated herein, the Borrower may make payments of, and the Lender may demand, receive and retain payments of
(i) accrued and unpaid interest on the principal amount of this Note when due, strictly in accordance with the terms and provisions of this Note and (ii) the principal amount of this Note strictly in accordance with the terms and provisions of this Note, unless, in the case of clauses (i) and (ii) above, a Default or an Event of Default has occurred and is continuing or would result from the making of such payment. Except as otherwise provided in this paragraph, the Lender shall not take, demand, receive or accelerate any payment of the Subordinated Debt and the Borrower shall not give, make or permit any such payment other than where expressly approved by the Senior Lenders and the Lender shall not assert, participate in or bring any sort of action, suit or proceeding (including, without limitation, bankruptcy or insolvency proceedings) either at law or in equity for the enforcement, collection or realization of all or any part of the Subordinated Debt. Notwithstanding the foregoing, should any action be taken, at any time, by or against the Borrower for any relief or arrangement under any federal or state bankruptcy or insolvency law, the Subordinated Debt shall be subordinated to the prior payment of the Obligations of the Senior Lenders in accordance with the subordination provisions described herein. The Borrower will (x) not make any payment in respect of any of the Subordinated Debt, or take any other action, in contravention of the provisions of this Note and (y) promptly notify the Collateral Agent in writing of the occurrence of a Default or an Event of Default not later than one Business Day after the occurrence thereof shall have become known to the Borrower.

          The Lender shall have no right to accelerate or to commence legal action to enforce collection of all or any part of the principal of and interest on this Note except in the event that the Borrower files or has filed against it (other than by the Lender) a petition under the United States Bankruptcy Code (11 U.S.C. (S) 101 et seq.), as amended, and any successor statute, provided
                   -------                                          --------
that any such involuntary proceeding which is commenced against the Borrower is not dismissed or discharged within 45 days after commencement thereof, provided,
                                                                       --------
however, that any amount received by the Lender in advance of its scheduled due
-------
date (without giving effect to any acceleration) hereunder as a result of any acceleration permitted above, prior to payment in full in cash of the Obligations and the termination of the Amended and Restated Financing Agreement, shall be held in trust and paid to the Senior Lenders.

          The Lender covenants and agrees with the Senior Lenders that, except as otherwise specifically permitted by this Note, the Lender shall not, directly or indirectly: (i) demand or receive payment of, (ii) exchange, cancel, discharge, forgive or modify, (iii) request or obtain collateral, security or guarantees for, (iv) except in favor of the Senior Lenders, effect a subordination, assignment, pledge, transfer, sale or other hypothecation of, or
(v) commence any legal action with respect to, the whole or any part of the principal of and interest on this Note. The Lender further agrees that until such time as all of the Obligations is paid and satisfied in full in cash, it shall not assert or be entitled to any subrogation rights. This Note may not be amended without obtaining the prior written consent of the Collateral Agent.

          All rights and interests of the Senior Lenders hereunder, and all agreements and obligations of the Lender and the Borrower hereunder, shall remain in full force and effect irrespective of: (i) any lack of validity or enforceability of the Amended and Restated Financing Agreement or any Loan Document or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Amended and Restated Financing Agreement or any Loan Document, (iii) any exchange or release of, or non-perfection of any Lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Loan Parties in respect of the Obligations or the Lender or the Borrower in respect of this Note.

          The Lender waives any and all demands, presentments or notices (other than notices specifically provided for in this Note) to which it otherwise might be entitled, including, without limitation, any and all notices (i) of the creation or accrual of any of the Obligations, (ii) of any extension, modification or renewal of any of the Obligations and (iii) of the Senior Lenders' reliance on the subordination provisions of this Note.

          The Borrower may at any time prepay the whole or any part of the unpaid principal amount of this Note, without penalty or premium, with interest accrued to the date fixed for prepayment.

          This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York applicable to contracts made and to be performed therein without consideration as to choice of law.

                                        MISS ERIKA, INC.



                                        By: ______________________
                                            Name:
                                            Title:

ACCEPTED AND AGREED:
[NORTON McNAUGHTON OF SQUIRE, INC.]
[JJ ACQUISITION CORP.]


By: ________________________
    Name:
    Title:


                                        PAY TO THE ORDER OF:
                                        NATIONSBANC COMMERCIAL CORPORATION,
                                        as Collateral Agent

                                        [NORTON McNAUGHTON OF SQUIRE, INC.]
                                        [JJ ACQUISITION CORP.]


                                        By: ______________________
                                            Name:
                                            Title:

                                  EXHIBIT L-3

            FORM OF SUBORDINATED INTERCOMPANY REVOLVING CREDIT NOTE


$_____________                                      Dated:  ________ __, 199_
                                                           New York, New York


          FOR VALUE RECEIVED, JJ Acquisition Corp. a Delaware corporation to be known as Jeri-Jo Knitwear, Inc., a Delaware corporation (the "Borrower"), HEREBY
                                                              --------
PROMISES TO PAY to the order of [Norton McNaughton of Squire, Inc., a New York corporation] [Miss Erika, Inc., a Delaware corporation] (the "Lender") (i) the
                                                              ------
principal amount of One Hundred Seventy-Five Million Dollars ($175,000,000), or if less, an amount equal to the aggregate unpaid principal amount of loans made from time to time by the Lender to the Borrower, payable on the same terms and conditions as the Revolving Credit Note (as defined in the Amended Restated Financing Agreement dated as of June 18, 1998 by and among Norton McNaughton, Inc., a Delaware corporation, the Borrower, the Lender, [Norton McNaughton of Squire, Inc. a New York corporation] [JJ Acquisition Corp., a Delaware corporation to be known as Jeri-Jo Knitwear, Inc.], the financial institutions from time to time party thereto, NationsBanc Commercial Corporation, as collateral agent (the "Collateral Agent"), The CIT Group/Commercial Services,
                       ----------------
Inc., as administrative agent (the "Administrative Agent"), and Fleet Bank, NA,
                                    --------------------
as documentation agent (the "Documentation Agent," and together with the
                             -------------------
Collateral Agent, the Administrative Agent and the aforementioned financial institutions, collectively the "Senior Lenders") (as amended or otherwise
                                --------------
modified from time to time, the "Amended and Restated Financing Agreement")) and
                                 ----------------------------------------
(ii) interest in an amount equal to the unpaid principal amount of the Revolving Credit Note, from the date hereof until all such principal amounts are paid in full, at the same interest rates, and payable at the same times, as are specified in the Amended and Restated Financing Agreement with respect to the Revolving Credit Note. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Amended and Restated Financing Agreement.

          The payment of the principal of, all accrued and unpaid interest on and any other amounts that now or hereafter may be owing by the Borrower to the Lender pursuant to this Note (collectively, the "Subordinated Debt") is hereby
                                                 -----------------
expressly made subordinate and subject in right of payment to the prior payment and satisfaction in full of any and all Obligations.

          The Senior Lenders are irrevocably authorized and empowered but shall have no obligation, in any proceeding with respect to the Borrower under any federal or state bankruptcy or insolvency law, or any other reorganization, dissolution or liquidation proceedings with respect to the Borrower, to file a proof of claim on behalf of the Lender with respect to the principal of and interest on this Note, to accept and receive any payment or distribution which may be payable or deliverable at any time upon or in respect of this Note in an amount not in excess of the Obligations then outstanding, and to take such other action (including voting the principal of and interest on this Note) as may be reasonably necessary to effectuate the foregoing. The Lender shall provide to the Senior Lenders all information and documents necessary to present claims or seek enforcement as aforesaid and will duly and promptly take such action as the Senior Lenders may request to collect the principal of and interest on this Note for the account of the Senior Lenders and to file appropriate claims or proofs of claim with respect thereto. Without limiting the foregoing, the Lender shall execute and deliver to the Senior Lenders such powers of attorney, assignments or other instruments as the Senior Lenders may request in order to enable them to enforce any and all claims with respect to this Note and to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to this Note. If the Senior Lenders do not exercise their right to vote the principal of and interest on this Note or otherwise act in any such reorganization proceeding as set forth in this paragraph (including the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), the Lender shall not take any action or vote in any way so as to contest (a) the validity or enforceability of the Amended and Restated Financing Agreement or any Loan Document, (b) the rights and duties of the Senior Lenders established in the Amended and Restated Financing Agreement and the Loan Documents, or (c) the validity or enforceability of the subordination provisions set forth in this Note.

          The Senior Lenders may: (i) enter into any agreement or arrangement with the Loan Parties under the Amended and Restated Financing Agreement with respect to the Obligations and any amendments thereto, as the Senior Lenders may deem proper; (ii) extend the time for payment and/or renew any or all of the Obligations; and (iii) surrender any security, collateral or guarantees held with respect to any or all of the Obligations, make any settlements and compromises thereof as it may deem proper and take any other action whether or not similar to the foregoing, all without notice to or consent from the Lender and without in any way impairing or affecting the subordination provisions of this Note thereby.

          Subject to the provisions of the following paragraph, should any payment with respect to the Subordinated Debt be received by the Lender in any form and from any source whatsoever prior to the payment in full in cash of all of the Obligations after all Commitments have terminated and all Letters of Credit have been canceled or cash collateralized, the Lender immediately shall deliver to the Senior Lenders any monies, securities or other property so received by it, or its equivalent in cash, with proper endorsements or assignments if necessary and without recourse, to be applied (in the case of cash) to, or held as collateral (in the case of securities or other non-cash property) for the payment or prepayment of the Obligations; and pending such delivery, the Lender shall hold such monies, securities or other property as trustee for the account of the Senior Lenders.

          Notwithstanding anything to the contrary stated herein, the Borrower may make payments of, and the Lender may demand, receive and retain payments of
(i) accrued and unpaid interest on the principal amount of this Note when due, strictly in accordance with the terms and provisions of this Note and (ii) the principal amount of this Note strictly in accordance with the terms and provisions of this Note, unless, in the case of clauses (i) and (ii) above, a Default or an Event of Default has occurred and is continuing or would result from the making of such payment. Except as otherwise provided in this paragraph, the Lender shall not take, demand, receive or accelerate any payment of the Subordinated Debt and the Borrower shall not give, make or permit any such payment other than where expressly approved by the Senior Lenders and the Lender shall not assert, participate in or bring any sort of action, suit or proceeding (including, without limitation, bankruptcy or insolvency proceedings) either at law or in equity for the enforcement, collection or realization of all or any part of the Subordinated Debt. Notwithstanding the foregoing, should any action be taken, at any time, by or against the Borrower for any relief or arrangement under any federal or state bankruptcy or insolvency law, the Subordinated Debt shall be subordinated to the prior payment of the Obligations of the Senior Lenders in accordance with the subordination provisions described herein. The Borrower will (x) not make any payment in respect of any of the Subordinated Debt, or take any other action, in contravention of the provisions of this Note and (y) promptly notify the Collateral Agent in writing of the occurrence of a Default or an Event of Default not later than one Business Day after the occurrence thereof shall have become known to the Borrower.

          The Lender shall have no right to accelerate or to commence legal action to enforce collection of all or any part of the principal of and interest on this Note except in the event that the Borrower files or has filed against it (other than by the Lender) a petition under the United States Bankruptcy Code (11 U.S.C. (S) 101 et seq.), as amended, and any successor statute, provided
                   -------                                          --------
that any such involuntary proceeding which is commenced against the Borrower is not dismissed or discharged within 45 days after commencement thereof, provided,
                                                                       --------
however, that any amount received by the Lender in advance of its scheduled due
-------
date (without giving effect to any acceleration) hereunder as a result of any acceleration permitted above, prior to payment in full in cash of the Obligations and the termination of the Amended and Restated Financing Agreement, shall be held in trust and paid to the Senior Lenders.

          The Lender covenants and agrees with the Senior Lenders that, except as otherwise specifically permitted by this Note, the Lender shall not, directly or indirectly: (i) demand or receive payment of, (ii) exchange, cancel, discharge, forgive or modify, (iii) request or obtain collateral, security or guarantees for, (iv) except in favor of the Senior Lenders, effect a subordination, assignment, pledge, transfer, sale or other hypothecation of, or
(v) commence any legal action with respect to, the whole or any part of the principal of and interest on this Note. The Lender further agrees that until such time as all of the Obligations is paid and satisfied in full in cash, it shall not assert or be entitled to any subrogation rights. This Note may not be amended without obtaining the prior written consent of the Collateral Agent.

          All rights and interests of the Senior Lenders hereunder, and all agreements and obligations of the Lender and the Borrower hereunder, shall remain in full force and effect irrespective of: (i) any lack of validity or enforceability of the Amended and Restated Financing Agreement or any Loan Document or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Amended and Restated Financing Agreement or any Loan Document, (iii) any exchange or release of, or non-perfection of any Lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Loan Parties in respect of the Obligations or the Lender or the Borrower in respect of this Note.


          The Lender waives any and all demands, presentments or notices (other than notices specifically provided for in this Note) to which it otherwise might be entitled, including, without limitation, any and all notices (i) of the creation or accrual of any of the Obligations, (ii) of any extension, modification or renewal of any of the Obligations and (iii) of the Senior Lenders' reliance on the subordination provisions of this Note.

          The Borrower may at any time prepay the whole or any part of the unpaid principal amount of this Note, without penalty or premium, with interest accrued to the date fixed for prepayment.

          This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York applicable to contracts made and to be performed therein without consideration as to choice of law.

                    JERI-JO KNITWEAR, INC.



                    By:  ______________________
                         Name:
                         Title:

ACCEPTED AND AGREED:
[NORTON McNAUGHTON OF SQUIRE, INC.]
[MISS ERIKA, INC.]


By:________________________
   Name:
   Title:


                    PAY TO THE ORDER OF:
                    NATIONSBANC COMMERCIAL CORPORATION,
                     as Collateral Agent

                    [NORTON McNAUGHTON OF SQUIRE, INC.]
                    [MISS ERIKA, INC.]


                    By:________________________
                       Name:
                       Title: